As filed with the Securities and Exchange Commission on April 26, 2012


                                                    Registration Nos. 002-39272
                                                                      and
                                                                      811-02162

                      Securities and Exchange Commission

                             Washington, DC 20549

                                   FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                        Pre-Effective Amendment No. [ ]


                      Post-Effective Amendment No. 59 [X]


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]


                             Amendment No. 29 [X]

                       (Check appropriate box or boxes.)

                     General American Separate Account Two
                          (Exact Name of Registrant)

                    General American Life Insurance Company
                              (Name of Depositor)

                 13045 Tesson Ferry Road, St. Louis, MO 63128
        (Address of Depositor's Principal Executive Offices) (Zip Code)

              Depositor's Telephone Number, including Area Code:
                                (314) 843-8700

                                Marie C. Swift
                           Associate General Counsel
                      Metropolitan Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02117
                    (Name and address of Agent for Service)

            It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on April 30, 2012 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Group and Individual Variable Annuity Contracts

                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO
                              PROSPECTUS FOR THE
                GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACTS

This prospectus describes certain group and individual variable annuity contracts (Contracts) offered by General American Life Insurance Company (General American, or the Company, or we, us, or our). The Contracts are deferred variable annuities. The Contracts have been offered as non-qualified annuities, individual retirement annuities (IRAs), tax sheltered annuities
(TSAs), or pursuant to other qualified plans. These Contracts provide for accumulation of contract values and annuity payments on a fixed or variable basis, or a combination fixed and variable basis. Sales of the Contracts have been discontinued with certain exceptions. Please contact your broker for further details.

The Contracts have a number of investment choices (1 General Account and 8 Investment Funds (the "Funds")). The General Account is part of our general assets and provides an investment rate guaranteed by us. The eight Funds available are portfolios of Fidelity(R) Variable Insurance Products, Met Investors Series Trust and Metropolitan Series Fund, Inc. which are listed below. You can put your money in any of these Funds which are offered through our separate account, General American Separate Account Two (the "Separate Account"). The Separate Account has Divisions, each of which invests in a corresponding Fund.


                 FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)        METROPOLITAN SERIES FUND (CLASS A)
                 -------------------------------------------------------        -------------------------------------
                 Managed by: Fidelity Management & Research Company              Advised by: MetLife Advisers, LLC

                   Equity-Income Portfolio                                         Barclays Capital Aggregate Bond
                                                                                     Index Portfolio
                 MET INVESTORS SERIES TRUST (CLASS A)                             BlackRock Diversified Portfolio
                 ------------------------------------                             BlackRock Large Cap Value Portfolio
                 Advised by:  MetLife Advisers, LLC                               BlackRock Money Market Portfolio
                                                                                  Jennison Growth Portfolio
                   MFS(R) Research International Portfolio                        MetLife Stock Index Portfolio


Current prospectuses for the Funds can be obtained by calling 1-800-449-6447.


Please read this Prospectus before investing. You should keep it for future reference. It contains important information. To learn more about the Contract, you can obtain a copy of the Statement of Additional Information (SAI) (dated April 30, 2012). The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. If you wish to receive, at no charge, the SAI, call us at (800) 449-6447 (toll free) or write us at: 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615-1064. The SEC has a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically. The Table of Contents of the SAI is on Page 34 of this Prospectus.


The Contracts:

   .     are not bank deposits
   .     are not federally insured
   .     are not endorsed by any bank or government agency
   .     are not guaranteed and may be subject to loss of principal

THE SEC HAS NOT APPROVED THESE CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                APRIL 30, 2012

                               TABLE OF CONTENTS


     INDEX OF SPECIAL TERMS.......................................     4

     SEPARATE ACCOUNT TABLE OF FEES AND EXPENSES..................     4

     HIGHLIGHTS...................................................     7

     THE COMPANY..................................................     8

     THE ANNUITY CONTRACTS........................................     8

     PURCHASE.....................................................     9
     Purchase Payments............................................     9
     Allocation of Purchase Payments..............................     9

     FUNDS........................................................    10
     Fidelity(R) Variable Insurance Products......................    10
     Met Investors Series Trust...................................    10
     Metropolitan Series Fund.....................................    10
     Investment Advice............................................    11
     Share Class of the Funds.....................................    13
     The General Account..........................................    13
     Transfers....................................................    13
     Market Timing................................................    14
     Additions, Deletions and Substitutions.......................    15

     EXPENSES.....................................................    15
     Surrender Charges (Contingent Deferred Sales Charge).........    15
     Charge-Free Amounts..........................................    16
     Administrative Charge........................................    16
     Transfer Charge..............................................    17
     Mortality and Expense Risk Charge............................    17
     Premium and Other Taxes......................................    17
     Fund Expenses................................................    17
     Exchange Program.............................................    18

     ACCUMULATED VALUE............................................    18
     Accumulated Value............................................    18
     Net Investment Factor........................................    18

     ACCESS TO YOUR MONEY.........................................    19
     Surrenders and Partial Withdrawals...........................    19
     Termination Benefits.........................................    19

     DEATH BENEFIT................................................    20
     Death of Contract Owner During the Accumulation Phase........    20
     Death of Annuitant During the Accumulation Phase.............    20
     Death of Contract Owner or Annuitant During the Income Phase.    21
     Special Tax Considerations...................................    21
     Avoiding Probate.............................................    21

     ANNUITY PAYMENTS.............................................    21
     Annuity Income Options.......................................    21
     Value of Variable Annuity Payments...........................    23


   FEDERAL INCOME TAX CONSIDERATIONS.................................    23
   Taxation of Non-Qualified Contracts...............................    24
   Ownership of the Investments......................................    26
   Taxation of Qualified Contracts...................................    27
   Possible Tax Law Changes..........................................    30

   PERFORMANCE ADVERTISING...........................................    31

   OTHER INFORMATION.................................................    31
   Separate Account Two..............................................    31
   Distributor of the Contracts......................................    31
   Legal Proceedings.................................................    32
   Voting Rights.....................................................    32
   Written Notice or Written Request.................................    32
   Deferment of Payment..............................................    32
   Ownership.........................................................    33
   The Beneficiary...................................................    33
   Assignments.......................................................    33
   Financial Statements..............................................    33

   TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION......    34

   APPENDIX A........................................................    34
   Historical Table of Units and Unit Values for Qualified Plans.....    34
   Historical Table of Units and Unit Values for Non-Qualified Plans.    34
   Table of Units and Unit Values....................................    35
   Notes on Appendix A...............................................    40

                            INDEX OF SPECIAL TERMS

Because of the complex nature of the Contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.


                                                          PAGE
                                                          ----
                 Accumulation Phase......................   8
                 Annuitant...............................  21
                 Annuity Commencement Date...............  21
                 Annuity Income Options..................  21
                 Annuity Payments........................   8
                 Beneficiary.............................  21
                 Business Day............................  10
                 General Account.........................  13
                 Good Order..............................   9
                 Income Phase............................   8
                 Funds...................................  10
                 Non-Qualified...........................  23
                 Owner...................................  33
                 Purchase Payment........................   9
                 Qualified...............................  23
                 Tax Deferral............................   8


                  SEPARATE ACCOUNT TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer accumulated values between investment choices. State premium taxes may also be deducted.

OWNER TRANSACTION EXPENSES (1)

SURRENDER CHARGES (EXPRESSED AS A PERCENTAGE OF AMOUNT WITHDRAWN) 9% (SEE NOTE
2)

NOTES:

(1) For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments, an administrative charge of $10 per year is imposed during the accumulation phase and a $5 transfer charge is imposed whenever funds are transferred between the General Account and the Separate Account. General American is currently waiving the administrative charge and the transfer charge for Contracts sold prior to May 8, 1982, but reserves the right to charge the fees in the future. No Surrender Charge applies to these Contracts.

(2) The Surrender Charge is expressed as a percentage of the amount withdrawn.

               First Contract Year                     9.00%
               Second Contract Year                    8.00%
               Third Contract Year                     7.00%
               Fourth Contract Year                    6.00% The Surrender Charge is levied only when you withdraw money
               Fifth Contract Year                     5.00% from your Contract. The first 10% of the account value you
               Sixth Contract Year                     4.00% withdraw in any Contract Year will not have a Surrender Charge
               Seventh Contract Year                   3.00% applied to it.
               Eighth Contract Year                    2.00%
               Ninth Contract Year                     1.00%

TRANSFER FEE:                   None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

SEPARATE ACCOUNT ANNUAL FEES
(AS A PERCENTAGE OF THE ACCUMULATED VALUE OF YOUR CONTRACT)


              Mortality and Expense Risk Charge:       1.00%/(1)/
                                                       ----
              TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES:  1.00%


(1) For contracts issued prior to February 23, 1988 that are invested in the BlackRock Large Cap Value Division, daily adjustments to values in the Separate Account are made to fully offset the effect of a $10.00 administrative fee charged to the BlackRock Large Cap Value Division by General American which equates to an annual ratio of 0.75% for these net assets.



The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the Prospectuses for the Funds and in the following tables.

RANGE OF FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                          MINIMUM MAXIMUM
                                                          ------- -------
       Total Annual Fund Operating Expenses
       (Expenses that are deducted from a Fund's assets,
       including management fees, distribution and/or
       service (12b-1 fees), and other expenses)           0.27%   0.77%

The following table shows the annual operating expenses for each Fund for the year ended December 31, 2010, before and after any applicable contractual expense subsidy or expense deferral arrangement. Certain Funds may impose a redemption fee in the future.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                             ACQUIRED   GROSS   CONTRACTUAL  NET TOTAL
                                                             FUND FEES  TOTAL     EXPENSE   CONTRACTUAL
                                         MANAGEMENT  OTHER      AND     ANNUAL  SUBSIDY OR    ANNUAL
FUND                                        FEES    EXPENSES EXPENSES  EXPENSES  DEFERRAL    EXPENSES
----                                     ---------- -------- --------- -------- ----------- -----------

FIDELITY(R) VARIABLE
  INSURANCE PRODUCTS /(1)/
Equity-Income Portfolio                     0.46%     0.10%     --       0.56%       --        0.56%

MET INVESTORS SERIES TRUST /(2)/
MFS(R) Research International Portfolio     0.68%     0.09%     --       0.77%     0.06%       0.71%

METROPOLITAN SERIES FUND/(2)/
Barclays Capital Aggregate Bond Index
  Portfolio                                 0.25%     0.03%     --       0.28%     0.01%       0.27%
BlackRock Diversified Portfolio             0.46%     0.05%     --       0.51%       --        0.51%
BlackRock Large Cap Value Portfolio         0.63%     0.03%     --       0.66%     0.03%       0.63%
BlackRock Money Market Portfolio            0.33%     0.02%     --       0.35%     0.01%       0.34%
Jennison Growth Portfolio                   0.62%     0.02%     --       0.64%     0.07%       0.57%
MetLife Stock Index Portfolio               0.25%     0.02%     --       0.27%     0.01%       0.26%



The Net Total Annual Operating Expenses shown in the table reflect contractual arrangements currently in effect under which the investment advisers of certain Funds have agreed to waive fees and/or pay expenses of the Funds until at least April 30, 2013. The Net Total Contractual Annual Expenses shown do not reflect voluntary waiver or expense reimbursement arrangements or arrangements that terminate prior to April 30, 2013. The Funds provided the information on their expenses, and we have not independently verified the information.


EXAMPLES:

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses. (1)

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: (a) maximum and (b) minimum fees and expenses of any of the Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:


                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------
                 (a) MAXIMUM:   $987  $1,178  $1,394   $2,051
                 (b) MINIMUM:   $937  $1,023  $1,127   $1,472

(2) If you do not surrender your Contract or if you begin the Income Phase at the end of the applicable time period:


                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------
                 (a) MAXIMUM:   $177   $548    $944    $2,051
                 (b) MINIMUM:   $127   $393    $677    $1,472


For Contracts issued prior to May 1, 1982:

(1) If you surrender your Contract, do not surrender your Contract or if you begin the Income Phase at the end of the applicable time period:


                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------
                 (a) MAXIMUM:   $644   $997   $1,374   $2,429
                 (b) MINIMUM:   $596   $850   $1,120   $1,877


Please remember that the Examples are simply illustrations and do not reflect past or future expenses. Your actual expenses may be higher or lower than those reflected in the Examples. Similarly your rate of return may be more or less than the 5% assumed in the Examples.

NOTE:

(1) The Examples do not reflect premium taxes (which may range up to 3.5%, depending on the jurisdiction).

Condensed financial information containing the Accumulation Unit Value history appears at the end of this Prospectus in Appendix A.

                                  HIGHLIGHTS

The variable annuity Contract that we are offering is a contract between you, the owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our General Account and 8 Funds. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit as well as other insurance related benefits. If you choose to have your money invested in the Funds you will bear the entire investment risk.

The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract.

You can choose to receive annuity payments on a variable basis, a fixed basis, or a combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the Funds you select for the income phase. If you choose fixed payments, the amount of the fixed annuity payments is level for the payout period.

FREE LOOK. If you cancel your Contract within 20 days after receiving it (or whatever period is required in your state), we will give you back your purchase payments. In some states we are required to give you back the value of your Contract that is invested in the Funds plus any purchase payments you allocated to the General Account.

TAX PENALTY. The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on these earnings. Payments during the income phase are considered partly a return of your original investment.

FOR ANY TAX QUALIFIED ACCOUNT (E.G. INDIVIDUAL RETIREMENT ACCOUNTS), THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

INQUIRIES. If you need more information or require assistance after you purchase a Contract, please contact us at:

   General American's Variable Annuity Administration Department
   P.O. Box 19098
   Greenville, SC 29602-9098
   (800) 449-6447

All inquiries should include the Contract number and the name of the Contract owner and/or the annuitant.

SUBSEQUENT PURCHASE PAYMENTS. All subsequent purchase payments should be mailed to:

   General American's Variable Annuity Administration Department
   P.O. Box 19098
   Greenville, SC 29602-9098;

or the address provided in any correspondence we send to you.

IF YOU SEND YOUR PURCHASE PAYMENTS OR TRANSACTION REQUESTS TO AN ADDRESS OTHER THAN THE ONE WE HAVE DESIGNATED FOR RECEIPT OF SUCH PURCHASE PAYMENTS OR REQUESTS, WE MAY RETURN THE PURCHASE PAYMENT TO YOU, OR THERE MAY BE A DELAY IN APPLYING THE PURCHASE PAYMENT OR TRANSACTION TO YOUR CONTRACT.

                                  THE COMPANY


We are an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at 200 Park Avenue, New York, New York 10166-0188. We are licensed to sell life insurance in 49 states, the District of Columbia, and Puerto Rico. Our Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.


We conduct a conventional life insurance business. Assets derived from our business should be considered by purchasers of variable annuity contracts only as bearing upon our ability to meet our obligations under the variable annuity contracts and should not be considered as bearing on the investment performance of the Separate Account.

                             THE ANNUITY CONTRACTS

This Prospectus describes the variable annuity Contracts that we are offering.

An annuity is a contract between you, the owner, and us, the insurance company, where we promise to pay you an income, in the form of ANNUITY PAYMENTS, beginning on a designated date in the future. Until you decide to begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your Contract enters the INCOME PHASE.

The Contract benefits from tax deferral. TAX DEFERRAL means that you are not taxed on earnings or appreciation on the assets in your Contract until you take money out of your Contract.

The Contract is called a variable annuity because you can choose among the Funds, and depending upon market conditions, you can make or lose money in any of these Funds. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the investment performance of the Fund(s) you select. If you select the fixed annuity portion of the Contract, the value will depend upon the interest we credit to the General Account.

The Contracts consist of a group variable annuity contract for use in Tax Sheltered Annuity (Section 403(b) annuity) Plans (TSA), and individual variable annuity contracts for use in HR-10 (Keogh) Plans, Individual Retirement Annuity
(IRA) Plans, Simplified Employee Pension Plans, and non-qualified retirement plans. When you buy a TSA under the group variable annuity contract, we issue you a certificate which sets out all of your rights and benefits.

                                   PURCHASE

You can purchase this Contract by completing an application and providing us with an initial purchase payment. We will not issue a Contract or certificate if the annuitant is older than 79 1/2.

PURCHASE PAYMENTS

The minimum initial PURCHASE PAYMENT permitted is $25. Afterwards, the purchase payments must be at least $25 and cannot exceed the annual equivalent of twice the initial purchase payment. For example, if you established a planned purchase payment of $50.00 per month, the total of all purchase payments in any Contract year could not exceed $1,200. Any purchase payments in excess of this amount will be accepted only after our prior approval.

Additional purchase payments on qualified Contracts are limited to proceeds from certain qualified plans. Purchase payments for other types of Contracts can be made at any time during the accumulation phase so long as the annuitant is living.

We accept purchase payments made by check or cashier's check. We also accept purchase payments in other forms, including, but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. We do not accept cash, money orders or travelers checks. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access to Your Money" below.)

You may elect to make purchase payments by means of a pre-authorized check ("PAC") procedure. Under a PAC procedure, amounts will be deducted each month from your checking account and applied as a purchase payment under a Contract. You can also ask us to bill you for planned purchase payments.

QUALIFIED CONTRACTS UNDER SECTION 403(B). If your Contract was issued as a Qualified Contract under Section 403(b) of the Code in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments (if permitted) as significant adverse tax consequences may result from such additional payments. (See "Federal Income Tax Considerations.")

ALLOCATION OF PURCHASE PAYMENTS

You specify how you want your purchase payments allocated. You may allocate each purchase payment to one or more of the Funds and/or the General Account. However, the requested allocations must be in whole number percentages, which total 100%, and involve amounts of at least $25. You can change the allocation instructions for future purchase payments by sending a written notice.

A request or transaction generally is considered in GOOD ORDER if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

If the application is in good order, the initial purchase payment will be credited within two business days after receipt of the application. However, if an application is not in good order (missing information, etc.), we may retain the initial purchase payment for up to five business days while attempting to complete the application. If the application cannot be made in good order within five business days, the initial purchase payment will be returned immediately unless you consent in writing to us retaining the initial purchase payment until the application is in good order. Subsequent purchase payments are credited within one business day.

Our BUSINESS DAYS are each day when both the New York Stock Exchange and we are open for business. The following are not business days for us: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Friday after Thanksgiving Day and Christmas Day. Our business day ends when the New York Stock Exchange closes, usually 4:00 PM Eastern Time.

                                     FUNDS

The Contract gives you the choice of allocating purchase payments to our General Account, or to one or more of the FUNDS listed below. The Funds are managed by investment advisers. Additional Funds may be made available in the future.

Each of these Funds has a separate prospectus. You should read the Fund prospectus before you decide to allocate your assets to the Fund. Current prospectuses for the Funds can be obtained by calling 1-800-449-6447.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS

EQUITY-INCOME PORTFOLIO


The Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500(R) Index.


MET INVESTORS SERIES TRUST

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

The MFS(R) Research International Portfolio seeks capital appreciation.


METROPOLITAN SERIES FUND


BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO


The Barclays Capital Aggregate Bond Index Portfolio seeks to track the performance of the Barclays U.S. Aggregate Bond Index.


BLACKROCK DIVERSIFIED PORTFOLIO

The BlackRock Diversified Portfolio seeks high total return while attempting to limit investment risk and preserve capital.

BLACKROCK LARGE CAP VALUE PORTFOLIO

The BlackRock Large Cap Value Portfolio seeks long-term growth of capital.

BLACKROCK MONEY MARKET PORTFOLIO

The BlackRock Money Market Portfolio seeks a high level of current income consistent with preservation of capital.

An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio. During extended periods of low interest rates, the yields of the Division investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.


JENNISON GROWTH PORTFOLIO

The Jennison Growth Portfolio seeks long-term growth of capital.


METLIFE STOCK INDEX PORTFOLIO


The MetLife Stock Index Portfolio seeks to track the performance of the Standard & Poor's 500(R) Composite Stock Price Index.


The investment objectives and policies of certain of the Funds are similar to the investment objectives and policies of other mutual funds that certain investment advisers manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Funds have the same investment advisers.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Shares of the Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

INVESTMENT ADVICE

FIDELITY(R) VARIABLE INSURANCE PRODUCTS

Fidelity Management & Research Company serves as Investment Manager. The chart below shows the subadviser of the Portfolio. For more information about the investment manager and the subadvisers, see the Fidelity(R) Variable Insurance Products prospectus and its Statement of Additional Information.

                     PORTFOLIO                 SUBADVISER
                     ---------                 ----------
              Equity-Income Portfolio   FMR Co., Inc.


MetLife Advisers, LLC ("MetLife Advisers"), an affiliate of General American, serves as Investment Adviser for each Portfolio of the Met Investors Series Trust and Metropolitan Series Fund. The chart below shows the subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its subadvisers and is ultimately responsible for the investment performance of these Funds. Each subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.


MET INVESTORS SERIES TRUST


                     PORTFOLIO                 SUBADVISER
                     ---------                 ----------
              MFS(R) Research           Massachusetts Financial
                International Portfolio   Services Company

For more information regarding the investment adviser and the subadvisers of the Met Investors Series Trust portfolios, see the Statement of Additional Information about the Contracts, and also see the Met Investors Series Trust prospectuses and Statement of Additional Information.


METROPOLITAN SERIES FUND



                     PORTFOLIO                 SUBADVISER
                     ---------                 ----------
              Barclays Capital
                Aggregate Bond Index    MetLife Investment
                Portfolio                 Advisors Company, LLC

              BlackRock Diversified
                Portfolio               BlackRock Advisors, LLC

              BlackRock Large Cap
                Value Portfolio         BlackRock Advisors, LLC

              BlackRock Money Market
                Portfolio               BlackRock Advisors, LLC

              Jennison Growth Portfolio Jennison Associates LLC

              MetLife Stock Index       MetLife Investment
                Portfolio                 Advisors Company, LLC



For more information regarding the investment adviser and the subadvisers of the Metropolitan Series Fund portfolios, see the Statement of Additional Information about the Contracts, and also see the Metropolitan Series Fund prospectuses and Statement of Additional Information.


You can also get information about the Funds (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS

An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of a Fund, or its affiliates, may make payments to General American (the "Company") and/or certain of its affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.25% for this Contract.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Fund. We will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the adviser. (See "Separate Account Table of Fees and Expenses" (annual operating expenses for the Funds), for information on the management fees paid by the Funds and the Statement of Additional Information for the Funds for information on the management fees paid by the advisers to the subadvisers.)

We select the Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment adviser are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliate than those that are not, we may be more inclined to offer portfolios advised by our affiliate in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Funds based on recommendations made by selling firms. These selling firms may receive payments from the Underlying Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Underlying Funds.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

SHARE CLASS OF THE FUNDS

The Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Funds may provide information for share classes that are not available through the Contract. When you consult the prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. Current prospectuses for the Funds may be obtained by calling 1-800-449-6447. The following classes of shares are available under the Contract:

   . For the Fidelity(R) Variable Insurance Products Fund, we offer Initial Class shares.
   . For the Met Investors Series Trust, we offer Class A shares of the available Funds.

   . For the Metropolitan Series Fund, we offer Class A shares of the available Funds.


THE GENERAL ACCOUNT

If you elect the GENERAL ACCOUNT (the general assets of the insurance company other than separate account assets), we will credit interest at an effective annual rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the General Account under the Contracts. We may, at our sole discretion, credit a higher rate of interest to the General Account, or to amounts allocated or transferred to the General Account. Where permitted by state law, we also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract.

TRANSFERS

You may transfer amounts as follows:

    1.   Between the General Account and one or more of the Funds; or
    2.   Among the Funds.

These transfers will be subject to the following rules:

    1. Transfers must be made by written request. We also permit transfer requests by telephone, provided we have a Telephone Authorization Form in good order completed by you.
    2. Transfers from or among the Funds may be made at any time and must be at least $100 or the entire amount of a Fund, if smaller.

    3. Transfers from the General Account to the Funds may be made once each year on the Contract's anniversary date and must be at least $100 but no more than 25% of the amount in the General Account prior to the transfer.

We reserve the right to restrict transfers out of the General Account with respect to timing, frequency and amount. Currently, we are not imposing these limits but we may reimpose them at any time.

We may revoke or modify the transfer privilege at any time, including the minimum amount for a transfer and the transfer charge, if any.

MARKET TIMING

Frequent requests from Contract owners to transfer Contract value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e., the MFS(R) Research International Portfolio--the "Monitored Fund") and we monitor transfer activity in the Monitored Fund. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Fund within given periods of time. For example, we currently monitor transfer activity of the Monitored Fund to determine if, in a three-month period there were two or more "round trips" of a certain dollar amount. A round-trip generally is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount will trigger the transfer restrictions described below.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case- by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Fund that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other owners or other persons who have an interest in the Contracts, we require all future transfer requests to or from any Monitored Fund or other identified Funds under that Contract to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the Contracts. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


The Funds may have adopted their own policies and procedures with respect to market timing transactions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the market timing policies established by the Fund.


In addition, Contract Owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries, such as separate accounts funding variable insurance contracts or retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing and disruptive trading activities (even if an entire omnibus order is rejected due to the market timing or disruptive trading activity of a single Contract Owner). You should read the Fund prospectuses for more details.


ADDITIONS, DELETIONS AND SUBSTITUTIONS


We may be required to substitute another Fund for one of the Funds you have selected. We would not do this without the prior approval of the Securities and Exchange Commission and applicable state insurance departments. We may also limit further investment in a Fund. We will give you notice of our intent to take either of these actions.


                                   EXPENSES

There are charges and other expenses associated with the Contracts that reduce the return on your investment in the Contract. These charges and expenses are:

SURRENDER CHARGES (CONTINGENT DEFERRED SALES CHARGE)

For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments to cover sales and distribution expenses. Contracts sold afterwards impose surrender charges (sometimes referred to as a contingent deferred sales charge) to recover these costs. The surrender charge percentage is based on the age of the Contract as shown in the following schedule:

                               SURRENDER CHARGE

                NUMBER OF COMPLETE YEARS     PERCENTAGE CHARGE
              SINCE PURCHASING THE CONTRACT  ON AMOUNT WITHDRAWN
              -----------------------------  -------------------
                          0-1                        9%
                           2                         8%
                           3                         7%
                           4                         6%
                           5                         5%
                           6                         4%
                           7                         3%
                           8                         2%
                           9                         1%

A surrender charge will be imposed in the event of certain partial and full surrenders.

A surrender charge may be assessed if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law.

We may not assess a surrender charge on required minimum distributions from qualified Contracts in order to satisfy federal income tax rules or to avoid required federal income tax penalties. This exception only applies to amounts required to be distributed from this Contract.


For participants of 403(b) arrangements, 401(a) plans, 401(k) plans and 457 plans, if you make a direct transfer to another funding vehicle or annuity contract issued by us or by one of our affiliates, we may waive the surrender charge if it is permitted in your state.


Upon full surrender, the surrender charge is calculated by multiplying the surrender charge percentage by the Contract's accumulated value. The surrender charge is deducted from amounts remaining in your Contract, if sufficient. If not, the surrender charge is taken from the amount you requested to the extent necessary and the withdrawal is considered a full surrender. In addition, surrender charges are not applied in the event of the death or disability of the Contract owner or Annuitant, or in the event of annuitization after five Contract years.

The surrender charge will never exceed 9% of total net purchase payments.

CHARGE-FREE AMOUNTS


If a Contract is within the nine year surrender charge period (the first nine Contract years), an amount may be withdrawn up to 10% of your accumulated account value (determined as of the date we receive the withdrawal request) each Contract year without incurring a surrender charge. Any percentages of your accumulated value previously withdrawn during a Contract year are subtracted from 10% in calculating the remaining percentage of account value that is available for withdrawal during the same Contract year. Any unused portion that may be surrendered without a surrender charge in one Contract year does not carry over to the next Contract year.


ADMINISTRATIVE CHARGE

For Contracts sold prior to May of 1982, an administrative charge of $10 per year is also imposed during the accumulation phase. We are currently waiving this administrative charge, but reserve the right to impose the charge in the future.

TRANSFER CHARGE

For Contracts sold prior to May of 1982, a $5 charge is imposed whenever Funds are transferred between the General Account and the Separate Account. We are currently waiving this transfer charge, but we reserve the right to impose the charge in the future.

MORTALITY AND EXPENSE RISK CHARGE

During both the accumulation phase and the income phase, charges to cover mortality and expense risk are made each business day as a percentage of the accumulated value of the Contract. The charge for mortality and expense risk is 1% annually. (For contracts issued prior to February 23, 1988 that are invested in the BlackRock Large Cap Value Division, daily adjustments to values in the Separate Account are made to fully offset the effect of a $10.00 administrative fee charged to the BlackRock Large Cap Value Division by General American which equates to an annual ratio of 0.75% for these net assets.)

The mortality risk assumed by us is that annuitants may live longer than the time estimated when the risk in the Contract is established. We agree to continue to pay annuity installments, determined in accordance with the annuity tables and other provisions contained in the Contract, and in accordance with the option selected (see "Annuity Income Options"), to each annuitant regardless of how long he lives and regardless of how long all annuitants as a group live. The expense risk assumed by us is that if the charge for mortality and expenses is not sufficient to cover administrative expenses, the deficiency will be met from our General Account.

We can modify a group Contract prospectively, with respect to future participants, after the Contract has been in force for at least three years. No modifications can affect the annuitants in any manner without an annuitant's written consent, unless such modification is deemed necessary to give you or the annuitants the benefit of federal or state statutes or Treasury Department rules or regulations.

PREMIUM AND OTHER TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract for them. Some of these taxes are due when the Contract is issued, and others are due when annuity payments begin. When a premium tax is due at the time the purchase payment is made, we may deduct from the payment such tax. Premium taxes generally range from 0% to 3.5%, depending on the state.

We also reserve the right to deduct from purchase payments, accumulated value, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the accumulated value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the contract that offset Variable Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.


FUND EXPENSES

There are deductions from and expenses paid out of the assets of the various Funds, which are described in the Fund prospectuses. Current prospectuses for the Funds may be obtained by calling 1-800-449-6447.

EXCHANGE PROGRAM

You may be eligible to exchange your Contract, provided it is no longer subject to any surrender charge, for a variable annuity contract issued by one of our affiliated insurance companies. If you choose to so exchange your Contract, our affiliate will waive any otherwise applicable withdrawal charges with respect to the new contract's value that is attributable to the exchanged assets. Any additional purchase payments contributed to the new contract will be subject to all fees and charges including the withdrawal charge.

Alternatively, we may waive by our written notice to you applicable withdrawal charges with respect to all or any portion of the Contract value that is directly transferred to another funding vehicle or an annuity contract issued by us or one of our affiliated insurance companies.

                               ACCUMULATED VALUE

The accumulated value is the value of your Contract. It is the sum of your interest in the various Funds and our General Account.

ACCUMULATED VALUE

During the accumulation phase, the value of the variable portion of your Contract will go up or down depending upon the investment performance of the Fund(s) you choose. We calculate your accumulated value after the New York Stock Exchange closes each business day.

Your accumulated value will be determined on a daily basis. On the date your initial net purchase payment is applied to the General Account and/or the Funds, your accumulated value in a Fund will equal the portion of any purchase payment allocated to the Fund.

Thereafter, on each business day, the accumulated value in a Fund will equal:

    1. The accumulated value in the Fund on the preceding business day, multiplied by the Fund's Net Investment Factor (defined below) for the business day; plus
    2. Any purchase payments received during the current business day which are allocated to the Fund; plus
    3. Any amounts transferred to the Fund from the General Account or from another Fund during the current business day; minus
    4. That portion transferred from the Fund to the General Account, or another Fund during the current business day (including any transfer charges); minus
    5. Any partial withdrawals from the Fund during the current business day; minus
    6. Any withdrawal or surrender charges incurred during the business day in connection with a partial withdrawal.

NET INVESTMENT FACTOR

The Net Investment Factor measures the investment performance of a Fund from business day to business day. The Net Investment Factor for each Fund for a business day is calculated as follows:

    1.   The value of the assets at the end of the preceding business day; plus
    2. The investment income and capital gains--realized or unrealized--credited to the assets for the business day for which the Net Investment Factor is being determined; minus
    3. The capital losses, realized or unrealized, charged against those assets during the business day; minus
    4. Any amount charged against each Fund for taxes, or any amount set aside during the business day as a reserve for taxes attributable to the operation or maintenance of each Fund; minus

    5. A charge not to exceed 0.002740% of the assets for each calendar day. This corresponds to 1% per year for mortality and expense risk; divided by
    6.   The value of the assets at the end of the preceding business day.

The accumulated value is expected to change from business day to business day, reflecting the investment experience of the selected Funds as well as the daily deduction of charges.

For Contracts issued prior to the reorganization of the Separate Account into a unit investment trust, a daily adjustment to values held in the Division of the Separate Account that invests in the BlackRock Large Cap Value Portfolio will be made to offset fully the effect of any and all additional expenses (other than advisory expenses for the BlackRock Large Cap Value Portfolio) of a type or in an amount which would not have been borne by the Separate Account prior to the reorganization. (See "Separate Account Table of Fees and Expenses.")

                             ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

   .     by making a withdrawal (either a partial or a complete withdrawal);
   .     when a death benefit is paid; or
   .     by electing to receive annuity payments.

We may withhold payment of surrender, withdrawal or, if applicable, loan proceeds if any portion of those proceeds would be derived from a personal check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SURRENDERS AND PARTIAL WITHDRAWALS

You may surrender the Contract or make a partial withdrawal to receive all or part of your accumulated value, at any time before you begin receiving annuity payments and while the annuitant is living, by sending us a written request.

The amount available for surrender or partial withdrawal is your accumulated value, less any surrender or withdrawal charges. In the event of a partial withdrawal, the amount of any withdrawal charge will be deducted from the remaining accumulated value and not from the amount withdrawn. The amount payable to you upon surrender or withdrawal may be paid in a lump sum or, if elected, all or any part may be paid out under an Annuity Income Option. (See "Annuity Income Options.")

The minimum amount that can be withdrawn is $100. If you do not tell us otherwise, the amounts will be withdrawn from the Funds and the General Account on a pro rata basis. The amount paid on the surrender or withdrawal will ordinarily be paid within seven days after we receive a written request in good order.

INCOME TAXES AND TAX PENALTIES MAY APPLY TO ANY WITHDRAWAL YOU MAKE. YOUR ABILITY TO MAKE WITHDRAWALS FROM CERTAIN QUALIFIED CONTRACTS MAY BE RESTRICTED BY FEDERAL TAX LAW OR THE TERMS OF YOUR RETIREMENT PLAN.

TERMINATION BENEFITS

If you own a Tax Sheltered Variable Annuity Contract, you have certain rights if you terminate your participation prior to the Annuity Commencement Date. Upon termination of participation prior to the Annuity Commencement Date, you may elect:

   . to have the accumulated value applied to provide annuity payments under one of the annuity income options described below, or

   . to leave the accumulated value in the Contract, in which case the number of accumulation units in your individual account will remain fixed, but the value thereof will vary as described in the Section "Accumulated Value", or
   . to receive the accumulated value on the basis of the accumulation unit value next determined after the written request for surrender is received by us; or
   . to convert to an Individual Variable Annuity Contract, if appropriate; individual Contracts are issued by us on the effective date of termination, on the basis set forth by us at the time of such conversion.

Federal tax law may impose additional restrictions on our right to cancel your traditional IRA, Roth IRA or other qualified Contract.

                                 DEATH BENEFIT

DEATH OF CONTRACT OWNER DURING THE ACCUMULATION PHASE

If you die during the accumulation phase, and your spouse is the beneficiary, we will treat your spouse as the new Contract owner. Otherwise, if you die during the accumulation phase, this Contract will no longer be in force. We will pay your interest in the Contract to your beneficiary in a lump sum upon receiving proof of your death. If there is no beneficiary, the proceeds will be paid to your estate. If there are joint owners, the death benefit will be paid out on the first death to occur.

This payment will be made within five years after the date of your death unless you or your beneficiary choose, by providing us with written notice, one of the options described below:

   . Leave the proceeds of the Contract with us as provided under Annuity Income Option 6 of this Contract (or Option 7 in the case of a non-qualified Contract) . Any amount remaining unpaid under Annuity Income Option 6 or Option 7 will be paid in a lump sum to the beneficiary before the end of the fifth year after your death.
   . Buy an immediate annuity for the beneficiary, who will be the owner and annuitant. Payments under the annuity, or under any other method of payment we make available, must be for the life of the beneficiary, or for a number of years that is not more than the life expectancy of the beneficiary at the time of your death (as determined for Federal tax purposes), and must begin within one year after your death.

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.

If we are presented in good order with notification of your death before any requested transaction is completed (including transactions under any automated investment or withdrawal strategies), we may cancel the request.

DEATH OF ANNUITANT DURING THE ACCUMULATION PHASE

When we receive due proof of the death of the annuitant during the accumulation phase, we will pay the beneficiary the accumulated value of the Contract. The accumulated value will be the value next determined following our receipt of due proof of death of the annuitant as well as proof that the annuitant died during the accumulation phase. The beneficiary must receive the amount payable under a payout method available for the Death of Owner explained above.

If a beneficiary has not been designated by the annuitant or if a beneficiary designated by the annuitant is not living on the date a lump sum death benefit is payable, or on the date any payments are to be continued, we will pay the lump sum death benefit for the commuted value of the payments to the deceased annuitant's spouse. If the spouse is not living, then payments will be made equally to the annuitant's surviving children. If the children are not surviving, then payments will be made to either the surviving father or mother or to both equally if both survive. If none of the above survive the annuitant, then payments will be made to his or her executors or administrators.

DEATH OF CONTRACT OWNER OR ANNUITANT DURING THE INCOME PHASE

If you or the annuitant dies during the income phase, the Annuity Income Option then in effect will govern as to whether or not we will continue to make any payments. Any remaining payments will be made at least as rapidly as at the time of death.

SPECIAL TAX CONSIDERATIONS

There are special tax rules that apply to IRA and other qualified Contracts during both the accumulation phase and income phase governing distributions upon the death of the owner. These rules are contained in provisions in the endorsements to the Contracts and supersede any other distribution rules contained in the Contracts.

The preceding provisions regarding the death of the owner are intended to satisfy the distribution at death requirements of section 72(s) of the Internal Revenue Code of 1986, as amended. We reserve the right to amend this Contract by subsequent endorsement as necessary to comply with applicable tax requirements, if any, which are subject to change from time to time. Such additional endorsements, if necessary to comply with amended tax requirements, will be mailed to you and become effective within 30 days of mailing, unless you notify us in writing, within that time frame, that you reject the endorsement.

AVOIDING PROBATE

In most cases, when you die, the person you choose as your BENEFICIARY will receive the death benefit without going through probate. However, the avoidance of probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

                               ANNUITY PAYMENTS

Under the Contracts you can receive regular income payments. You can choose the month and year in which those payments begin. We call that date the ANNUITY COMMENCEMENT DATE. We ask you to choose your Annuity Commencement Date and Annuity Income Option when you purchase the Contract. You can change either at any time before the Annuity Commencement Date with 30 days notice to us. Due to underwriting, administrative or Internal Revenue Code considerations, the availability of certain annuity payment options may be restricted and, may, among other things, restrict payments to the survivor or limit the duration of a period certain option.

The ANNUITANT is the person whose life we look to when we make annuity payments.

ANNUITY INCOME OPTIONS

The ANNUITY INCOME OPTIONS, with the exception of Option 7, may be selected on either a variable annuity or a fixed payment basis, or a combination of both. In the absence of an election to the contrary, the variable accumulated value will be applied to provide variable annuity payments and the guaranteed accumulated value will be applied to provide guaranteed annuity payments.

The minimum amount which may be applied under an option is $5,000 and the minimum annuity payment is $50 (or any lower amount required by state law). If the accumulated value is less than $5,000 when the Annuity Commencement Date arrives, we will make a lump sum payment of such amount to you. If at any time payments are, or become less than $50, we have the right to change the frequency of payments to intervals that will result in installments of at least $50.

The following options are available:

   OPTION 1 - Life Annuity - Under this option we make monthly income payments during the lifetime of the annuitant and terminating with the last payment preceding his/her death.

   OPTION 2 - Life Annuity with 60, 120, 180, or 240 Monthly Payments Guaranteed - Under this option we make monthly income payments during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than a stated certain period, which may be five, ten, fifteen or twenty years, as elected, the monthly income will continue during the remainder of the stated period to the beneficiary. However, the beneficiary may elect to receive a single sum payment. A single sum payment will be equal to the present value of remaining payments as of the date of receipt of due proof of death commuted at the assumed investment rate.

   OPTION 3 - Unit Refund Life Annuity - Under this option, we make monthly income payments during the lifetime of the annuitant, terminating with the last payment preceding his/her death. If the annuitant dies, the beneficiary will receive an additional payment of the then dollar value of the number of annuity units. This is equal to the excess, if any, of (a) over (b) where
   (a) is the total amount applied under the option divided by the annuity unit value at the Annuity Commencement Date and (b) is the number of annuity units represented by each payment multiplied by the number of payments made.

   For example, if $19,952.07 were applied under this option for a male at age 65 on the Annuity Commencement Date, the annuity unit value in the appropriate Fund on such date was $12.071, the number of annuity units represented by each payment was ten, thirteen Annuity payments were paid prior to the date of death, and the value of an annuity unit on the date of death was $12.818, the amount paid to the beneficiary would be $19,520.44.

   OPTION 4 - Joint and Survivor Income for Life - Under this option we make monthly income payments during the joint lifetime of the annuitant and another named individual and thereafter during the lifetime of the survivor. Payments cease with the last income payment due prior to the death of the survivor.

   OPTION 5 - Income for a Fixed Period - Under this option, we make annual, semiannual, quarterly, or monthly payments over a specified number of years, not less than three and not more than thirty. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we do not incur a mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that this selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.

   OPTION 6 - Income of a Fixed Amount - Under this option, we make fixed equal payments annually, semiannually, quarterly, or monthly (not less than $75 per annum per $1,000 of the original amount due) until the proceeds applied under this option, with interest credited at the current annual rate, are exhausted. The final installment will be for the remaining balance. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we incur no mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that such selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.

   OPTION 7 - Interest Income (may be available to Non-qualified Annuities only) - Under this option, you can place your accumulated value on deposit with us in our General Account and we will make annual, semiannual, quarterly, or monthly payments, as selected. Your remaining balance will earn interest at a rate not less than 4% per annum.

With respect to any Option not involving a life contingency (e.g., Option 5 Income for a Fixed Period), you may elect to have the present value of the guaranteed monthly annuity payments remaining, as of the date we receive proof of the claim, commuted and paid in a lump sum as set forth in the Contract. Options not involving a life contingency may not always satisfy minimum required distribution rules for qualified Contracts. Consult a tax advisor.

There may be tax consequences resulting from the election of an annuity payment containing a commutation feature (i.e. an annuity payment option that permits the withdrawal of a commuted value). (See "Federal Income Tax Considerations.")

VALUE OF VARIABLE ANNUITY PAYMENTS

The dollar amount of your payment from the Fund(s) will depend upon four things:

   .     the value of your Contract in the Fund(s) on the Annuity Commencement
         Date;
   .     the 4% assumed investment rate used in the annuity table for the
         Contract;
   .     the performance of the Funds you selected; and
   . if permitted in your state and under the type of Contract you have purchased, the age and sex of the annuitant(s).

If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual performance is less than 4% plus the amount of the deductions, your annuity payments will decrease.

The value of all payments (both guaranteed and variable) will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

The method of computation of variable annuity payments is described in more detail in the Statement of Additional Information. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity purchase rates, the annuity purchase rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued.

                       FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate (currently 15%) applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a QUALIFIED Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a NON-QUALIFIED Contract. The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or ERISA (the Employee Retirement Income Security Act of 1974). If the Annuity is subject to the Retirement Equity Act because it is part of a plan subject to ERISA, the participant's spouse has certain rights which may be waived with the written consent of the spouse. Consult your tax advisor.

The rules for state and local income taxes may differ from the Federal income tax rules. Contract Owners and prospective contract owners of the Contract should consult their own tax advisors and the law of the applicable taxing jurisdiction to determine what rules and tax benefits apply to the contract.

To the extent permitted under Federal income tax law, the Separate Account may claim the benefit of certain tax credits attributable to taxes paid by certain of the Funds to foreign jurisdictions.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

TAXATION OF NON-QUALIFIED CONTRACTS

NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a non-qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

Naming a non-natural person, such as a trust or estate, as a designated beneficiary may eliminate the ability to stretch the payment over an individual's life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Internal Revenue Code. If a non-natural person, such as a trust, is the owner of a non-qualified Contract, the distribution on death rules under the Internal Revenue Code may require payment to begin earlier than expected and may impact the usefulness of the death benefits.

The following discussion generally applies to Contracts owned by natural persons.

WITHDRAWALS. When a withdrawal from a non-qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a non-qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

   .     made on or after the taxpayer reaches age 59 1/2;
   .     made on or after the death of an Owner;
   .     attributable to the taxpayer's becoming disabled;
   . made as part of a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or
   . under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. We will treat the application of less than your entire Contract value under a non-qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the annuity income payments received under the rules for variable income annuities. Consult your tax advisor prior to partially annuitizing your contract.

In general, the amount of each payment under a variable annuity payment option that can be excluded from Federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the Contract when the income stream is terminated. The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between fixed interest options and variable investment sub-accounts as well as transfers between investment sub-accounts after the annuity starting date. Consult your own tax advisor.

PARTIAL ANNUITIZATION. Starting in 2011, if your Contract allows and you elect to apply less than the entire account value of your Contract to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is for 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your own independent tax advisor before you partially annuitize your Contract.

TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

The death benefit under an annuity is generally taxable to the recipient beneficiary or other payee, such as your estate, in the same manner as distributions made to the Contract owner (using the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date as defined under the income tax regulations, we must make payment of your entire interest in the Contract within five years of the date of your death or begin payments under a pay-out option allowed by the Code to your beneficiary within one year of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as "owner" of the Contract.

It is conceivable that amounts charged for any guaranteed minimum death benefit could be considered to be deemed distributions resulting in taxable income under a non-qualified annuity contract. However, we will treat such benefits and charges as an integral part of the annuity Contract, and not as a taxable distribution. We reserve the right to change our reporting policies if required by the IRS or based on any future IRS guidance (whether formal or informal).

At the present time the IRS has not approved the use of an exclusion ratio or exclusion amount when only part of your account balance is used to convert to income payments. Consult your tax advisor prior to partially annuitizing your Contract.

Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified Contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable. Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of
(a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract owner. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

MULTIPLE CONTRACTS. The tax law provides that all non-qualified deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your own tax advisor.

FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

In addition, because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a qualified Contract. Such Contracts must generally be for the exclusive benefit of the participant and his or her designated beneficiary(ies), and must be nonforfeitable, nontransferable and nonassignable.

WITHDRAWALS. In the case of a withdrawal under a qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a qualified Contract can be zero.


Individual Retirement Accounts (IRAs), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2012, $5,000 plus, for Owners age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies.


Traditional IRAs, Simple IRAs and Roth IRAs may not invest in life insurance. Your Contract may permit death benefits that exceed the greater of premiums (contributions) paid or Contract value on the date of your death. It is conceivable that such benefits could be considered life insurance which could result in the disqualification of the IRA and the current taxation of all or a portion of the Contract value. However, the final Treasury Regulations with respect to required minimum distributions appear to treat such benefits as part of the IRA annuity and which value is subject to minimum distribution requirements rather than as separate life insurance or incidental death benefits. Consult your tax advisor prior to purchase.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Recently enacted legislation allows (but does not require) 403(b) plans that offer designated Roth accounts to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of
(1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, a severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

Under the IRS regulations adopted in 2007 affecting 403(b) plans and arrangements, employers must meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under 403(b). These regulations are generally effective January 1, 2009. Prior to the 2007 rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The 2007 regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.

If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract, we urge you to consult with your tax advisor prior to making additional purchase payments.

Section 457(b) Plans: an eligible Section 457 plan, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer which must be a tax-exempt entity under Section 501(c) of the Code. In general, all amounts received under
Section 457(b) plans are taxable and are subject to federal income tax withholding as wages.

LOANS. IF YOUR QUALIFIED PLAN OR TSA PLAN CONTRACT PERMITS LOANS, THE AMOUNT OF SUCH LOANS, THE REPAYMENT TERMS AND THE TREATMENT OF DEFAULTS ARE SUBJECT TO LIMITATIONS AND RULES UNDER SECTION 72(P) OF THE CODE AND THE REGULATIONS THEREUNDER. THE TERMS OF YOUR LOAN WILL BE GOVERNED BY YOUR LOAN AGREEMENT AND THE REQUIREMENTS OF THE TAX LAW (AND ERISA, WHERE APPLICABLE). FAILURE TO SATISFY THESE REQUIREMENTS WILL RESULT IN ADVERSE TAX CONSEQUENCES. CONSULT YOUR TAX ADVISER PRIOR TO APPLYING FOR A LOAN.

Qualified Contracts (including Contracts under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

Under final income tax regulations regarding minimum distribution requirements, in general, the value of all benefits under a deferred annuity (including death benefits in excess of contract value, as well as all living benefits) must be added to the contract value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the Contract that is subject to required minimum distributions under this new rule and either compute the required amount for you or offer to do so at your request. The new rules are not entirely clear and you should consult your tax advisor as to how these rules affect your own Contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH. Upon the death of the Contract owner and/or Annuitant of a qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract as owner. Alternative rules permit a spousal beneficiary under a qualified Contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased owner would have attained age 70 1/2, or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates.

The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax adviser to determine whether your variable income annuity will satisfy these rules for your own situation.

Distributions from qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

"Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans. NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403 (B), 457 PLANS AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, permissible contribution limits for income tax purposes may be different at the federal level from your state's income tax laws. Please consult your employer or tax adviser regarding this issue.

SUSPENSION OF MINIMUM DISTRIBUTION RULES DURING 2009. For required minimum distributions ("RMDs") following the death of the Contract Owner or annuitant of a qualified Contract, the five year rule is applied without regard to calendar year 2009 due to the 2009 RMD Waiver. For instance, if a Contract Owner died in 2007, the five year period ends in 2013 instead of 2012. The RMD rules are complex, so consult with your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

TAX CREDITS AND DEDUCTIONS. We may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature are uncertain and the IRS may determine that the taxable amount of annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by us. The exercise of the commutation feature also may result in adverse tax consequences including:

..    The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

..    The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

..    The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

PUERTO RICO TAX CONSIDERATIONS. The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state, local and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, local and foreign taxation with respect to an annuity contract purchase.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

                            PERFORMANCE ADVERTISING

We periodically advertise performance of the various Funds. We will calculate performance by determining the percentage change in the accumulated value for selected periods. This performance number reflects the deduction of the mortality and expense risk charges. It does not reflect the deduction of any surrender charge. The deduction of any surrender charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the mortality and expense risk charges, and surrender charges.

We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

                               OTHER INFORMATION

SEPARATE ACCOUNT TWO

We established Separate Account Two to hold the assets that underlie the Contracts. The Separate Account was established on October 22, 1970 under Missouri law, pursuant to authorization by our Board of Directors. We registered the Separate Account as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940 on January 25, 1971.

Purchase payments are received into the Separate Account from qualified and non-qualified individual and group variable annuity Contracts. Such payments are pooled together and invested separately from the General Account of General American. The persons participating in the variable portion of these Contracts look to the investment experience of the assets in the Separate Account.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments-- even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. General American is regulated as an insurance company under state law, which includes generally limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

DISTRIBUTOR OF THE CONTRACTS

MetLife Investors Distribution Company ("MLIDC"), 5 Park Plaza, Suite 1900, Irvine, CA 92614 (formerly named General American Distributors, Inc., located at 700 Market Street, St. Louis, Missouri 63101) is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

MLIDC is the principal underwriter and distributor of the Contracts. It has entered into contracts with various affiliated broker-dealers and registered representatives to aid in the distribution of the Contracts. Commissions paid to dealer(s) in varying amounts are not expected to exceed 3.25% of purchase payments for such Contracts, under normal circumstances.

Sales representatives and their Managing Partners of the distributor (and the sales representatives and managers of our affiliates) may also be eligible for additional cash and non-cash compensation such as bonuses, equity awards (for example stock options), training allowances, supplemental salary, payments based on a percentage of contract value, financing arrangements, marketing support, medical and retirement benefits, other insurance and non-insurance related benefits as well as participating in programs that offer such items as conferences, trips, prizes and awards. The amount of this additional compensation is based on the amount of proprietary products sold. Proprietary products are products issued by General American and its affiliates.

LEGAL PROCEEDINGS

In the ordinary course of business, General American, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, General American does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of General American to meet its obligations under the Contracts.

VOTING RIGHTS

We are the legal owner of the Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain instructions from you and other owners as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

WRITTEN NOTICE OR WRITTEN REQUEST

A written notice or written request is any notice or request that you send to us requesting any changes or making any request affecting your Contract. Such a request or notice must be in a format and content acceptable to us.

DEFERMENT OF PAYMENT

We may be required to suspend or postpone payments for surrenders or transfers for any period when:

    1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);
    2.   trading on the New York Stock Exchange is restricted;
    3. an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds;
    4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may also delay the payment of a surrender or partial withdrawal from the General Account for up to six months from receipt of Written Request. If payment is delayed, the amount due will continue to be credited with the rate of interest then credited to the General Account until the payment is made.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a purchase payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.

OWNERSHIP

You, as the OWNER of the Contract, have all the rights under the Contract. Prior to the Annuity Commencement Date, the owner is as designated at the time the Contract is issued, unless changed.

THE BENEFICIARY

The beneficiary is the person(s) or entity you or the annuitant name to receive any death benefit. The beneficiary is named at the time the Contract is issued, unless changed at a later date. Subject to any assignment of a Contract, the beneficiary may be changed during the lifetime of the annuitant by providing us with the proper forms in good order. If the joint and survivor option is selected, the annuitant may not change the designation of a joint annuitant after payments begin.

A change of beneficiary designation will not become effective unless we accept the written request, at which time it will be effective as of the date of the request. A beneficiary who becomes entitled to receive benefits under this Contract may also designate, in the same manner, a beneficiary to receive any benefits which may become payable under this Contract by reason of death.

ASSIGNMENTS

With respect to individual non-qualified Contracts, an assignment or transfer of the Contract or of any interest in it will not bind us unless: (1) it is made as a written instrument, (2) the original instrument or a certified copy is filed at our Home Office, and (3) we send the Contract owner a receipt. We are not responsible for the validity of the assignment. If a claim is based on an assignment or transfer, proof of interest of the claimant may be required. A valid assignment will take precedence over any claim of a beneficiary.

With respect to all other Contracts, you may not transfer, sell, assign, discount or pledge a Contract for a loan or a security for the performance of an obligation or any other purpose, to any person other than to us.

AN ASSIGNMENT MAY BE A TAXABLE EVENT.

FINANCIAL STATEMENTS

Financial statements for each of the Divisions of the Separate Account have been included in the Statement of Additional Information.


The consolidated financial statements for General American and the consolidated financial statements for MetLife (as well as their respective independent auditors' report thereon) have also been included in the Statement of Additional Information.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

               Company                                        2
               Independent Registered Public Accounting Firm  2
               Distribution                                   2
               Performance Information                        3
               Investment Advice                              4
               Tax Status of the Contracts                    5
               Annuity Provisions                             6
               General Matters                                7
               Safekeeping of Account Assets                  8
               State Regulation                               8
               Records and Reports                            8
               Other Information                              8
               Financial Statements                           8

                                  APPENDIX A

HISTORICAL TABLE OF UNITS AND UNIT VALUES FOR QUALIFIED PLANS

                                 1980   1981   1982   1983   1984   1985   1986   1987   1988
                                ------ ------ ------ ------ ------ ------ ------ ------ ------
Accumulation unit value:
Beginning of period             $ 8.23 $ 9.94 $ 9.92 $12.09 $13.25 $13.15 $16.68 $19.73 $20.03
End of period                   $ 9.94 $ 9.92 $12.09 $13.25 $13.15 $16.68 $19.73 $20.03 $21.30*
Number of units outstanding at
  end of period (in thousands)     175    169    138    162    162    148    170    255    263*

HISTORICAL TABLE OF UNITS AND UNIT VALUES FOR NON-QUALIFIED PLANS

                                 1980   1981   1982   1983   1984   1985   1986   1987   1988
                                ------ ------ ------ ------ ------ ------ ------ ------ ------
Accumulation unit value:
Beginning of period             $ 9.30 $10.73 $10.91 $12.63 $13.77 $14.30 $18.16 $21.47 $21.80
End of period                   $10.73 $10.91 $12.63 $13.77 $14.30 $18.16 $21.47 $21.80 $23.18*
Number of units outstanding at
  end of period (in thousands)      27     49     50     52     50     48     49     49     28*

-------------
* Unit values and units outstanding represent the values and number of units at the date of reorganization, February 23, 1988.

TABLE OF UNITS AND UNIT VALUES


This Table shows unit values and the number of units through December 31, 2011 of the Separate Account that were invested in the Funds of Fidelity(R) Variable Insurance Products, Met Investors Series Trust and Metropolitan Series Fund. There can be no assurance that the investment experience of the underlying Funds in the future will be comparable to past experience.



                                    ACCUMULATION                  QUALIFIED PLAN   NONQUALIFIED PLAN
                                     UNIT VALUE    ACCUMULATION  UNITS OUTSTANDING UNITS OUTSTANDING
                                      BEGINNING     UNIT VALUE     END OF PERIOD     END OF PERIOD
                                    OF PERIOD/(1)/ END OF PERIOD  (IN THOUSANDS)    (IN THOUSANDS)
                                    -------------  ------------- ----------------- -----------------
METLIFE STOCK INDEX DIVISION/ (2)/
2011                                    60.87          61.37            173                73
2010                                    53.54          60.87            192                79
2009                                    42.84          53.54            213                86
2008                                    68.79          42.84            244                94
2007                                    66.03          68.79            295               106
2006                                    57.76          66.03            344               124
2005                                    55.76          57.76            427               156
2004                                    50.95          55.76            495               201
2003                                    40.14          50.95            577               215
2002                                    52.05          40.14            631               249
2001                                    59.74          52.05            738               290
2000                                    66.06          59.74            860               321
1999                                    55.35          66.06            968               340
1998                                    43.62          55.35            987               342
1997                                    33.17          43.62            935               366
1996                                    27.27          33.17            808               325
1995                                    20.12          27.27            657               297
1994                                    20.09          20.12            636               265
1993                                    18.48          20.09            599               241
1992                                    17.37          18.48            366               152
1991                                    13.47          17.37            236               109
1990                                    14.15          13.47            133                67
1989                                    11.01          14.15             97                23
1988                                    10.00          11.01             36                 7

BLACKROCK MONEY MARKET DIVISION/ (6)/
(FORMERLY STATE STREET RESEARCH MONEY MARKET DIVISION)
2011                                    20.75          20.55             28                 2
2010                                    20.96          20.75             28                 4
2009                                    21.08          20.96             33                 6
2008                                    20.70          21.08             38                10
2007                                    19.90          20.70             40                11
2006                                    19.18          19.90             40                10
2005                                    18.83          19.18             48                11
2004                                    18.83          18.83             50                13
2003                                    18.86          18.83             81                 9
2002                                    18.74          18.86            105                33
2001                                    18.19          18.74            192                28
2000                                    17.26          18.19            139                26
1999                                    16.57          17.26            228                69
1998                                    15.85          16.57            124                79
1997                                    15.14          15.85            102                74
1996                                    14.50          15.14            117                62
1995                                    13.82          14.50            106                57
1994                                    13.39          13.82             93                58
1993                                    13.12          13.39            115                73
1992                                    12.78          13.12            181                85
1991                                    12.16          12.78            179               101
1990                                    11.33          12.16            188                79
1989                                    10.44          11.33             28                15
1988                                    10.00          10.44              6                 5

           ACCUMULATION                  QUALIFIED PLAN   NONQUALIFIED PLAN
            UNIT VALUE    ACCUMULATION  UNITS OUTSTANDING UNITS OUTSTANDING
             BEGINNING     UNIT VALUE     END OF PERIOD     END OF PERIOD
           OF PERIOD/(1)/ END OF PERIOD  (IN THOUSANDS)    (IN THOUSANDS)
           -------------  ------------- ----------------- -----------------
     BARCLAYS CAPITAL AGGREGATE BOND INDEX DIVISION/ (3)/
     (FORMERLY LEHMAN BROTHERS BOND INDEX DIVISION)
     2011      35.20          37.47             40                0
     2010      33.53          35.20             48                0
     2009      32.20          33.53             53                0
     2008      30.69          32.20             68                0
     2007      29.01          30.69             82                0
     2006      28.14          29.01             84                0
     2005      27.84          28.14            103                0
     2004      27.02          27.84            122                0
     2003      26.32          27.02            105               48
     2002      24.01          26.32            124               55
     2001      22.37          24.01            137               62
     2000      20.16          22.37            130               52
     1999      20.97          20.16            148               60
     1998      19.50          20.97            200               75
     1997      18.01          19.50            163               80
     1996      17.66          18.01            163               70
     1995      14.99          17.66            146               85
     1994      15.78          14.99            146               58
     1993      14.43          15.78            161               61
     1992      13.68          14.43            116               48
     1991      12.12          13.68             50               67
     1990      11.22          12.12             33               58
     1989      10.27          11.22             22               17
     1988      10.00          10.27              5                2

     BLACKROCK LARGE CAP VALUE DIVISION QUALIFIED/ (4)/
     (FORMERLY STATE STREET RESEARCH LARGE CAP VALUE DIVISION QUALIFIED)
     2011     108.39         110.11             24                0
     2010      99.99         108.39             28                0
     2009      90.58          99.99             29                0
     2008     140.20          90.58             32                0
     2007     136.62         140.20             35                0
     2006     115.36         136.62             40                0
     2005     109.66         115.36             41                0
     2004      97.43         109.66             52                0
     2003      72.29          97.43             56                0
     2002      94.99          72.29             60                0
     2001      94.14          94.99             69                0
     2000      84.35          94.14             80                0
     1999      82.60          84.35            106                0
     1998      72.99          82.60            126                0
     1997      59.73          72.99            136                0
     1996      49.83          59.73            153                0
     1995      37.68          49.83            164                0
     1994      39.42          37.68            188                0
     1993      36.54          39.42            210                0
     1992      34.56          36.54            217                0
     1991      27.62          34.56            216                0
     1990      28.73          27.62            192                0
     1989      22.11          28.73            194                0
     1988      21.30          22.11            207                0

           ACCUMULATION                  QUALIFIED PLAN   NONQUALIFIED PLAN
            UNIT VALUE    ACCUMULATION  UNITS OUTSTANDING UNITS OUTSTANDING
             BEGINNING     UNIT VALUE     END OF PERIOD     END OF PERIOD
           OF PERIOD/(1)/ END OF PERIOD  (IN THOUSANDS)    (IN THOUSANDS)
           -------------  ------------- ----------------- -----------------
     BLACKROCK LARGE CAP VALUE DIVISION NONQUALIFIED/ (4)/
     (FORMERLY STATE STREET RESEARCH LARGE CAP VALUE DIVISION NONQUALIFIED)
     2011     117.95         119.82              0                0
     2010     108.81         117.95              0                0
     2009      98.57         108.81              0                0
     2008     152.56          98.57              0                1
     2007     148.67         152.56              0                0
     2006     125.53         148.67              0                0
     2005     119.33         125.53              0                0
     2004     106.02         119.33              0                0
     2003      78.66         106.02              0                0
     2002     103.37          78.66              0                1
     2001     102.45         103.37              0                1
     2000      91.79         102.45              0                1
     1999      89.89          91.79              0                1
     1998      79.43          89.89              0                1
     1997      64.99          79.43              0                2
     1996      54.22          64.99              0                2
     1995      41.00          54.22              0               17
     1994      42.90          41.00              0               20
     1993      39.76          42.90              0               24
     1992      37.61          39.76              0               25
     1991      30.05          37.61              0               25
     1990      31.27          30.05              0               25
     1989      24.06          31.27              0               25
     1988      23.18          24.06              0               26

     BLACKROCK LARGE CAP VALUE DIVISION 88 SERIES /(4)/
     (FORMERLY STATE STREET RESEARCH LARGE CAP VALUE DIVISION 88 SERIES)
     2011      54.73          55.45             63                0
     2010      50.61          54.73             67                0
     2009      45.96          50.61             71                0
     2008      71.32          45.96             81                0
     2007      69.67          71.32             90                0
     2006      58.98          69.67            104                0
     2005      56.20          58.98             55                0
     2004      50.06          56.20            138                0
     2003      37.22          50.06            130               30
     2002      48.96          37.22            152               35
     2001      48.57          48.96            174               42
     2000      43.56          48.57            190               44
     1999      42.70          43.56            246               49
     1998      37.77          42.70            266               54
     1997      30.94          37.77            280               67
     1996      25.84          30.94            240               58
     1995      19.56          25.84            215               75
     1994      20.48          19.56            204               68
     1993      19.00          20.48            197               56
     1992      17.99          19.00            158               40
     1991      14.39          17.99            101               27
     1990      14.99          14.39             56               20
     1989      11.54          14.99             21                7
     1988      10.83          11.54              6                0

                        ACCUMULATION                  QUALIFIED PLAN   NONQUALIFIED PLAN
                         UNIT VALUE    ACCUMULATION  UNITS OUTSTANDING UNITS OUTSTANDING
                          BEGINNING     UNIT VALUE     END OF PERIOD     END OF PERIOD
                        OF PERIOD/(1)/ END OF PERIOD  (IN THOUSANDS)    (IN THOUSANDS)
                        -------------  ------------- ----------------- -----------------
BLACKROCK DIVERSIFIED DIVISION /(5)/
(FORMERLY STATE STREET RESEARCH DIVERSIFIED DIVISION)
2011                        44.88          46.12            107                 0
2010                        41.34          44.88            122                 0
2009                        35.60          41.34            131                 0
2008                        47.81          35.60            139                 0
2007                        45.60          47.81            167                 0
2006                        41.67          45.60            193                 0
2005                        40.84          41.67            225                 0
2004                        38.02          40.84            352                 0
2003                        31.95          38.02            295               104
2002                        37.56          31.95            365               107
2001                        40.60          37.56            416               124
2000                        40.46          40.60            471               139
1999                        33.12          40.46            463               163
1998                        28.38          33.12            487               187
1997                        24.14          28.38            496               187
1996                        21.08          24.14            375               178
1995                        16.52          21.08            317               168
1994                        17.37          16.52            320               180
1993                        16.01          17.37            332               166
1992                        15.16          16.01            223               119
1991                        12.78          15.16            140                66
1990                        12.60          12.78             94                35
1989                        10.61          12.60             33                16
1988                        10.00          10.61              9                 4

EQUITY-INCOME DIVISION
2011                        29.20          29.19            151                55
2010                        25.61          29.20            171                58
2009                        19.87          25.61            184                65
2008                        35.00          19.87            197                74
2007                        34.82          35.00            225                83
2006                        29.26          34.82            259               106
2005                        27.91          29.26            305               121
2004                        25.28          27.91            365               140
2003                        19.59          25.28            423               157
2002                        23.83          19.59            462               190
2001                        25.32          23.83            535               226
2000                        23.60          25.32            570               252
1999                        22.41          23.60            736               299
1998                        20.27          22.41            868               352
1997                        15.98          20.27            838               351
1996                        14.12          15.98            767               317
1995                        10.55          14.12            552               207
1994                        10.00          10.55            315                82

                                        ACCUMULATION                  QUALIFIED PLAN   NONQUALIFIED PLAN
                                         UNIT VALUE    ACCUMULATION  UNITS OUTSTANDING UNITS OUTSTANDING
                                          BEGINNING     UNIT VALUE     END OF PERIOD     END OF PERIOD
                                        OF PERIOD/(1)/ END OF PERIOD  (IN THOUSANDS)    (IN THOUSANDS)
                                        -------------  ------------- ----------------- -----------------
GROWTH DIVISION/ (7)/
2008                                        32.29          29.69               0                0
2007                                        25.69          32.29             410               74
2006                                        24.28          25.69             482               97
2005                                        23.18          24.28             568              129
2004                                        22.65          23.18             679              194
2003                                        17.26          22.65             792              210
2002                                        24.89          17.22             862              257
2001                                        30.53          24.89             971              300
2000                                        34.64          30.53           1,131              342
1999                                        25.45          34.64           1,141              341
1998                                        18.42          25.45           1,127              342
1997                                        15.07          18.42           1,064              343
1996                                        13.27          15.07             974              362
1995                                         9.90          13.27             646              261
1994                                        10.00           9.90             356              116

MFS(R) RESEARCH INTERNATIONAL DIVISION
2011                                        21.24          18.84              13               85
2010                                        19.22          21.24              15               95
2009                                        14.71          19.22              14              106
2008                                        25.11          14.71              25              123

OPPENHEIMER CAPITAL APPRECIATION DIVISION
2011                                        25.85          25.35             282               40
2010                                        23.81          25.85             311               44
2009                                        16.70          23.81             335               55
2008                                        29.69          16.70             364               65

OVERSEAS DIVISION/ (8)/
2008                                        26.58          25.05               0                0
2007                                        22.89          26.58              35              144
2006                                        19.58          22.89              37              163
2005                                        16.61          19.58              42              169
2004                                        14.76          16.61              55              201
2003                                        10.40          14.76             258               62
2002                                        13.18          10.40             279               75
2001                                        16.88          13.18             316               90
2000                                        21.09          16.88             373              109
1999                                        14.93          21.09             348              105
1998                                        13.37          14.93             355               98
1997                                        12.11          13.37             363              124
1996                                        10.80          12.11             346              107
1995                                         9.95          10.80             266               77
1994                                        10.00           9.95             240               52

-------------
/(1)/ At the date of first deposits into the Separate Account on May 16, 1988, except for the State Street Research Large Cap Value Division, which began on February 24, 1988; the Equity-Income Division and the Growth Division which began on January 6, 1994; the Overseas Division which began on January 11, 1994; and the MFS(R) Research International Division and the Oppenheimer Capital Appreciation Division which began on April 28, 2008.

/(2)/ On April 28, 2003, the S&P 500 Index Fund of General American Capital Company merged into the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. The name of the S & P 500 Index Fund was changed from "Equity Index Fund" effective May 1, 1994.

/(3)/ On April 28, 2003, the Bond Index Fund of General American Capital Company merged into the Lehman Brothers Aggregate Bond Index Portfolio of the Metropolitan Series Fund, Inc. The name of the Bond Index Fund was changed from "Intermediate Bond Fund" effective October 1, 1992. The name change reflected a change in investment policies and objectives of the Fund. The name of the Barclays Capital Aggregate Bond Index Portfolio was changed from "Lehman Brothers Aggregate Bond Index Portfolio" effective May 1, 2009.

/(4)/ On April 28, 2003, the Managed Equity Fund of General American Capital Company merged into the State Street Research Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. The name of the BlackRock Large Cap Value Portfolio was changed from "State Street Research Large Cap Value Portfolio" effective January 31, 2005.

/(5)/ On April 28, 2003, the Asset Allocation Fund of General American Capital Company merged into State Street Research Diversified Portfolio of the Metropolitan Series Fund, Inc. The name of the BlackRock Diversified Portfolio was changed from "State Street Research Diversified Portfolio" effective January 31, 2005.

/(6)/ On May 1, 2003, the State Street Research Money Market Portfolio became a portfolio of the Metropolitan Series Fund, Inc. by way of a reorganization. On April 28, 2003, the Money Market Fund of General American Capital Company merged into State Street Research Money Market Series of the New England Zenith Fund. Effective May 1, 2003 the series of the New England Zenith Fund reorganized into Portfolios of the Metropolitan Series Fund, Inc. The name of the BlackRock Money Market Portfolio was changed from "State Street Research Money Market Portfolio" effective January 31, 2005.

/(7)/ On April 28, 2008, the Growth Portfolio (Initial Class) of Fidelity(R) Variable Insurance Products was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of Met Investors Series Trust.

/(8)/ On April 28, 2008, the Overseas Portfolio (Initial Class) of Fidelity(R) Variable Insurance Products was replaced with the MFS(R) Research International Portfolio (Class A) of Met Investors Series Trust.

NOTES ON APPENDIX A

The initial value of an accumulation unit in the Separate Account was set at $10.00 as of May 28, 1971.

The Historical Tables of Units and Unit Values for Non-qualified Plans for Separate Account Two above show accumulation unit values and the numbers of units outstanding for the period from January 1, 1980 through February 23, 1988. During that time, the Separate Account invested solely and directly in common stocks. On February 23, 1988, the net assets of the Separate Account were exchanged for shares in the Managed Equity Fund of General American Capital Company, and the investment advisory fee for these assets was increased from .25% to a sliding scale with a maximum of .40%, as an annual percentage of net assets. Effective January 6, 2002, the maximum investment advisory fee for these assets was increased to .50%. As shown in the Fee Table, the investment management fee for the BlackRock Large Cap Value Portfolio (formerly the State Street Research Large Cap Value Portfolio) of the Metropolitan Series Fund, Inc. (into which the Managed Equity Fund of General American Capital Company was merged, as noted above) is .63%.

                      STATEMENT OF ADDITIONAL INFORMATION

                GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO

                                      AND

                    GENERAL AMERICAN LIFE INSURANCE COMPANY


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED APRIL 30, 2012, FOR THE GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.


THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, CALL
(800) 449-6447 OR WRITE THE COMPANY AT: 2000 WADE HAMPTON BOULEVARD, GREENVILLE, SOUTH CAROLINA 29615-1064.


THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 2012.


SAI BOOK 500

GA2-0412

                      TABLE OF CONTENTS              PAGE

                      COMPANY.......................    2

                      INDEPENDENT REGISTERED PUBLIC
                      ACCOUNTING FIRM...............    2

                      DISTRIBUTION..................    2

                      PERFORMANCE INFORMATION.......    3

                      INVESTMENT ADVICE.............    4

                      TAX STATUS OF THE CONTRACTS...    5

                      ANNUITY PROVISIONS............    6

                      GENERAL MATTERS...............    7

                      SAFEKEEPING OF ACCOUNT ASSETS.    8

                      STATE REGULATION..............    8

                      RECORDS AND REPORTS...........    8

                      OTHER INFORMATION.............    8

                      FINANCIAL STATEMENTS..........    8

COMPANY

General American Life Insurance Company ("General American," "Company," "we," "our") was originally incorporated as a stock company in 1933. In 1936, we initiated a program to convert to a mutual life insurance company. In 1997, our policyholders approved a reorganization of General American into a mutual holding company structure under which we became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. On January 6, 2000, Metropolitan Life Insurance Company of New York ("MetLife") acquired GenAmerica Corporation, which became GenAmerica Financial Corporation. As a result of that transaction, we became an indirect, wholly-owned subsidiary of MetLife.

In connection with its acquisition of GenAmerica Corporation, MetLife entered into a net worth maintenance agreement with General American. Under the agreement, as subsequently amended, MetLife agreed, without limitation as to amount, to cause General American to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2010, the capital and surplus of General American was in excess of these minimum capital and surplus levels. MetLife and General American entered into the agreement in part to enhance and maintain the financial strength of General American as set forth in the agreement. Creditors of General American (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of General American with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to General American. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if General American attains a financial strength rating from each of Standard & Poor's Corp., Moody's Investors Service, Inc., A.M. Best Company and Duff & Phelps Credit Rating Co., without giving weight to the support of the agreement, that is the same as or better than its rating from such agency with such support.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and financial highlights comprising each of the Divisions of General American Separate Account Two included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The consolidated financial statements of General American Life Insurance Company and subsidiary, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries ("MLIC"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in MLIC's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1,
2009). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

DISTRIBUTION


MetLife Investors Distribution Company (formerly named General American Distributors, Inc.) ("Distributor"), the principal underwriter of the Contracts, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The Distributor was paid underwriting commissions in the aggregate for the years 2011, 2010 and 2009 of $2,378,106, $3,579,842 and $3,026,635, respectively.

The Contracts are offered to the public through individuals licensed under the federal securities laws and state insurance laws who have entered into agreements with Distributor.

REDUCTION OF THE SURRENDER CHARGE

The amount of the surrender charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to reduction of the surrender charge will be determined by the Company after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

2. The total amount of purchase payments to be received. Per Contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3. Any prior or existing relationship with the Company. Per Contract sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

4. Other circumstances, of which the Company is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, the Company determines that there will be a reduction in sales expenses, the Company may provide for a reduction of the surrender charge.

The surrender charge may be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

PERFORMANCE INFORMATION

TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an accumulation unit based on the performance of a Fund over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the accumulation unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of the expenses for the underlying Fund being advertised and any applicable surrender charges.

The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual accumulation unit values for an initial $1,000 purchase payment, and deducting any applicable surrender charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

   P(1+T)/n/ = ERV

Where:

   P = a hypothetical initial payment of $1,000
   T = average annual total return
   n = number of years

   ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any surrender charge. The deduction of any surrender charge would reduce any percentage increase or make greater any percentage decrease.

Owners should note that the investment results of each Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an owner's total return may be in any future period.

MONEY MARKET YIELD CALCULATION

In accordance with regulations adopted by the Securities and Exchange Commission, General American is required to disclose the current annualized yield for the division (the

"Money Market Division") investing in the BlackRock Money Market Portfolio of Metropolitan Series Fund ("Money Market Fund") for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the BlackRock Money Market Fund or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the BlackRock Money Market Division at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return and annualizing this quotient on a 365-day basis. The net change in account value reflects the deductions for administrative expenses of services and the mortality and expense risk charge and income and expenses accrued during the period. Because of these deductions, the yield for the BlackRock Money Market Division of General American Separate Account Two will be lower than the yield for the BlackRock Money Market Fund.

The Securities and Exchange Commission also permits General American to disclose the effective yield of the BlackRock Money Market Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

The yield on amounts held in the BlackRock Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The BlackRock Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the BlackRock Money Market Fund, the types and quality of portfolio securities held by the BlackRock Money Market Fund, and its operating expenses.

HISTORICAL UNIT VALUES

The Company may also show historical accumulation unit values in certain advertisements containing illustrations. These illustrations will be based on actual accumulation unit values.

In addition, the Company may distribute sales literature which compares the percentage change in accumulation unit values for any of the Funds against established market indices such as the Standard & Poor's 500(R) Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the Fund being compared. The Standard & Poor's 500(R) Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York
Stock Exchange. Both the Standard & Poor's 500(R) Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

INVESTMENT ADVICE


The Separate Account invests in the Portfolios of our affiliates, Met Investors Series Trust and the Metropolitan Series Fund, and in the Portfolios of Fidelity(R) Variable Insurance Products Fund.


MetLife Advisers, LLC ("MetLife Advisers"), as the Adviser to the Met Investors Series Trust and Metropolitan Series Fund, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Separate Account invests.

Prior to May 1, 2009, Met Investors Advisory, LLC was the investment adviser of Met Investors Series Trust. Effective May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers.

MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the Investment Adviser to the Portfolios of the Metropolitan Series Fund on May 1, 2001. Prior to
May 1, 2001, Metropolitan Life Insurance Company was the Investment Adviser for all Portfolios of the Metropolitan Series Fund.

MetLife Advisers was also the Investment Adviser to the Back Bay Advisors Money Market Series (currently, the BlackRock Money Market Portfolio and formerly, the State Street Research Money Market Portfolio) of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which it became a Portfolio of the Metropolitan Series Fund. MetLife Advisers became the Adviser to this Series on May 1, 1995.

The following is the sub-advisor history of the Met Investors Series Trust
Portfolio:

On or about May 1, 2012, the Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust merged with and into the Jennison Growth Portfolio of the Metropolitan Series Fund. Jennison Associates LLC replaced
OppenheimerFunds, Inc. as sub-adviser.


The following is the sub-adviser history of the relevant Metropolitan Series Fund Portfolios that, prior to April 28, 2003, were Series of the Zenith Fund:

The sub-adviser to the State Street Research Money Market Portfolio (currently, the BlackRock Money Market Portfolio and formerly, the Back Bay Advisors Money Market Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser on January 31, 2005; and BlackRock Advisors, LLC became the sub-adviser on September 28, 2006.

The following is the sub-adviser history of the other relevant Metropolitan Series Fund Portfolios:

Metropolitan Life Insurance Company was the sub-adviser to the Lehman Brothers(R) Aggregate Bond Index Portfolio (currently, the Barclays Capital Aggregate Bond Index Portfolio) and the MetLife Stock Index Portfolio from
May 1, 2001 until April 30, 2007, when MetLife Investment Advisors Company, LLC became the sub-adviser.

The sub-adviser to the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio) and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser. BlackRock Advisors, LLC became the sub-adviser on September 28, 2006.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

DIVERSIFICATION REQUIREMENTS. Section 817 of the Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.

If underlying fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the fund may fail the diversification requirements of Section 817, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.

OWNER CONTROL. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Contract to bring it into conformity with applicable standards should such modification be necessary to prevent an Owner of the Contract from being treated as the owner of the underlying Separate Account assets.

REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary annuitant where the Contract is owned by a non-natural person). Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

ANNUITY PROVISIONS

COMPUTATION OF THE VALUE OF AN ANNUITY UNIT

The table of contractual guaranteed annuity rates is based on an assumed interest rate. The assumed interest rate is 4% for all Contracts issued on or after May 1, 1982; 3.5% for tax-qualified Contracts issued prior to May 1, 1982; and 3% for non-tax-qualified Contracts issued prior to May 1, 1982.

As a starting point, the value of a Separate Account Two annuity unit was established at $10.00 as of the end of the business day on January 4, 1971. For Contracts issued prior to May 1, 1982, the value of the annuity unit at the end of any subsequent business day is determined by multiplying such value for the preceding business day by the product of (a) the daily reduction factor (described below) once for each calendar day expiring between the end of the sixth preceding business day and the end of the fifth preceding business day and (b) the net investment factor for the fifth business day preceding such business day.

The daily reduction factors referred to above are .99989256 for all Contracts issued on or after May 1, 1982; .99990575 for tax-qualified Contracts issued prior to May 1, 1982; and .99991902 for non-tax-qualified Contracts issued before May 1, 1982.

These daily reduction factors are necessary to neutralize the assumed net investment rate built into the annuity tables. Calculations are performed as of the fifth preceding business day to permit calculation of amounts and the mailing of checks in advance of their due date.

This may be illustrated by the following hypothetical example. Assuming that the net investment factor for the fifth preceding business day was 1.00176027, and assuming that the annuity unit value for the preceding business day was $10.20, then the annuity unit for the current business day is $10.22, determined as follows:

                           1.00176027   $   10.200000
                           X .99989256   X 1.00165264

                           ----------   -------------
                           1.00165264   $   10.216857

DETERMINATION OF THE AMOUNT OF THE FIRST ANNUITY INSTALLMENT

When annuity installments begin, the accumulated value of the Contract is established. This is the sum of the products of the values of an accumulation unit in each Fund on the fifth business day preceding the annuity commencement date and the number of accumulation units credited to the Contract as of the annuity commencement date.

The Contract contains tables indicating the dollar amount of the first annuity installment under each form of variable annuity for each $1,000 of value of the Contract. The amount of the first annuity installment depends on the option chosen and the sex (if applicable) and age of the annuitant.

The first annuity installment is determined by multiplying the benefit per $1,000 of value shown in the tables in the Contract by the number of thousands of dollars of accumulated value of the Contract (individual account).

If a greater first installment would result, General American will compute the first installment on the same mortality basis as is used in determining such installments under individual variable annuity contracts then being issued for a similar class of annuitants.

DETERMINATION OF THE FLUCTUATING VALUES OF THE ANNUITY INSTALLMENTS

The dollar amount of the first annuity installment, determined as described above, is translated into annuity units by dividing that dollar amount by the value of an annuity unit on the due date of the first annuity installment. The number of annuity units remains fixed and the amount of each subsequent annuity installment is determined by multiplying this fixed number of annuity units by the value of an annuity unit on the date the installment is due.

If in any month after the first the application of the above net investment factors produces a net investment increment exactly equivalent to the assumed annualized rate of 4%, then the payment in that month will not change. Since it is unlikely that it will be exactly equivalent, installments will vary up or down depending upon whether such investment increment is greater or less than the assumed annualized rate of 4%. A higher assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments (or a more rapidly falling series of subsequent annuity payments if the value of an annuity unit is decreasing). A lower assumption would have the opposite effect.

FIXED ANNUITY

A fixed annuity is a series of payments made during the annuity period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The general account value as of the annuity calculation date will be used to determine the fixed annuity monthly payment. The first monthly annuity payment will be based upon the annuity option elected and the appropriate annuity option table. Fixed annuity payments will remain level.

GENERAL MATTERS

PARTICIPATING

The Contracts share in General American's divisible surplus while they are in force prior to the annuity commencement date. Each year General American will determine the share of divisible surplus, if any, accruing to the Contracts. Investment results are credited directly through the changes in the value of the accumulation units and annuity units. Also, most mortality and expense savings are credited directly through decreases in the appropriate charges. Therefore, the Company expects little or no divisible surplus to be credited to a Contract.

If any divisible surplus is credited to a Contract, the Contract Owner may choose to take the distribution in cash, reduce the stipulated payment, or leave the distribution with General American to accumulate with interest.

JOINT ANNUITANT

The Contract Owner may, by written request at least 30 days prior to the annuity commencement date, name a joint annuitant. An annuitant or joint annuitant may not be replaced. The annuity commencement date shall be specified in the application. If the annuitant or joint annuitant dies after the annuity commencement date, the survivor shall be the sole annuitant. Another joint annuitant may not be designated. Payment to a beneficiary shall not be made until the death of the surviving annuitant.

INCORRECT AGE OR SEX

If the age at issue or sex of the annuitant as shown in the Contract is incorrect, any benefit payable under a supplemental agreement will be such as the premiums paid would have purchased at the correct age at issue and sex. After General American begins paying monthly income installments, appropriate adjustment will be made in any remaining installments.

ANNUITY DATA

General American will not be liable for obligations which depend on receiving information from a payee until such information is received in a form satisfactory to General American.

QUARTERLY REPORTS

Quarterly, General American will give the Contract Owner a report of the current accumulated value allocated to each Fund; the current accumulated value allocated to the General Account; and any purchase payments, charges, transfers, or surrenders during that period. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time. The quarterly reports will be distributed without charge. General American reserves the right to charge a fee for additional reports.

INCONTESTABILITY

General American cannot contest this Contract, except for nonpayment of stipulated payments or premiums, after it has been in force during the lifetime of the Annuitant for a period of two years from the date of issue. This provision will not apply to any supplemental agreement relating to total and permanent disability benefits.

OWNERSHIP

The owner of the Contract on the contract date is the annuitant, unless otherwise specified in the application. The owner may specify a new owner by written notice at any time thereafter. During the annuitant's lifetime all rights and privileges under this Contract may be exercised solely by the owner.

REINSTATEMENT

A Contract may be reinstated if a stipulated payment is in default and if the accumulated value has not been applied under the surrender provision. Reinstatement may be made during the lifetime of the annuitant but before the annuity date by the payment of one stipulated payment. Benefits provided by any supplemental agreement attached to this Contract may be reinstated by providing evidence of insurability satisfactory to General American. The reinstatement provisions incorporated in such supplemental agreement must be complied with.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by General American. The assets are kept physically segregated and held separate and apart from General American's general account assets. Records are maintained of all purchases and redemptions of eligible shares held by each of the Funds of the Separate Account.

STATE REGULATION

General American is a life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Missouri Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of General American as of December 31 of the preceding calendar year. Periodically, the Missouri Commissioner of Insurance examines the financial condition of General American, including the liabilities and reserves of the Separate Account.

In addition, General American is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain Contract rights and provisions depends on state approval and filing and review processes. Where required by state law or regulation, the Contracts will be modified accordingly.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by General American. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, General American will mail to all Contract Owners at their last known address of record, at least semi-annually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The financial statements and financial highlights comprising each of the Divisions of the Separate Account, the consolidated financial statements for General American and the consolidated financial statements for MetLife are included herein. The consolidated financial statements of General American included herein should be considered only as bearing upon the ability of General American to meet its obligations under the Contracts. The consolidated financial statements of MetLife included herein should be considered only as bearing upon the responsibility of MetLife to meet its obligations under the Net Worth Maintenance Agreement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
General American Separate Account Two
and Board of Directors of
General American Life Insurance Company

We have audited the accompanying statements of assets and liabilities of General American Separate Account Two (the "Separate Account") of General American Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2011, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights in Note 7 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 29, 2012

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GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF GENERAL AMERICAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                         MSF BARCLAYS
                                FIDELITY VIP MIST MFS RESEARCH     MIST OPPENHEIMER CAPITAL AGGREGATE
                               EQUITY-INCOME     INTERNATIONAL CAPITAL APPRECIATION        BOND INDEX
                                    DIVISION          DIVISION             DIVISION          DIVISION
                               ------------- ----------------- -------------------- -----------------
ASSETS:
  Investments at fair value      $ 6,015,819       $ 1,838,683          $ 8,150,153       $ 1,501,921
                               ------------- ----------------- -------------------- -----------------
       Total Assets                6,015,819         1,838,683            8,150,153         1,501,921
                               ------------- ----------------- -------------------- -----------------
LIABILITIES:
  Due to General American Life
     Insurance Company                   885                 6                    4                20
                               ------------- ----------------- -------------------- -----------------
       Total Liabilities                 885                 6                    4                20
                               ------------- ----------------- -------------------- -----------------
NET ASSETS                       $ 6,014,934       $ 1,838,677          $ 8,150,149       $ 1,501,901
                               ============= ================= ==================== =================

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF GENERAL AMERICAN LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2011

                               MSF BLACKROCK   MSF BLACKROCK MSF BLACKROCK  MSF METLIFE
                                 DIVERSIFIED LARGE CAP VALUE  MONEY MARKET  STOCK INDEX
                                    DIVISION        DIVISION      DIVISION     DIVISION
                               ------------- --------------- ------------- ------------
ASSETS:
  Investments at fair value      $ 4,938,193     $ 6,139,285     $ 617,687 $ 15,089,831
                               ------------- --------------- ------------- ------------
       Total Assets                4,938,193       6,139,285       617,687   15,089,831
                               ------------- --------------- ------------- ------------
LIABILITIES:
  Due to General American Life
     Insurance Company                    27             196             4          916
                               ------------- --------------- ------------- ------------
       Total Liabilities                  27             196             4          916
                               ------------- --------------- ------------- ------------
NET ASSETS                       $ 4,938,166     $ 6,139,089     $ 617,683 $ 15,088,915
                               ============= =============== ============= ============

The accompanying notes are an integral part of these financial statements.

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GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF GENERAL AMERICAN LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                               MSF BARCLAYS
                                                FIDELITY VIP    MIST MFS RESEARCH        MIST OPPENHEIMER CAPITAL AGGREGATE
                                               EQUITY-INCOME        INTERNATIONAL    CAPITAL APPRECIATION        BOND INDEX
                                                    DIVISION             DIVISION                DIVISION          DIVISION
                                         ------------------- -------------------- ----------------------- -----------------
INVESTMENT INCOME:
     Dividends                                     $ 156,764             $ 43,896               $ 29,846          $ 57,333
                                         ------------------- -------------------- ----------------------- -----------------
EXPENSES:
     Mortality and expense risk
        charges                                       64,226               21,032                 86,838            15,550
                                         ------------------- -------------------- ----------------------- -----------------
        Total expenses                                64,226               21,032                 86,838            15,550
                                         ------------------- -------------------- ----------------------- -----------------
           Net investment income (loss)               92,538               22,864                (56,992)           41,783
                                         ------------------- -------------------- ----------------------- -----------------
NET REALIZED AND CHANGE
  IN UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS:
     Realized gain distributions                          --                   --                      --                --
     Realized gains (losses) on sale of
        investments                                (144,426)             (32,907)               (124,456)           14,374
                                         ------------------- -------------------- ----------------------- -----------------
           Net realized gains (losses)             (144,426)             (32,907)               (124,456)           14,374
                                         ------------------- -------------------- ----------------------- -----------------
     Change in unrealized gains (losses)
        on investments                               45,140             (225,359)                 19,476            40,822
                                         ------------------- -------------------- ----------------------- -----------------
     Net realized and change in
        unrealized gains (losses)
        on investments                              (99,286)            (258,266)               (104,980)           55,196
                                         ------------------- -------------------- ----------------------- -----------------
     Net increase (decrease) in net assets
        resulting from operations                  $ (6,748)          $ (235,402)             $ (161,972)         $ 96,979
                                         =================== ==================== ======================= =================

The accompanying notes are an integral part of these financial statements.

MSF BLACKROCK   MSF BLACKROCK    MSF BLACKROCK    MSF METLIFE
  DIVERSIFIED LARGE CAP VALUE     MONEY MARKET    STOCK INDEX
     DIVISION        DIVISION         DIVISION       DIVISION
------------- ------------------ ---------------- --------------
    $ 129,029        $ 76,269             $ --      $ 266,506
------------- ------------------ ---------------- --------------
       52,492          58,497            6,400        158,236
------------- ------------------ ---------------- --------------
       52,492          58,497            6,400        158,236
------------- ------------------ ---------------- --------------
       76,537          17,772           (6,400)       108,270
------------- ------------------ ---------------- --------------
           --              --               --         98,074
       37,966         110,607               --        300,695
------------- ------------------ ---------------- --------------
       37,966         110,607               --        398,769
------------- ------------------ ---------------- --------------
       36,202          (8,821)              --       (360,942)
------------- ------------------ ---------------- --------------
       74,168         101,786               --         37,827
------------- ------------------ ---------------- --------------
    $ 150,705       $ 119,558         $ (6,400)     $ 146,097
============= ================== ================ ==============

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF GENERAL AMERICAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                               MIST MFS             MIST OPPENHEIMER
                                  FIDELITY VIP EQUITY-INCOME     RESEARCH INTERNATIONAL         CAPITAL APPRECIATION
                                                    DIVISION                    DIVISION                    DIVISION
                                  -------------------------- --------------------------- ---------------------------
                                           2011         2010           2011         2010           2011         2010
                                  ------------- ------------ -------------- ------------ -------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)        $ 92,538     $ 51,131       $ 22,864     $ 21,139      $ (56,992)   $ (29,341)
  Net realized gains (losses)         (144,426)    (181,704)       (32,907)     (78,396)      (124,456)    (222,980)
  Change in unrealized gains
     (losses) on investments            45,140      979,718       (225,359)     278,787         19,476      979,360
                                  ------------- ------------ -------------- ------------ -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from operations                  (6,748)     849,145       (235,402)     221,530       (161,972)     727,039
                                  ------------- ------------ -------------- ------------ -------------- ------------
CONTRACT TRANSACTIONS:
  Purchase payments received
     from contract owners               25,518       25,170          7,190        9,683         40,551      104,621
  Net transfers (including fixed
     account)                          (85,332)    (119,802)       (56,137)     (84,315)      (203,491)    (140,650)
  Transfers for contract benefits
     and terminations                 (621,916)    (452,565)      (217,178)    (170,274)      (722,129)    (784,101)
                                  ------------- ------------ -------------- ------------ -------------- ------------
     Net increase (decrease)
       in net assets resulting
       from contract transactions     (681,730)    (547,197)      (266,125)    (244,906)      (885,069)    (820,130)
                                  ------------- ------------ -------------- ------------ -------------- ------------
     Net increase (decrease)
       in net assets                  (688,478)     301,948       (501,527)     (23,376)    (1,047,041)     (93,091)
NET ASSETS:
  Beginning of year                  6,703,412    6,401,464      2,340,204    2,363,580      9,197,190    9,290,281
                                  ------------- ------------ -------------- ------------ -------------- ------------
  End of year                      $ 6,014,934  $ 6,703,412    $ 1,838,677  $ 2,340,204    $ 8,150,149  $ 9,197,190
                                  ============= ============ ============== ============ ============== ============

The accompanying notes are an integral part of these financial statements.

       MSF BARCLAYS CAPITAL               MSF BLACKROCK               MSF BLACKROCK            MSF BLACKROCK
       AGGREGATE BOND INDEX                 DIVERSIFIED             LARGE CAP VALUE             MONEY MARKET
                   DIVISION                    DIVISION                    DIVISION                 DIVISION
--------------------------- --------------------------- --------------------------- ------------------------
         2011         2010           2011         2010           2011         2010         2011        2010
-------------- ------------ -------------- ------------ -------------- ------------ ------------ -----------
     $ 41,783     $ 46,752       $ 76,537     $ 48,399       $ 17,772     $ 11,987     $ (6,400)   $ (7,481)
       14,374        7,795         37,966       (8,818)       110,607        6,480           --          --
       40,822       30,367         36,202      402,995         (8,821)     492,948           --          --
-------------- ------------ -------------- ------------ -------------- ------------ ------------ -----------
       96,979       84,914        150,705      442,576        119,558      511,415       (6,400)     (7,481)
-------------- ------------ -------------- ------------ -------------- ------------ ------------ -----------
        3,947        7,326         32,291       41,131        178,834       28,954       12,762      18,450
      (46,450)     (16,242)      (147,208)     (53,656)       (95,139)     (35,683)     176,181    (104,693)
     (233,940)    (172,059)      (567,949)    (366,857)      (726,889)    (320,712)    (222,920)    (64,441)
-------------- ------------ -------------- ------------ -------------- ------------ ------------ -----------
     (276,443)    (180,975)      (682,866)    (379,382)      (643,194)    (327,441)     (33,977)   (150,684)
-------------- ------------ -------------- ------------ -------------- ------------ ------------ -----------
     (179,464)     (96,061)      (532,161)      63,194       (523,636)     183,974      (40,377)   (158,165)
    1,681,365    1,777,426      5,470,327    5,407,133      6,662,725    6,478,751      658,060     816,225
-------------- ------------ -------------- ------------ -------------- ------------ ------------ -----------
  $ 1,501,901  $ 1,681,365    $ 4,938,166  $ 5,470,327    $ 6,139,089  $ 6,662,725    $ 617,683   $ 658,060
============== ============ ============== ============ ============== ============ ============ ===========

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF GENERAL AMERICAN LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                      MSF METLIFE STOCK INDEX
                                                                                                     DIVISION
                                                                                -----------------------------
                                                                                         2011           2010
                                                                                --------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                                                      $ 108,270      $ 122,760
  Net realized gains (losses)                                                         398,769         79,499
  Change in unrealized gains (losses) on investments                                 (360,942)     1,852,896
                                                                                --------------- -------------
     Net increase (decrease) in net assets resulting from operations                  146,097      2,055,155
                                                                                --------------- -------------
CONTRACT TRANSACTIONS:
  Purchase payments received from contract owners                                      96,319        192,235
  Net transfers (including fixed account)                                            (276,140)      (285,871)
  Transfers for contract benefits and terminations                                 (1,392,456)    (1,430,306)
                                                                                --------------- -------------
     Net increase (decrease) in net assets resulting from contract transactions    (1,572,277)    (1,523,942)
                                                                                --------------- -------------
     Net increase (decrease) in net assets                                         (1,426,180)       531,213
NET ASSETS:
  Beginning of year                                                                16,515,095     15,983,882
                                                                                --------------- -------------
  End of year                                                                    $ 15,088,915   $ 16,515,095
                                                                                =============== =============

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF GENERAL AMERICAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

General American Separate Account Two (the "Separate Account"), a separate account of General American Life Insurance Company (the "Company"), was established by the Company's Board of Directors on October 22, 1970 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Missouri Insurance
Department.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Fidelity Variable Insurance Products
("Fidelity VIP")
Met Investors Series Trust ("MIST")*
Metropolitan Series Fund, Inc. ("MSF")*

* See note 4 for discussion of additional information on related party transactions.

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF DIVISIONS

Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the contract owner. The following Divisions had net assets as of December 31, 2011:

Fidelity VIP Equity-Income Division
MIST MFS Research International Division
MIST Oppenheimer Capital Appreciation Division
MSF Barclays Capital Aggregate Bond Index Division
MSF BlackRock Diversified Division
MSF BlackRock Large Cap Value Division
MSF BlackRock Money Market Division
MSF MetLife Stock Index Division

3. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Divisions' investment in shares of the portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF GENERAL AMERICAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY VALUATION -- (CONTINUED)
The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.

Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.

Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. There were no Contracts in payout at December 31, 2011.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus, and are reported as contract transactions on the statements of changes in net assets of the applicable Divisions.

NET TRANSFERS
Funds transferred by the contract owner into or out of the Divisions within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF GENERAL AMERICAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

3. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
In May 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding fair value measurements (Accounting Standards Update ("ASU") 2011-04, FAIR VALUE MEASUREMENT (TOPIC 820): AMENDMENTS TO ACHIEVE COMMON FAIR VALUE MEASUREMENT AND DISCLOSURE REQUIREMENTS IN U.S. GAAP AND IFRSS), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Separate Account does not expect the adoption of this new guidance to have a material impact on its financial statements.

4. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge paid to the Company is an asset based charge assessed through a daily reduction in unit values which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2011:

Mortality and Expense Risk 0.75% - 1.00%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge of $10 is assessed on an annual basis for Contracts sold before May 1982. In addition, a transfer fee of $5 is imposed whenever funds are transferred between the Company's general account and the Separate Account for Contracts sold before May 1982. The Company is currently waiving the contract administrative charge and the transfer fee, but reserves the right to impose them in the future. Contracts sold in May 1982 and later impose a surrender charge which ranges from 0.0 percent to 9.0 percent if the Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company and are recorded as contract changes in the accompanying statements of changes in net assets of the applicable Divisions. There were no contract charges assessed through the redemption of units during the two year period ended December 31, 2011.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF GENERAL AMERICAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an affiliate of the Company.

5. STATEMENTS OF INVESTMENTS

                                                                                     FOR THE YEAR ENDED
                                                   AS OF DECEMBER 31, 2011            DECEMBER 31, 2011
                                                   ----------------------- ----------------------------
                                                                                 COST OF       PROCEEDS
                                                      SHARES      COST ($) PURCHASES ($) FROM SALES ($)
                                                   --------- ------------- ------------- --------------
Fidelity VIP Equity-Income Division                  321,873     7,136,557       247,272        835,680
MIST MFS Research International Division             203,619     2,292,120        64,617        307,822
MIST Oppenheimer Capital Appreciation Division     1,338,284     9,204,677       170,396      1,112,675
MSF Barclays Capital Aggregate Bond Index Division   129,699     1,385,321        73,932        308,621
MSF BlackRock Diversified Division                   309,604     4,716,794       218,701        825,315
MSF BlackRock Large Cap Value Division               592,595     5,609,642       334,933        960,263
MSF BlackRock Money Market Division                    6,177       617,687       211,056        251,434
MSF MetLife Stock Index Division                     509,791    13,435,158     1,167,155      2,533,245

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GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF GENERAL AMERICAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. SCHEDULES OF UNITS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010:

                                                               MIST MFS RESEARCH        MIST OPPENHEIMER
                               FIDELITY VIP EQUITY-INCOME          INTERNATIONAL    CAPITAL APPRECIATION
                                                 DIVISION               DIVISION                DIVISION
                               ----------------------------- ---------------------- -----------------------
                                   2011              2010        2011       2010        2011        2010
                               ----------- ----------------- ----------- ---------- ----------- -----------
Units beginning of year         229,576           249,938     110,169    123,008     355,751     390,230
Units issued and transferred
  from other funding options      3,402             3,415       1,108      1,144       6,672       7,749
Units redeemed and transferred
  to other funding options      (26,916)          (23,777)    (13,661)   (13,983)    (40,878)    (42,228)
                               ----------- ----------------- ----------- ---------- ----------- -----------
Units end of year               206,062           229,576      97,616    110,169     321,545     355,751
                               =========== ================= =========== ========== =========== ===========

                                     MSF BLACKROCK            MSF METLIFE
                                      MONEY MARKET            STOCK INDEX
                                          DIVISION               DIVISION
                               ---------------------- ----------------------
                                   2011       2010        2011       2010
                               ----------- ---------- ----------- ----------
Units beginning of year          31,706     38,939     271,334    298,523
Units issued and transferred
  from other funding options     10,207      9,176      14,129     23,414
Units redeemed and transferred
  to other funding options      (11,854)   (16,409)    (39,587)   (50,603)
                               ----------- ---------- ----------- ----------
Units end of year                30,059     31,706     245,876    271,334
                               =========== ========== =========== ==========

MSF BARCLAYS CAPITAL                                      MSF BLACKROCK
AGGREGATE BOND INDEX    MSF BLACKROCK DIVERSIFIED       LARGE CAP VALUE
            DIVISION                     DIVISION              DIVISION
----------------------- ---------------------------- ---------------------
    2011        2010        2011             2010        2011      2010
----------- ----------- ----------- ---------------- ----------- ---------
  47,761      53,014     121,891          130,796      94,624    99,983
     453         478       2,197            1,092       3,433     1,146
  (8,133)     (5,731)    (17,023)          (9,997)    (11,001)   (6,505)
----------- ----------- ----------- ---------------- ----------- ---------
  40,081      47,761     107,065          121,891      87,056    94,624
=========== =========== =========== ================ =========== =========

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF GENERAL AMERICAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio for the respective stated periods in the five years ended December 31, 2011:

                                                       AS OF DECEMBER 31             FOR THE YEAR ENDED DECEMBER 31
                                    ------------------------------------ ---------------------------------------------
                                                                                        EXPENSE(2)         TOTAL(3)
                                                   UNIT VALUE            INVESTMENT(1)       RATIO           RETURN
                                                    LOWEST TO        NET        INCOME   LOWEST TO        LOWEST TO
                                      UNITS       HIGHEST ($) ASSETS ($)     RATIO (%) HIGHEST (%)      HIGHEST (%)
                                    ------- ----------------- ---------- ------------- ----------- -------------------
Fidelity VIP Equity-Income     2011 206,062             29.19  6,014,934          2.43        1.00            (0.03)
  Division                     2010 229,576             29.20  6,703,412          1.81        1.00            14.01
                               2009 249,938             25.61  6,401,464          2.31        1.00            28.89
                               2008 271,074             19.87  5,385,657          2.36        1.00           (43.22)
                               2007 308,377             35.00 10,791,847          1.73        1.00             0.51
MIST MFS Research              2011  97,616             18.84  1,838,677          2.08        1.00           (11.33)
  International Division       2010 110,169             21.24  2,340,204          1.96        1.00            10.52
  (Commenced 4/28/2008)        2009 123,008             19.22  2,363,580          3.51        1.00            30.66
                               2008 147,850             14.71  2,175,085            --        1.00           (41.27)
MIST Oppenheimer Capital       2011 321,545             25.35  8,150,149          0.34        1.00            (1.96)
  Appreciation Division        2010 355,751             25.85  9,197,190          0.66        1.00             8.58
  (Commenced 4/28/2008)        2009 390,230             23.81  9,290,281            --        1.00            42.60
                               2008 429,124             16.70  7,165,065            --        1.00           (43.76)
MSF Barclays Capital Aggregate 2011  40,081             37.47  1,501,901          3.68        1.00             6.44
  Bond Index Division          2010  47,761             35.20  1,681,365          3.69        1.00             4.99
                               2009  53,014             33.53  1,777,426          6.54        1.00             4.13
                               2008  68,016             32.20  2,190,321          4.64        1.00             4.92
                               2007  82,201             30.69  2,522,751          4.80        1.00             5.81
MSF BlackRock Diversified      2011 107,065             46.12  4,938,166          2.45        1.00             2.77
  Division                     2010 121,891             44.88  5,470,327          1.91        1.00             8.56
                               2009 130,796             41.34  5,407,133          5.17        1.00            16.12
                               2008 139,366             35.60  4,961,284          2.89        1.00           (25.54)
                               2007 166,950             47.81  7,982,044          2.65        1.00             4.84
MSF BlackRock Large Cap        2011  87,056    55.45 - 119.82  6,139,089          1.15 0.75 - 1.00      1.33 - 1.58
  Value Division               2010  94,624    54.73 - 117.95  6,662,725          1.08 0.75 - 1.00      8.13 - 8.40
                               2009  99,983    50.61 - 108.81  6,478,751          1.64 0.75 - 1.00    10.12 - 10.39
                               2008 113,181     45.96 - 98.57  6,638,751          0.88 0.75 - 1.00 (35.56) - (35.39)
                               2007 124,897    71.32 - 152.56 11,296,766          1.00 0.75 - 1.00      2.36 - 2.62
MSF BlackRock Money Market     2011  30,059             20.55    617,683            --        1.00            (0.99)
  Division                     2010  31,706             20.75    658,060          0.01        1.00            (0.98)
                               2009  38,939             20.96    816,225          0.45        1.00            (0.57)
                               2008  48,715             21.08  1,027,081          2.81        1.00             1.85
                               2007  51,136             20.70  1,058,344          4.94        1.00             3.99
MSF MetLife Stock Index        2011 245,876             61.37 15,088,915          1.68        1.00             0.82
  Division                     2010 271,334             60.87 16,515,095          1.78        1.00            13.68
                               2009 298,523             53.54 15,983,882          2.76        1.00            24.98
                               2008 337,186             42.84 14,444,972          1.98        1.00           (37.73)
                               2007 399,672             68.79 27,495,068          1.07        1.00             4.18

GENERAL AMERICAN SEPARATE ACCOUNT TWO
OF GENERAL AMERICAN LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying portfolio, net of management fees assessed by the fund manager, divided by the average net assets. The ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.
The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying portfolio in which the Division invests.

(2) These amounts represent the annualized contract expenses of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Division.

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GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

Consolidated Financial Statements

As of December 31, 2011 and 2010 and for the Years Ended December 31, 2011, 2010 and 2009
and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of General American Life Insurance Company:

We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiary as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, Florida
April 5, 2012

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                          2011    2010
                                                                                         ------- -------
ASSETS
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost:
   $6,676 and $5,913, respectively)..................................................... $ 7,669 $ 6,546
 Equity securities available-for-sale, at estimated fair value (cost: $33 and $159,
   respectively)........................................................................      33     178
 Mortgage loans (net of valuation allowances of $4 and $6, respectively)................     608     562
 Policy loans...........................................................................   1,797   1,807
 Real estate and real estate joint ventures.............................................      53      54
 Other limited partnership interests....................................................     196     156
 Short-term investments, principally at estimated fair value............................     254     175
 Other invested assets, principally at estimated fair value.............................     138      59
                                                                                         ------- -------
   Total investments....................................................................  10,748   9,537
Cash and cash equivalents, principally at estimated fair value..........................      72     265
Accrued investment income...............................................................     102      94
Premiums, reinsurance and other receivables.............................................   2,548   2,443
Deferred policy acquisition costs and value of business acquired........................     196     169
Other assets............................................................................     122     157
Separate account assets.................................................................     974   1,435
                                                                                         ------- -------
   Total assets......................................................................... $14,762 $14,100
                                                                                         ======= =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future policy benefits.................................................................. $ 5,095 $ 5,091
Policyholder account balances...........................................................   4,985   4,428
Other policy-related balances...........................................................     255     263
Policyholder dividends payable..........................................................      95      99
Payables for collateral under securities loaned and other transactions..................     815     574
Long-term debt..........................................................................     102     102
Current income tax payable..............................................................      36      14
Deferred income tax liability...........................................................     236      55
Other liabilities.......................................................................     653     601
Separate account liabilities............................................................     974   1,435
                                                                                         ------- -------
   Total liabilities....................................................................  13,246  12,662
                                                                                         ------- -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)
STOCKHOLDER'S EQUITY
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 3,000,000 shares
  issued and outstanding................................................................       3       3
Additional paid-in capital..............................................................     865   1,029
Retained earnings.......................................................................      31      --
Accumulated other comprehensive income (loss)...........................................     617     406
                                                                                         ------- -------
   Total stockholder's equity...........................................................   1,516   1,438
                                                                                         ------- -------
   Total liabilities and stockholder's equity........................................... $14,762 $14,100
                                                                                         ======= =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                      2011   2010   2009
                                                                                     ------  ----  -----
REVENUES
Premiums............................................................................ $  302  $249  $ 265
Universal life and investment-type product policy fees..............................    115   146    177
Net investment income...............................................................    491   502    511
Other revenues......................................................................     15     5      9
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities......................     (2)  (16)   (37)
 Other-than-temporary impairments on fixed maturity securities transferred to other
   comprehensive income (loss)......................................................     (1)   10     12
 Other net investment gains (losses)................................................     44   (10)   (36)
                                                                                     ------  ----  -----
   Total net investment gains (losses)..............................................     41   (16)   (61)
Net derivative gains (losses).......................................................     40   (62)  (189)
                                                                                     ------  ----  -----
     Total revenues.................................................................  1,004   824    712
                                                                                     ------  ----  -----
EXPENSES
Policyholder benefits and claims....................................................    499   442    414
Interest credited to policyholder account balances..................................    134   136    140
Policyholder dividends..............................................................    151   154    169
Other expenses......................................................................    129    75    106
                                                                                     ------  ----  -----
   Total expenses...................................................................    913   807    829
                                                                                     ------  ----  -----
Income (loss) before provision for income tax.......................................     91    17   (117)
Provision for income tax expense (benefit)..........................................     41    (5)   (65)
                                                                                     ------  ----  -----
Net income (loss)................................................................... $   50  $ 22  $ (52)
                                                                                     ======  ====  =====


       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                           ACCUMULATED OTHER
                                                                                      COMPREHENSIVE INCOME (LOSS)
                                                                           ------------------------------------------------
                                                                                NET                     FOREIGN    DEFINED
                                                       ADDITIONAL            UNREALIZED   OTHER-THAN   CURRENCY    BENEFIT
                                                COMMON  PAID-IN   RETAINED   INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                STOCK   CAPITAL   EARNINGS GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2008...................   $3     $1,243     $ 71       $(299)        $ --        $(10)       $ 1
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).........                        1                       (1)
Dividends on common stock......................             (87)     (20)
Comprehensive income (loss):
  Net income (loss)............................                      (52)
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........                                  448           (9)
   Defined benefit plans adjustment, net of
    income tax.................................                                                                       (2)

   Other comprehensive income (loss)...........

  Comprehensive income (loss)..................
                                                  --     ------     ----       -----         ----        ----        ---
Balance at December 31, 2009...................    3      1,156       --         149          (10)        (10)        (1)
Dividends on common stock......................            (127)     (22)
Comprehensive income (loss):
  Net income (loss)............................                       22
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........                                  279
   Defined benefit plans adjustment, net of
    income tax.................................                                                                       (1)

    Other comprehensive income (loss)..........

  Comprehensive income (loss)..................
                                                  --     ------     ----       -----         ----        ----        ---
Balance at December 31, 2010...................    3      1,029       --         428          (10)        (10)        (2)
Dividends on common stock......................            (164)     (19)
Comprehensive income (loss):
  Net income (loss)............................                       50
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........                                  215           (1)
   Defined benefit plans adjustment, net of
    income tax.................................                                                                       (3)

    Other comprehensive income (loss)..........

  Comprehensive income (loss)..................
                                                  --     ------     ----       -----         ----        ----        ---
Balance at December 31, 2011...................   $3     $  865     $ 31       $ 643         $(11)       $(10)       $(5)
                                                  ==     ======     ====       =====         ====        ====        ===




                                                    TOTAL
                                                STOCKHOLDER'S
                                                   EQUITY
                                                -------------
Balance at December 31, 2008...................    $1,009
Cumulative effect of change in accounting
 principle, net of income tax (Note 1).........        --
Dividends on common stock......................      (107)
Comprehensive income (loss):
  Net income (loss)............................       (52)
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........       439
   Defined benefit plans adjustment, net of
    income tax.................................        (2)
                                                   ------
   Other comprehensive income (loss)...........       437
                                                   ------
  Comprehensive income (loss)..................       385
                                                   ------
Balance at December 31, 2009...................     1,287
Dividends on common stock......................      (149)
Comprehensive income (loss):
  Net income (loss)............................        22
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........       279
   Defined benefit plans adjustment, net of
    income tax.................................        (1)
                                                   ------
    Other comprehensive income (loss)..........       278
                                                   ------
  Comprehensive income (loss)..................       300
                                                   ------
Balance at December 31, 2010...................     1,438
Dividends on common stock......................      (183)
Comprehensive income (loss):
  Net income (loss)............................        50
  Other comprehensive income (loss):
   Unrealized investment gains (losses), net
    of related offsets and income tax..........       214
   Defined benefit plans adjustment, net of
    income tax.................................        (3)
                                                   ------
    Other comprehensive income (loss)..........       211
                                                   ------
  Comprehensive income (loss)..................       261
                                                   ------
Balance at December 31, 2011...................    $1,516
                                                   ======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                        2011     2010    2009
                                                                                      -------  -------  ------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).................................................................... $    50  $    22  $  (52)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
 Depreciation and amortization expenses..............................................       7        7       7
 Amortization of premiums and accretion of discounts associated with
   investments, net..................................................................     (46)     (46)    (43)
 (Gains) losses on investments and derivatives and from sales of businesses,
   net...............................................................................     (68)      77     250
 Interest credited to policyholder account balances..................................     134      136     140
 Interest (income) expense on equity linked notes....................................       9       (3)    (25)
 Universal life and investment-type product policy fees..............................    (115)    (146)   (177)
 Change in premiums, reinsurance and other receivables...............................    (104)    (208)    (58)
 Change in deferred policy acquisition costs and value of business acquired,
   net...............................................................................     (36)      19      25
 Change in income tax recoverable (payable)..........................................      88       54    (138)
 Change in other assets..............................................................      13       10      31
 Change in insurance-related liabilities and policy-related balances.................      (9)      24    (109)
 Change in other liabilities.........................................................      47        4      72
 Other, net..........................................................................      19       (6)      5
                                                                                      -------  -------  ------
Net cash used in operating activities................................................     (11)     (56)    (72)
                                                                                      -------  -------  ------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
 Fixed maturity securities...........................................................   1,375    2,079   1,383
 Equity securities...................................................................     201        1      20
 Mortgage loans......................................................................      48       33       6
 Other limited partnership interests.................................................      19       10      13
Purchases of:
 Fixed maturity securities...........................................................  (2,095)  (1,779)   (934)
 Equity securities...................................................................     (29)     (10)    (18)
 Mortgage loans......................................................................     (93)    (233)   (158)
 Real estate and real estate joint ventures..........................................      (2)      (3)     (2)
 Other limited partnership interests.................................................     (52)     (58)    (25)
Cash received in connection with freestanding derivatives............................      62       24      13
Cash paid in connection with freestanding derivatives................................     (63)     (67)   (102)
Issuances of loans to affiliates.....................................................     (50)      --      --
Net change in short-term investments.................................................     (79)      55     284
Net change in other invested assets..................................................     (12)       8      (3)
Other, net...........................................................................      10      (26)    (91)
                                                                                      -------  -------  ------
Net cash (used in) provided by investing activities.................................. $  (760) $    34  $  386
                                                                                      -------  -------  ------

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                       2011   2010   2009
                                                                                      -----  -----  -----
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
 Deposits............................................................................ $ 993  $ 372  $ 535
 Withdrawals.........................................................................  (473)  (242)  (356)
Net change in payables for collateral under securities loaned and other transactions.   241    148   (380)
Dividends on common stock............................................................  (183)  (149)  (107)
                                                                                      -----  -----  -----
Net cash provided by (used in) financing activities..................................   578    129   (308)
                                                                                      -----  -----  -----
Change in cash and cash equivalents..................................................  (193)   107      6
Cash and cash equivalents, beginning of year.........................................   265    158    152
                                                                                      -----  -----  -----
CASH AND CASH EQUIVALENTS, END OF YEAR............................................... $  72  $ 265  $ 158
                                                                                      =====  =====  =====
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid (received) during the year for:
 Interest............................................................................ $   8  $   8  $   9
                                                                                      =====  =====  =====
 Income tax.......................................................................... $ (42) $ (41) $  73
                                                                                      =====  =====  =====



       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

 BUSINESS

  General American Life Insurance Company ("General American") and its subsidiary (collectively the "Company"), formerly held by GenAmerica Financial, LLC ("GenAmerica'), is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"). General American is a Missouri corporation incorporated in 1933. MLIC is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

  The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals and group insurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in 49 states, Puerto Rico and the District of Columbia.

 BASIS OF PRESENTATION

  The accompanying consolidated financial statements include the accounts of General American and its subsidiaries. Intercompany accounts and transactions have been eliminated.

  Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the 2011 presentation as discussed throughout the Notes to the Consolidated Financial Statements.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

  A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Investments

  The accounting policies for the Company's principal investments are as follows:

    Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

    Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

    Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Interest, dividends and prepayment fees are recorded in net investment income.

    Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 2 "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity Securities Available-for-Sale."

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
  (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

    Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics; while those with more equity-like characteristics are classified as equity securities within non-redeemable preferred stock. Many of such securities, commonly referred to as "perpetual hybrid securities," have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or "Tier 1 capital" and perpetual deferrable securities, or "Upper Tier 2 capital"). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

    (i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

   (ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

  (iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

   (iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

    Securities Lending. Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

    Mortgage Loans -- For the purposes of determining valuation allowances, the Company disaggregates its mortgage loan investments into two portfolio segments: (1) commercial and (2) agricultural.

     Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural -- 90 days. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

     Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either
   (i) the present value of expected future cash

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

     For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level.

     All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

     For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan's unpaid principal balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan's unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

     For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

     Mortgage Loans Modified in a Troubled Debt Restructuring. The Company may grant concessions related to the borrowers' financial difficulties which are classified as troubled debt restructuring. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

    Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

    Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real Estate Joint Ventures and Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period. The Company uses the cost method of

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

    Short-term Investments. Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in an affiliated money market pool.

    Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, loans to affiliates and tax credit partnerships.

    Freestanding derivatives with positive estimated fair values are described in "-- Derivative Financial Instruments" below.

    Loans to affiliates are stated at unpaid principal balance, adjusted for amortization of any unamortized premium or discount.

    Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of variable interest entities ("VIEs"). The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in "-- Fair Value" below and in Note 4. Such estimated fair values are based on available market information and management's judgment about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 4.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, certain structured investment transactions, etc.) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

  The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

  For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements. The Company did not consolidate any of its VIEs at December 31, 2011 and 2010.

 Derivative Financial Instruments

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads, and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

  The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

  Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

  Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income
(loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Fair Value

  As described below, certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

  The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

    Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

    Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

    Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

 Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

 Property, Equipment, Leasehold Improvements and Computer Software

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to 10 years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $78 million and $77 million at December 31, 2011 and 2010, respectively. Accumulated

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY depreciation and amortization of property, equipment and leasehold improvements was $71 million and $67 million at December 31, 2011 and 2010, respectively. Related depreciation and amortization expense was $3 million for each of the years ended December 31, 2011, 2010 and 2009.

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $30 million and $29 million at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $26 million and $25 million at December 31, 2011 and 2010, respectively. Related amortization expense was $1 million, $2 million and $2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

 Deferred Policy Acquisition Costs and Value of Business Acquired

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions, certain agency expenses and policy issuance expenses. Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

  The Company amortizes DAC and VOBA on life insurance or investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

  The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

  The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

  The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

 Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

  Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit. The Company applies significant judgment when determining the estimated fair value of the Company's reporting unit.

  For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

  In performing the Company's goodwill impairment test, the estimated fair value of the reporting unit is determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. The Company may use additional valuation methodologies when appropriate.

  The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting unit include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the reporting unit.

  The Company applies significant judgment when determining the estimated fair value of the Company's reporting unit. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  During the annual impairment test, a comparison of the fair value of the reporting unit to its carrying value indicated a potential for goodwill impairment. A further comparison of the implied fair value of the reporting unit's goodwill with its carrying amount indicated that the entire amount of goodwill associated with the Company was impaired. Consequently, the Company recorded a $35 million goodwill impairment charge, representing its accumulated goodwill impairment loss, reflected in other expenses for the year ended December 31, 2011.

 Liability for Future Policy Benefits and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

  Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves on short duration contracts are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

  Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

  Participating business represented approximately 38% of the Company's life insurance in-force at both December 31, 2011 and 2010. Participating policies represented approximately 99% of gross life insurance premiums for each of the years ended December 31, 2011, 2010 and 2009.

  Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 7%.

  Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 9%.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities is 5%.

  Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 6%.

  Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's Rating Services ("S&P") experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to:
(i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 2% to 6%, less expenses, mortality charges and withdrawals.

 Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

  The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

 Recognition of Insurance Revenue and Related Benefits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Other Revenues

  Other revenues include, in addition to items described elsewhere herein, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

 Policyholder Dividends

  Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

 Income Taxes

  The Company together with its parent, MLIC and its subsidiaries, join the MetLife life/non-life consolidated federal tax return and is a party to the MetLife tax sharing agreement.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  (i) future taxable income exclusive of reversing temporary differences and carryforwards;

  (ii) future reversals of existing taxable temporary differences;

  (iii)taxable income in prior carryback years; and

  (iv) tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties and related parties.

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

  The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments, and as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer.

 Employee Benefit Plans

  Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

 Foreign Currency

  Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

 Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

 ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

 Financial Instruments

  Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower's effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company's consolidated financial statements. See also expanded disclosures in Note 2.

  Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company's consolidated financial statements.

  Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

  Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

  Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $1 million to retained earnings with a corresponding decrease to accumulated other comprehensive income (loss) to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $1 million, net of deferred income taxes of less than $1 million, resulting in the net cumulative effect adjustment of $1 million. The entire increase in the amortized cost basis of fixed maturity securities was in the ABS sector.

  As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $12 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

  Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

  Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company's consolidated financial statements.

 Business Combinations and Noncontrolling Interests

  Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

  . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

  . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

  . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

  . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

  . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

  . Net income (loss) includes amounts attributable to noncontrolling interests.

  . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

  . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

  . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

  The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements.

  Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

 Fair Value

  Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

  . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

  . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

  .  Effective December 31, 2009, the Company adopted guidance on:
     (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

  . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

 Defined Benefit and Other Postretirement Plans

  Effective December 31, 2011, the Company adopted guidance regarding enhanced disclosures for employers' participation in multiemployer pension plans. The revised disclosures require additional qualitative and quantitative information about the employer's involvement in significant multiemployer pension and other postretirement plans. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

  Other Pronouncements

  Effective January 1, 2011, the Company adopted new guidance regarding goodwill impairment testing. This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The adoption did not have an impact on the Company's consolidated financial statements.

  Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

 FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  In December 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding comprehensive income (Accounting Standards Update ("ASU") 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update
No. 2011-05). The amendments in ASU 2011-12 are effective for fiscal years and interim periods within those years beginning after December 15, 2011. Consistent with the effective date of the amendments in ASU 2011-05 discussed below, ASU 2011-12 defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY income in ASU 2011-05. The amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

  In September 2011, the FASB issued new guidance on goodwill impairment testing (ASU 2011-08, Intangibles -- Goodwill and Other (Topic 350): Testing Goodwill for Impairment), effective for calendar years beginning after December 15, 2011. Early adoption is permitted. The objective of this standard is to simplify how an entity tests goodwill for impairment. The amendments in this standard will allow an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

  In June 2011, the FASB issued new guidance regarding comprehensive income (ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income), effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The guidance should be applied retrospectively and early adoption is permitted. The new guidance provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company intends to adopt the two-statement approach in 2012.

  In May 2011, the FASB issued new guidance regarding fair value measurements (ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

  In April 2011, the FASB issued new guidance regarding effective control in repurchase agreements (ASU 2011-03, Transfers and Servicing (Topic 860):
Reconsideration of Effective Control for Repurchase Agreements), effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The amendments in this ASU remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

  In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services --Insurance (Topic
944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company will adopt ASU 2010-26 in 2012 and will apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $1 million and total equity will be reduced by approximately $1 million, net of income tax, as of the date of adoption. Additionally, the Company estimates that net income will be increased by approximately $2 million in 2011, $4 million to $5 million in 2010, and $5 million to $6 million in 2009, as of the date of adoption.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

2.  INVESTMENTS

 FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

  The following tables present the cost or amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses:

                                                            DECEMBER 31, 2011
                                            -------------------------------------------------
                                                         GROSS UNREALIZED
                                             COST OR  ----------------------- ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI    FAIR    % OF
                                              COST    GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------ --------- ------ --------- -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $2,408   $  295   $ 28     $ --   $2,675    34.9%
Foreign government securities..............     770      421     --       --    1,191    15.5
Foreign corporate securities...............     915      199     23       --    1,091    14.2
U.S. Treasury and agency securities........     790       95     --       --      885    11.6
RMBS.......................................     837       47     23       16      845    11.0
CMBS.......................................     609       22     10       --      621     8.1
ABS........................................     280        8      7       --      281     3.7
State and political subdivision securities.      67       13     --       --       80     1.0
                                             ------   ------   ----     ----   ------   -----
 Total fixed maturity securities...........  $6,676   $1,100   $ 91     $ 16   $7,669   100.0%
                                             ======   ======   ====     ====   ======   =====

EQUITY SECURITIES:
Common stock...............................  $   33   $   --   $ --     $ --   $   33   100.0%
Non-redeemable preferred stock.............      --       --     --       --       --     0.0
                                             ------   ------   ----     ----   ------   -----
 Total equity securities...................  $   33   $   --   $ --     $ --   $   33   100.0%
                                             ======   ======   ====     ====   ======   =====

                                                          DECEMBER 31, 2010
                                            ---------------------------------------------
                                                       GROSS UNREALIZED
                                             COST OR  ------------------- ESTIMATED
                                            AMORTIZED      TEMPORARY OTTI   FAIR    % OF
                                              COST    GAIN   LOSS    LOSS   VALUE   TOTAL
                                            --------- ---- --------- ---- --------- -----
                                                            (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $2,196   $176   $ 39    $ --  $2,333    35.6%
Foreign government securities..............     723    311     --      --   1,034    15.8
Foreign corporate securities...............     925    180     19      --   1,086    16.6
U.S. Treasury and agency securities........     500     19      8      --     511     7.8
RMBS.......................................     711     38     23      15     711    10.9
CMBS.......................................     621     29     14      --     636     9.7
ABS........................................     177      7     12      --     172     2.6
State and political subdivision securities.      60      3     --      --      63     1.0
                                             ------   ----   ----    ----  ------   -----
 Total fixed maturity securities...........  $5,913   $763   $115    $ 15  $6,546   100.0%
                                             ======   ====   ====    ====  ======   =====

EQUITY SECURITIES:
Common stock...............................  $  154   $ 19   $ --    $ --  $  173    97.2%
Non-redeemable preferred stock.............       5     --     --      --       5     2.8
                                             ------   ----   ----    ----  ------   -----
 Total equity securities...................  $  159   $ 19   $ --    $ --  $  178   100.0%
                                             ======   ====   ====    ====  ======   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Within fixed maturity securities, a reclassification from the ABS sector to the RMBS sector has been made to the prior year amounts to conform to the current year presentation for securities backed by sub-prime residential mortgage loans to be consistent with market convention relating to the risks inherent in such securities and the Company's management of its investments within these asset sectors.

  The Company held no non-income producing fixed maturity securities at December 31, 2011. At December 31, 2010, the Company held non-income producing fixed maturity securities with an estimated fair value of $3 million with unrealized gains (losses) of $1 million.

  The Company held foreign currency derivatives with notional amounts of $978 million and $860 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2011 and 2010, respectively.

  Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

  The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity, other than the government securities summarized in the table below.

  Concentrations of Credit Risk (Government and Agency Securities). The following section contains a summary of the concentrations of credit risk related to government and agency fixed maturity and fixed-income securities holdings, which were greater than 10% of the Company's stockholder's equity at:

                                                                 DECEMBER 31,
                                                                ------------------
                                                                  2011      2010
                                                                 --------  ------
                                                                CARRYING VALUE (1)
                                                                ------------------
                                                                 (IN MILLIONS)
 Government and agency fixed maturity securities:
  Canada....................................................... $  1,122   $  956
  United States................................................ $    885   $  511

 U.S. Treasury and agency fixed-income securities included in:
  Short-term investments....................................... $    117   $    1
  Cash equivalents............................................. $     25   $  149

--------
(1)Represents estimated fair value for fixed maturity securities, and for short-term investments and cash equivalents, estimated fair value or amortized cost, which approximates estimated fair value.

  Concentrations of Credit Risk (Equity Securities). At December 31, 2011 and 2010, the Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's stockholder's equity or 1% of total investments, other than holdings in Reinsurance Group of America, Incorporated ("RGA") common stock of $161 million, which was 11% of the Company's stockholder's equity and 1.7% of total investments at December 31, 2010. During 2011, the Company sold its 3,000,000 shares of RGA Class A common stock.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                     DECEMBER 31,
                                        ---------------------------------------
                                               2011                2010
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                     (IN MILLIONS)
Due in one year or less................  $  509    $  526    $  115    $  126
Due after one year through five years..     814       896       751       832
Due after five years through ten years.   1,316     1,554     1,184     1,351
Due after ten years....................   2,311     2,946     2,354     2,718
                                         ------    ------    ------    ------
 Subtotal..............................   4,950     5,922     4,404     5,027
RMBS, CMBS and ABS.....................   1,726     1,747     1,509     1,519
                                         ------    ------    ------    ------
 Total fixed maturity securities.......  $6,676    $7,669    $5,913    $6,546
                                         ======    ======    ======    ======

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

  As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 NET UNREALIZED INVESTMENT GAINS (LOSSES)

  The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                                       2011      2010   2009
                                                                                       ------   -----   ----
                                                                                         (IN MILLIONS)
Fixed maturity securities............................................................ $1,009    $ 648   $241
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss)........................................................    (16)     (15)   (15)
                                                                                       ------   -----   ----
   Total fixed maturity securities...................................................    993      633    226
Equity securities....................................................................     --       19      1
Derivatives..........................................................................     (1)      (1)    (2)
Short-term investments...............................................................     --       --    (10)
                                                                                       ------   -----   ----
   Subtotal..........................................................................    992      651    215
                                                                                       ------   -----   ----
Amounts allocated from:
 Insurance liability loss recognition................................................     (4)      (3)    --
 DAC and VOBA........................................................................    (16)      (7)    (3)
                                                                                       ------   -----   ----
   Subtotal..........................................................................    (20)     (10)    (3)
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in
  accumulated other comprehensive income (loss)......................................      5        5      5
Deferred income tax benefit (expense)................................................   (345)    (228)   (78)
                                                                                       ------   -----   ----
Net unrealized investment gains (losses)............................................. $  632    $ 418   $139
                                                                                       ======   =====   ====

  The changes in fixed maturity securities with noncredit OTTI losses included in accumulated other comprehensive income (loss) were as follows:

                                                                                               DECEMBER 31,
                                                                                              --------------
                                                                                               2011    2010
                                                                                              ------  ------
                                                                                               (IN MILLIONS)
Balance, beginning of period................................................................. $  (15) $  (15)
Noncredit OTTI losses recognized (1).........................................................      1     (10)
Securities sold with previous noncredit OTTI loss............................................      2       2
Subsequent changes in estimated fair value...................................................     (4)      8
                                                                                              ------  ------
Balance, end of period....................................................................... $  (16) $  (15)
                                                                                              ======  ======

--------
(1)Noncredit OTTI losses recognized, net of DAC, were $1 million and ($10) million for the years ended December 31, 2011 and 2010, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The changes in net unrealized investment gains (losses) were as follows:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                      -----------------------
                                                                                       2011     2010    2009
                                                                                       -----   -----   -----
                                                                                         (IN MILLIONS)
Balance, beginning of period......................................................... $ 418    $ 139   $(299)
Cumulative effect of change in accounting principles, net of income tax..............    --       --      (1)
Fixed maturity securities on which noncredit OTTI losses have been recognized........    (1)      --     (14)
Unrealized investment gains (losses) during the year.................................   342      436     751
Unrealized investment gains (losses) relating to:
 Insurance liability loss recognition................................................    (1)      (3)     --
 DAC and VOBA........................................................................    (9)      (4)    (63)
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized in
  accumulated other comprehensive income (loss)......................................    --       --       5
Deferred income tax benefit (expense)................................................  (117)    (150)   (240)
                                                                                       -----   -----   -----
Balance, end of period............................................................... $ 632    $ 418   $ 139
                                                                                       =====   =====   =====
Change in net unrealized investment gains (losses)................................... $ 214    $ 279   $ 438
                                                                                       =====   =====   =====

 CONTINUOUS GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

  The following tables present the estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                    DECEMBER 31, 2011
                                              --------------------------------------------------------------
                                                                   EQUAL TO OR GREATER
                                              LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                              -------------------- -------------------- --------------------
                                              ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                                FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                                VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                              --------- ---------- --------- ---------- --------- ----------
                                                        (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities....................   $131       $ 7       $137       $21       $268       $ 28
Foreign government securities................     --        --         --        --         --         --
Foreign corporate securities.................    114         5         36        18        150         23
U.S. Treasury and agency securities..........     --        --         --        --         --         --
RMBS.........................................     55        11        123        28        178         39
CMBS.........................................     69         1         63         9        132         10
ABS..........................................     94         2         32         5        126          7
State and political subdivision securities...     --        --         --        --         --         --
                                                ----       ---       ----       ---       ----       ----
 Total fixed maturity securities.............   $463       $26       $391       $81       $854       $107
                                                ====       ===       ====       ===       ====       ====
Total number of fixed maturity securities in
  an unrealized loss position................    131                   82
                                                ====                 ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                                    DECEMBER 31, 2010
                                              --------------------------------------------------------------
                                                                   EQUAL TO OR GREATER
                                              LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                              -------------------- -------------------- --------------------
                                              ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                                FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                                VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                              --------- ---------- --------- ---------- --------- ----------
                                                        (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities....................   $235       $ 8       $188       $ 31     $  423      $ 39
Foreign government securities................      5        --          3         --          8        --
Foreign corporate securities.................     36         2         69         17        105        19
U.S. Treasury and agency securities..........    147         8         --         --        147         8
RMBS.........................................     42        --        201         38        243        38
CMBS.........................................      6        --        103         14        109        14
ABS..........................................      4        --         69         12         73        12
State and political subdivision securities...     10        --          1         --         11        --
                                                ----       ---       ----       ----     ------      ----
 Total fixed maturity securities.............   $485       $18       $634       $112     $1,119      $130
                                                ====       ===       ====       ====     ======      ====
Total number of fixed maturity securities in
  an unrealized loss position................     78                  131
                                                ====                 ====

 AGING OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

  The following tables present the amortized cost, gross unrealized losses, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized losses as a percentage of amortized cost and number of securities for fixed maturity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                    DECEMBER 31, 2011
                                                    --------------------------------------------------
                                                       AMORTIZED     GROSS UNREALIZED    NUMBER OF
                                                          COST            LOSSES         SECURITIES
                                                    ---------------- ---------------  ----------------
                                                    LESS THAN 20% OR LESS THAN 20% OR LESS THAN 20% OR
                                                       20%     MORE     20%     MORE     20%     MORE
                                                    --------- ------ --------- ------ --------- ------
                                                        (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...............................   $349     $133     $12     $34      99       23
Six months or greater but less than nine months....     94       13       2       4      22        5
Nine months or greater but less than twelve months.      5       --      --      --       3       --
Twelve months or greater...........................    304       63      28      27      46       17
                                                      ----     ----     ---     ---
 Total.............................................   $752     $209     $42     $65
                                                      ====     ====     ===     ===
Percentage of amortized cost.......................                       6%     31%
                                                                        ===     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                                    DECEMBER 31, 2010
                                                    --------------------------------------------------
                                                       AMORTIZED     GROSS UNREALIZED    NUMBER OF
                                                          COST            LOSSES         SECURITIES
                                                    ---------------- ---------------  ----------------
                                                    LESS THAN 20% OR LESS THAN 20% OR LESS THAN 20% OR
                                                       20%     MORE     20%     MORE     20%     MORE
                                                    --------- ------ --------- ------ --------- ------
                                                        (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...............................  $  487    $ 47     $17     $11      76        4
Six months or greater but less than nine months....      15      21       1       5       2        4
Nine months or greater but less than twelve months.      --       3      --       1      --        2
Twelve months or greater...........................     516     160      44      51      92       31
                                                     ------    ----     ---     ---
 Total.............................................  $1,018    $231     $62     $68
                                                     ======    ====     ===     ===
Percentage of amortized cost.......................                       6%     29%
                                                                        ===     ===

 CONCENTRATION OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

  The gross unrealized losses related to fixed maturity securities, including the portion of OTTI losses recognized in accumulated other comprehensive income
(loss) were $107 million and $130 million at December 31, 2011 and 2010, respectively. The concentration calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

                                                                                         DECEMBER 31,
                                                                                         -----------
                                                                                         2011   2010
                                                                                         ----   ----
SECTOR:
RMBS....................................................................................  36%    30%
U.S. corporate securities...............................................................  26     30
Foreign corporate securities............................................................  21     14
CMBS....................................................................................  10     11
ABS.....................................................................................   7      9
U.S. Treasury and agency securities.....................................................  --      6
                                                                                         ---    ---
  Total................................................................................. 100%   100%
                                                                                         ===    ===
INDUSTRY:
Mortgage-backed.........................................................................  46%    41%
Finance.................................................................................  37     24
Asset-backed............................................................................   7      9
Utility.................................................................................   2      5
Communications..........................................................................   2     --
Consumer................................................................................   1      1
U.S. Treasury and agency securities.....................................................  --      6
Other...................................................................................   5     14
                                                                                         ---    ---
  Total................................................................................. 100%   100%
                                                                                         ===    ===

 EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

  The Company held no fixed maturity securities with a gross unrealized loss greater than $10 million at both December 31, 2011 and 2010. The fixed maturity securities and equity securities with gross unrealized losses decreased
$23 million during the year ended December 31, 2011. The decline in, or improvement in, gross

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company's OTTI review process.

  As of December 31, 2011, $31 million of unrealized losses were from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. Of the $31 million, $18 million, or 58%, are related to unrealized losses on investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since purchase. Of the $31 million, $13 million, or 42%, are related to unrealized losses on below investment grade securities. Unrealized losses on below investment grade securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans) and were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over unemployment levels and valuations of residential real estate supporting non-agency RMBS. As explained further in Note 1, management evaluates non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Based on the Company's current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

  Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming periods.

 NET INVESTMENT GAINS (LOSSES)

  The components of net investment gains (losses) were as follows:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                               --------------------------
                                                                               2011      2010     2009
                                                                               ----      ----     ----
                                                                                    (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized.................................................. $ (2)     $(16)    $(37)
Less: Noncredit portion of OTTI losses transferred to and recognized in other
  comprehensive income (loss).................................................   (1)       10       12
                                                                                 ----     ----     ----
 Net OTTI losses on fixed maturity securities recognized in earnings..........   (3)       (6)     (25)
 Fixed maturity securities -- net gains (losses) on sales and disposals.......   10         2       (8)
                                                                                 ----     ----     ----
     Total gains (losses) on fixed maturity securities........................    7        (4)     (33)
                                                                                 ----     ----     ----
Other net investment gains (losses):
 Equity securities............................................................   45         1      (15)
 Mortgage loans...............................................................    2        (6)      (2)
 Other gains (losses).........................................................  (13)       (7)     (11)
                                                                                 ----     ----     ----
       Total net investment gains (losses).................................... $ 41      $(16)    $(61)
                                                                                 ====     ====     ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were $8 million, $1 million and $7 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                  YEARS ENDED DECEMBER 31,   YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31,
                                  -----------------------   ------------------------  -----------------------
                                  2011      2010     2009   2011     2010    2009     2011     2010     2009
                                  ----     ------   -----   ----     ----    ----     ----    ------   -----
                                  FIXED MATURITY SECURITIES EQUITY SECURITIES                TOTAL
                                  -----------------------   ------------------------  -----------------------
                                                        (IN MILLIONS)
Proceeds......................... $759     $1,308   $ 840   $197     $ 5     $ 19     $956    $1,313   $ 859
                                   ====    ======   =====     ====   ===      ====     ====   ======   =====
Gross investment gains........... $ 18     $   23   $  28   $ 45     $ 1     $  1     $ 63    $   24   $  29
                                   ----    ------   -----     ----   ---      ----     ----   ------   -----
Gross investment losses..........   (8)       (21)    (36)    --      --       (1)      (8)      (21)    (37)
                                   ----    ------   -----     ----   ---      ----     ----   ------   -----
Total OTTI losses recognized in
  earnings:
 Credit-related..................   (3)        (6)    (21)    --      --       --       (3)       (6)    (21)
 Other (1).......................   --         --      (4)    --      --      (15)      --        --     (19)
                                   ----    ------   -----     ----   ---      ----     ----   ------   -----
   Total OTTI losses recognized
     in earnings.................   (3)        (6)    (25)    --      --      (15)      (3)       (6)    (40)
                                   ----    ------   -----     ----   ---      ----     ----   ------   -----
     Net investment gains
       (losses).................. $  7     $   (4)  $ (33)  $ 45     $ 1     $(15)    $ 52    $   (3)  $ (48)
                                   ====    ======   =====     ====   ===      ====     ====   ======   =====

--------
(1)Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

  Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2011     2010    2009
                                                            ----     ----    ----
                                                                 (IN MILLIONS)
     Sector:
     U.S. and foreign corporate securities -- by industry:
      Finance.............................................. $ --     $ 2     $15
      Communications.......................................   --      --       2
      Industrial...........................................   --      --       1
                                                              ----   ---     ---
        Total U.S. and foreign corporate securities........   --       2      18
     ABS...................................................    2      --       3
     RMBS..................................................    1       3       3
     CMBS..................................................   --       1       1
                                                              ----   ---     ---
        Total.............................................. $  3     $ 6     $25
                                                              ====   ===     ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                                                   YEARS ENDED DECEMBER 31,
                                                                                   ------------------------
                                                                                   2011     2010    2009
                                                                                   ----     ----    ----
                                                                                        (IN MILLIONS)
Sector:
  Common stock.................................................................... $ --     $ --    $14
  Non-redeemable preferred stock..................................................   --       --      1
                                                                                     ----    ----   ---
   Total.......................................................................... $ --     $ --    $15
                                                                                     ====    ====   ===
Industry:
  Financial services industry:
   Perpetual hybrid securities.................................................... $ --     $ --    $ 1
  Other industries................................................................   --       --     14
                                                                                     ----    ----   ---
   Total.......................................................................... $ --     $ --    $15
                                                                                     ====    ====   ===

 CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                  -----------------------
                                                                                  2011         2010
                                                                                  ----         ----
                                                                                    (IN MILLIONS)
Balance, at January 1,........................................................... $ 2          $ 4
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously
   impaired......................................................................  --           --
 Additional impairments -- credit loss OTTI recognized on securities previously
   impaired......................................................................   4            1
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities
   previously impaired as credit loss OTTI.......................................  (1)          (2)
 Securities impaired to net present value of expected future cash flows..........  --           (1)
                                                                                  ---          ---
Balance, at December 31,......................................................... $ 5          $ 2
                                                                                  ===          ===

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 NET INVESTMENT INCOME

  The components of net investment income were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        -----------------------
                                                        2011     2010     2009
                                                         -----   -----   -----
                                                           (IN MILLIONS)
     Investment income:
     Fixed maturity securities......................... $ 341   $ 353    $ 395
     Equity securities.................................     1       2        2
     Mortgage loans....................................    38      31       14
     Policy loans......................................   105     109      110
     Real estate and real estate joint ventures........     9       8        7
     Other limited partnership interests...............    14      17        5
     Cash, cash equivalents and short-term investments.     1      (1)       3
     Other.............................................    --      (1)      (5)
                                                         -----   -----   -----
      Subtotal.........................................   509     518      531
     Less: Investment expenses.........................    18      16       20
                                                         -----   -----   -----
        Net investment income.......................... $ 491   $ 502    $ 511
                                                         =====   =====   =====

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

 SECURITIES LENDING

  As described more fully in Note 1, the Company participates in a securities lending program whereby blocks of securities are loaned to third parties. These transactions are treated as financing arrangements and the associated cash collateral received is recorded as a liability. The Company is obligated to return the cash collateral received to its counterparties.

  Elements of the securities lending program are presented below at:

                                                               DECEMBER 31,
                                                             --------------
                                                             2011    2010
                                                             ----    ----
                                                             (IN MILLIONS)
         Securities on loan: (1)
          Amortized cost.................................... $659    $488
          Estimated fair value.............................. $740    $521
         Cash collateral on deposit from counterparties (2). $751    $541
         Security collateral on deposit from counterparties. $  7    $ --
         Reinvestment portfolio -- estimated fair value..... $726    $515

--------
(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

  Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 INVESTED ASSETS ON DEPOSIT

  The invested assets on deposit with regulatory agencies with an estimated fair value of $888 million and $1.3 billion at December 31, 2011 and 2010, respectively, consisted primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

 MORTGAGE LOANS

  Mortgage loans are summarized as follows at:

                                                  DECEMBER 31,
                                    ----------------------------------------
                                            2011                 2010
                                    -------------------  -------------------
                                      CARRYING    % OF     CARRYING    % OF
                                        VALUE     TOTAL      VALUE     TOTAL
                                    ------------- -----  ------------- -----
                                    (IN MILLIONS)        (IN MILLIONS)
  Mortgage loans:
   Commercial......................     $579       95.3%     $533       94.8%
   Agricultural....................       33        5.4        35        6.2
                                        ----      -----      ----      -----
     Subtotal......................      612      100.7       568      101.0
   Valuation allowances............       (4)      (0.7)       (6)      (1.0)
                                        ----      -----      ----      -----
       Total mortgage loans, net...     $608      100.0%     $562      100.0%
                                        ====      =====      ====      =====

  See "-- Related Party Investment Transactions" for discussion of affiliated loans included in the table above.

  The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                   COMMERCIAL AGRICULTURAL TOTAL
                                                   ---------- ------------ -----
                                                           (IN MILLIONS)
DECEMBER 31, 2011:
Mortgage loans:
 Evaluated individually for credit losses.........    $ --        $ 5      $  5
 Evaluated collectively for credit losses.........     579         28       607
                                                      ----        ---      ----
   Total mortgage loans...........................     579         33       612
                                                      ----        ---      ----
Valuation allowances:
 Specific credit losses...........................      --         --        --
 Non-specifically identified credit losses........       4         --         4
                                                      ----        ---      ----
   Total valuation allowances.....................       4         --         4
                                                      ----        ---      ----
     Mortgage loans, net of valuation allowance...    $575        $33      $608
                                                      ====        ===      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                   COMMERCIAL AGRICULTURAL TOTAL
                                                   ---------- ------------ -----
                                                           (IN MILLIONS)

DECEMBER 31, 2010:
Mortgage loans:
 Evaluated individually for credit losses.........    $ --        $ --     $ --
 Evaluated collectively for credit losses.........     533          35      568
                                                      ----        ----     ----
   Total mortgage loans...........................     533          35      568
                                                      ----        ----     ----
Valuation allowances:
 Specific credit losses...........................      --          --       --
 Non-specifically identified credit losses........       6          --        6
                                                      ----        ----     ----
   Total valuation allowances.....................       6          --        6
                                                      ----        ----     ----
     Mortgage loans, net of valuation allowance...    $527        $ 35     $562
                                                      ====        ====     ====

  The following tables present the changes in the valuation allowance, by portfolio segment:

                                          MORTGAGE LOAN VALUATION ALLOWANCES
                                        -----------------------------------
                                        COMMERCIAL    AGRICULTURAL   TOTAL
                                        ----------    ------------   -----
                                                (IN MILLIONS)
          Balance at January 1, 2009...    $ --           $ --       $ --
          Provision (release)..........       3             --          3
                                           ----           ----       ----
          Balance at December 31, 2009.       3             --          3
          Provision (release)..........       3             --          3
                                           ----           ----       ----
          Balance at December 31, 2010.       6             --          6
          Provision (release)..........      (2)            --         (2)
                                           ----           ----       ----
          Balance at December 31, 2011.    $  4           $ --       $  4
                                           ====           ====       ====

  Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                 COMMERCIAL
                       --------------------------------------------------------------
                                  RECORDED INVESTMENT
                       -----------------------------------------
                       DEBT SERVICE COVERAGE RATIOS
                       -----------------------------       % OF     ESTIMATED   % OF
                       > 1.20X 1.00X - 1.20X < 1.00X TOTAL TOTAL   FAIR VALUE   TOTAL
                       ------- ------------- ------- ----- -----  ------------- -----
                                   (IN MILLIONS)                  (IN MILLIONS)
DECEMBER 31, 2011:
Loan-to-value ratios:
Less than 65%.........  $514       $ --       $ --   $514   88.8%     $572       90.0%
65% to 75%............    48         --         --     48    8.3        51        8.0
76% to 80%............    --         --         --     --     --        --         --
Greater than 80%......    --         --         17     17    2.9        13        2.0
                        ----       ----       ----   ----  -----      ----      -----
 Total................  $562       $ --       $ 17   $579  100.0%     $636      100.0%
                        ====       ====       ====   ====  =====      ====      =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                 COMMERCIAL
                       --------------------------------------------------------------
                                  RECORDED INVESTMENT
                       -----------------------------------------
                       DEBT SERVICE COVERAGE RATIOS
                       -----------------------------       % OF     ESTIMATED   % OF
                       > 1.20X 1.00X - 1.20X < 1.00X TOTAL TOTAL   FAIR VALUE   TOTAL
                       ------- ------------- ------- ----- -----  ------------- -----
                                   (IN MILLIONS)                  (IN MILLIONS)
DECEMBER 31, 2010:
Loan-to-value ratios:
Less than 65%.........  $394       $ --        $ 1   $395   74.1%     $432       75.2%
65% to 75%............    66          9         --     75   14.1        81       14.1
76% to 80%............     9         --         --      9    1.7         9        1.6
Greater than 80%......     1         36         17     54   10.1        52        9.1
                        ----       ----        ---   ----  -----      ----      -----
 Total................  $470       $ 45        $18   $533  100.0%     $574      100.0%
                        ====       ====        ===   ====  =====      ====      =====

  Agricultural Mortgage Loans -- by Credit Quality Indicator. The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, is as shown below.

                                                           AGRICULTURAL
                                             ----------------------------------------
                                                           DECEMBER 31,
                                             ----------------------------------------
                                                     2011                 2010
                                             -------------------  -------------------
                                               RECORDED    % OF     RECORDED    % OF
                                              INVESTMENT   TOTAL   INVESTMENT   TOTAL
                                             ------------- -----  ------------- -----
                                             (IN MILLIONS)        (IN MILLIONS)
Loan-to-value ratios:
Less than 65%...............................      $28       84.8%      $29       82.9%
65% to 75%..................................       --         --         6       17.1
Greater than 80%............................        5       15.2        --         --
                                                  ---      -----       ---      -----
  Total.....................................      $33      100.0%      $35      100.0%
                                                  ===      =====       ===      =====

  Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with approximately 99% and 100% of all mortgage loans classified as performing at December 31, 2011 and 2010, respectively. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due, as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more. The Company had no loans past due and one agricultural mortgage loan in non-accrual status with a recorded investment of $5 million at December 31, 2011. The Company had no loans past due and no loans in non-accrual status at December 31, 2010.

  Impaired Mortgage Loans. The Company had one impaired agricultural mortgage loan with an unpaid principal balance, recorded investment and carrying value, including those modified in a troubled debt restructuring, of $5 million at December 31, 2011. For the year ended December 31, 2011, the average investment on impaired agricultural loans was $3 million. The Company had no impaired mortgage loans at December 31, 2010. For the year ended December 31, 2011, interest income on impaired mortgage loans recognized on a cash basis was less than $1 million. The Company did not recognize any interest income on impaired mortgage loans during the years ended December 31, 2010 and 2009.

  Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as troubled debt restructuring and the types of concessions typically granted. At December 31, 2011, the Company had one agricultural mortgage loan modified during the period in a troubled debt restructuring with a pre-modification carrying value of $6 million and a post-modification carrying value of $5 million.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  During the previous 12 months, the Company had no mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more.

 REAL ESTATE AND REAL ESTATE JOINT VENTURES

  Real estate investments by type consisted of the following:

                                                                 DECEMBER 31,
                                                   ----------------------------------------
                                                           2011                 2010
                                                   -------------------  -------------------
                                                     CARRYING    % OF     CARRYING    % OF
                                                       VALUE     TOTAL      VALUE     TOTAL
                                                   ------------- -----  ------------- -----
                                                   (IN MILLIONS)        (IN MILLIONS)
Traditional.......................................      $51       96.2%      $52       96.3%
Real estate joint ventures and funds..............        2        3.8         2        3.7
                                                        ---      -----       ---      -----
 Total real estate and real estate joint ventures.      $53      100.0%      $54      100.0%
                                                        ===      =====       ===      =====

  The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised of wholly-owned real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties, as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

  The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $21 million at both December 31, 2011 and 2010, respectively. Related depreciation expense on traditional wholly-owned real estate was $2 million for each of the years ended December 31, 2011, 2010 and 2009.

  All of the real estate holdings were held-for-investment and income producing at both December 31, 2011 and 2010. There were no impairments of real estate and real estate joint ventures for each of the years ended December 31, 2011, 2010 and 2009.

 OTHER LIMITED PARTNERSHIP INTERESTS

  The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $196 million and $156 million at December 31, 2011 and 2010, respectively. Included within other limited partnership interests were $50 million and $46 million at December 31, 2011 and 2010, respectively, of investments in hedge funds. There were no impairments of other limited partnership interests for each of the years ended December 31, 2011, 2010 and 2009.

 COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures, tax credit partnerships and other funds. The portion of these investments accounted for under the equity method had a carrying value of $203 million as of December 31, 2011. The Company's maximum exposure to loss related to

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $122 million as of December 31, 2011. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2011, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss). Accordingly, the Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  As of, and for the year ended December 31, 2011, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $100.3 billion and $63.0 billion as of December 31, 2011 and 2010, respectively. Aggregate total liabilities of these entities totaled $6.4 billion and $8.7 billion as of December 31, 2011 and 2010, respectively. Aggregate net income (loss) of these entities totaled $3.3 billion, $7.3 billion and $7.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Aggregate net income
(loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

 OTHER INVESTED ASSETS

  The following table presents the carrying value of the Company's other invested assets by type at:

                                                                            DECEMBER 31,
                                                              ----------------------------------------
                                                                      2011                 2010
                                                              -------------------  -------------------
                                                                CARRYING    % OF     CARRYING    % OF
                                                                  VALUE     TOTAL      VALUE     TOTAL
                                                              ------------- -----  ------------- -----
                                                              (IN MILLIONS)        (IN MILLIONS)
Freestanding derivatives with positive estimated fair values.     $ 83       60.1%      $53       89.8%
Loans to affiliates..........................................       50       36.2        --         --
Tax credit partnerships......................................        5        3.7         6       10.2
                                                                  ----      -----       ---      -----
 Total.......................................................     $138      100.0%      $59      100.0%
                                                                  ====      =====       ===      =====

  See Note 3 for information regarding the freestanding derivatives with positive estimated fair values. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. See "-- Related Party Investment Transactions" for information regarding loans to affiliates. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method.

 CASH EQUIVALENTS

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $54 million and $216 million at December 31, 2011 and 2010, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 VARIABLE INTEREST ENTITIES

  The Company holds investments in certain entities that are VIEs. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                             DECEMBER 31,
                                               -----------------------------------------
                                                       2011                 2010
                                               -------------------- --------------------
                                                          MAXIMUM              MAXIMUM
                                               CARRYING  EXPOSURE   CARRYING  EXPOSURE
                                                AMOUNT  TO LOSS (1)  AMOUNT  TO LOSS (1)
                                               -------- ----------- -------- -----------
                                                             (IN MILLIONS)
Fixed maturity securities available-for-sale:
 RMBS (2).....................................  $  845    $  845     $  711    $  711
 CMBS (2).....................................     621       621        636       636
 ABS (2)......................................     281       281        172       172
 Foreign corporate securities.................      26        26         20        20
 U.S. corporate securities....................      25        25         26        26
Other limited partnership interests...........     151       235        127       246
Other invested assets.........................       1        --          4        15
                                                ------    ------     ------    ------
   Total......................................  $1,950    $2,033     $1,696    $1,826
                                                ======    ======     ======    ======

--------

(1)The maximum exposure to loss relating to the fixed maturity securities is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $1 million for both years ended December 31, 2011 and 2010.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

  As described in Note 10, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

 RELATED PARTY INVESTMENT TRANSACTIONS

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                                     -------------------------
                                                                     2011     2010     2009
                                                                     ----     ----     ----
                                                                          (IN MILLIONS)
Estimated fair value of invested assets transferred to affiliates... $ --     $ --     $13
Amortized cost of invested assets transferred to affiliates......... $ --     $ --     $16
Net investment gains (losses) recognized on transfers............... $ --     $ --     $(3)
Estimated fair value of invested assets transferred from affiliates. $ --     $ --     $25

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  During 2009, the Company loaned $80 million to a wholly-owned real estate subsidiary of an affiliate, MLIC, which is included in mortgage loans. The carrying value of this loan was $78 million and $79 million at December 31, 2011 and 2010, respectively. The loan bears interest at 7.26% and is due in quarterly principal and interest payments of $1.6 million through January 2020. The loan is secured by an interest in the real estate subsidiary, which owns operating real estate with a fair value in excess of the loan balance. Net investment income from this investment was $6 million for both years ended December 31, 2011 and 2010, and less than $1 million for the year ended December 31, 2009.

  During 2011, The Company issued loans totaling $50 million to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. These loans were outstanding at December 31, 2011, and are included in other invested assets. The loan of $50 million is due on July 15, 2021 and bears interest, payable semi-annually at 5.64%. Both the principal and interest payments have been guaranteed by MetLife. Net investment income from these loans was $1 million for the year ended December 31, 2011.

  The Company receives investment administrative services from certain affiliates. These investment expenses were $10 million, $9 million and $7 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also had additional affiliated net investment income of less than $1 million, ($1) million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively.

3.  DERIVATIVE FINANCIAL INSTRUMENTS

 ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

  See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

  See Note 4 for information about the fair value hierarchy for derivatives.

 PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                  DECEMBER 31,
                                           -----------------------------------------------------------
                                                       2011                          2010
                                           ----------------------------- -----------------------------
                                                         ESTIMATED                     ESTIMATED
                                                       FAIR VALUE (1)                FAIR VALUE (1)
PRIMARY UNDERLYING                         NOTIONAL -------------------- NOTIONAL --------------------
RISK EXPOSURE          INSTRUMENT TYPE      AMOUNT   ASSETS  LIABILITIES  AMOUNT   ASSETS  LIABILITIES
------------------  ---------------------- -------- ------- ------------ -------- ------- ------------
                                                                  (IN MILLIONS)
Interest rate       Interest rate swaps...  $  478    $76       $ --      $  219    $51       $ 4
                    Interest rate futures.      15     --         --          --     --        --
Foreign currency    Foreign currency
                    swaps.................      37      1          2          36     --         5
                    Foreign currency
                      forwards............     951      3         --         831     --         8
Credit              Credit default swaps..     386      3          5         283      2         3
Equity market       Equity options........       5     --         --          --     --        --
                                            ------    ---       ----      ------    ---       ---
                    Total.................  $1,872    $83       $  7      $1,369    $53       $20
                                            ======    ===       ====      ======    ===       ===

--------
(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

                                                     REMAINING LIFE
                           ------------------------------------------------------------------
                                       AFTER ONE YEAR AFTER FIVE YEARS
                           ONE YEAR OR  THROUGH FIVE    THROUGH TEN
                              LESS         YEARS           YEARS       AFTER TEN YEARS TOTAL
                           ----------- -------------- ---------------- --------------- ------
                                                     (IN MILLIONS)
Interest rate swaps.......   $   22         $258            $ 65            $133       $  478
Interest rate futures.....       15           --              --              --           15
Foreign currency swaps....       --           16              21              --           37
Foreign currency forwards.      951           --              --              --          951
Credit default swaps......       21          349              16              --          386
Equity options............        5           --              --              --            5
                             ------         ----            ----            ----       ------
 Total....................   $1,014         $623            $102            $133       $1,872
                             ======         ====            ====            ====       ======

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

  In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

  Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

  In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

  Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities.

  Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

 HEDGING

  The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                      DECEMBER 31,
                                               -----------------------------------------------------------
                                                           2011                          2010
                                               ----------------------------- -----------------------------
                                                             ESTIMATED                     ESTIMATED
                                                             FAIR VALUE                    FAIR VALUE
                                               NOTIONAL -------------------- NOTIONAL --------------------
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS   AMOUNT   ASSETS  LIABILITIES  AMOUNT   ASSETS  LIABILITIES
---------------------------------------------  -------- ------- ------------ -------- ------- ------------
                                                                      (IN MILLIONS)
         Fair Value Hedges:
          Interest rate swaps.................   $ 8     $ --       $ --       $ --    $ --       $ --
         Cash Flow Hedges:
          Foreign currency swaps..............   $ 4     $ --       $ --       $  4    $ --       $ --
                                                 ---     ----       ----       ----    ----       ----
           Total Qualifying Hedges............   $12     $ --       $ --       $  4    $ --       $ --
                                                 ===     ====       ====       ====    ====       ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                DECEMBER 31,
                                         -----------------------------------------------------------
                                                     2011                          2010
                                         ----------------------------- -----------------------------
                                                       ESTIMATED                     ESTIMATED
                                                       FAIR VALUE                    FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT        NOTIONAL -------------------- NOTIONAL --------------------
QUALIFYING AS HEDGING INSTRUMENTS         AMOUNT   ASSETS  LIABILITIES  AMOUNT   ASSETS  LIABILITIES
---------------------------------------- -------- ------- ------------ -------- ------- ------------
                                                                (IN MILLIONS)
Interest rate swaps.....................  $  470    $76       $ --      $  219    $51       $ 4
Interest rate futures...................      15     --         --          --     --        --
Foreign currency swaps..................      33      1          2          32     --         5
Foreign currency forwards...............     951      3         --         831     --         8
Credit default swaps....................     386      3          5         283      2         3
Equity options..........................       5     --         --          --     --        --
                                          ------    ---       ----      ------    ---       ---
 Total non-designated or non-qualifying
   derivatives..........................  $1,860    $83       $  7      $1,365    $53       $20
                                          ======    ===       ====      ======    ===       ===

 NET DERIVATIVE GAINS (LOSSES)

  The components of net derivative gains (losses) were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            -----------------------
                                                                             2011    2010    2009
                                                                            -----   -----   -----
                                                                                 (IN MILLIONS)
Derivatives and hedging gains (losses) (1)................................. $ 57    $(31)   $(154)
Embedded derivatives.......................................................  (17)    (31)     (35)
                                                                            ----    ----     -----
  Total net derivative gains (losses)...................................... $ 40    $(62)   $(189)
                                                                            ====    ====     =====

--------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2011, 2010 and 2009.

  The Company recognized net derivative gains (losses) from settlement payments related to non-qualifying hedges of $13 million, $11 million, and $11 million for the years ended December 31, 2011, 2010 and 2009, respectively.

 FAIR VALUE HEDGES

  The Company utilizes interest rate swaps to convert fixed rate investments to floating rate investments. The Company designates and accounts for these interest rate swaps as fair value hedges when they have met the requirements of fair value hedging.

  The Company recognized insignificant amounts in net derivative gains (losses) representing the ineffective portion of all fair value hedges for the year ended December 31, 2011. Changes in the fair value of the derivatives and the hedged items were insignificant for the year ended December 31, 2011. The Company did not have any fair value hedges during the years ended December 31, 2010 and 2009.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 CASH FLOW HEDGES

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, as cash flow hedges, when they have met the requirements of cash flow hedging.

  For the years ended December 31, 2011, 2010 and 2009, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. For the years ended December 31, 2011, 2010 and 2009, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2011, 2010 and 2009.

  For the years ended December 31, 2011, 2010, 2009, the beginning and ending balance of the effective portion of the gains (losses) deferred in accumulated other comprehensive income (loss), on foreign currency swaps designated and qualifying as cash flow hedges was ($1) million. For the years ended
December 31, 2011, 2010 and 2009, there were insignificant gains (losses) deferred in accumulated other comprehensive income (loss) related to foreign currency swaps. For the years ended December 31, 2011, 2010 and 2009, there were insignificant amounts reclassified to net derivative gains (losses) and net investment income related to foreign currency swaps.

  At December 31, 2011, insignificant amounts of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) were expected to be reclassified to earnings within the next 12 months.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

 NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

  The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps and interest rate futures to economically hedge its exposure to interest rates;
(ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) credit default swaps to synthetically create investments; and (v) equity options to economically hedge certain invested assets against adverse changes in equity indices.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                       NET
                                                                   DERIVATIVE
                                                                  GAINS (LOSSES)
                                                                 ---------------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps.............................................      $  29
Interest rate futures...........................................         (4)
Foreign currency swaps..........................................          1
Foreign currency forwards.......................................         16
Credit default swaps............................................          1
                                                                      -----
  Total.........................................................      $  43
                                                                      =====
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps.............................................      $   5
Interest rate futures...........................................         (2)
Foreign currency swaps..........................................         (2)
Foreign currency forwards.......................................        (45)
Credit default swaps............................................          2
                                                                      -----
  Total.........................................................      $ (42)
                                                                      =====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps.............................................      $ (39)
Interest rate futures...........................................        (10)
Foreign currency swaps..........................................         (7)
Foreign currency forwards.......................................       (103)
Credit default swaps............................................         (6)
                                                                      -----
  Total.........................................................      $(165)
                                                                      =====

 CREDIT DERIVATIVES

  In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $292 million and $179 million at December 31, 2011 and 2010, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid $3 million to terminate all of these contracts, and at December 31, 2010, the Company would have received $1 million to terminate all of these contracts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                   DECEMBER 31,
                                   -----------------------------------------------------------------------------
                                                    2011                                   2010
                                   -------------------------------------- --------------------------------------
                                                 MAXIMUM                                MAXIMUM
                                   ESTIMATED      AMOUNT                  ESTIMATED      AMOUNT
                                   FAIR VALUE   OF FUTURE      WEIGHTED   FAIR VALUE   OF FUTURE      WEIGHTED
                                   OF CREDIT  PAYMENTS UNDER   AVERAGE    OF CREDIT  PAYMENTS UNDER   AVERAGE
RATING AGENCY DESIGNATION OF        DEFAULT   CREDIT DEFAULT   YEARS TO    DEFAULT   CREDIT DEFAULT   YEARS TO
REFERENCED CREDIT OBLIGATIONS (1)    SWAPS      SWAPS (2)    MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
---------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                         (IN MILLIONS)                          (IN MILLIONS)
   Aaa/Aa/A
   Single name credit default
     swaps (corporate)............    $ --         $  7          2.0         $ --         $  7          3.0
   Credit default swaps
     referencing indices..........      --           10          1.0           --           17          2.0
                                      ----         ----                      ----         ----
    Subtotal......................      --           17          1.4           --           24          2.3
                                      ----         ----                      ----         ----
   Baa
   Single name credit default
     swaps (corporate)............    $ (1)        $ 45          4.6         $ --         $ --           --
   Credit default swaps
     referencing indices..........      (2)         230          4.6            1          155          5.0
                                      ----         ----                      ----         ----
    Subtotal......................      (3)         275          4.6            1          155          5.0
                                      ----         ----                      ----         ----
      Total.......................    $ (3)        $292          4.4         $  1         $179          4.7
                                      ====         ====                      ====         ====

--------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

 CREDIT RISK ON FREESTANDING DERIVATIVES

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 4 for a description of the impact of credit risk on the valuation of derivative instruments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011 and 2010, the Company was obligated to return cash collateral under its control of $64 million and $33 million, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                      ESTIMATED FAIR VALUE OF      FAIR VALUE OF INCREMENTAL
                                       COLLATERAL PROVIDED:        COLLATERAL PROVIDED UPON:
                                      ----------------------- ------------------------------------
                                                                             DOWNGRADE IN THE
                                                              ONE NOTCH  COMPANY'S CREDIT RATING
                                                              DOWNGRADE  TO A LEVEL THAT TRIGGERS
                       ESTIMATED                               IN THE         FULL OVERNIGHT
                   FAIR VALUE (1) OF                          COMPANY'S    COLLATERALIZATION OR
                   DERIVATIVES IN NET     FIXED MATURITY       CREDIT          TERMINATION
                   LIABILITY POSITION     SECURITIES (2)       RATING   OF THE DERIVATIVE POSITION
                   ------------------ ----------------------- --------- --------------------------
                                                    (IN MILLIONS)
DECEMBER 31, 2011.        $ 2                  $ --             $ --               $ 1
DECEMBER 31, 2010.        $14                  $ --             $ --               $14

--------
(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2011 and 2010, the Company did not provide any cash collateral.

  Without considering the effect of netting agreements, the estimated fair value of the Company's OTC derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2011 was $4 million. At December 31, 2011, the Company did not provide any securities collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2011 would be $4 million. This amount does not consider gross derivative assets of $2 million for which the Company has the contractual right of offset.

  The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2011 and 2010, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2011, the Company provided insignificant amounts of cash collateral for exchange-traded futures which is included in premiums, reinsurance and other receivables. At December 31, 2010, the Company did not provide any cash collateral for exchange-traded futures.

EMBEDDED DERIVATIVES

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts are funds withheld on ceded reinsurance.

  The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                 DECEMBER 31,
                                                                 ------------
                                                                 2011    2010
                                                                 ----    ----
                                                                 (IN MILLIONS)
      Net embedded derivatives within liability host contracts:
       Funds withheld on ceded reinsurance...................... $83     $66

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                         2011     2010    2009
                                                       ------   ------  ------
                                                            (IN MILLIONS)
    Net derivative gains (losses).....................  $(17)    $(31)   $(35)

4. FAIR VALUE

  Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

 RECURRING FAIR VALUE MEASUREMENTS

  The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                      DECEMBER 31, 2011
                                                -------------------------------------------------------------
                                                 FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                -------------------------------------------------
                                                 QUOTED PRICES IN
                                                ACTIVE MARKETS FOR                   SIGNIFICANT     TOTAL
                                                 IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE   ESTIMATED
                                                 AND LIABILITIES   OBSERVABLE INPUTS    INPUTS       FAIR
                                                    (LEVEL 1)          (LEVEL 2)      (LEVEL 3)      VALUE
                                                ------------------ ----------------- ------------ -----------
                                                                        (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.....................    $         --      $      2,553     $     122   $    2,675
 Foreign government securities.................              --             1,041           150        1,191
 Foreign corporate securities..................              --             1,039            52        1,091
 U.S. Treasury and agency securities...........             580               305            --          885
 RMBS..........................................              --               818            27          845
 CMBS..........................................              --               586            35          621
 ABS...........................................              --               246            35          281
 State and political subdivision securities....              --                80            --           80
                                                   ------------      ------------     ---------   ----------
   Total fixed maturity securities.............             580             6,668           421        7,669
                                                   ------------      ------------     ---------   ----------
Equity securities:
 Common stock..................................               1                --            32           33
 Non-redeemable preferred stock................              --                --            --           --
                                                   ------------      ------------     ---------   ----------
   Total equity securities.....................               1                --            32           33
                                                   ------------      ------------     ---------   ----------
Short-term investments.........................              59               195            --          254
Derivative assets: (1)
 Interest rate contracts.......................              --                76            --           76
 Foreign currency contracts....................              --                 4            --            4
 Credit contracts..............................              --                 3            --            3
                                                   ------------      ------------     ---------   ----------
   Total derivative assets.....................              --                83            --           83
                                                   ------------      ------------     ---------   ----------
Separate account assets (2)....................              48               925             1          974
                                                   ------------      ------------     ---------   ----------
   Total assets................................    $        688      $      7,871     $     454   $    9,013
                                                   ============      ============     =========   ==========
LIABILITIES:
Derivative liabilities: (1)
 Interest rate contracts.......................    $         --      $         --     $      --   $       --
 Foreign currency contracts....................              --                 2            --            2
 Credit contracts..............................              --                 5            --            5
                                                   ------------      ------------     ---------   ----------
   Total derivative liabilities................              --                 7            --            7
                                                   ------------      ------------     ---------   ----------
Net embedded derivatives within liability host
  contracts (3)................................              --                --            83           83
                                                   ------------      ------------     ---------   ----------
   Total liabilities...........................    $         --      $          7     $      83   $       90
                                                   ============      ============     =========   ==========

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                                     DECEMBER 31, 2010
                                                ------------------------------------------------------------
                                                 FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                -------------------------------------------------
                                                 QUOTED PRICES IN
                                                ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                 IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                 AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                    (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                ------------------ ----------------- ------------ ----------
                                                                       (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 U.S. corporate securities.....................     $       --        $    2,172       $    161   $    2,333
 Foreign government securities.................             --               914            120        1,034
 Foreign corporate securities..................             --             1,016             70        1,086
 U.S. Treasury and agency securities...........            206               305             --          511
 RMBS..........................................             --               677             34          711
 CMBS..........................................             --               597             39          636
 ABS...........................................             --               145             27          172
 State and political subdivision securities....             --                63             --           63
                                                    ----------        ----------       --------   ----------
   Total fixed maturity securities.............            206             5,889            451        6,546
                                                    ----------        ----------       --------   ----------
Equity securities:
 Common stock..................................            162                --             11          173
 Non-redeemable preferred stock................             --                --              5            5
                                                    ----------        ----------       --------   ----------
   Total equity securities.....................            162                --             16          178
                                                    ----------        ----------       --------   ----------
Short-term investments (4).....................             --               167              6          173
Derivative assets: (1)
 Interest rate contracts.......................             --                51             --           51
 Foreign currency contracts....................             --                --             --           --
 Credit contracts..............................             --                 2             --            2
                                                    ----------        ----------       --------   ----------
   Total derivative assets.....................             --                53             --           53
                                                    ----------        ----------       --------   ----------
Separate account assets (2)....................            207             1,205             23        1,435
                                                    ----------        ----------       --------   ----------
   Total assets................................     $      575        $    7,314       $    496   $    8,385
                                                    ==========        ==========       ========   ==========
LIABILITIES:
Derivative liabilities: (1)
 Interest rate contracts.......................     $       --        $        4       $     --   $        4
 Foreign currency contracts....................             --                13             --           13
 Credit contracts..............................             --                 3             --            3
                                                    ----------        ----------       --------   ----------
   Total derivative liabilities................             --                20             --           20
                                                    ----------        ----------       --------   ----------
Net embedded derivatives within liability host
  contracts (3)................................             --                --             66           66
                                                    ----------        ----------       --------   ----------
   Total liabilities...........................     $       --        $       20       $     66   $       86
                                                    ==========        ==========       ========   ==========

--------

(1)  Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant
     Unobservable Inputs (Level 3) tables which follow.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

(2). Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(3). Net embedded derivatives within liability host contracts are presented within other liabilities in the consolidated balance sheets.

(4). Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value
     (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

  The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  See Note 2 for discussion of certain prior year amounts which have been reclassified to conform with the 2011 presentation.

 Fixed Maturity Securities, Equity Securities and Short-term Investments

  When available, the estimated fair value of the Company's fixed maturity securities, equity securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

  When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

  The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

  When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 Derivatives

  The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

  The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

 Embedded Derivatives Within Liability Host Contracts

  Embedded derivatives are included within funds withheld related to certain ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Fixed Maturity Securities, Equity Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

 Separate Account Assets

  Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

  A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

  The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

  While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management's own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

 Fixed Maturity Securities, Equity Securities and Short-term Investments

  These securities are comprised of U.S. Treasury and agency securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

Separate Account Assets

  These assets are comprised of (i) securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and (ii) certain exchange-traded derivatives, including financial futures. Valuation of these assets is based on unadjusted quoted prices in active markets that are readily and regularly available.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

LEVEL 2 MEASUREMENTS:

 Fixed Maturity Securities and Short-term Investments

  This level includes fixed maturity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 securities described below.

    U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

    Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

    Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

    U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

 Derivative Assets and Derivative Liabilities

  This level includes all types of derivative instruments utilized by the Company with the exception of those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

    Interest rate contracts. Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London Inter-Bank Offer Rate ("LIBOR") basis curves.

    Foreign currency contracts. Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates, and cross currency basis curves.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

    Credit contracts. Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves, and recovery rates.

 Separate Account Assets

  These assets are comprised of investments that are similar in nature to the fixed maturity securities referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

  In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

 Fixed Maturity Securities, Equity Securities and Short-term Investments

  This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

    U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

    Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and RMBS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

    Foreign government securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

    Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

 Derivative Assets and Derivative Liabilities

  These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Credit contracts. Non-option-based -- Significant unobservable inputs may include credit spreads, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

 Embedded Derivatives Within Funds Withheld Related to Certain Ceded Reinsurance

  These embedded derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Separate Account Assets

  These assets are comprised of investments that are similar in nature to the fixed maturity securities referred to above. Separate account assets within this level also include mortgage loans. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

TRANSFERS BETWEEN LEVELS 1 AND 2:

  During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

  Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

  Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

  During the year ended December 31, 2011, transfers into Level 3 for fixed maturity securities of $9 million were comprised of U.S. corporate securities. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $61 million were principally comprised of certain
U.S. corporate securities and CMBS.

  Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

  During the year ended December 31, 2011, transfers out of Level 3 for fixed maturity securities of $60 million were principally comprised of certain
U.S. corporate securities and ABS. During the year ended December 31, 2010, transfers out of Level 3 for fixed maturity securities of $23 million were principally comprised of certain foreign government, foreign and U.S. corporate securities.

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

                                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                         -----------------------------------------------------------------------
                                                                           FIXED MATURITY SECURITIES:
                                                         -----------------------------------------------------------------------
                                                                                                                     STATE AND
                                                            U.S.       FOREIGN     FOREIGN                           POLITICAL
                                                         CORPORATE    GOVERNMENT  CORPORATE                         SUBDIVISION
                                                         SECURITIES   SECURITIES  SECURITIES  RMBS    CMBS    ABS   SECURITIES
                                                         ----------   ----------  ----------  ----   -----   ----   -----------
                                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,.....................................   $  161       $  120      $  70     $ 34   $  39   $ 27      $  --
Total realized/unrealized gains (losses) included in:
 Earnings: (1), (2)
   Net investment income................................       (1)           6          1       --      --     --         --
   Net investment gains (losses)........................        1           --         --       --      --     --         --
   Net derivative gains (losses)........................       --           --         --       --      --     --         --
 Other comprehensive income (loss)......................        4           26         (5)      (2)      3     --         --
Purchases (3)...........................................        8           --          5       --       5     32         --
Sales (3)...............................................      (26)          (2)       (16)      --     (12)    (6)        --
Issuances (3)...........................................       --           --         --       --      --     --         --
Settlements (3).........................................       --           --         --       --      --     --         --
Transfers into Level 3 (4)..............................        9           --         --       --      --     --         --
Transfers out of Level 3 (4)............................      (34)          --         (3)      (5)     --    (18)        --
                                                           ------       ------      -----     ----   -----   ----      -----
Balance, December 31,...................................   $  122       $  150      $  52     $ 27   $  35   $ 35      $  --
                                                           ======       ======      =====     ====   =====   ====      =====
Changes in unrealized gains (losses) relating to assets
 and liabilities still held at December 31, 2011
 included in earnings:
   Net investment income................................   $   (1)      $    6      $   1     $ --   $  --   $ --      $  --
   Net investment gains (losses)........................   $   --       $   --      $  --     $ --   $  --   $ --      $  --
   Net derivative gains (losses)........................   $   --       $   --      $  --     $ --   $  --   $ --      $  --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                       FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                       -----------------------------------------------------------------------
                                                                                                NET
                                                         EQUITY SECURITIES:               DERIVATIVES: (5)
                                                       ---------------------              ----------------
                                                                                                                       SEPARATE
                                                                                                               NET     ACCOUNT
                                                       COMMON NON-REDEEMABLE  SHORT-TERM       CREDIT       EMBEDDED    ASSETS
                                                       STOCK  PREFERRED STOCK INVESTMENTS    CONTRACTS     DERIVATIVES   (6)
                                                       ------ --------------- ----------- ---------------- ----------- --------
                                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,................................... $  11      $     5       $     6       $    --        $   (66)   $   23
Total realized/unrealized gains (losses) included in:
 Earnings: (1), (2)
   Net investment income..............................    --           --            --            --             --        --
   Net investment gains (losses)......................     4           --            --            --             --        (3)
   Net derivative gains (losses)......................    --           --            --            --            (17)       --
 Other comprehensive income (loss)....................    --            1            --            --             --        --
Purchases (3).........................................    21           --            --            --             --        --
Sales (3).............................................    (4)          (6)           (6)           --             --       (19)
Issuances (3).........................................    --           --            --            --             --        --
Settlements (3).......................................    --           --            --            --             --        --
Transfers into Level 3 (4)............................    --           --            --            --             --        --
Transfers out of Level 3 (4)..........................    --           --            --            --             --        --
                                                       -----      -------       -------       -------        -------    ------
Balance, December 31,................................. $  32      $    --       $    --       $    --        $   (83)   $    1
                                                       =====      =======       =======       =======        =======    ======
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at
 December 31, 2011 included in earnings:
   Net investment income.............................. $  --      $    --       $    --       $    --        $    --    $   --
   Net investment gains (losses)...................... $  --      $    --       $    --       $    --        $    --    $   --
   Net derivative gains (losses)...................... $  --      $    --       $    --       $    --        $   (17)   $   --

                                                  FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                  ----------------------------------------------------------------
                                                                     FIXED MATURITY SECURITIES:
                                                  ----------------------------------------------------------------
                                                                                                               STATE AND
                                                     U.S.           FOREIGN    FOREIGN                         POLITICAL
                                                  CORPORATE        GOVERNMENT CORPORATE                       SUBDIVISION
                                                  SECURITIES       SECURITIES SECURITIES  RMBS   CMBS   ABS   SECURITIES
                                                  ----------       ---------- ---------- -----  -----  -----  -----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..............................   $  194          $     58    $  62    $  25  $  15  $  50    $     3
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
   Net investment income.........................       (1)                6        1       --     --     --         --
   Net investment gains (losses).................        2                --       --       (1)    --     (1)        --
   Net derivative gains (losses).................       --                --       --       --     --     --         --
 Other comprehensive income (loss)...............        6                 9        7        7     11      4         --
Purchases, sales, issuances and settlements (3)..      (74)               57        4       (3)    (2)   (26)        --
Transfers into Level 3 (4).......................       37                --        3        6     15     --         --
Transfers out of Level 3 (4).....................       (3)              (10)      (7)      --     --     --         (3)
                                                    ------          --------    -----    -----  -----  -----    -------
Balance, December 31,............................   $  161          $    120    $  70    $  34  $  39  $  27    $    --
                                                    ======          ========    =====    =====  =====  =====    =======
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at
 December 31, 2010 included in earnings:
   Net investment income.........................   $   (1)         $      6    $   1    $  --  $  --  $  --    $    --
   Net investment gains (losses).................   $   (1)         $     --    $  --    $  --  $  --  $  --    $    --
   Net derivative gains (losses).................   $   --          $     --    $  --    $  --  $  --  $  --    $    --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                       ------------------------------------------------------------------------
                                                                                                 NET
                                                         EQUITY SECURITIES:                DERIVATIVES: (5)
                                                       -----------------------             ----------------
                                                                                                                        SEPARATE
                                                                                                                NET     ACCOUNT
                                                       COMMON  NON-REDEEMABLE  SHORT-TERM       CREDIT       EMBEDDED    ASSETS
                                                       STOCK   PREFERRED STOCK INVESTMENTS    CONTRACTS     DERIVATIVES   (6)
                                                       ------- --------------- ----------- ---------------- ----------- --------
                                                                                     (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,................................... $     1    $      5      $     --      $       1       $   (35)  $    80
Total realized/unrealized gains (losses) included in:
 Earnings: (1), (2)
   Net investment income..............................      --          --            --             --            --        --
   Net investment gains (losses)......................      --          --            --             --            --         8
   Net derivative gains (losses)......................      --          --            --             --           (31)       --
 Other comprehensive income (loss)....................      --          --            --             --            --        --
Purchases, sales, issuances and settlements (3).......      10          --             6             (1)           --       (65)
Transfers into Level 3 (4)............................      --          --            --             --            --        --
Transfers out of Level 3 (4)..........................      --          --            --             --            --        --
                                                       -------    --------      --------      ---------       -------   -------
Balance, December 31,................................. $    11    $      5      $      6      $      --       $   (66)  $    23
                                                       =======    ========      ========      =========       =======   =======
Changes in unrealized gains (losses) relating to
 assets and liabilities still held at
 December 31, 2010 included in earnings:
   Net investment income.............................. $    --    $     --      $     --      $      --       $    --   $    --
   Net investment gains (losses)...................... $    --    $     --      $     --      $      --       $    --   $    --
   Net derivative gains (losses)...................... $    --    $     --      $     --      $      --       $   (31)  $    (1)

                                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                         ------------------------------------------------------------------------
                                                                                FIXED MATURITY SECURITIES:
                                                         ------------------------------------------------------------------------
                                                                                                                       STATE AND
                                                            U.S.      FOREIGN    FOREIGN                               POLITICAL
                                                         CORPORATE   GOVERNMENT CORPORATE                             SUBDIVISION
                                                         SECURITIES  SECURITIES SECURITIES   RMBS     CMBS     ABS    SECURITIES
                                                         ----------  ---------- ---------- -------  -------  -------  -----------
                                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..................................... $      165  $      95   $    50   $    20  $    14  $    46    $   --
Total realized/unrealized gains (losses) included in:
 Earnings: (1), (2)
   Net investment income................................          3          2        --        --       --       --        --
   Net investment gains (losses)........................        (26)        --        (4)       (2)      --       --        --
   Net derivative gains (losses)........................         --         --        --        --       --       --        --
 Other comprehensive income (loss)......................         37          1        20        11        9       16        --
Purchases, sales, issuances and settlements (3).........        (15)         8        (4)       (4)       2       (7)        3
Transfers into and/or out of Level 3 (4)................         30        (48)       --        --      (10)      (5)       --
                                                         ----------  ---------   -------   -------  -------  -------    ------
Balance, December 31,................................... $      194  $      58   $    62   $    25  $    15  $    50    $    3
                                                         ==========  =========   =======   =======  =======  =======    ======
Changes in unrealized gains (losses) relating to assets
 and liabilities still held at December 31, 2009
 included in earnings:
   Net investment income................................ $        3  $       2   $    --   $    --  $    --  $    --    $   --
   Net investment gains (losses)........................ $      (26) $      --   $    (2)  $    (3) $    --  $    --    $   --
   Net derivative gains (losses)........................ $       --  $      --   $    --   $    --  $    --  $    --    $   --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

                                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                                         ------------------------------------------------------------------
                                                           EQUITY SECURITIES:
                                                         ---------------------
                                                                                                                        SEPARATE
                                                                                                    NET         NET     ACCOUNT
                                                         COMMON     NON-REDEEMABLE  SHORT-TERM  DERIVATIVES  EMBEDDED    ASSETS
                                                         STOCK      PREFERRED STOCK INVESTMENTS     (5)     DERIVATIVES   (6)
                                                         ------     --------------- ----------- ----------- ----------- --------
                                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..................................... $    1         $    5       $      --    $    (1)    $    --   $    95
Total realized/unrealized gains (losses) included in:
 Earnings: (1), (2)
   Net investment income................................     --             --              --         --          --        --
   Net investment gains (losses)........................     --             (1)             --         --          --       (14)
   Net derivative gains (losses)........................     --             --              --          2         (35)       --
 Other comprehensive income (loss)......................     --              2              --         --          --        --
Purchases, sales, issuances and settlements (3).........     --             (1)             --         --          --         3
Transfers into and/or out of Level 3 (4)................     --             --              --         --          --        (4)
                                                         ------         ------       ---------    -------     -------   -------
Balance, December 31,................................... $    1         $    5       $      --    $     1     $   (35)  $    80
                                                         ======         ======       =========    =======     =======   =======
Changes in unrealized gains (losses) relating to assets
 and liabilities still held at December 31, 2009
 included in earnings:
   Net investment income................................ $   --         $   --       $      --    $    --     $    --   $    --
   Net investment gains (losses)........................ $   --         $   --       $      --    $    --     $    --   $    --
   Net derivative gains (losses)........................ $   --         $   --       $      --    $     2     $   (35)  $    --

--------
(1)Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities are included within net investment gains (losses). Lapses associated with embedded derivatives are included within net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements.

(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

NON-RECURRING FAIR VALUE MEASUREMENTS

  Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                              YEARS ENDED DECEMBER 31,
                         --------------------------------------------------------------------------------------------------
                                       2011                             2010                             2009
                         -------------------------------  -------------------------------- --------------------------------
                          CARRYING    ESTIMATED            CARRYING    ESTIMATED            CARRYING    ESTIMATED
                            VALUE       FAIR                 VALUE       FAIR                 VALUE       FAIR
                          PRIOR TO   VALUE AFTER  GAINS    PRIOR TO   VALUE AFTER  GAINS    PRIOR TO   VALUE AFTER  GAINS
                         MEASUREMENT MEASUREMENT (LOSSES) MEASUREMENT MEASUREMENT (LOSSES) MEASUREMENT MEASUREMENT (LOSSES)
                         ----------- ----------- -------- ----------- ----------- -------- ----------- ----------- --------
                                                                   (IN MILLIONS)
Mortgage loans, net (1).     $ 5        $  5       $ --      $ --        $ --       $ --      $ --        $ --       $ --
Goodwill (2)............     $35        $ --       $(35)     $ --        $ --       $ --      $ --        $ --       $ --

--------
(1)Mortgage loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

(2)Goodwill -- As discussed in Note 1, the Company recorded an impairment of goodwill. This impairment has been categorized as Level 3 due to the significant unobservable inputs used in the determination of the associated estimated fair value.

 FAIR VALUE OF FINANCIAL INSTRUMENTS

  Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                                DECEMBER 31,
                                                           -------------------------------------------------------
                                                                      2011                        2010
                                                           --------------------------- ---------------------------
                                                                             ESTIMATED                   ESTIMATED
                                                           NOTIONAL CARRYING   FAIR    NOTIONAL CARRYING   FAIR
                                                            AMOUNT   VALUE     VALUE    AMOUNT   VALUE     VALUE
                                                           -------- -------- --------- -------- -------- ---------
                                                                                (IN MILLIONS)
ASSETS:
Mortgage loans, net.......................................           $  608   $  671             $  562   $  610
Policy loans..............................................           $1,797   $2,232             $1,807   $2,074
Short-term investments (1)................................           $   --   $   --             $    2   $    2
Other invested assets (2).................................           $   50   $   55             $   --   $   --
Cash and cash equivalents.................................           $   72   $   72             $  265   $  265
Accrued investment income.................................           $  102   $  102             $   94   $   94
Premiums, reinsurance and other receivables (2)...........           $  249   $  266             $  236   $  248
LIABILITIES:
PABs (2)..................................................           $1,547   $1,661             $1,075   $1,148
Payables for collateral under securities loaned and other
 transactions.............................................           $  815   $  815             $  574   $  574
Long-term debt............................................           $  102   $  140             $  102   $  124
Other liabilities (2).....................................           $    4   $    4             $    4   $    4
Separate account liabilities (2)..........................           $   61   $   61             $   86   $   86
COMMITMENTS: (3)
Mortgage loan commitments.................................    $6     $   --   $   --     $ --    $   --   $   --
Commitments to fund private corporate bond
 investments..............................................    $7     $   --   $   --     $  7    $   --   $   --

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

--------
(1)Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

(2)Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(3)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

  The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, derivative assets and liabilities, net embedded derivatives within liability host contracts and separate account assets. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

 Mortgage Loans

  The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

 Policy Loans

  For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Short-term Investments

  Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 Other Invested Assets

  Other invested assets within the preceding table is comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Cash and Cash Equivalents

  Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

Accrued Investment Income

  Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

 Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding table are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

  Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

 PABs

  PABs in the table above include investment contracts. The difference between the amounts reflected as PABs in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

  The investment contracts primarily include certain funding agreements, fixed deferred annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 Payables for Collateral Under Securities Loaned and Other Transactions

  The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

 Long-term Debt

  The estimated fair value of long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights, contractual interest rates in relation to current market rates, the structuring of the arrangement, and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

 Other Liabilities

  Other liabilities included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest payable. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

 Separate Account Liabilities

  Separate account liabilities included in the preceding table represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

  Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

 Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

  Information regarding DAC and VOBA was as follows:

                                                              DAC   VOBA  TOTAL
                                                             ----  ----- ------
                                                               (IN MILLIONS)
Balance at January 1, 2009.................................. $106  $173   $279
Capitalizations.............................................    6    --      6
                                                             ----  ----   ----
  Subtotal..................................................  112   173    285
                                                             ----  ----   ----
Amortization related to:
  Net investment gains (losses).............................    3     1      4
  Other expenses............................................  (21)  (13)   (34)
                                                             ----  ----   ----
   Total amortization.......................................  (18)  (12)   (30)
                                                             ----  ----   ----
Unrealized investment gains (losses)........................   (1)  (62)   (63)
                                                             ----  ----   ----
Balance at December 31, 2009................................   93    99    192
Capitalizations.............................................    5    --      5
                                                             ----  ----   ----
  Subtotal..................................................   98    99    197
                                                             ----  ----   ----
Amortization related to:
  Net investment gains (losses).............................    1    --      1
  Other expenses............................................  (13)  (12)   (25)
                                                             ----  ----   ----
   Total amortization.......................................  (12)  (12)   (24)
                                                             ----  ----   ----
Unrealized investment gains (losses)........................    3    (7)    (4)
                                                             ----  ----   ----
Balance at December 31, 2010................................   89    80    169
Capitalizations.............................................   58    --     58
                                                             ----  ----   ----
  Subtotal..................................................  147    80    227
                                                             ----  ----   ----
Amortization related to:
  Net investment gains (losses).............................   (1)   --     (1)
  Other expenses............................................  (11)  (10)   (21)
                                                             ----  ----   ----
   Total amortization.......................................  (12)  (10)   (22)
                                                             ----  ----   ----
Unrealized investment gains (losses)........................   (1)   (8)    (9)
                                                             ----  ----   ----
Balance at December 31, 2011................................ $134  $ 62   $196
                                                             ====  ====   ====

  The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $9 million in 2012, $9 million in 2013, $8 million in 2014, $7 million in 2015 and $3 million in 2016.

  Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

6.  INSURANCE

 SEPARATE ACCOUNTS

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $894 million and $1.4 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $80 million and $79 million at December 31, 2011 and 2010, respectively. The average interest rate credited on these contracts was 2.72% and 2.29% at December 31, 2011 and 2010, respectively.

  Under an assumptive reinsurance agreement, the Company transferred, in a non-cash transaction, $319 million of pass-through separate accounts to an affiliate during 2011.

  For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

 OBLIGATIONS UNDER FUNDING AGREEMENTS

  General American Life Insurance Company is a member of the Federal Home Loan Bank of Des Moines ("FHLB of Des Moines") and held $31 million and $10 million of common stock of the FHLB of Des Moines at December 31, 2011 and 2010, respectively, which is included in equity securities. The Company has also entered into funding agreements with the FHLB of Des Moines in exchange for cash and for which the FHLB of Des Moines has been granted a lien on certain assets, including RMBS, to collateralize obligations under the funding agreements. The Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB of Des Moines's recovery on the collateral is limited to the amount of the Company's liability to the FHLB of Des Moines. The amount of the liability for funding agreements with the FHLB of Des Moines was $475 million at December 31, 2011, which is included in PABs. The advances on these funding agreements are collateralized by mortgage-backed securities with estimated fair values of $662 million at December 31, 2011. There were no funding agreements with the FHLB of Des Moines at December 31, 2010.

 GUARANTEES

  The Company issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

  The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows:

                                                      DECEMBER 31,
                                                ----------------------
                                                    2011         2010
                                                ---------    ---------
                                                    AT ANNUITIZATION
                                                ----------------------
                                                      (IN MILLIONS)
       ANNUITY CONTRACTS (1)
       TWO TIER ANNUITIES
       General account value................... $     276    $     280
       Net amount at risk (2).................. $     49 (4) $     49 (4)
       Average attained age of contractholders.  63 years     62 years

                                                        DECEMBER 31,
                                                  ----------------------
                                                      2011         2010
                                                  ---------    ---------
                                                          SECONDARY
                                                         GUARANTEES
                                                  ----------------------
                                                        (IN MILLIONS)
    UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
    Account value (general and separate account). $   1,473    $   1,378
    Net amount at risk (2)....................... $ 15,034 (3) $ 15,760 (3)
    Average attained age of policyholders........  61 years     60 years

--------
(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

(3)The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(4)The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

                                                            UNIVERSAL AND
                                                 ANNUITY    VARIABLE LIFE
                                                CONTRACTS     CONTRACTS
                                              ------------- -------------
                                               GUARANTEED
                                              ANNUITIZATION   SECONDARY
                                                BENEFITS     GUARANTEES   TOTAL
                                              ------------- ------------- -----
                                                        (IN MILLIONS)
 DIRECT
 Balance at January 1, 2009..................     $  7          $  6      $ 13
 Incurred guaranteed benefits................       --             7         7
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2009................        7            13        20
 Incurred guaranteed benefits................       --            80        80
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2010................        7            93       100
 Incurred guaranteed benefits................       --            (9)       (9)
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2011................     $  7          $ 84      $ 91
                                                  ====          ====      ====
 CEDED
 Balance at January 1, 2009..................     $ --          $ --      $ --
 Incurred guaranteed benefits................       --             7         7
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2009................       --             7         7
 Incurred guaranteed benefits................       --            81        81
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2010................       --            88        88
 Incurred guaranteed benefits................       --            (8)       (8)
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2011................     $ --          $ 80      $ 80
                                                  ====          ====      ====
 NET
 Balance at January 1, 2009..................     $  7          $  6      $ 13
 Incurred guaranteed benefits................       --            --        --
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2009................        7             6        13
 Incurred guaranteed benefits................       --            (1)       (1)
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2010................        7             5        12
 Incurred guaranteed benefits................       --            (1)       (1)
 Paid guaranteed benefits....................       --            --        --
                                                  ----          ----      ----
 Balance at December 31, 2011................     $  7          $  4      $ 11
                                                  ====          ====      ====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                                                   DECEMBER 31,
                                                                 --------------
                                                                 2011    2010
                                                                 ----    ----
                                                                 (IN MILLIONS)
Fund Groupings:
Equity.......................................................... $14     $15
Money Market....................................................   2       2
Balanced........................................................   2       1
Bond............................................................   1       1
Specialty.......................................................  --       1
                                                                 ---     ---
  Total......................................................... $19     $20
                                                                 ===     ===

7.  REINSURANCE

  The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $435 million and $336 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  At December 31, 2011, the Company had $677 million of net unaffiliated ceded reinsurance recoverables. Of this total, $559 million, or 83%, were with the Company's five largest unaffiliated ceded reinsurers, including $322 million of which were unsecured. At December 31, 2010, the Company had $702 million of net unaffiliated ceded reinsurance recoverables. Of this total, $584 million, or 83%, were with the Company's five largest unaffiliated ceded reinsurers, including $225 million of which were unsecured.

  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               -----------------------
                                                                2011     2010    2009
                                                               -----    -----   -----
                                                                  (IN MILLIONS)
PREMIUMS:
Direct premiums............................................... $ 320    $ 335   $ 357
Reinsurance assumed...........................................   297      211     184
Reinsurance ceded.............................................  (315)    (297)   (276)
                                                                -----   -----   -----
 Net premiums................................................. $ 302    $ 249   $ 265
                                                                =====   =====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Direct universal life and investment-type product policy fees. $ 289    $ 347   $ 374
Reinsurance ceded.............................................  (174)    (201)   (197)
                                                                -----   -----   -----
 Net universal life and investment-type product policy fees... $ 115    $ 146   $ 177
                                                                =====   =====   =====
OTHER REVENUES:
Direct other revenues......................................... $  12    $   3   $   7
Reinsurance ceded.............................................     3        2       2
                                                                -----   -----   -----
 Net other revenues........................................... $  15    $   5   $   9
                                                                =====   =====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
Direct policyholder benefits and claims....................... $ 606    $ 618   $ 567
Reinsurance assumed...........................................   223      221     110
Reinsurance ceded.............................................  (330)    (397)   (263)
                                                                -----   -----   -----
 Net policyholder benefits and claims......................... $ 499    $ 442   $ 414
                                                                =====   =====   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Direct interest credited to policyholder account balances..... $ 210    $ 206   $ 208
Reinsurance ceded.............................................   (76)     (70)    (68)
                                                                -----   -----   -----
 Net interest credited to policyholder account balances....... $ 134    $ 136   $ 140
                                                                =====   =====   =====
OTHER EXPENSES:
Direct other expenses......................................... $ 160    $ 173   $ 209
Reinsurance assumed...........................................    55       32      26
Reinsurance ceded.............................................   (86)    (130)   (129)
                                                                -----   -----   -----
 Net other expenses........................................... $ 129    $  75   $ 106
                                                                =====   =====   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

   The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                        DECEMBER 31, 2011
                                                                  ------------------------------
                                                                                          TOTAL
                                                                                         BALANCE
                                                                  DIRECT ASSUMED  CEDED   SHEET
                                                                  ------ ------- ------  -------
                                                                          (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $   27  $ 28   $2,493  $2,548
Deferred policy acquisition costs and value of business acquired.    294    49     (147)    196
                                                                  ------  ----   ------  ------
 Total assets.................................................... $  321  $ 77   $2,346  $2,744
                                                                  ======  ====   ======  ======
LIABILITIES:
Future policy benefits........................................... $4,945  $150   $   --  $5,095
Other policy-related balances....................................    256    54      (55)    255
Other liabilities................................................    133    31      489     653
                                                                  ------  ----   ------  ------
 Total liabilities............................................... $5,334  $235   $  434  $6,003
                                                                  ======  ====   ======  ======

                                                                        DECEMBER 31, 2010
                                                                  ------------------------------
                                                                                          TOTAL
                                                                                         BALANCE
                                                                  DIRECT ASSUMED  CEDED   SHEET
                                                                  ------ ------- ------  -------
                                                                          (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $   18  $ --   $2,425  $2,443
Deferred policy acquisition costs and value of business acquired.    346    --     (177)    169
                                                                  ------  ----   ------  ------
 Total assets.................................................... $  364  $ --   $2,248  $2,612
                                                                  ======  ====   ======  ======
LIABILITIES:
Future policy benefits........................................... $5,001  $ 90   $   --  $5,091
Other policy-related balances....................................    264    71      (72)    263
Other liabilities................................................    162    --      439     601
                                                                  ------  ----   ------  ------
 Total liabilities............................................... $5,427  $161   $  367  $5,955
                                                                  ======  ====   ======  ======

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $249 million and $236 million at December 31, 2011 and 2010, respectively. There were no deposit liabilities on reinsurance at both December 31, 2011 and 2010.

 RELATED PARTY REINSURANCE TRANSACTIONS

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, MetLife Investors Insurance Company and MetLife Investors USA Insurance Company, all of which are related parties.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             -----------------------
                                                              2011    2010     2009
                                                             -----   -----    -----
                                                                (IN MILLIONS)
PREMIUMS:
Reinsurance assumed......................................... $ 62    $  --    $  --
Reinsurance ceded...........................................   (7)     (14)     (16)
                                                             ----     -----   -----
 Net premiums............................................... $ 55    $ (14)   $ (16)
                                                             ====     =====   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Reinsurance assumed......................................... $ --    $  --    $  --
Reinsurance ceded...........................................  (90)    (120)    (116)
                                                             ----     -----   -----
 Net universal life and investment-type product policy fees. $(90)   $(120)   $(116)
                                                             ====     =====   =====
OTHER REVENUES:
Reinsurance assumed......................................... $ --    $  --    $  --
Reinsurance ceded...........................................    3        2        2
                                                             ----     -----   -----
 Net other revenues......................................... $  3    $   2    $   2
                                                             ====     =====   =====
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance assumed......................................... $ 54    $  --    $  --
Reinsurance ceded...........................................  (14)     (33)     (20)
                                                             ----     -----   -----
 Net policyholder benefits and claims....................... $ 40    $ (33)   $ (20)
                                                             ====     =====   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance assumed......................................... $ --    $  --    $  --
Reinsurance ceded...........................................  (76)     (70)     (68)
                                                             ----     -----   -----
 Net interest credited to policyholder account balances..... $(76)   $ (70)   $ (68)
                                                             ====     =====   =====
OTHER EXPENSES:
Reinsurance assumed......................................... $ 21    $  --    $  --
Reinsurance ceded...........................................  (48)     (90)    (105)
                                                             ----     -----   -----
 Net other expenses......................................... $(27)   $ (90)   $(105)
                                                             ====     =====   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                            DECEMBER 31,
                                                                  --------------------------------
                                                                        2011             2010
                                                                  ---------------  ---------------
                                                                   ASSUMED  CEDED   ASSUMED  CEDED
                                                                  -------- ------  -------- ------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......................   $28    $1,783    $ --   $1,683
Deferred policy acquisition costs and value of business acquired.    49      (140)     --     (164)
                                                                    ---    ------    ----   ------
 Total assets....................................................   $77    $1,643    $ --   $1,519
                                                                    ===    ======    ====   ======
LIABILITIES:
Future policy benefits...........................................   $54    $   --    $ --   $   --
Other policy-related balances....................................     1       (55)     --      (72)
Other liabilities................................................    31        34      --       40
                                                                    ---    ------    ----   ------
 Total liabilities...............................................   $86    $  (21)   $ --   $  (32)
                                                                    ===    ======    ====   ======

  Effective January 1, 2011, the Company entered into two reinsurance agreements to assume 90% of certain participating whole life product policies on a coinsurance basis from two affiliates. For the year ended December 31, 2011, the Company assumed premiums of $62 million and assumed benefits and related expenses of $75 million. Also, the assumed DAC increased $49 million while premiums and other receivables increased $28 million, future policy benefits increased $53 million and affiliated reinsurance payables, included in other liabilities, increased $31 million at December 31, 2011.

  The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.7 billion and $1.6 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $243 million and $230 million at December 31, 2011 and 2010, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2011 and 2010.

8.  LONG-TERM DEBT

  The Company's long-term debt primarily includes a surplus note with a fixed rate of 7.625% due January 2024. The outstanding balance of the surplus note was $102 million and $101 million at December 31, 2011 and 2010, respectively.

  Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

 INTEREST EXPENSE

  Interest expense related to the Company's indebtedness included in other expenses was $9 million for each of the years ended December 31, 2011, 2010 and 2009.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

9.  INCOME TAX

   The provision for income tax was as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      -----------------------
                                                       2011     2010    2009
                                                      -----    -----   -----
                                                         (IN MILLIONS)
       Current:
        Federal...................................... $ (27)   $ 40    $  19
        Foreign......................................     2     (39)      30
                                                       -----   ----    -----
          Subtotal...................................   (25)      1       49
                                                       -----   ----    -----
       Deferred:
        Federal......................................    66      (6)    (114)
                                                       -----   ----    -----
          Provision for income tax expense (benefit). $  41    $ (5)   $ (65)
                                                       =====   ====    =====

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                        2011     2010    2009
                                                       -----    -----   -----
                                                         (IN MILLIONS)
        Tax provision at U.S. statutory rate..........  $32     $  6    $(41)
        Tax effect of:
         Tax-exempt investment income.................   (2)      (3)     (6)
         Medicare Part D..............................   --        3      --
         Prior year tax...............................   --      (11)     (4)
         Sale of former subsidiary (1)................   --       --     (15)
         Goodwill impairment..........................   12       --      --
         Other, net...................................   (1)      --       1
                                                        ---     ----    ----
           Provision for income tax expense (benefit).  $41     $ (5)   $(65)
                                                        ===     ====    ====

--------
(1)In December 2002, Cova Corporation, a wholly owned subsidiary of the Company, was sold to MLIC, an affiliate, at which time the Company deferred the loss on the sale. On March 2, 2009, Cova Corporation was sold to a third party and subsequently the Company recognized the deferred loss.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                                  DECEMBER 31,
                                                                  ------------
                                                                    2011   2010
                                                                  ------ ------
                                                                  (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables....................... $  69   $ 90
  DAC............................................................    --      3
  Employee benefits..............................................    26     28
  Tax credit carryforwards.......................................     2     45
  Investments, including derivatives.............................    17      2
  Other..........................................................     5      8
                                                                  -----   ----
                                                                    119    176
                                                                  -----   ----
Deferred income tax liabilities:
  DAC............................................................    15     --
  Net unrealized investment gains................................   340    223
  Other..........................................................    --      8
                                                                  -----   ----
                                                                    355    231
                                                                  -----   ----
   Net deferred income tax asset (liability)..................... $(236)  $(55)
                                                                  =====   ====

  Tax credit carryforwards of $2 million at December 31, 2011 will expire beginning in 2021.

  General American participates in a tax sharing agreement with MetLife. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due to MetLife include $40 million and $19 million for 2011 and 2010, respectively, and the amounts due from MetLife include $40 million for 2009.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2006. The IRS exam of the current audit cycle, year 2006, began in April 2010.

  It is not expected that there will be a material change in the Company's liability for unrecognized tax benefits in the next 12 months.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                                 2011     2010    2009
                                               ------   ------  ------
                                                  (IN MILLIONS)
            Balance at January 1,.............  $ 7      $ 18    $18
            Lapses of statutes of limitations.   --       (11)    --
                                                ---      ----    ---
            Balance at December 31,...........  $ 7      $  7    $18
                                                ===      ====    ===

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

  Interest and penalties were as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                                ------------------------
                                                                                  2011     2010    2009
                                                                                ------   ------  ------
                                                                                   (IN MILLIONS)
Interest and penalties recognized in the consolidated statements of operations.  $ --      $1      $1

                                                                                         DECEMBER 31,
                                                                                         -------------
                                                                                           2011   2010
                                                                                         ------ ------
                                                                                         (IN MILLIONS)
Interest and penalties included in other liabilities in the consolidated balance sheets.   $1     $1

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For both the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $1 million, related to the separate account DRD. The 2011 benefit did not include a true-up of the 2010 tax return.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

LITIGATION

  Over the past several years, the Company has faced claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in all pending matters. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for sales practices matters.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 Unclaimed Property Inquiries

  More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multi-state targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multi-state market conduct exam, or issue directives similar to the New York Insurance Department's letter. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company's procedures for the identification and escheatment of abandoned property.

  Various litigation, claims and assessments against the Company, in addition to those discussed previously or those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

INSOLVENCY ASSESSMENTS

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments were as follows:

                                                                 DECEMBER 31,
                                                                 -------------
                                                                   2011   2010
                                                                 ------ ------
                                                                 (IN MILLIONS)
  Other Assets:
   Premium tax offset for future undiscounted assessments.......   $5     $5
   Premium tax offsets currently available for paid assessments.    1      1
                                                                   --     --
                                                                   $6     $6
                                                                   ==     ==
  Other Liabilities:
   Insolvency assessments.......................................   $7     $8
                                                                   ==     ==

COMMITMENTS

 COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $122 million and $162 million at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 MORTGAGE LOAN COMMITMENTS

  The Company commits to lend funds under mortgage loan commitments. There were $6 million of unfunded mortgage loan commitments at December 31, 2011. There were no unfunded mortgage loan commitments at December 31, 2010.

 COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

  The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $7 million for both years ended December 31, 2011 and 2010, respectively.

GUARANTEES

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $10 million to $45 million, with a cumulative maximum of $55 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2011 and 2010.

11.  EQUITY

 STATUTORY EQUITY AND INCOME

  Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. General American exceeded the minimum RBC requirements for all periods presented herein.

  The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of General American.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (unaudited) of General American, a Missouri domiciled insurer, was $128 million, $64 million and $65 million for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus (unaudited), as filed with the Missouri State Department of Insurance, was $825 million and $944 million at December 31, 2011 and 2010, respectively.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

 DIVIDEND RESTRICTIONS

  Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MLIC as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). General American will be permitted to pay a cash dividend to MLIC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, General American paid an extraordinary cash dividend to GenAmerica, its former parent, of $183 million, of which, $164 million was a return of capital. During the years ended December 31, 2010 and 2009, General American paid a dividend of $149 million and $107 million, respectively, of which, $127 million and $87 million, respectively, was a return of capital. The maximum amount of dividends which General American may pay to MLIC in 2012 without prior regulatory approval is $70 million.

 OTHER COMPREHENSIVE INCOME (LOSS)

  The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income
(loss) that are included as part of net income (loss) for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                    YEARS ENDED DECEMBER 31,
                                                                                    -----------------------
                                                                                      2011     2010    2009
                                                                                    ------   ------  ------
                                                                                       (IN MILLIONS)
Holding gains (losses) on investments arising during the year...................... $ 396    $ 476   $ 729
Income tax effect of holding gains (losses)........................................  (140)    (166)   (254)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income..............................................................   (55)     (41)      8
Income tax effect of reclassification adjustments..................................    19       14      (3)
Allocation of holding (gains) losses on investments relating to other policyholder
  amounts..........................................................................   (10)      (6)    (63)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts..........................................................................     4        2      22
                                                                                    -----    -----   -----
Net unrealized investment gains (losses), net of income tax........................   214      279     439
Defined benefit plans adjustment, net of income tax................................    (3)      (1)     (2)
                                                                                    -----    -----   -----
Other comprehensive income (loss)..................................................   211      278     437
Cumulative effect of change in accounting principle, net of income tax expense
  (benefit) of $0, $0 and less than $1 million (see Note 1)........................    --       --      (1)
                                                                                    -----    -----   -----
 Other comprehensive income (loss)................................................. $ 211    $ 278   $ 436
                                                                                    =====    =====   =====

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

12.  OTHER EXPENSES

  Information on other expenses was as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                          -----------------------
                                                            2011     2010    2009
                                                          ------   ------  ------
                                                             (IN MILLIONS)
  Compensation...........................................  $  2     $  3    $ (6)
  Pension, postretirement & postemployment benefit costs.    17       17      20
  Commissions............................................    50      (20)    (18)
  Capitalization of DAC..................................   (58)      (5)     (6)
  Amortization of DAC and VOBA...........................    22       24      30
  Interest expense on debt and debt issuance costs.......     9        9       9
  Premium taxes, licenses & fees.........................     7        9      14
  Goodwill impairment (see Note 1).......................    35       --      --
  Other..................................................    45       38      63
                                                           ----     ----    ----
   Total other expenses..................................  $129     $ 75    $106
                                                           ====     ====    ====

 CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

  See Note 5 for a rollforward of DAC and VOBA including impacts of capitalization and amortization.

 INTEREST EXPENSE ON DEBT AND DEBT ISSUANCE COSTS

  Includes interest expense on debt (see Note 8).

 AFFILIATED EXPENSES

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

  See Notes 7 and 13 for a discussion of affiliated expenses included in the table above.

            GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARY

13.  RELATED PARTY TRANSACTIONS

 SERVICE AGREEMENTS

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                          YEARS ENDED DECEMBER 31,
                                                          -----------------------
                                                            2011     2010    2009
                                                          ------   ------  ------
                                                               (IN MILLIONS)
  Compensation...........................................  $ 4      $ 3     $(6)
  Pension, postretirement & postemployment benefit costs.   17       17      20
  Commissions............................................    1        1       4
  Other..................................................   24       21      30
                                                           ---      ---     ---
   Total other expenses..................................  $46      $42     $48
                                                           ===      ===     ===

  Revenues received from affiliates related to these agreements were recorded as follows:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                            2011     2010    2009
                                                          ------   ------  ------
                                                               (IN MILLIONS)
  Universal life and investment-type product policy fees.   $2      $  2    $  1
  Other revenues.........................................   $1      $ --    $ --

  The Company had net receivables from affiliates of $4 million at both December 31, 2011 and 2010 related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 7. See Note 2 for additional related party transactions.

14.  SUBSEQUENT EVENT

  The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2011 consolidated financial statements.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, equity, and cash flows for each of the three years in the period ended December 31, 2011. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 30, 2012

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                                          2011
                                                                                                                        --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $154,376 and $153,708, respectively)...................................................................................................... $168,178
   Equity securities available-for-sale, at estimated fair value (cost: $1,379 and $1,898, respectively)...............    1,278
   Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded
    securities; and $117 and $201, respectively, relating to variable interest entities)...............................      697
   Mortgage loans (net of valuation allowances of $393 and $522, respectively).........................................   43,880
   Policy loans........................................................................................................    8,314
   Real estate and real estate joint ventures (includes $15 and $10, respectively, relating to variable interest
    entities)..........................................................................................................    5,891
   Other limited partnership interests (includes $152 and $187, respectively, relating to variable interest entities)..    4,334
   Short-term investments, principally at estimated fair value.........................................................    6,140
   Other invested assets, principally at estimated fair value (includes $98 and $102, respectively, relating to
    variable interest entities)........................................................................................   12,505
                                                                                                                        --------
      Total investments................................................................................................  251,217
Cash and cash equivalents, principally at estimated fair value (includes $70 and $55, respectively, relating to
 variable interest entities)...........................................................................................    2,089
Accrued investment income (includes $1 and $3, respectively, relating to variable interest entities)...................    2,219
Premiums, reinsurance and other receivables (includes $10 and $1, respectively, relating to variable interest
 entities).............................................................................................................   27,981
Deferred policy acquisition costs and value of business acquired.......................................................    7,779
Other assets (includes $4 and $6, respectively, relating to variable interest entities)................................    4,233
Separate account assets................................................................................................  106,678
                                                                                                                        --------
      Total assets..................................................................................................... $402,196
                                                                                                                        ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits................................................................................................. $109,333
Policyholder account balances..........................................................................................   88,856
Other policy-related balances..........................................................................................    5,876
Policyholder dividends payable.........................................................................................      659
Policyholder dividend obligation.......................................................................................    2,919
Payables for collateral under securities loaned and other transactions.................................................   20,280
Short-term debt........................................................................................................      101
Long-term debt (includes $116 and $236, respectively, at estimated fair value, relating to variable interest
 entities).............................................................................................................    2,248
Current income tax payable.............................................................................................      123
Deferred income tax liability..........................................................................................    2,827
Other liabilities (includes $42 and $61, respectively, relating to variable interest entities).........................   36,614
Separate account liabilities...........................................................................................  106,678
                                                                                                                        --------
      Total liabilities................................................................................................  376,514
                                                                                                                        --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
 outstanding at December 31, 2011 and 2010.............................................................................        5
Additional paid-in capital.............................................................................................   14,506
Retained earnings......................................................................................................    8,077
Accumulated other comprehensive income (loss)..........................................................................    2,912
                                                                                                                        --------
      Total Metropolitan Life Insurance Company stockholder's equity...................................................   25,500
Noncontrolling interests...............................................................................................      182
                                                                                                                        --------
      Total equity.....................................................................................................   25,682
                                                                                                                        --------
      Total liabilities and equity..................................................................................... $402,196
                                                                                                                        ========

                                                                                                                          2010
                                                                                                                        --------
ASSETS
Investments:
   Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $154,376 and $153,708, respectively)...................................................................................................... $159,535
   Equity securities available-for-sale, at estimated fair value (cost: $1,379 and $1,898, respectively)...............    1,821
   Trading and other securities, at estimated fair value (includes $473 and $463, respectively, of actively traded
    securities; and $117 and $201, respectively, relating to variable interest entities)...............................      735
   Mortgage loans (net of valuation allowances of $393 and $522, respectively).........................................   41,667
   Policy loans........................................................................................................    8,270
   Real estate and real estate joint ventures (includes $15 and $10, respectively, relating to variable interest
    entities)..........................................................................................................    5,755
   Other limited partnership interests (includes $152 and $187, respectively, relating to variable interest entities)..    4,517
   Short-term investments, principally at estimated fair value.........................................................    2,369
   Other invested assets, principally at estimated fair value (includes $98 and $102, respectively, relating to
    variable interest entities)........................................................................................    7,822
                                                                                                                        --------
      Total investments................................................................................................  232,491
Cash and cash equivalents, principally at estimated fair value (includes $70 and $55, respectively, relating to
 variable interest entities)...........................................................................................    3,485
Accrued investment income (includes $1 and $3, respectively, relating to variable interest entities)...................    2,183
Premiums, reinsurance and other receivables (includes $10 and $1, respectively, relating to variable interest
 entities).............................................................................................................   26,802
Deferred policy acquisition costs and value of business acquired.......................................................    8,191
Other assets (includes $4 and $6, respectively, relating to variable interest entities)................................    4,426
Separate account assets................................................................................................   97,829
                                                                                                                        --------
      Total assets..................................................................................................... $375,407
                                                                                                                        ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits................................................................................................. $102,950
Policyholder account balances..........................................................................................   88,922
Other policy-related balances..........................................................................................    5,649
Policyholder dividends payable.........................................................................................      722
Policyholder dividend obligation.......................................................................................      876
Payables for collateral under securities loaned and other transactions.................................................   17,014
Short-term debt........................................................................................................      102
Long-term debt (includes $116 and $236, respectively, at estimated fair value, relating to variable interest
 entities).............................................................................................................    3,610
Current income tax payable.............................................................................................      155
Deferred income tax liability..........................................................................................      950
Other liabilities (includes $42 and $61, respectively, relating to variable interest entities).........................   35,113
Separate account liabilities...........................................................................................   97,829
                                                                                                                        --------
      Total liabilities................................................................................................  353,892
                                                                                                                        --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and
 outstanding at December 31, 2011 and 2010.............................................................................        5
Additional paid-in capital.............................................................................................   14,445
Retained earnings......................................................................................................    6,001
Accumulated other comprehensive income (loss)..........................................................................      916
                                                                                                                        --------
      Total Metropolitan Life Insurance Company stockholder's equity...................................................   21,367
Noncontrolling interests...............................................................................................      148
                                                                                                                        --------
      Total equity.....................................................................................................   21,515
                                                                                                                        --------
      Total liabilities and equity..................................................................................... $375,407
                                                                                                                        ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                2011    2010     2009
                                                                               ------- ------- --------
REVENUES
Premiums...................................................................... $18,288 $18,519 $ 18,629
Universal life and investment-type product policy fees........................   2,202   2,075    2,067
Net investment income.........................................................  11,627  11,593   10,175
Other revenues................................................................   1,808   1,725    1,739
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................   (244)   (510)  (1,521)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      17     150      623
 Other net investment gains (losses)..........................................     359     190    (769)
                                                                               ------- ------- --------
   Total net investment gains (losses)........................................     132   (170)  (1,667)
 Net derivative gains (losses)................................................   1,578   (266)  (4,428)
                                                                               ------- ------- --------
     Total revenues...........................................................  35,635  33,476   26,515
                                                                               ------- ------- --------
EXPENSES
Policyholder benefits and claims..............................................  20,681  20,707   20,662
Interest credited to policyholder account balances............................   2,372   2,523    2,669
Policyholder dividends........................................................   1,355   1,443    1,612
Other expenses................................................................   6,414   6,259    6,009
                                                                               ------- ------- --------
     Total expenses...........................................................  30,822  30,932   30,952
                                                                               ------- ------- --------
Income (loss) from continuing operations before provision for income tax......   4,813   2,544  (4,437)
Provision for income tax expense (benefit)....................................   1,481     778  (1,896)
                                                                               ------- ------- --------
Income (loss) from continuing operations, net of income tax...................   3,332   1,766  (2,541)
Income (loss) from discontinued operations, net of income tax.................      57      26       19
                                                                               ------- ------- --------
 Net income (loss)............................................................   3,389   1,792  (2,522)
Less: Net income (loss) attributable to noncontrolling interests..............     (8)     (3)      (5)
                                                                               ------- ------- --------
Net income (loss) attributable to Metropolitan Life Insurance Company......... $ 3,397 $ 1,795 $(2,517)
                                                                               ======= ======= ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       CONSOLIDATED STATEMENTS OF EQUITY
                     FOR THE YEAR ENDED DECEMBER 31, 2011

                                 (IN MILLIONS)

                                                                                 ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                               -------------------------------------------------
                                                                                    NET                     FOREIGN    DEFINED
                                                           ADDITIONAL            UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT
                                                    COMMON  PAID-IN   RETAINED   INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                    STOCK   CAPITAL   EARNINGS GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                    ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2010.......................     $5    $14,445 $  6,001         $2,564      $(254)         $35  $(1,429)
Capital contributions from MetLife, Inc. (Note
 15)...............................................                50
Excess tax benefits related to stock-based
 compensation......................................                11
Dividends on common stock..........................                    (1,321)
Change in equity of noncontrolling interests.......
Comprehensive income (loss):
   Net income (loss)...............................                      3,397
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax...............                                       782
     Unrealized investment gains (losses), net
      of related offsets and income tax............                                     1,695        (63)
     Foreign currency translation adjustments,
      net of income tax............................                                                                 4
     Defined benefit plans adjustment, net of
      income tax...................................                                                                       (422)

      Other comprehensive income (loss)............

   Comprehensive income (loss).....................
                                                    ------ ---------- -------- -------------- ----------- ----------- ----------
Balance at December 31, 2011.......................     $5    $14,506 $  8,077         $5,041      $(317)         $39  $(1,851)
                                                    ====== ========== ======== ============== =========== =========== ==========


                                                           TOTAL
                                                     METROPOLITAN LIFE
                                                     INSURANCE COMPANY   NONCONTROLLING  TOTAL
                                                    STOCKHOLDER'S EQUITY   INTERESTS     EQUITY
                                                    -------------------- -------------- --------
Balance at December 31, 2010.......................             $ 21,367           $148 $ 21,515
Capital contributions from MetLife, Inc. (Note
 15)...............................................                   50                      50
Excess tax benefits related to stock-based
 compensation......................................                   11                      11
Dividends on common stock..........................              (1,321)                 (1,321)
Change in equity of noncontrolling interests.......                                  42       42
Comprehensive income (loss):
   Net income (loss)...............................                3,397            (8)    3,389
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax...............                  782                     782
     Unrealized investment gains (losses), net
      of related offsets and income tax............                1,632                   1,632
     Foreign currency translation adjustments,
      net of income tax............................                    4                       4
     Defined benefit plans adjustment, net of
      income tax...................................                (422)                   (422)
                                                    -------------------- -------------- --------
      Other comprehensive income (loss)............                1,996             --    1,996
                                                    -------------------- -------------- --------
   Comprehensive income (loss).....................                5,393            (8)    5,385
                                                    -------------------- -------------- --------
Balance at December 31, 2011.......................             $ 25,500           $182 $ 25,682
                                                    ==================== ============== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2010

                                 (IN MILLIONS)




                                                             ADDITIONAL
                                                      COMMON  PAID-IN   RETAINED
                                                      STOCK   CAPITAL   EARNINGS
                                                      ------ ---------- --------
Balance at December 31, 2009.........................     $5    $14,438   $4,817
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                         30
                                                      ------ ---------- --------
Balance at January 1, 2010...........................      5     14,438    4,847
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                       (10)
Capital contributions from MetLife, Inc. (Note
 15).................................................               3
Excess tax benefits related to stock-based
 compensation........................................               4
Dividends on common stock............................                    (631)
Change in equity of noncontrolling interests.........
Comprehensive income (loss):
   Net income (loss).................................                      1,795
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................
     Unrealized investment gains (losses), net
      of related offsets and income tax..............
     Foreign currency translation adjustments,
      net of income tax..............................
     Defined benefit plans adjustment, net of
      income tax.....................................

      Other comprehensive income (loss)..............

   Comprehensive income (loss).......................
                                                      ------ ---------- --------
Balance at December 31, 2010.........................     $5    $14,445   $6,001
                                                      ====== ========== ========

                                                        ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                      -------------------------------------------------
                                                           NET                     FOREIGN    DEFINED          TOTAL
                                                        UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT    METROPOLITAN LIFE
                                                        INVESTMENT    TEMPORARY  TRANSLATION   PLANS     INSURANCE COMPANY
                                                      GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT STOCKHOLDER'S EQUITY
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at December 31, 2009.........................         $(265)      $(341)       $  51  $(1,527)               $17,178
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                                                                     30
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at January 1, 2010...........................          (265)       (341)          51   (1,527)                17,208
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................             10                                                      --
Capital contributions from MetLife, Inc. (Note
 15).................................................                                                                    3
Excess tax benefits related to stock-based
 compensation........................................                                                                    4
Dividends on common stock............................                                                                (631)
Change in equity of noncontrolling interests.........
Comprehensive income (loss):
   Net income (loss).................................                                                                  1,795
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................            118                                                     118
     Unrealized investment gains (losses), net
      of related offsets and income tax..............          2,701          87                                       2,788
     Foreign currency translation adjustments,
      net of income tax..............................                                   (16)                            (16)
     Defined benefit plans adjustment, net of
      income tax.....................................                                               98                    98
                                                                                                        --------------------
      Other comprehensive income (loss)..............                                                                  2,988
                                                                                                        --------------------
   Comprehensive income (loss).......................                                                                  4,783
                                                      -------------- ----------- ----------- ---------- --------------------
Balance at December 31, 2010.........................         $2,564      $(254)       $  35  $(1,429)               $21,367
                                                      ============== =========== =========== ========== ====================




                                                      NONCONTROLLING TOTAL
                                                        INTERESTS    EQUITY
                                                      -------------- -------
Balance at December 31, 2009.........................         $  291 $17,469
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                     30
                                                      -------------- -------
Balance at January 1, 2010...........................            291  17,499
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                     --
Capital contributions from MetLife, Inc. (Note
 15).................................................                      3
Excess tax benefits related to stock-based
 compensation........................................                      4
Dividends on common stock............................                  (631)
Change in equity of noncontrolling interests.........        (146)   (146)
Comprehensive income (loss):
   Net income (loss).................................            (3)   1,792
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income tax.................                    118
     Unrealized investment gains (losses), net
      of related offsets and income tax..............              6   2,794
     Foreign currency translation adjustments,
      net of income tax..............................                   (16)
     Defined benefit plans adjustment, net of
      income tax.....................................                     98
                                                      -------------- -------
      Other comprehensive income (loss)..............              6   2,994
                                                      -------------- -------
   Comprehensive income (loss).......................              3   4,786
                                                      -------------- -------
Balance at December 31, 2010.........................         $  148 $21,515
                                                      ============== =======

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                     FOR THE YEAR ENDED DECEMBER 31, 2009

                                 (IN MILLIONS)




                                                                                         ADDITIONAL
                                                                                  COMMON  PAID-IN   RETAINED
                                                                                  STOCK   CAPITAL   EARNINGS
                                                                                  ------ ---------- --------
Balance at December 31, 2008.....................................................     $5    $14,437 $  7,298
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                         36
Capital contributions from MetLife, Inc. (Note 15)...............................                3
Excess tax liabilities related to stock-based compensation.......................              (2)
Change in equity of noncontrolling interests.....................................
Comprehensive income (loss):
   Net income (loss).............................................................                    (2,517)
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income tax........................................................................
     Unrealized investment gains (losses), net of related offsets and income tax........................................................................
     Foreign currency translation adjustments, net of income tax.................
     Defined benefit plans adjustment, net of income tax.........................

      Other comprehensive income (loss)..........................................

   Comprehensive income (loss)...................................................
                                                                                  ------ ---------- --------
Balance at December 31, 2009.....................................................     $5    $14,438 $  4,817
                                                                                  ====== ========== ========

                                                                                    ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                                                  -------------------------------------------------
                                                                                       NET                     FOREIGN    DEFINED
                                                                                    UNREALIZED   OTHER-THAN-  CURRENCY    BENEFIT
                                                                                    INVESTMENT    TEMPORARY  TRANSLATION   PLANS
                                                                                  GAINS (LOSSES) IMPAIRMENTS ADJUSTMENTS ADJUSTMENT
                                                                                  -------------- ----------- ----------- ----------
Balance at December 31, 2008.....................................................       $(7,701)      $   --       $ 143   $(1,437)
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                       (36)
Capital contributions from MetLife, Inc. (Note 15)...............................
Excess tax liabilities related to stock-based compensation.......................
Change in equity of noncontrolling interests.....................................
Comprehensive income (loss):
   Net income (loss).............................................................
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income
      tax........................................................................          (162)
     Unrealized investment gains (losses), net of related offsets and income
      tax........................................................................          7,598       (305)
     Foreign currency translation adjustments, net of income tax.................                                   (92)
     Defined benefit plans adjustment, net of income tax.........................                                              (90)

      Other comprehensive income (loss)..........................................

   Comprehensive income (loss)...................................................
                                                                                  -------------- ----------- ----------- ----------
Balance at December 31, 2009.....................................................       $  (265)      $(341)       $  51   $(1,527)
                                                                                  ============== =========== =========== ==========


                                                                                         TOTAL
                                                                                   METROPOLITAN LIFE
                                                                                   INSURANCE COMPANY   NONCONTROLLING  TOTAL
                                                                                  STOCKHOLDER'S EQUITY   INTERESTS     EQUITY
                                                                                  -------------------- -------------- --------
Balance at December 31, 2008.....................................................             $ 12,745          $  83 $ 12,828
Cumulative effect of change in accounting principle, net of income tax (Note
 1)..............................................................................                   --                      --
Capital contributions from MetLife, Inc. (Note 15)...............................                   3                       3
Excess tax liabilities related to stock-based compensation.......................                 (2)                     (2)
Change in equity of noncontrolling interests.....................................                                218      218
Comprehensive income (loss):
   Net income (loss).............................................................              (2,517)            (5)  (2,522)
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative instruments, net of income
      tax........................................................................                (162)                   (162)
     Unrealized investment gains (losses), net of related offsets and income
      tax........................................................................                7,293            (5)    7,288
     Foreign currency translation adjustments, net of income tax.................                 (92)                    (92)
     Defined benefit plans adjustment, net of income tax.........................                 (90)                    (90)
                                                                                  -------------------- -------------- --------
      Other comprehensive income (loss)..........................................                6,949            (5)    6,944
                                                                                  -------------------- -------------- --------
   Comprehensive income (loss)...................................................                4,432           (10)    4,422
                                                                                  -------------------- -------------- --------
Balance at December 31, 2009.....................................................             $ 17,178          $ 291 $ 17,469
                                                                                  ==================== ============== ========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                2011      2010      2009
                                                                              --------- --------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)............................................................ $   3,389 $   1,792 $ (2,522)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
 Depreciation and amortization expenses......................................       407       394       381
 Amortization of premiums and accretion of discounts associated with
   investments, net..........................................................     (683)     (709)     (715)
 (Gains) losses on investments and derivatives and from sales of businesses,
   net.......................................................................   (1,735)       380     6,081
 (Income) loss from equity method investments, net of dividends or
   distributions.............................................................       269       116       845
 Interest credited to policyholder account balances..........................     2,372     2,523     2,669
 Universal life and investment-type product policy fees......................   (2,202)   (2,075)   (2,067)
 Change in trading and other securities......................................        20      (14)     (165)
 Change in accrued investment income.........................................        14     (117)        14
 Change in premiums, reinsurance and other receivables.......................     (208)     (377)     (507)
 Change in deferred policy acquisition costs, net............................        94       147     (441)
 Change in income tax recoverable (payable)..................................       547       735   (2,340)
 Change in other assets......................................................       767       283      (10)
 Change in insurance-related liabilities and policy-related balances.........     2,587     2,469     2,582
 Change in other liabilities.................................................       726       684     3,330
 Other, net..................................................................     (125)     (120)      (44)
                                                                              --------- --------- ---------
Net cash provided by operating activities....................................     6,239     6,111     7,091
                                                                              --------- --------- ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
 Fixed maturity securities...................................................    53,325    49,828    41,437
 Equity securities...........................................................       816       520     1,030
 Mortgage loans..............................................................     8,152     4,853     4,589
 Real estate and real estate joint ventures..................................     1,058       241        30
 Other limited partnership interests.........................................       754       383       751
Purchases of:
 Fixed maturity securities...................................................  (54,038)  (57,961)  (51,066)
 Equity securities...........................................................     (278)     (157)     (544)
 Mortgage loans..............................................................  (10,443)   (5,820)   (3,231)
 Real estate and real estate joint ventures..................................     (980)     (539)     (318)
 Other limited partnership interests.........................................     (658)     (614)     (585)
Cash received in connection with freestanding derivatives....................     1,011       712     1,801
Cash paid in connection with freestanding derivatives........................     (695)     (920)   (1,748)
Issuances of loans to affiliates.............................................     (525)        --        --
Net change in policy loans...................................................      (44)     (171)     (218)
Net change in short-term investments.........................................   (3,816)       841     4,268
Net change in other invested assets..........................................     (570)       142     (740)
Net change in property, equipment and leasehold improvements.................     (104)     (138)     (109)
Other, net...................................................................         7       (7)         1
                                                                              --------- --------- ---------
Net cash used in investing activities........................................ $ (7,028) $ (8,807) $ (4,652)
                                                                              --------- --------- ---------

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED)
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                 (IN MILLIONS)

                                                                                        2011      2010      2009
                                                                                      --------- --------- ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
    Deposits......................................................................... $  55,586 $  44,481 $  51,313
    Withdrawals......................................................................  (57,078)  (43,381)  (57,182)
Net change in payables for collateral under securities loaned and other transactions.     3,266     2,352   (3,987)
Net change in short-term debt........................................................       (1)     (217)      (95)
Long-term debt issued................................................................       110       188     1,205
Long-term debt repaid................................................................   (1,411)     (324)     (737)
Dividends on common stock............................................................   (1,151)     (232)        --
Capital contribution.................................................................        47        --        --
Other, net...........................................................................        25      (33)       112
                                                                                      --------- --------- ---------
Net cash (used in) provided by financing activities..................................     (607)     2,834   (9,371)
                                                                                      --------- --------- ---------
Change in cash and cash equivalents..................................................   (1,396)       138   (6,932)
Cash and cash equivalents, beginning of year.........................................     3,485     3,347    10,279
                                                                                      --------- --------- ---------
CASH AND CASH EQUIVALENTS, END OF YEAR............................................... $   2,089 $   3,485 $   3,347
                                                                                      ========= ========= =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Net cash paid during the year for:
    Interest......................................................................... $     196 $     217 $     166
                                                                                      ========= ========= =========
    Income tax....................................................................... $     701 $     183 $     285
                                                                                      ========= ========= =========
Non-cash transactions during the year:
Purchase money mortgage loans on sales of real estate joint ventures................. $      -- $       2 $      93
                                                                                      ========= ========= =========
Capital contributions from MetLife, Inc.............................................. $       3 $       3 $       3
                                                                                      ========= ========= =========
Dividends to MetLife, Inc............................................................ $     170 $     399 $      --
                                                                                      ========= ========= =========
Real estate and real estate joint ventures acquired in satisfaction of debt.......... $     151 $      58 $     209
                                                                                      ========= ========= =========
Long-term debt issued to MetLife, Inc. in exchange for fixed maturity securities..... $      -- $      -- $     300
                                                                                      ========= ========= =========

       SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
   POLICIES

  BUSINESS

   Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See "-- Adoption of New Accounting Pronouncements." Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the 2011 presentation as discussed throughout the Notes to the Consolidated Financial Statements.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

   A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

  Investments

      The accounting policies for the Company's principal investments are as follows:

      Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

      Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. Interest, dividends and prepayment fees are recorded in net investment income.

      Included within fixed maturity securities are structured securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

      The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale."

      Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector;
   (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

      For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   loss") is recorded in other comprehensive income (loss). Adjustments are not made for subsequent recoveries in value.

      With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

      Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the securities have an interest rate step-up feature which, when combined with other qualitative factors, indicates that the securities have more debt-like characteristics; while those with more equity-like characteristics are classified as equity securities within non-redeemable preferred stock. Many of such securities, commonly referred to as "perpetual hybrid securities," have been issued by non-U.S. financial institutions that are accorded the highest two capital treatment categories by their respective regulatory bodies (i.e. core capital, or "Tier 1 capital" and perpetual deferrable securities, or "Upper Tier 2 capital"). With respect to perpetual hybrid securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities are as follows:

       (i)The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

      (ii)When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii)Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


      (iv)When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          Trading and Other Securities. Trading and other securities are stated at estimated fair value. Trading and other securities include investments that are actively purchased and sold ("Actively Traded Securities"). These Actively Traded Securities are principally fixed maturity securities. Short sale agreement liabilities related to Actively Traded Securities, included in other liabilities, are also stated at estimated fair value. Trading and other securities also includes securities for which the fair value option ("FVO") has been elected ("FVO Securities"). FVO Securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products. FVO Securities also include securities held by consolidated securitization entities ("CSEs") with changes in estimated fair value subsequent to consolidation included in net investment gains (losses). Interest and dividends related to all trading and other securities are included in net investment income.

          Securities Lending. Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below, followed by the policies applicable to both commercial and agricultural loans, which are very similar, as well as policies applicable to residential loans.

             Commercial, Agricultural and Residential Mortgage Loans
          -- Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural and residential -- 90 days, unless, in the case of a residential loan, it is both well-secured and in the process of collection. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans when, after considering the individual consumer's financial status, management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

             Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

             For commercial and agricultural mortgage loans, the Company typically uses 10 years or more of historical experience in establishing non-specific valuation allowances. For commercial mortgage loans, 20 years of historical experience is used which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For agricultural mortgage loans, ten years of historical experience is used which captures a full economic cycle. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. For commercial and agricultural mortgage loans, on a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment level. For evaluations of residential mortgage loans, the key inputs of expected frequency

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's experience.

             Commercial and Agricultural Mortgage Loans -- All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

             For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan's unpaid principal balance is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan's unpaid principal balance. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

             For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

             Residential Mortgage Loans -- The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans and home equity lines of credit and it does not hold any optional adjustable rate mortgages, sub-prime, or low teaser rate loans.

             In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

             For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status. The determination of

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          performing or non-performing status is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

          Mortgage Loans Modified in a Troubled Debt Restructuring. For a small portion of the portfolio, classified as troubled debt restructurings, concessions are granted related to the borrowers' financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the continuous portfolio monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
       Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, loans to affiliates, leveraged leases, tax credit partnerships, investments in insurance enterprise joint ventures, and funds withheld.

          Freestanding derivatives with positive estimated fair values are described in "-- Derivative Financial Instruments" below.

          Leveraged leases are recorded net of non-recourse debt. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

          Loans to affiliates are stated at unpaid principal balance, adjusted for amortization of any unamortized premium or discount.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for under the equity method.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments and records it in net investment income.

          Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

          When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

          When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies as described in "-- Fair Value" below and in
       Note 5. Such estimated fair values are based on available market information and management's judgment about financial instruments. The observable and unobservable inputs used in the standard market valuation methodologies are described in Note 5.

          Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

          The determination of the amount of valuation allowances and impairments, as applicable, is described previously by investment type. The determination of such valuation allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

          The recognition of income on certain investments (e.g. structured securities, including mortgage-backed and ABS, certain structured investment transactions, trading and other securities) is dependent upon prepayments and defaults, which could result in changes in amounts to be earned.

          The Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary.

          The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

   Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

   Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value of freestanding derivatives, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   Accruals on derivatives are generally recorded in accrued investment income or within other liabilities in the consolidated balance sheets. However, accruals that are not expected to settle within one year are included with the derivative carrying value in other invested assets or other liabilities.

   The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

   If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

   To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

   The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

   Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

   Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

   In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses).

   The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

   When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income
(loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

   In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   The Company issues certain products and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Fair Value

   As described below, certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

   The Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

   Level 1Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Level 2Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

   Level 3Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Cash and Cash Equivalents

   The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to 10 years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.7 billion and $1.6 billion at December 31, 2011 and 2010, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $999 million and $898 million at December 31, 2011 and 2010, respectively. Related depreciation and amortization expense was $118 million, $111 million and $111 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.6 billion and $1.5 billion at December 31, 2011 and 2010, respectively. Accumulated amortization of capitalized software was $1.2 billion and $1.1 billion at December 31, 2011 and 2010, respectively. Related amortization expense was $145 million, $132 million and $125 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as deferred policy acquisition costs ("DAC"). Such costs consist principally of commissions, certain agency expenses and policy issuance expenses. Value of business acquired (" VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

   The Company amortizes DAC and VOBA on life insurance or investment-type contracts in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

   The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation that are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

   The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

   The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

   Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

   The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

   Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Value of Distribution Agreements and Customer Relationships Acquired

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

   For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

   In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. For reporting units which are particularly sensitive to market assumptions, such as the retirement products and individual life reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

   The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit.

   The Company applies significant judgment when determining the estimated fair value of the Company's reporting units. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

   See Note 7 for discussion of goodwill impairment testing during 2011.

  Liability for Future Policy Benefits and Policyholder Account Balances

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require us to establish premium deficiency reserves. Such reserves are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for adverse deviation.

   Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves on short duration contracts are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

   Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

   Participating business represented approximately 6% of the Company's life insurance in-force at both December 31, 2011 and 2010. Participating policies represented approximately 32%, 32% and 33% of gross life insurance premiums for the years ended December 31, 2011, 2010 and 2009, respectively.

   Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 10%.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

   Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

   Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 2% to 9%.

   Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Other policy-related balances include claims that have been reported but not settled and claims incurred but not reported on life and non-medical health insurance. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

   Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor's Ratings Services ("S&P") experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

   Future policy benefit liabilities are established for certain variable annuity products with guaranteed minimum benefits as described below under "-- Variable Annuity Guaranteed Minimum Benefits."

   The Company regularly reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities, result in changes in the additional liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

   Policyholder account balances ("PABs") relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and
(iii) fair value adjustments relating to business combinations.

  Variable Annuity Guaranteed Minimum Benefits

   The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. In some cases the benefit base may be increased by additional deposits, bonus amounts, accruals or optional market value resets. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

is paid without requiring (i) the occurrence of specific insurable event, or
(ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is accounted for under a split of the two models.

   These guarantees include:

    . Guaranteed minimum death benefit ("GMDB") that guarantees the contractholder a return of their purchase payment upon death even if the account value is reduced to zero. An enhanced death benefit may be available for an additional fee.

    . Guaranteed minimum income benefit ("GMIB") that provides the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments, even if the account value is reduced to zero, that can be annuitized to receive a monthly income stream that is not less than a specified amount. Certain of these contracts also provide for a guaranteed lump sum return of purchase premium in lieu of the annuitization benefit.

    . Guaranteed minimum withdrawal benefits ("GMWB") that guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. Certain of these contracts include guaranteed withdrawals that are life contingent.

    . Guaranteed minimum accumulation benefits ("GMAB") that provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero.

   Guarantees accounted for as insurance liabilities in future policy benefits include GMDB, the portion of GMIB that require annuitization, and the life-contingent portion of certain GMWB. These liabilities are established as follows:

      GMDB liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the S&P 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

      GMIB liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIB have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in PABs as described below.

   The liability for the life contingent portion of GMWB is determined based on the expected value of the life contingent payments and expected assessments using assumptions consistent with those used for estimating the GMDB liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWB, GMAB and the portion of certain GMIB that do not require annuitization. These guarantees are recorded at estimated fair value separately from the host variable annuity with changes in estimated fair value reported in net derivative gains (losses). At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins related to non-capital market inputs. The nonperformance adjustment, which is captured as a spread over the risk free rate in determining the discount rate to discount the cash flows of the liability, is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties in certain actuarial assumptions. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

   These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIB and GMWB described in the preceding paragraphs. With respect to GMIB, a portion of the directly written GMIB guarantees are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance, and other receivables in the consolidated balance sheet with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  Other Policy-Related Balances

   Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

   The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

   The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

   The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

   Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

   Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

   The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

   Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Policyholder Dividends

   Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Income Taxes

   Metropolitan Life Insurance Company and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Metropolitan Life Insurance Company and its includable subsidiaries participate in a tax sharing agreement with MetLife, Inc.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

    (i)future taxable income exclusive of reversing temporary differences and carryforwards;

   (ii)future reversals of existing taxable temporary differences;

  (iii)taxable income in prior carryback years; and

   (iv)tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 % likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

   The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

   The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

   Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

   Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

   The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The expected postretirement plan benefit obligations represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represent the actuarial present value of future other postretirement benefits attributed to employee

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

   The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

   Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

   Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

   As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

   Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 13, legal costs are recognized in other expenses as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized;
(ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

   Effective July 1, 2011, the Company adopted new guidance regarding accounting for troubled debt restructurings. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. Additionally, the guidance prohibits creditors from using the borrower's effective rate test to evaluate whether a concession has been granted to the borrower. The adoption did not have a material impact on the Company's consolidated financial statements. See also expanded disclosures in Note 3.

   Effective January 1, 2011, the Company adopted new guidance regarding accounting for investment funds determined to be VIEs. Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economic interest in a VIE, unless the separate account contractholder is a related party. The adoption did not have a material impact on the Company's consolidated financial statements.

   Effective December 31, 2010, the Company adopted guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements.

   Effective July 1, 2010, the Company adopted guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting.

   As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and other securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to accumulated other comprehensive income (loss) as of July 1, 2010.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

   As a result of the adoption of this guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and other securities and $232 million of long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended
December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

   In addition, the Company also deconsolidated certain partnerships for which the Company does not have the power to direct activities and for which the Company has concluded it is no longer the primary beneficiary. These deconsolidations did not result in a cumulative effect adjustment to retained earnings and did not have a material impact on the Company's consolidated financial statements.

   Also effective January 1, 2010, the Company adopted guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

   Effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

   The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

   As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

   Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. The adoption did not have a material impact on the Company's consolidated financial statements.

  Business Combinations and Noncontrolling Interests

   Effective January 1, 2011, the Company adopted new guidance that addresses when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure. Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The adoption did not have an impact on the Company's consolidated financial statements.

   Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

    . All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

    . Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

    . The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

    . Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

    . Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

    . Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

    . Net income (loss) includes amounts attributable to noncontrolling interests.

    . When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

    . Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

    . When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements.

   Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

   Effective January 1, 2010, the Company adopted guidance that requires disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

   The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

    . Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

    . Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

    . Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

    .  Effective December 31, 2009, the Company adopted guidance on:
       (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

    . Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

   Effective December 31, 2011, the Company adopted guidance regarding enhanced disclosures for employers' participation in multiemployer pension plans. The revised disclosures require additional qualitative and quantitative information about the employer's involvement in significant multiemployer pension and other postretirement plans. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

   Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

   Effective January 1, 2011, the Company adopted new guidance regarding goodwill impairment testing. This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The adoption did not have an impact on the Company's consolidated financial statements.

   Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

   In December 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding comprehensive income (Accounting Standards Update ("ASU") 2011-12, Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update
No. 2011-05). The amendments in ASU 2011-12 are effective for fiscal years and interim periods within those years beginning after December 15, 2011. Consistent with the effective date of the amendments in ASU 2011-05 discussed below, ASU 2011-12 defers the effective date pertaining to reclassification adjustments out of accumulated other comprehensive income in ASU 2011-05. The amendments are being made to allow the FASB time to re-deliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance should be applied retrospectively for all comparative periods presented. The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards ("IFRS"). The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

   In December 2011, the FASB issued new guidance regarding derecognition of in substance real estate (ASU 2011-10 Property, Plant and Equipment (Topic 360):
Derecognition of in Substance Real Estate -- a Scope Clarification (a consensus of the FASB Emerging Issues Task Force), effective for fiscal years, and interim periods within those fiscal years, beginning on or after June 15, 2012. The amendments should be applied prospectively to deconsolidation events occurring after the effective date. Under the amendments in ASU 2011-10, when a parent ceases to have a controlling financial interest in a subsidiary that is in substance real estate as a result of a default on the subsidiary's nonrecourse debt, the reporting entity should apply the guidance in Subtopic 360-20 to determine whether it should derecognize the in substance real estate. Generally, a reporting entity would not satisfy the requirements to derecognize in substance real estate before the legal transfer of the real estate to the lender and the extinguishment of the related nonrecourse indebtedness. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In September 2011, the FASB issued new guidance on goodwill impairment testing (ASU 2011-08, Intangibles -- Goodwill and Other (Topic 350): Testing Goodwill for Impairment), effective for calendar years beginning after December 15, 2011. Early adoption is permitted. The objective of this standard is to simplify how an entity tests goodwill for impairment. The amendments in this standard will allow an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

   In June 2011, the FASB issued new guidance regarding comprehensive income (ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income), effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The guidance should be applied

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

retrospectively and early adoption is permitted. The new guidance provides companies with the option to present the total of comprehensive income, components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The objective of the standard is to increase the prominence of items reported in other comprehensive income and to facilitate convergence of GAAP and IFRS. The standard eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholder's equity. The amendments in ASU 2011-05 do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified in net income. The Company intends to adopt the two-statement approach in the first quarter of 2012.

   In May 2011, the FASB issued new guidance regarding fair value measurements (ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs), effective for the first interim or annual period beginning after December 15, 2011. The guidance should be applied prospectively. The amendments in this ASU are intended to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. Some of the amendments clarify the FASB's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In April 2011, the FASB issued new guidance regarding effective control in repurchase agreements (ASU 2011-03, Transfers and Servicing (Topic 860):
Reconsideration of Effective Control for Repurchase Agreements), effective for the first interim or annual period beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The amendments in this ASU remove from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

   In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Financial Services -- Insurance (Topic
944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) ("ASU 2010-26"), effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. ASU 2010-26 specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, sales manager compensation and administrative costs currently capitalized by the Company will no longer be deferred. The Company will adopt ASU 2010-26 in the first quarter of 2012 and will apply it retrospectively to all prior periods presented in its consolidated financial statements for all insurance contracts. The Company estimates that DAC will be reduced by approximately $1.4 billion to $1.6 billion and total equity will be reduced by approximately $900 million to $1.0 billion, net of income tax, as of the date of adoption. Additionally, the Company estimates that net income (loss) will be reduced by approximately
$41 million to $46 million in 2011, $20 million to $22 million in 2010, and $39 million to $44 million in 2009, as of the date of adoption.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


2.  ACQUISITIONS AND DISPOSITIONS

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

   On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized gains and losses, estimated fair value of fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses:

                                                             DECEMBER 31, 2011
                                            --------------------------------------------------
                                                          GROSS UNREALIZED
                                             COST OR  ------------------------ ESTIMATED
                                            AMORTIZED         TEMPORARY  OTTI    FAIR    % OF
                                              COST     GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------- --------- ------ --------- -----
                                                               (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $ 56,298 $ 6,113    $  715   $ --  $ 61,696  36.7%
Foreign corporate securities...............    27,298   2,400       551      1    29,146  17.3
U.S. Treasury and agency securities........    21,572   4,272        --     --    25,844  15.4
RMBS.......................................    25,445   1,564       766    524    25,719  15.3
CMBS.......................................     8,750     473       114      4     9,105   5.4
ABS (1)....................................     6,589     156       166    (7)     6,586   3.9
State and political subdivision securities.     5,387     842        47     --     6,182   3.7
Foreign government securities..............     3,037     915        52     --     3,900   2.3
                                            --------- ------- --------- ------ --------- -----
    Total fixed maturity securities........  $154,376 $16,735    $2,411   $522  $168,178 100.0%
                                            ========= ======= ========= ====== ========= =====
EQUITY SECURITIES:
Common stock...............................  $    830 $    32    $    6   $ --  $    856  67.0%
Non-redeemable preferred stock.............       549      11       138     --       422  33.0
                                            --------- ------- --------- ------ --------- -----
    Total equity securities................  $  1,379 $    43    $  144   $ --  $  1,278 100.0%
                                            ========= ======= ========= ====== ========= =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                            DECEMBER 31, 2010
                                            -------------------------------------------------
                                                         GROSS UNREALIZED
                                             COST OR  ----------------------- ESTIMATED
                                            AMORTIZED        TEMPORARY  OTTI    FAIR    % OF
                                              COST    GAINS   LOSSES   LOSSES   VALUE   TOTAL
                                            --------- ------ --------- ------ --------- -----
                                                              (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities..................  $ 50,764 $3,322    $  959   $ --  $ 53,127  33.3%
Foreign corporate securities...............    28,841  2,218       492     --    30,567  19.2
U.S. Treasury and agency securities........    20,154  1,190       367     --    20,977  13.1
RMBS.......................................    30,540  1,257       747    371    30,679  19.2
CMBS.......................................     9,401    484       174     10     9,701   6.1
ABS........................................     6,522    146       187     38     6,443   4.0
State and political subdivision securities.     4,693     86       195     --     4,584   2.9
Foreign government securities..............     2,793    682        18     --     3,457   2.2
                                            --------- ------ --------- ------ --------- -----
    Total fixed maturity securities........  $153,708 $9,385    $3,139   $419  $159,535 100.0%
                                            ========= ====== ========= ====== ========= =====
EQUITY SECURITIES:
Common stock...............................  $    937 $   42    $    7   $ --  $    972  53.4%
Non-redeemable preferred stock.............       961     52       164     --       849  46.6
                                            --------- ------ --------- ------ --------- -----
    Total equity securities................  $  1,898 $   94    $  171   $ --  $  1,821 100.0%
                                            ========= ====== ========= ====== ========= =====

----------
(1)OTTI losses as presented above represent the noncredit portion of OTTI losses that is included in accumulated other comprehensive income (loss). OTTI losses include both the initial recognition of noncredit losses, and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that were previously noncredit loss impaired. The noncredit loss component of OTTI losses for ABS was in an unrealized gain (loss) position of $7 million at December 31, 2011 due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "-- Net Unrealized Investment Gains (Losses)."

   Within fixed maturity securities, a reclassification from the ABS sector to the RMBS sector has been made to the prior year amounts to conform to the current year presentation for securities backed by sub-prime residential mortgage loans to be consistent with market convention relating to the risks inherent in such securities and the Company's management of its investments within these asset sectors.

   The Company held non-income producing fixed maturity securities with an estimated fair value of $7 million and $55 million with unrealized gains (losses) of ($3) million and ($13) million at December 31, 2011 and 2010, respectively.

   The Company held foreign currency derivatives with notional amounts of $8.5 billion and $8.3 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2011 and 2010, respectively.

   Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's equity, other than the government securities summarized in the table below.

   Concentrations of Credit Risk (Government and Agency Securities). The following section contains a summary of the concentrations of credit risk related to government and agency fixed maturity and fixed-income securities holdings, which were greater than 10% of the Company's equity at:

                                                                 DECEMBER 31,
                                                                ------------------
                                                                 2011      2010
                                                                -------   -------
                                                                CARRYING VALUE (1)
                                                                ------------------
                                                                 (IN MILLIONS)
 U.S. Treasury and agency fixed maturity securities............ $25,844   $20,977
 U.S. Treasury and agency fixed-income securities included in:
    Short-term investments..................................... $ 5,133   $ 1,378
    Cash equivalents........................................... $   910   $ 2,497

----------
(1)Represents estimated fair value for fixed maturity securities, and for short-term investments and cash equivalents, estimated fair value or amortized cost, which approximates estimated fair value.

   Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's equity or 1% of total investments at December 31, 2011 and 2010.

   Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                     DECEMBER 31,
                                        ---------------------------------------
                                               2011                2010
                                        ------------------- -------------------
                                                  ESTIMATED           ESTIMATED
                                        AMORTIZED   FAIR    AMORTIZED   FAIR
                                          COST      VALUE     COST      VALUE
                                        --------- --------- --------- ---------
                                                     (IN MILLIONS)
Due in one year or less................  $  8,089  $  8,159  $  3,974  $  4,052
Due after one year through five years..    26,375    27,486    25,910    27,017
Due after five years through ten years.    34,660    38,517    31,060    33,543
Due after ten years....................    44,468    52,606    46,301    48,100
                                        --------- --------- --------- ---------
 Subtotal..............................   113,592   126,768   107,245   112,712
RMBS, CMBS and ABS.....................    40,784    41,410    46,463    46,823
                                        --------- --------- --------- ---------
   Total fixed maturity securities.....  $154,376  $168,178  $153,708  $159,535
                                        ========= ========= ========= =========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

   As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

   The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                              2011     2010    2009
                                                                            -------- -------- ------
                                                                                 (IN MILLIONS)
Fixed maturity securities.................................................. $ 14,266 $  6,189 $(216)
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss)..............................................    (522)    (419)  (574)
                                                                            -------- -------- ------
 Total fixed maturity securities...........................................   13,744    5,770  (790)
Equity securities..........................................................     (98)     (66)   (75)
Derivatives................................................................    1,293       90  (156)
Short-term investments.....................................................     (10)     (13)   (23)
Other......................................................................       45       48     52
                                                                            -------- -------- ------
   Subtotal................................................................   14,974    5,829  (992)
                                                                            -------- -------- ------
Amounts allocated from:....................................................
 Insurance liability loss recognition......................................  (3,495)    (426)     --
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss).......................................       33       27     49
 DAC and VOBA..............................................................  (1,323)    (999)      6
 Policyholder dividend obligation..........................................  (2,919)    (876)     --
                                                                            -------- -------- ------
   Subtotal................................................................  (7,704)  (2,274)     55
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss)..............      172      138    184
Deferred income tax benefit (expense)......................................  (2,717)  (1,382)    142
                                                                            -------- -------- ------
Net unrealized investment gains (losses)...................................    4,725    2,311  (611)
Net unrealized investment gains (losses) attributable to noncontrolling
  interests................................................................      (1)      (1)      5
                                                                            -------- -------- ------
Net unrealized investment gains (losses) attributable to Metropolitan Life
  Insurance Company........................................................ $  4,724 $  2,310 $(606)
                                                                            ======== ======== ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The changes in fixed maturity securities with noncredit OTTI losses included in accumulated other comprehensive income (loss) were as follows:

                                                           DECEMBER 31,
                                                           -------------
                                                            2011   2010
                                                           ------ ------
                                                           (IN MILLIONS)
        Balance, beginning of period...................... $(419) $(574)
        Noncredit OTTI losses recognized (1)..............   (17)  (150)
        Securities sold with previous noncredit OTTI loss.     85     87
        Subsequent changes in estimated fair value........  (171)    218
                                                           ------ ------
        Balance, end of period............................ $(522) $(419)
                                                           ====== ======

----------
(1)Noncredit OTTI losses recognized, net of DAC, were ($16) million and ($148) million for the years ended December 31, 2011 and 2010, respectively.

   The changes in net unrealized investment gains (losses) were as follows:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                 --------------------------
                                                                                   2011     2010     2009
                                                                                 -------- -------- --------
                                                                                       (IN MILLIONS)
Balance, beginning of period.................................................... $  2,310 $  (606) $(7,701)
Cumulative effect of change in accounting principles, net of income tax.........       --       10     (36)
Fixed maturity securities on which noncredit OTTI losses have been
  recognized....................................................................    (103)      155    (515)
Unrealized investment gains (losses) during the year............................    9,248    6,650   13,344
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition....................................  (3,069)    (426)        1
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss)............................................        6     (22)       45
 DAC and VOBA...................................................................    (324)  (1,005)  (1,994)
 Policyholder dividend obligation...............................................  (2,043)    (876)       --
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in accumulated other comprehensive income (loss)..................       34     (46)      165
 Deferred income tax benefit (expense)..........................................  (1,335)  (1,518)  (3,920)
                                                                                 -------- -------- --------
Net unrealized investment gains (losses)........................................    4,724    2,316    (611)
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.....................................................................       --      (6)        5
                                                                                 -------- -------- --------
Balance, end of period.......................................................... $  4,724 $  2,310 $  (606)
                                                                                 ======== ======== ========
Change in net unrealized investment gains (losses).............................. $  2,414 $  2,922 $  7,090
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests......................................................       --      (6)        5
                                                                                 -------- -------- --------
Change in net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company........................................................ $  2,414 $  2,916 $  7,095
                                                                                 ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONTINUOUS GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

   The following tables present the estimated fair value and gross unrealized losses of fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2011
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $ 5,669     $  204    $3,170     $  511   $ 8,839     $  715
Foreign corporate securities................     4,560        334     1,258        218     5,818        552
U.S. Treasury and agency securities.........     2,189         --        --         --     2,189         --
RMBS........................................     2,647        407     3,241        883     5,888      1,290
CMBS........................................       709         66       365         52     1,074        118
ABS.........................................     2,557         45       608        114     3,165        159
State and political subdivision securities..        31         --       169         47       200         47
Foreign government securities...............       499         44        88          8       587         52
                                             --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity securities............   $18,861     $1,100    $8,899     $1,833   $27,760     $2,933
                                             ========= ========== ========= ========== ========= ==========
EQUITY SECURITIES:
Common stock................................   $     4     $    6    $   --     $   --   $     4     $    6
Non-redeemable preferred stock..............       126         14       238        124       364        138
                                             --------- ---------- --------- ---------- --------- ----------
 Total equity securities....................   $   130     $   20    $  238     $  124   $   368     $  144
                                             ========= ========== ========= ========== ========= ==========
Total number of securities in an unrealized
  loss position.............................     1,412                  819
                                             =========            =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                   DECEMBER 31, 2010
                                             --------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                             LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                             -------------------- -------------------- --------------------
                                             ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                               FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                               VALUE     LOSSES     VALUE     LOSSES     VALUE     LOSSES
                                             --------- ---------- --------- ---------- --------- ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...................   $ 5,997       $197   $ 5,234     $  762   $11,231     $  959
Foreign corporate securities................     3,692        125     2,662        367     6,354        492
U.S. Treasury and agency securities.........     8,553        367        --         --     8,553        367
RMBS........................................     3,983        122     5,128        996     9,111      1,118
CMBS........................................       236          2       965        182     1,201        184
ABS.........................................       981         16     1,219        209     2,200        225
State and political subdivision securities..     2,412        117       234         78     2,646        195
Foreign government securities...............       231          7        94         11       325         18
                                             --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity securities............   $26,085       $953   $15,536     $2,605   $41,621     $3,558
                                             --------- ---------- --------- ---------- --------- ----------
EQUITY SECURITIES:
Common stock................................   $    29       $  7   $    --     $   --   $    29     $    7
Non-redeemable preferred stock..............        52          3       558        161       610        164
                                             --------- ---------- --------- ---------- --------- ----------
 Total equity securities....................   $    81       $ 10   $   558     $  161   $   639     $  171
                                             ========= ========== ========= ========== ========= ==========
Total number of securities in an unrealized
  loss position.............................     1,405                1,151
                                             =========            =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  AGING OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The following tables present the cost or amortized cost, gross unrealized losses, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized losses as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                              DECEMBER 31, 2011
                                             ------------------------------------------------------------------
                                             COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                             ---------------------- ---------------------   --------------------
                                             LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                20%        MORE        20%         MORE        20%       MORE
                                             ---------    ------    ---------     ------    ---------   ------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months........................   $15,723    $3,112       $  509     $  881          945      180
Six months or greater but less than nine
  months....................................     2,523       393          178        123          221       28
Nine months or greater but less than twelve
  months....................................       445       196           21         60           52        8
Twelve months or greater....................     6,859     1,442          597        564          498      128
                                             ---------    ------    ---------     ------
 Total......................................   $25,550    $5,143       $1,305     $1,628
                                             =========    ======    =========     ======
Percentage of amortized cost................                                5%        32%
                                                                    =========     ======
EQUITY SECURITIES:
Less than six months........................   $   127    $  133       $   10     $   41           13       18
Six months or greater but less than nine
  months....................................        --        --           --         --            1        1
Nine months or greater but less than twelve
  months....................................        --        --           --         --           --       --
Twelve months or greater....................        46       206            4         89            3       11
                                             ---------    ------    ---------     ------
 Total......................................   $   173    $  339       $   14     $  130
                                             =========    ======    =========     ======
Percentage of cost..........................                                8%        38%
                                                                    =========     ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                  DECEMBER 31, 2010
                                                 ------------------------------------------------------------------
                                                 COST OR AMORTIZED COST GROSS UNREALIZED LOSSES NUMBER OF SECURITIES
                                                 ---------------------- ---------------------   --------------------
                                                 LESS THAN    20% OR    LESS THAN     20% OR    LESS THAN   20% OR
                                                    20%        MORE        20%         MORE        20%       MORE
                                                 ---------    ------    ---------     ------    ---------   ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months............................   $25,867    $  811       $  843     $  216        1,287       65
Six months or greater but less than nine months.       696       275           19         75           51       24
Nine months or greater but less than twelve
  months........................................       271        35           22          8           29        6
Twelve months or greater........................    13,525     3,699        1,158      1,217          823      226
                                                 ---------    ------    ---------     ------
 Total..........................................   $40,359    $4,820       $2,042     $1,516
                                                 =========    ======    =========     ======
Percentage of amortized cost....................                                5%        31%
                                                                        =========     ======
EQUITY SECURITIES:
Less than six months............................   $    52    $   59       $    2     $   13           23       11
Six months or greater but less than nine months.        29        28            5          6            3        2
Nine months or greater but less than twelve
  months........................................        --        40           --         14            2        2
Twelve months or greater........................       309       293           32         99           22       13
                                                 ---------    ------    ---------     ------
 Total..........................................   $   390    $  420       $   39     $  132
                                                 =========    ======    =========     ======
Percentage of cost..............................                               10%        31%
                                                                        =========     ======

   Equity securities with gross unrealized losses of 20% or more for twelve months or greater decreased from $99 million at December 31, 2010 to $89 million at December 31, 2011. As shown in the section "-- Evaluating Temporarily Impaired Available-for-Sale Securities" below, all of the equity securities with gross unrealized losses of 20% or more for twelve months or greater at December 31, 2011 were financial services industry investment grade non-redeemable preferred stock, of which 74% were rated A or better.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONCENTRATION OF GROSS UNREALIZED LOSSES AND OTTI LOSSES FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

   The gross unrealized losses related to fixed maturity and equity securities, including the portion of OTTI losses on fixed maturity securities recognized in accumulated other comprehensive income (loss) were $3.1 billion and $3.7 billion at December 31, 2011 and 2010, respectively. The concentration, calculated as a percentage of gross unrealized losses (including OTTI losses), by sector and industry was as follows at:

                                                        DECEMBER 31,
                                                        ----------
                                                        2011   2010
                                                        ----   ----
            SECTOR:
            RMBS.......................................   42%    30%
            U.S. corporate securities..................   23     26
            Foreign corporate securities...............   18     13
            ABS........................................    5      6
            CMBS.......................................    4      5
            Foreign government securities..............    2     --
            State and political subdivision securities.    1      5
            U.S. Treasury and agency securities........   --     10
            Other......................................    5      5
                                                        ----   ----
             Total.....................................  100%   100%
                                                        ====   ====
            INDUSTRY:
            Mortgage-backed............................   46%    35%
            Finance....................................   23     21
            Consumer...................................    7      4
            Asset-backed...............................    5      6
            Utility....................................    5      6
            Communications.............................    4      2
            Industrial.................................    3      2
            Foreign government securities..............    2     --
            State and political subdivision securities.    1      5
            U.S. Treasury and agency securities........   --     10
            Other......................................    4      9
                                                        ----   ----
             Total.....................................  100%   100%
                                                        ====   ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

   The following table presents fixed maturity and equity securities, each with gross unrealized losses of greater than $10 million, the number of securities, total gross unrealized losses and percentage of total gross unrealized losses at:

                                                                  DECEMBER 31,
                                             ------------------------------------------------------
                                                        2011                        2010
                                             --------------------------  --------------------------
                                             FIXED MATURITY    EQUITY    FIXED MATURITY    EQUITY
                                               SECURITIES    SECURITIES    SECURITIES    SECURITIES
                                             --------------  ----------  --------------  ----------
                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities........................             54           5              67           5
Total gross unrealized losses...............           $938         $69          $1,179         $75
Percentage of total gross unrealized losses.             32%         48%             33%         44%

   Fixed maturity and equity securities, each with gross unrealized losses greater than $10 million, decreased $247 million during the year ended December 31, 2011. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2011, was primarily attributable to a decrease in interest rates, partially offset by widening credit spreads. These securities were included in the Company's OTTI review process.

   As of December 31, 2011, $747 million of unrealized losses were from fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater. Of the $747 million, $314 million, or 42%, are related to unrealized losses on investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads or rising interest rates since purchase. Of the $747 million, $433 million, or 58%, are related to unrealized losses on below investment grade securities. Unrealized losses on below investment grade securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans and sub-prime residential mortgage loans), U.S and foreign corporate securities (primarily utility, industrial and financial services industry securities) and ABS (primarily collateralized debt obligations) and were the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non-agency RMBS. As explained further in Note 1, management evaluates these U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuer; and evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security. See "-- Aging of Gross Unrealized Losses and OTTI Losses for Fixed Maturity and Equity Securities Available-for-Sale" for a discussion of equity securities with an unrealized loss position of 20% or more of cost for 12 months or greater.

   In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities are given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents certain information about the Company's equity securities available-for-sale with gross unrealized losses of 20% or more at December 31, 2011:

                                                                       NON-REDEEMABLE PREFERRED STOCK
                                             ----------------------------------------------------------------------------------
                                                  ALL TYPES OF                            INVESTMENT GRADE
                                  ALL EQUITY     NON-REDEEMABLE     -----------------------------------------------------------
                                  SECURITIES    PREFERRED STOCK           ALL INDUSTRIES          FINANCIAL SERVICES INDUSTRY
                                  ---------- ---------------------  --------------------------  -------------------------------
                                    GROSS      GROSS     % OF ALL     GROSS       % OF ALL        GROSS                  % A
                                  UNREALIZED UNREALIZED   EQUITY    UNREALIZED NON-REDEEMABLE   UNREALIZED  % OF ALL   RATED OR
                                    LOSSES     LOSSES   SECURITIES    LOSSES   PREFERRED STOCK    LOSSES   INDUSTRIES   BETTER
                                  ---------- ---------- ----------  ---------- ---------------  ---------- ----------  --------
                                                                          (IN MILLIONS)
Less than six months.............       $ 41       $ 35         85%       $ 19              54%       $ 19        100%        5%
Six months or greater but less
 than twelve months..............         --         --         --%         --              --%         --         --%       --%
Twelve months or greater.........         89         89        100%         89             100%         89        100%       74%
                                  ---------- ----------             ----------                  ----------
All equity securities with gross
 unrealized losses of 20% or
 more............................       $130       $124         95%       $108              87%       $108        100%       62%
                                  ========== ==========             ==========                  ==========

   In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

   With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

   Based on the Company's current evaluation of available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily-impaired.

   Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTIs may be incurred in upcoming quarters.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  TRADING AND OTHER SECURITIES

   The table below presents certain information about the Company's trading and other securities.

                                                                  DECEMBER 31,
                                                                  ------------
                                                                   2011   2010
                                                                  ------  -----
                                                                  (IN MILLIONS)
  Actively Traded Securities..................................... $  473  $ 463
  FVO general account securities.................................    107     71
  FVO securities held by CSEs....................................    117    201
                                                                  ------  -----
   Total trading and other securities -- at estimated fair value. $  697  $ 735
                                                                  ======  =====
  Actively Traded Securities -- at estimated fair value.......... $  473  $ 463
  Short sale agreement liabilities -- at estimated fair value....  (127)   (46)
                                                                  ------  -----
   Net long/short position -- at estimated fair value............ $  346  $ 417
                                                                  ======  =====
  Investments pledged to secure short sale agreement liabilities. $  558  $ 465
                                                                  ======  =====

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above. See "-- Net Investment Income" and "-- Net Investment Gains (Losses)" for the net investment income recognized on trading and other securities and the related changes in estimated fair value subsequent to purchase included in net investment income and net investment gains (losses) for securities still held as of the end of the respective years, as applicable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


NET INVESTMENT GAINS (LOSSES)

   The components of net investment gains (losses) were as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ----------------------
                                                                                2011     2010    2009
                                                                               ------   ------ --------
                                                                                   (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized.................................................. $(244)   $(510) $(1,521)
Less: Noncredit portion of OTTI losses transferred to and recognized in other
  comprehensive income (loss).................................................     17   $  150 $    623
                                                                               ------   ------ --------
Net OTTI losses on fixed maturity securities recognized in earnings...........  (227)    (360)    (898)
Fixed maturity securities -- net gains (losses) on sales and disposals........    107      129      (7)
                                                                               ------   ------ --------
 Total gains (losses) on fixed maturity securities............................  (120)    (231)    (905)
                                                                               ------   ------ --------
Other net investment gains (losses):
 Equity securities............................................................      3       70    (255)
 Trading and other securities -- FVO general account securities -- changes in
   estimated fair value.......................................................    (2)       --       --
 Mortgage loans...............................................................    133       59    (373)
 Real estate and real estate joint ventures...................................    133     (33)    (100)
 Other limited partnership interests..........................................     11      (5)    (284)
 Other investment portfolio gains (losses)....................................    (4)       36     (38)
                                                                               ------   ------ --------
   Subtotal -- investment portfolio gains (losses)............................    154    (104)  (1,955)
                                                                               ------   ------ --------
FVO CSEs -- changes in estimated fair value:
 Securities...................................................................     --     (78)       --
 Long-term debt -- related to securities......................................    (8)       48       --
Other gains (losses)..........................................................   (14)     (36)      288
                                                                               ------   ------ --------
   Subtotal FVO CSEs and other gains (losses).................................   (22)     (66)      288
                                                                               ------   ------ --------
       Total net investment gains (losses).................................... $  132   $(170) $(1,667)
                                                                               ======   ====== ========

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were $21 million, $18 million and $317 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                      YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31, YEARS ENDED DECEMBER 31,
                                      -----------------------  ------------------------ ------------------------
                                       2011     2010    2009   2011    2010     2009     2011    2010     2009
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
                                      FIXED MATURITY SECURITIES EQUITY SECURITIES                 TOTAL
                                      -----------------------  ------------------------ ------------------------
                                                                 (IN MILLIONS)
Proceeds............................. $34,015  $30,817 $24,900 $ 771   $ 429   $  658   $34,786 $31,246 $ 25,558
                                      =======  ======= ======= =====   =====   ======   ======= ======= ========
Gross investment gains............... $   445  $   544 $   685 $  86   $  88   $  118   $   531 $   632 $    803
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
Gross investment losses..............   (338)    (415)   (692)  (42)    (11)     (90)     (380)   (426)    (782)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
Total OTTI losses recognized in
 earnings: Credit-related............   (183)    (334)   (632)    --      --       --     (183)   (334)    (632)
  Other (1)..........................    (44)     (26)   (266)  (41)     (7)    (283)      (85)    (33)    (549)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
   Total OTTI losses recognized in
    earnings.........................   (227)    (360)   (898)  (41)     (7)    (283)     (268)   (367)  (1,181)
                                      -------  ------- ------- -----   -----   ------   ------- ------- --------
    Net investment gains (losses).... $ (120)  $ (231) $ (905) $   3   $  70   $(255)   $ (117) $ (161) $(1,160)
                                      =======  ======= ======= =====   =====   ======   ======= ======= ========

----------
(1)Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

   Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2011     2010    2009
                                                            ----     ----    ----
                                                            (IN MILLIONS)
     Sector:
     U.S. and foreign corporate securities -- by industry:
      Consumer............................................. $ 40     $ 20    $127
      Finance..............................................   37      117     284
      Communications.......................................   26       10     130
      Industrial...........................................    8       --       9
      Utility..............................................   --        1      81
      Other industries.....................................   --       --      27
                                                            ----     ----    ----
        Total U.S. and foreign corporate securities........  111      148     658
      RMBS.................................................   78       87     167
      ABS..................................................   28       66      55
      CMBS.................................................    9       59      18
      Foreign government securities........................    1       --      --
                                                            ----     ----    ----
        Total.............................................. $227     $360    $898
                                                            ====     ====    ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2011     2010    2009
                                                             ----     ----    ----
                                                             (IN MILLIONS)
     Sector:
      Non-redeemable preferred stock........................  $33      $ 3    $228
      Common stock..........................................    8        4      55
                                                             ----     ----    ----
            Total...........................................  $41      $ 7    $283
                                                             ====     ====    ====
     Industry:
      Financial services industry:..........................
        Perpetual hybrid securities.........................  $33      $ 3    $228
        Common and remaining non-redeemable preferred stock.   --       --      25
                                                             ----     ----    ----
          Total financial services industry.................   33        3     253
     Other industries.......................................    8        4      30
                                                             ----     ----    ----
            Total...........................................  $41      $ 7    $283
                                                             ====     ====    ====

  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                                          YEARS ENDED DECEMBER 31,
                                                                                          ------------------------
                                                                                          2011         2010
                                                                                          -----       ------
                                                                                          (IN MILLIONS)
Balance, at January 1,................................................................... $ 330       $  303
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously
   impaired..............................................................................    33           91
 Additional impairments -- credit loss OTTI recognized on securities previously
   impaired..............................................................................    68           91
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities previously
   impaired as credit loss OTTI..........................................................  (82)        (149)
 Securities impaired to net present value of expected future cash flows..................  (24)          (1)
 Increases in cash flows -- accretion of previous credit loss OTTI.......................   (9)          (5)
                                                                                          -----       ------
Balance, at December 31,................................................................. $ 316       $  330
                                                                                          =====       ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  NET INVESTMENT INCOME

   The components of net investment income were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            -----------------------
                                                                             2011     2010    2009
                                                                            -------  ------- -------
                                                                                 (IN MILLIONS)
Investment income:
Fixed maturity securities.................................................. $ 8,225  $ 8,147 $ 7,799
Equity securities..........................................................      73       89     126
Trading and other securities -- Actively Traded Securities and FVO general
  account securities (1)...................................................      29       72     116
Mortgage loans.............................................................   2,401    2,258   2,236
Policy loans...............................................................     479      515     504
Real estate and real estate joint ventures.................................     509      348   (185)
Other limited partnership interests........................................     435      684     147
Cash, cash equivalents and short-term investments..........................      12       15      27
International joint ventures...............................................       5       14       7
Other......................................................................     112      111     104
                                                                            -------  ------- -------
   Subtotal................................................................  12,280   12,253  10,881
 Less: Investment expenses.................................................     662      675     706
                                                                            -------  ------- -------
   Subtotal, net...........................................................  11,618   11,578  10,175
                                                                            -------  ------- -------
FVO CSEs:
 Securities................................................................       9       15      --
                                                                            -------  ------- -------
     Net investment income................................................. $11,627  $11,593 $10,175
                                                                            =======  ======= =======

----------
(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $2 million, $30 million and $31 million for the years ended
   December 31, 2011, 2010, and 2009, respectively.

   See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SECURITIES LENDING

   As described more fully in Note 1, the Company participates in a securities lending program whereby blocks of securities are loaned to third parties. These transactions are treated as financing arrangements and the associated cash collateral received is recorded as a liability. The Company is obligated to return the cash collateral received to its counterparties.

   Elements of the securities lending program are presented below at:

                                                           DECEMBER 31,
                                                          ---------------
                                                           2011    2010
                                                          ------- -------
                                                           (IN MILLIONS)
      Securities on loan: (1)
       Amortized cost.................................... $13,595 $15,274
       Estimated fair value.............................. $15,726 $15,682
      Cash collateral on deposit from counterparties (2). $15,870 $15,981
      Security collateral on deposit from counterparties. $   188 $    --
      Reinvestment portfolio -- estimated fair value..... $15,803 $15,789

----------
(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

   Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

   Invested assets on deposit and pledged as collateral are presented in the table below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity securities, equity securities, and trading and other securities and at carrying value for mortgage loans.

                                                                DECEMBER 31,
                                                               ---------------
                                                                2011    2010
                                                               ------- -------
                                                                (IN MILLIONS)
  Invested assets on deposit (1).............................. $   976 $ 1,491
  Invested assets pledged as collateral (2)...................  17,280  17,738
                                                               ------- -------
   Total invested assets on deposit and pledged as collateral. $18,256 $19,229
                                                               ======= =======

----------
(1)The Company has invested assets on deposit with regulatory agencies consisting primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

(2)The Company has pledged fixed maturity securities, mortgage loans and cash and cash equivalents in connection with various agreements and transactions, including funding agreements (see Note 8), derivative transactions (see
   Note 4), and short sale agreements (see "-- Trading and Other Securities").

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  MORTGAGE LOANS

   Mortgage loans are summarized as follows at:

                                                  DECEMBER 31,
                                         ------------------------------
                                              2011            2010
                                         --------------  --------------
                                         CARRYING % OF   CARRYING % OF
                                          VALUE   TOTAL   VALUE   TOTAL
                                         -------- -----  -------- -----
                                          (IN MILLIONS)   (IN MILLIONS)
       Mortgage loans:
        Commercial......................  $32,774  74.7%  $31,080  74.6%
        Agricultural....................   11,498  26.2    11,108  26.7
        Residential.....................        1    --         1    --
                                         -------- -----  -------- -----
          Subtotal......................   44,273 100.9    42,189 101.3
        Valuation allowances............    (393) (0.9)     (522) (1.3)
                                         -------- -----  -------- -----
            Total mortgage loans, net...  $43,880 100.0%  $41,667 100.0%
                                         ======== =====  ======== =====

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $286 million and $283 million at December 31, 2011 and 2010, respectively.

   The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                   COMMERCIAL AGRICULTURAL RESIDENTIAL  TOTAL
                                                   ---------- ------------ ----------- -------
                                                                  (IN MILLIONS)
DECEMBER 31, 2011:
Mortgage loans:
 Evaluated individually for credit losses.........    $    73      $   159         $-- $   232
 Evaluated collectively for credit losses.........     32,701       11,339           1  44,041
                                                   ---------- ------------ ----------- -------
   Total mortgage loans...........................     32,774       11,498           1  44,273
                                                   ---------- ------------ ----------- -------
Valuation allowances:
 Specific credit losses...........................         44           45          --      89
 Non-specifically identified credit losses........        274           30          --     304
                                                   ---------- ------------ ----------- -------
   Total valuation allowances.....................        318           75          --     393
                                                   ---------- ------------ ----------- -------
     Mortgage loans, net of valuation allowance...    $32,456      $11,423         $ 1 $43,880
                                                   ---------- ------------ ----------- -------
DECEMBER 31, 2010:
Mortgage loans:
 Evaluated individually for credit losses.........    $    96      $   147         $-- $   243
 Evaluated collectively for credit losses.........     30,984       10,961           1  41,946
                                                   ---------- ------------ ----------- -------
   Total mortgage loans...........................     31,080       11,108           1  42,189
                                                   ---------- ------------ ----------- -------
Valuation allowances:
 Specific credit losses...........................         13           52          --      65
 Non-specifically identified credit losses........        428           29          --     457
                                                   ---------- ------------ ----------- -------
   Total valuation allowances.....................        441           81          --     522
                                                   ---------- ------------ ----------- -------
     Mortgage loans, net of valuation allowance...    $30,639      $11,027         $ 1 $41,667
                                                   ========== ============ =========== =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables present the changes in the valuation allowance, by portfolio segment:

                                       MORTGAGE LOAN VALUATION ALLOWANCES
                                   ------------------------------------------
                                   COMMERCIAL AGRICULTURAL RESIDENTIAL TOTAL
                                   ---------- ------------ ----------- ------
                                                 (IN MILLIONS)
   Balance at January 1, 2009.....     $  184        $  58        $  2 $  244
   Provision (release)............        325           69          --    394
   Charge-offs, net of recoveries.       (17)         (25)         (2)   (44)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2009...        492          102          --    594
   Provision (release)............       (39)           12          --   (27)
   Charge-offs, net of recoveries.       (12)         (33)          --   (45)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2010...        441           81          --    522
   Provision (release)............      (111)          (2)          --  (113)
   Charge-offs, net of recoveries.       (12)          (4)          --   (16)
                                   ---------- ------------ ----------- ------
   Balance at December 31, 2011...     $  318        $  75        $ -- $  393
                                   ========== ============ =========== ======

   Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value. See Note 1 for a discussion of all credit quality indicators presented herein. Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                  COMMERCIAL
                       ----------------------------------------------------------------
                                   RECORDED INVESTMENT
                       -------------------------------------------
                       DEBT SERVICE COVERAGE RATIOS
                       -----------------------------         % OF     ESTIMATED   % OF
                       > 1.20X 1.00X - 1.20X < 1.00X  TOTAL  TOTAL   FAIR VALUE   TOTAL
                       ------- ------------- ------- ------- -----  ------------- -----
                                   (IN MILLIONS)                    (IN MILLIONS)
DECEMBER 31, 2011:
Loan-to-value ratios:
Less than 65%......... $20,510        $  389  $  332 $21,231  64.8%       $22,547  66.1%
65% to 75%............   6,919           237     268   7,424  22.6          7,734  22.6
76% to 80%............     950            98     200   1,248   3.8          1,251   3.7
Greater than 80%......   1,880           674     317   2,871   8.8          2,588   7.6
                       ------- ------------- ------- ------- -----  ------------- -----
 Total................ $30,259        $1,398  $1,117 $32,774 100.0%       $34,120 100.0%
                       ======= ============= ======= ======= =====  ============= =====
DECEMBER 31, 2010:
Loan-to-value ratios:
Less than 65%......... $13,864        $  100  $  425 $14,389  46.3%       $15,203  47.5%
65% to 75%............   7,658           611     343   8,612  27.7          8,955  28.0
76% to 80%............   2,534           166     128   2,828   9.1          2,883   9.0
Greater than 80%......   3,002         1,625     624   5,251  16.9          4,978  15.5
                       ------- ------------- ------- ------- -----  ------------- -----
 Total................ $27,058        $2,502  $1,520 $31,080 100.0%       $32,019 100.0%
                       ======= ============= ======= ======= =====  ============= =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Agricultural Mortgage Loans -- by Credit Quality Indicator. The recorded investment in agricultural mortgage loans, prior to valuation allowances, by credit quality indicator, is as shown below. The estimated fair value of agricultural mortgage loans was $11.9 billion and $11.3 billion at December 31, 2011 and 2010, respectively.

                                                AGRICULTURAL
                       --------------------------------------------------------------
                                                DECEMBER 31,
                       --------------------------------------------------------------
                                    2011                            2010
                       ------------------------------  ------------------------------
                       RECORDED INVESTMENT % OF TOTAL  RECORDED INVESTMENT % OF TOTAL
                       ------------------- ----------  ------------------- ----------
                          (IN MILLIONS)                   (IN MILLIONS)
Loan-to-value ratios:
Less than 65%.........             $10,378       90.2%             $ 9,896       89.1%
65% to 75%............                 732        6.4                  829        7.5
76% to 80%............                  12        0.1                   48        0.4
Greater than 80%......                 376        3.3                  335        3.0
                       ------------------- ----------  ------------------- ----------
 Total................             $11,498      100.0%             $11,108      100.0%
                       =================== ==========  =================== ==========

   Residential Mortgage Loans -- by Credit Quality Indicator. All residential mortgage loans were performing at both December 31, 2011 and 2010. The estimated fair value of residential mortgage loans was $1 million at both December 31, 2011 and 2010.

   Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio, with approximately 99% of all mortgage loans classified as performing at both December 31, 2011 and 2010. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, greater than 90 days past due and still accruing interest and in nonaccrual status, by portfolio segment, were as follows at:

                                                  GREATER THAN 90 DAYS PAST DUE STILL
                           PAST DUE                        ACCRUING INTEREST                   NONACCRUAL STATUS
              ----------------------------------- ----------------------------------- -----------------------------------
              DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2011 DECEMBER 31, 2010 DECEMBER 31, 2011 DECEMBER 31, 2010
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                             (IN MILLIONS)
Commercial...              $ 63              $ 51               $--               $--              $ 63              $  6
Agricultural.               139               145                27                 9               150               166
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
  Total......              $202              $196               $27               $ 9              $213              $172
              ================= ================= ================= ================= ================= =================

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Impaired Mortgage Loans. The unpaid principal balance, recorded investment, valuation allowances and carrying value, net of valuation allowances, for impaired mortgage loans, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at:

                                                IMPAIRED MORTGAGE LOANS
                    --------------------------------------------------------------------------------
                                                                LOANS WITHOUT
                        LOANS WITH A VALUATION ALLOWANCE     A VALUATION ALLOWANCE ALL IMPAIRED LOANS
                    ---------------------------------------- --------------------  ------------------
                     UNPAID                                   UNPAID                UNPAID
                    PRINCIPAL  RECORDED  VALUATION  CARRYING PRINCIPAL   RECORDED  PRINCIPAL CARRYING
                     BALANCE  INVESTMENT ALLOWANCES  VALUE    BALANCE   INVESTMENT  BALANCE   VALUE
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
                                                     (IN MILLIONS)
DECEMBER 31, 2011:
Commercial.........      $ 73       $ 73        $44     $ 29      $225        $209      $298     $238
Agricultural.......       160        159         45      114        62          60       222      174
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
  Total............      $233       $232        $89     $143      $287        $269      $520     $412
                    ========= ========== ========== ======== =========  ========== ========= ========
DECEMBER 31, 2010:
Commercial.........      $ 96       $ 96        $13     $ 83      $ 94        $ 82      $190     $165
Agricultural.......       146        146         52       94       107         104       253      198
                    --------- ---------- ---------- -------- ---------  ---------- --------- --------
  Total............      $242       $242        $65     $177      $201        $186      $443     $363
                    ========= ========== ========== ======== =========  ========== ========= ========

   Unpaid principal balance is generally prior to any charge-offs.

   The average investment in impaired mortgage loans, including those modified in a troubled debt restructuring, and the related interest income, by portfolio segment, for the years ended December 31, 2011 and 2010, and for all mortgage loans for the year ended December 31, 2009, was:

                                                 IMPAIRED MORTGAGE LOANS
                                       ---------------------------------------------
                                       AVERAGE INVESTMENT INTEREST INCOME RECOGNIZED
                                       ------------------ --------------------------
                                                          CASH BASIS  ACCRUAL BASIS
                                                          ----------  -------------
                                                      (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Commercial............................               $257         $4            $ 1
Agricultural..........................                239          3             --
                                       ------------------ ----------  -------------
 Total................................               $496         $7            $ 1
                                       ================== ==========  =============
FOR THE YEAR ENDED DECEMBER 31, 2010:
Commercial............................               $126         $3            $ 1
Agricultural..........................                259          6              2
                                       ------------------ ----------  -------------
 Total................................               $385         $9            $ 3
                                       ================== ==========  =============
FOR THE YEAR ENDED DECEMBER 31, 2009..               $288         $5            $ 1
                                       ================== ==========  =============

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Mortgage Loans Modified in a Troubled Debt Restructuring. See Note 1 for a discussion of loan modifications that are classified as troubled debt restructuring and the types of concessions typically granted. At December 31, 2011, the number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                             MORTGAGE LOANS MODIFIED IN A TROUBLED DEBT
                                        RESTRUCTURING
                             ------------------------------------------
                                      DECEMBER 31, 2011
                             ------------------------------------------
                             NUMBER OF
                             MORTGAGE     CARRYING VALUE AFTER SPECIFIC
                               LOANS         VALUATION ALLOWANCE
                             ---------    -----------------------------
                                              PRE-          POST-
                                          MODIFICATION   MODIFICATION
                                          ------------   ------------
                                                (IN MILLIONS)
               Commercial...         4            $125           $ 87
               Agricultural.         9              40             40
                             ---------    ------------   ------------
                Total.......        13            $165           $127
                             =========    ============   ============

   During the previous 12 months, the Company had three agricultural mortgage loans, with a carrying value after specific valuation allowance of $11 million, modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. During the previous 12 months, there were no commercial mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2011. Payment default is determined in the same manner as delinquency status -- when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days or more; and agricultural mortgage loans -- 90 days or more.

  REAL ESTATE AND REAL ESTATE JOINT VENTURES

   Real estate investments by type consisted of the following:

                                                                   DECEMBER 31,
                                                     ----------------------------------------
                                                             2011                 2010
                                                     -------------------  -------------------
                                                       CARRYING    % OF     CARRYING    % OF
                                                         VALUE     TOTAL      VALUE     TOTAL
                                                     ------------- -----  ------------- -----
                                                     (IN MILLIONS)        (IN MILLIONS)
Traditional.........................................        $3,634  61.7%        $3,211  55.8%
Real estate joint ventures and funds................         2,060  35.0          2,279  39.6
                                                     ------------- -----  ------------- -----
   Real estate and real estate joint ventures.......         5,694  96.7          5,490  95.4
Foreclosed (commercial and agricultural)............           196   3.3             85   1.5
                                                     ------------- -----  ------------- -----
   Real estate held-for-investment..................         5,890 100.0          5,575  96.9
Real estate held-for-sale...........................             1    --            180   3.1
                                                     ------------- -----  ------------- -----
   Total real estate and real estate joint ventures.        $5,891 100.0%        $5,755 100.0%
                                                     ============= =====  ============= =====

   The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised primarily of wholly-owned real estate and, to a much lesser extent, joint ventures with interests in single property income-producing real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties, as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

   Properties acquired through foreclosure were $156 million, $48 million and $121 million for the years ended December 31, 2011, 2010 and 2009, respectively, and include commercial and agricultural properties. After the Company acquires properties through foreclosure, it evaluates whether the properties are appropriate for retention in its traditional real estate portfolio. Foreclosed real estate held at December 31, 2011 and 2010 includes those properties the Company has not selected for retention in its traditional real estate portfolio and which do not meet the criteria to be classified as held-for-sale.

   The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $1.1 billion and $1.3 billion at December 31, 2011 and 2010, respectively. Related depreciation expense on traditional wholly-owned real estate was $125 million, $134 million and $120 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include depreciation expense related to discontinued operations of $7 million, $16 million and $17 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   There were no impairments recognized on real estate held-for-investment for the year ended December 31, 2011. Impairments recognized on real estate held-for-investment were $27 million and $96 million for the years ended December 31, 2010 and 2009, respectively. Impairments recognized on real estate held-for-sale were $1 million for the year ended December 31, 2010. There were no impairments recognized on real estate held-for-sale for the years ended December 31, 2011 and 2009. The Company's carrying value of real estate held-for-sale has been reduced by impairments recorded prior to 2009 of $1 million at both December 31, 2011 and 2010. The carrying value of non-income producing real estate was $110 million and $94 million at December 31, 2011 and 2010, respectively.

  OTHER LIMITED PARTNERSHIP INTERESTS

   The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.3 billion and $4.5 billion at December 31, 2011 and 2010, respectively. Included within other limited partnership interests were $667 million and $604 million at December 31, 2011 and 2010, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally other limited partnership interests accounted for under the cost method, were $3 million, $2 million and $288 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

   The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures, tax credit partnerships and other funds. The portion of these investments accounted for under the equity method had a carrying value of $6.8 billion as of December 31, 2011. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.2 billion as of December 31, 2011. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

   As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2011, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. The Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

   As of, and for the year ended December 31, 2011, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $229.7 billion and $185.6 billion as of December 31, 2011 and 2010, respectively. Aggregate total liabilities of these entities totaled $22.2 billion and $30.6 billion as of December 31, 2011 and 2010, respectively. Aggregate net income (loss) of these entities totaled $8.4 billion, $16.5 billion and $22.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Aggregate net income (loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

  OTHER INVESTED ASSETS

   The following table presents the carrying value of the Company's other invested assets by type at:

                                                                            DECEMBER 31,
                                                              ----------------------------------------
                                                                      2011                 2010
                                                              -------------------  -------------------
                                                                CARRYING    % OF     CARRYING    % OF
                                                                  VALUE     TOTAL      VALUE     TOTAL
                                                              ------------- -----  ------------- -----
                                                              (IN MILLIONS)        (IN MILLIONS)
Freestanding derivatives with positive estimated fair values.       $ 6,936  55.5%        $3,311  42.3%
Leveraged leases, net of non-recourse debt...................         1,832  14.7          1,799  23.0
Loans to affiliates..........................................         1,600  12.8          1,415  18.1
Tax credit partnerships......................................         1,409  11.3            835  10.7
Joint venture investments....................................            59   0.5             51   0.7
Funds withheld...............................................            25   0.2             31   0.4
Other........................................................           644   5.0            380   4.8
                                                              ------------- -----  ------------- -----
 Total.......................................................       $12,505 100.0%        $7,822 100.0%
                                                              ============= =====  ============= =====

   See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See "-- Leveraged Leases" for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. See "-- Related Party Investment Transactions" for information regarding certain loans to affiliates. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. Joint venture investments are accounted for under the equity method and represent the Company's investment in an insurance underwriting joint venture in China. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Leveraged Leases

   Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                               DECEMBER 31,
                                                             -----------------
                                                               2011     2010
                                                             -------- --------
                                                               (IN MILLIONS)
Rental receivables, net..................................... $  1,761 $  1,783
Estimated residual values...................................    1,110    1,136
                                                             -------- --------
  Subtotal..................................................    2,871    2,919
Unearned income.............................................  (1,039)  (1,120)
                                                             -------- --------
   Investment in leveraged leases........................... $  1,832 $  1,799
                                                             ======== ========

   Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 34 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed monthly. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. As of December 31, 2011 and 2010, all rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.3 billion and $1.2 billion at December 31, 2011 and 2010, respectively.

   The components of income from investment in leveraged leases, excluding realized gains (losses) were as follows:

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------
                                                                            2011     2010    2009
                                                                            -----    -----   -----
                                                                              (IN MILLIONS)
Net income from investment in leveraged leases............................. $ 101    $ 102   $  92
Less: Income tax expense on leveraged leases...............................  (35)     (36)    (32)
                                                                            -----    -----   -----
Net investment income after income tax from investment in leveraged leases. $  66    $  66   $  60
                                                                            =====    =====   =====

  CASH EQUIVALENTS

   The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $1.2 billion and $3.1 billion at December 31, 2011 and 2010, respectively.

  PURCHASED CREDIT IMPAIRED INVESTMENTS

   Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

   The table below presents the purchased credit impaired fixed maturity securities held at:

                                                         DECEMBER 31,
                                                         -------------
                                                          2011   2010
                                                         ------ ------
                                                         (IN MILLIONS)
         Outstanding principal and interest balance (1). $3,708 $1,163
         Carrying value (2)............................. $2,675 $  913

----------
(1)Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

   The following table presents information about purchased credit impaired fixed maturity securities acquired during the periods, as of their respective acquisition dates:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2011         2010
                                                            ------       ------
                                                            (IN MILLIONS)
      Contractually required payments (including interest). $4,260       $1,605
      Cash flows expected to be collected (1).............. $3,603       $1,540
      Fair value of investments acquired................... $2,140       $  939

----------
(1)Represents undiscounted principal and interest cash flow expectations at the date of acquisition.

   The following table presents activity for the accretable yield on purchased credit impaired fixed maturity securities for:

                                                            DECEMBER 31,
                                                            -------------
                                                             2011   2010
                                                            ------ ------
                                                            (IN MILLIONS)
       Accretable yield, January 1,........................ $  436 $   --
       Investments purchased...............................  1,463    601
       Accretion recognized in earnings....................   (97)   (62)
       Reclassification (to) from nonaccretable difference.    176  (103)
                                                            ------ ------
       Accretable yield, December 31,...................... $1,978 $  436
                                                            ====== ======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  VARIABLE INTEREST ENTITIES

   The Company holds investments in certain entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2011 and 2010. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                    DECEMBER 31,
                                        -------------------------------------
                                               2011               2010
                                        ------------------ ------------------
                                        TOTAL     TOTAL    TOTAL     TOTAL
                                        ASSETS LIABILITIES ASSETS LIABILITIES
                                        ------ ----------- ------ -----------
                                                    (IN MILLIONS)
   Other limited partnership interests.   $203        $  1   $194        $ 53
   CSEs (1)............................    146         138    243         226
   Other invested assets...............    102           1    108           1
   Real estate joint ventures..........     16          18     20          17
                                        ------ ----------- ------ -----------
      Total............................   $467        $158   $565        $297
                                        ====== =========== ====== ===========

----------
(1)The Company consolidates former QSPEs that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at both December 31, 2011 and 2010, respectively. The long-term debt presented below bears interest primarily at variable rates, payable on a bi-annual basis and is expected to be repaid over the next three years. Interest expense related to these obligations, included in other expenses, was $9 million and $15 million for the years ended December 31, 2011 and 2010, respectively. The assets and liabilities of these CSEs, at estimated fair value, were as follows at:

                                                          DECEMBER 31,
                                                          ------------
                                                          2011    2010
                                                          ----    ----
                                                          (IN MILLIONS)
            ASSETS:
             Trading and other securities................ $117    $201
             Cash and cash equivalents...................   21      39
             Accrued investment income...................    1       3
             Premiums, reinsurance and other receivables.    7      --
                                                            ----   ----
               Total assets.............................. $146    $243
                                                            ====   ====
            LIABILITIES:
             Long-term debt.............................. $116    $184
             Other liabilities...........................   22      42
                                                            ----   ----
               Total liabilities......................... $138    $226
                                                            ====   ====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                             DECEMBER 31,
                                               -----------------------------------------
                                                       2011                 2010
                                               -------------------- --------------------
                                                          MAXIMUM              MAXIMUM
                                               CARRYING  EXPOSURE   CARRYING  EXPOSURE
                                                AMOUNT  TO LOSS (1)  AMOUNT  TO LOSS (1)
                                               -------- ----------- -------- -----------
                                                             (IN MILLIONS)
Fixed maturity securities available-for-sale:
   RMBS (2)...................................  $25,719     $25,719  $30,679     $30,679
   CMBS (2)...................................    9,105       9,105    9,701       9,701
   ABS (2)....................................    6,586       6,586    6,443       6,443
   U.S. corporate securities..................    1,593       1,593    1,283       1,283
   Foreign corporate securities...............      786         786    1,058       1,058
Other limited partnership interests...........    2,537       3,259    2,583       3,281
Other invested assets.........................      745       1,140      514         694
Real estate joint ventures....................       32          49       24          69
                                               -------- ----------- -------- -----------
     Total....................................  $47,103     $48,237  $52,285     $53,208
                                               ======== =========== ======== ===========

----------
(1)The maximum exposure to loss relating to the fixed maturity securities is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $264 million and $225 million at December 31, 2011 and 2010, respectively.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2011, 2010 and 2009.

  RELATED PARTY INVESTMENT TRANSACTIONS

   In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2011     2010    2009
                                                   ------   ------ --------
                                                       (IN MILLIONS)
Estimated fair value of invested assets
  transferred to affiliates....................... $  170   $  444 $     --
Amortized cost of invested assets transferred to
  affiliates...................................... $  164   $  431 $     --
Net investment gains (losses) recognized on
  transfers....................................... $    6   $   13 $     --
Estimated fair value of invested assets
  transferred from affiliates..................... $  132   $  582 $  1,019

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company has loans outstanding to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. During 2011, the Company issued loans to Exeter totaling $525 million bringing the total loans outstanding to $1.6 billion and $1.0 billion at December 31, 2011 and 2010, respectively, which are included in other invested assets. The loans issued in 2011 of $150 million and $375 million are due on July 15, 2021 and December 16, 2021, respectively, and bear interest, payable semi-annually, at 5.64% and 5.86%, respectively. The loans issued in 2009 are due as follows: $500 million due on June 30, 2014, $250 million due on September 30, 2012 and $250 million due on September 30, 2016, respectively, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both the principal and interest payments have been guaranteed by MetLife, Inc. Net investment income from this investment was $74 million, $64 million and $28 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company provides investment administrative services to certain affiliates. Investment administrative service charges to these affiliates, which reduced investment expenses, were $164 million, $107 million and $87 million for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also had additional affiliated net investment income of $3 million, $16 million and $16 million for the years ended December 31, 2011, 2010 and 2009, respectively.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

   See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

   See Note 5 for information about the fair value hierarchy for derivatives.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

   The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                   DECEMBER 31,
                                              -------------------------------------------------------
                                                         2011                        2010
                                              --------------------------- ---------------------------
                                                         ESTIMATED FAIR              ESTIMATED FAIR
                                                           VALUE (1)                   VALUE (1)
PRIMARY UNDERLYING                            NOTIONAL ------------------ NOTIONAL ------------------
RISK EXPOSURE            INSTRUMENT TYPE       AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
------------------  ------------------------- -------- ------ ----------- -------- ------ -----------
                                                                   (IN MILLIONS)
Interest rate       Interest rate swaps...... $ 36,069 $4,609      $  952 $ 25,614 $1,477      $  870
                    Interest rate floors.....   13,290    789          14   13,290    460           4
                    Interest rate caps.......   38,532     83          --   27,253    145          --
                    Interest rate futures....    2,675      6           2    1,246      7          --
                    Interest rate options....    4,624    326          --    5,680    107          23
                    Interest rate forwards...      845     81          14      445     --          36
                    Synthetic GICs...........    4,454     --          --    4,397     --          --
Foreign currency    Foreign currency swaps...   13,149    867         649   13,558  1,024         901
                    Foreign currency forwards    2,014     81          --    2,050     17          16
Credit              Credit default swaps.....    7,765     90          81    6,792     72          79
                    Credit forwards..........       20      4          --       90      2           3
Equity market       Equity futures...........       --     --          --        7     --          --
                    Equity options...........      135     --          --      176     --          --
                                              -------- ------ ----------- -------- ------ -----------
                     Total..................  $123,572 $6,936      $1,712 $100,598 $3,311      $1,932
                                              ======== ====== =========== ======== ====== ===========

----------
(1)The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2011:

                                                REMAINING LIFE
                           ---------------------------------------------------------
                                                      AFTER FIVE
                                       AFTER ONE YEAR    YEARS
                           ONE YEAR OR  THROUGH FIVE  THROUGH TEN AFTER TEN
                              LESS         YEARS         YEARS      YEARS    TOTAL
                           ----------- -------------- ----------- --------- --------
                                                 (IN MILLIONS)
Interest rate swaps.......     $ 4,799        $18,744     $ 4,622   $ 7,904 $ 36,069
Interest rate floors......          --          8,890       1,400     3,000   13,290
Interest rate caps........       3,250         31,271       4,011        --   38,532
Interest rate futures.....       2,675             --          --        --    2,675
Interest rate options.....          65          4,159         400        --    4,624
Interest rate forwards....         580            265          --        --      845
Synthetic GICs............       4,454             --          --        --    4,454
Foreign currency swaps....         727          5,946       4,738     1,738   13,149
Foreign currency forwards.       1,919             16          20        59    2,014
Credit default swaps......         161          6,970         634        --    7,765
Credit forwards...........          20             --          --        --       20
Equity futures............          --             --          --        --       --
Equity options............         135             --          --        --      135
                           ----------- -------------- ----------- --------- --------
   Total..................     $18,785        $76,261     $15,825   $12,701 $123,572
                           =========== ============== =========== ========= ========

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

   The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

   Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

   Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps in the preceding table. Structured interest rate swaps are not designated as hedging instruments.

   The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

   In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

   Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

   The Company writes covered call options on its portfolio of U.S. Treasury securities as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

   The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

   A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

   Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

   Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

   Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

   The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

   In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

   Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

   Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Inter-Bank Offered Rate ("LIBOR"), calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

   The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                    DECEMBER 31,
                                               -----------------------------------------------------------
                                                          2011                          2010
                                               ----------------------------- -----------------------------
                                                        ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
                                               NOTIONAL -------------------- NOTIONAL --------------------
DERIVATIVES DESIGNATED AS HEDGING INSTRUMENTS   AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
---------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                    (IN MILLIONS)
     Fair value hedges:
        Foreign currency swaps................  $ 2,622 $  312         $ 79   $ 3,737 $  572         $126
        Interest rate swaps...................    4,259  1,849           86     4,795    811          154
                                               -------- ------  -----------  -------- ------  -----------
            Subtotal..........................    6,881  2,161          165     8,532  1,383          280
                                               -------- ------  -----------  -------- ------  -----------
     Cash flow hedges:
        Foreign currency swaps................    5,135    314          160     4,487    193          212
        Interest rate swaps...................    2,875    852           --     2,602     95           71
        Interest rate forwards................      345     81           --       445     --           36
        Credit forwards.......................       20      4           --        90      2            3
                                               -------- ------  -----------  -------- ------  -----------
            Subtotal..........................    8,375  1,251          160     7,624    290          322
                                               -------- ------  -----------  -------- ------  -----------
           Total qualifying hedges............  $15,256 $3,412         $325   $16,156 $1,673         $602
                                               ======== ======  ===========  ======== ======  ===========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                 DECEMBER 31,
                                            -----------------------------------------------------------
                                                       2011                          2010
                                            ----------------------------- -----------------------------
                                                     ESTIMATED FAIR VALUE          ESTIMATED FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL -------------------- NOTIONAL --------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT  ASSETS  LIABILITIES   AMOUNT  ASSETS  LIABILITIES
------------------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                 (IN MILLIONS)
Interest rate swaps........................ $ 28,935 $1,908       $  866   $18,217 $  571       $  645
Interest rate floors.......................   13,290    789           14    13,290    460            4
Interest rate caps.........................   38,532     83           --    27,253    145           --
Interest rate futures......................    2,675      6            2     1,246      7           --
Interest rate options......................    4,624    326           --     5,680    107           23
Interest rate forwards.....................      500     --           14        --     --           --
Synthetic GICs.............................    4,454     --           --     4,397     --           --
Foreign currency swaps.....................    5,392    241          410     5,334    259          563
Foreign currency forwards..................    2,014     81           --     2,050     17           16
Credit default swaps.......................    7,765     90           81     6,792     72           79
Equity futures.............................       --     --           --         7     --           --
Equity options.............................      135     --           --       176     --           --
                                            -------- ------  -----------  -------- ------  -----------
   Total non-designated or non-qualifying
     derivatives........................... $108,316 $3,524       $1,387   $84,442 $1,638       $1,330
                                            ======== ======  ===========  ======== ======  ===========

  NET DERIVATIVE GAINS (LOSSES)

   The components of net derivative gains (losses) were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2011     2010    2009
                                                   ------   ------ --------
                                                       (IN MILLIONS)
       Derivatives and hedging gains (losses) (1). $2,040   $  353 $(2,842)
       Embedded derivatives.......................  (462)    (619)  (1,586)
                                                   ------   ------ --------
          Total net derivative gains (losses)..... $1,578   $(266) $(4,428)
                                                   ======   ====== ========

----------
(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents earned income on derivatives for the:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2011     2010    2009
                                                           -----    -----   -----
                                                             (IN MILLIONS)
    Qualifying hedges:
       Net investment income..............................  $ 96     $ 82   $  51
       Interest credited to policyholder account balances.   173      196     180
    Non-qualifying hedges:
       Net investment income..............................   (8)      (4)     (3)
       Net derivative gains (losses)......................   179       53    (51)
                                                           -----    -----   -----
           Total..........................................  $440     $327   $ 177
                                                           =====    =====   =====

  FAIR VALUE HEDGES

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments;
(ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table represents the amount of such net derivative gains (losses):

                                                               NET DERIVATIVE  NET DERIVATIVE INEFFECTIVENESS
                                                               GAINS (LOSSES)  GAINS (LOSSES)  RECOGNIZED IN
DERIVATIVES IN FAIR VALUE      HEDGED ITEMS IN FAIR VALUE        RECOGNIZED    RECOGNIZED FOR NET DERIVATIVE
HEDGING RELATIONSHIPS            HEDGING RELATIONSHIPS         FOR DERIVATIVES  HEDGED ITEMS  GAINS (LOSSES)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps:       Fixed maturity securities..........          $ (18)       $     18           $  --
                           PABs (1)...........................           1,019          (994)              25
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................               1              3               4
                           Foreign-denominated PABs (2).......              28           (55)            (27)
                                                               --------------- -------------- ---------------
   Total...................................................             $1,030       $(1,028)           $   2
                                                               ===============       ========           =====
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps:       Fixed maturity securities..........          $ (13)       $     15           $   2
                           PABs (1)...........................             153          (150)               3
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................              13           (13)              --
                           Foreign-denominated PABs (2).......              47           (34)              13
                                                               --------------- -------------- ---------------
   Total...................................................             $  200       $  (182)           $  18
                                                               ===============       ========           =====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:       Fixed maturity securities..........          $   42       $   (35)           $   7
                           PABs (1)...........................           (956)            947             (9)
Foreign currency swaps:    Foreign-denominated fixed maturity
                             securities.......................            (13)             10             (3)
                           Foreign-denominated PABs (2).......             351          (332)              19
                                                               --------------- -------------- ---------------
   Total...................................................             $(576)       $    590           $  14
                                                               ===============       ========           =====

----------
(1)Fixed rate liabilities.

(2)Fixed rate or floating rate liabilities.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

   The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments;
(ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities;
(iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date, within two months of that date, or were no longer probable of occurring. The net amounts reclassified into net derivative gains (losses) for the years ended December 31, 2011,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010 and 2009 related to such discontinued cash flow hedges were gains (losses) of $3 million, $9 million and ($7) million, respectively.

   At December 31, 2011 and 2010, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed nine years and seven years, respectively.

   The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                                                       YEARS ENDED DECEMBER 31,
                                                                                       ------------------------
                                                                                        2011    2010     2009
                                                                                       ------   -----   ------
                                                                                          (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at January 1,.................. $   90   $(92)   $  137
Gains (losses) deferred in other comprehensive income (loss) on the effective portion
  of cash flow hedges.................................................................  1,231     134    (327)
Amounts reclassified to net derivative gains (losses).................................   (30)      46       93
Amounts reclassified to net investment income.........................................      2       3        7
Amounts reclassified to other expenses................................................     --     (1)       --
Amortization of transition adjustment.................................................     --      --      (2)
                                                                                         ------   -----  ------
Accumulated other comprehensive income (loss), balance at December 31,................ $1,293   $  90   $ (92)
                                                                                         ======   =====  ======

   At December 31, 2011, $26 million of deferred net gains (losses) on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                          AMOUNT OF GAINS             AMOUNT AND LOCATION
                                         (LOSSES) DEFERRED             OF GAINS (LOSSES)                AMOUNT AND LOCATION
                                       IN ACCUMULATED OTHER            RECLASSIFIED FROM                 OF GAINS (LOSSES)
DERIVATIVES IN CASH FLOW               COMPREHENSIVE INCOME     ACCUMULATED OTHER COMPREHENSIVE     RECOGNIZED IN INCOME (LOSS)
HEDGING RELATIONSHIPS                  (LOSS) ON DERIVATIVES    INCOME (LOSS) INTO INCOME (LOSS)          ON DERIVATIVES
-------------------------------------- --------------------- -------------------------------------- ---------------------------
                                                                                                     (INEFFECTIVE PORTION AND
                                                                                                       AMOUNT EXCLUDED FROM
                                        (EFFECTIVE PORTION)           (EFFECTIVE PORTION)             EFFECTIVENESS TESTING)
-                                      --------------------- -------------------------------------- ---------------------------
                                                             NET DERIVATIVE NET INVESTMENT  OTHER         NET DERIVATIVE
                                                             GAINS (LOSSES)     INCOME     EXPENSES       GAINS (LOSSES)
                                                             -------------- -------------- -------- ---------------------------
                                                                            (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2011:
Interest rate swaps...................                $  919         $   --           $  1      $--                        $  1
Foreign currency swaps................                   166              7            (5)       --                           1
Interest rate forwards................                   128             22              2       --                           2
Credit forwards.......................                    18              1             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $1,231         $   30           $(2)      $--                        $  4
                                       ===================== ============== ============== ======== ===========================
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps...................                $   90         $   --           $ --      $ 1                        $  3
Foreign currency swaps................                    74           (56)            (6)       --                          --
Interest rate forwards................                  (35)             10              3       --                         (1)
Credit forwards.......................                     5             --             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $  134         $ (46)           $(3)      $ 1                        $  2
                                       ===================== ============== ============== ======== ===========================
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps...................                $ (47)         $   --           $ --      $--                        $(2)
Foreign currency swaps................                 (409)          (159)            (5)       --                         (1)
Interest rate forwards................                   130             66             --       --                          --
Credit forwards.......................                   (1)             --             --       --                          --
                                       --------------------- -------------- -------------- -------- ---------------------------
   Total..............................                $(327)         $ (93)           $(5)      $--                        $(3)
                                       ===================== ============== ============== ======== ===========================

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

   The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

   When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of equity:

                                                                                             AMOUNT AND LOCATION
                                                                                             OF GAINS (LOSSES)
                                                                                             RECLASSIFIED FROM ACCUMULATED
                                                                                             OTHER COMPREHENSIVE INCOME
                                                                                             (LOSS) INTO INCOME (LOSS)
                                                           AMOUNT OF GAINS (LOSSES)          (EFFECTIVE PORTION)
                                                           DEFERRED IN ACCUMULATED           -----------------------------
                                                           OTHER COMPREHENSIVE INCOME (LOSS)  NET INVESTMENT
                                                           (EFFECTIVE PORTION)                GAINS (LOSSES)
                                                           --------------------------------- -----------------------------
                                                           YEARS ENDED DECEMBER 31,          YEARS ENDED DECEMBER 31,
DERIVATIVES AND NON-DERIVATIVE HEDGING INSTRUMENTS IN NET  --------------------------------- -----------------------------
INVESTMENT HEDGING RELATIONSHIPS (1), (2)                  2011       2010       2009        2011      2010      2009
---------------------------------------------------------  ----       ----       -----       ----      ----     ------
                                                                    (IN MILLIONS)
           Foreign currency forwards......................  $--        $--       $  --        $--       $--     $ (59)
           Foreign currency swaps.........................   --         --        (18)         --        --       (63)
           Non-derivative hedging instruments.............   --         --        (37)         --        --       (11)
                                                           ----       ----       -----       ----      ----     ------
              Total.......................................  $--        $--       $(55)        $--       $--     $(133)
                                                           ====       ====       =====       ====      ====     ======

----------
(1)During the years ended December 31, 2011 and 2010, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings. During the year ended
   December 31, 2009, the Company substantially liquidated, through assumption reinsurance, the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive income (loss) into earnings. See Note 2.

(2)There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations. All components of each derivative and non-derivative hedging instrument's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2011 and 2010, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income
(loss) related to hedges of net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

   The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates;
(vii) credit default swaps, TRRs and structured interest rate swaps to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk;
(xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered call options for income generation; (xiii) synthetic GICs; and (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                    NET          NET
                                                 DERIVATIVE   INVESTMENT
                                               GAINS (LOSSES) INCOME (1)
                                               -------------- ----------
                                                     (IN MILLIONS)
        FOR THE YEAR ENDED DECEMBER 31, 2011:
        Interest rate swaps...................       $  1,073      $  --
        Interest rate floors..................            319         --
        Interest rate caps....................          (185)         --
        Interest rate futures.................            240         --
        Foreign currency swaps................             72         --
        Foreign currency forwards.............             31         --
        Equity options........................             --       (14)
        Interest rate options.................            246         --
        Interest rate forwards................           (14)         --
        Swap spreadlocks......................             --         --
        Credit default swaps..................             13          5
        Total rate of return swaps............             --         --
                                               -------------- ----------
         Total................................       $  1,795      $ (9)
                                               ============== ==========
        FOR THE YEAR ENDED DECEMBER 31, 2010:
        Interest rate swaps...................       $     74      $  --
        Interest rate floors..................             95         --
        Interest rate caps....................          (165)         --
        Interest rate futures.................            108         --
        Foreign currency swaps................            118         --
        Foreign currency forwards.............           (12)         --
        Equity options........................            (2)       (17)
        Interest rate options.................             30         --
        Interest rate forwards................              7         --
        Swap spreadlocks......................             --         --
        Credit default swaps..................             28        (2)
        Total rate of return swaps............             15         --
                                               -------------- ----------
         Total................................       $    296      $(19)
                                               ============== ==========
        FOR THE YEAR ENDED DECEMBER 31, 2009:
        Interest rate swaps...................       $  (880)      $  --
        Interest rate floors..................          (514)         --
        Interest rate caps....................             27         --
        Interest rate futures.................          (155)         --
        Foreign currency swaps................          (584)         --
        Foreign currency forwards.............          (151)         --
        Equity options........................              2        (2)
        Interest rate options.................          (379)         --
        Interest rate forwards................            (7)         --
        Swap spreadlocks......................           (38)         --
        Credit default swaps..................          (195)       (11)
        Total rate of return swaps............             63         --
                                               -------------- ----------
         Total................................       $(2,811)      $(13)
                                               ============== ==========

----------
(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

                     \METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CREDIT DERIVATIVES

   In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $5.4 billion and $4.2 billion at December 31, 2011 and 2010, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2011, the Company would have paid $29 million to terminate all of these contracts, and at December 31, 2010, the Company would have received
$49 million to terminate all of these contracts.

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                              DECEMBER 31,
                                              -----------------------------------------------------------------------------
                                                               2011                                   2010
                                              -------------------------------------- --------------------------------------
                                                            MAXIMUM                                MAXIMUM
                                              ESTIMATED      AMOUNT                  ESTIMATED      AMOUNT
                                              FAIR VALUE   OF FUTURE      WEIGHTED   FAIR VALUE   OF FUTURE      WEIGHTED
                                              OF CREDIT  PAYMENTS UNDER   AVERAGE    OF CREDIT  PAYMENTS UNDER   AVERAGE
RATING AGENCY DESIGNATION OF REFERENCED        DEFAULT   CREDIT DEFAULT   YEARS TO    DEFAULT   CREDIT DEFAULT   YEARS TO
CREDIT OBLIGATIONS (1)                          SWAPS      SWAPS (2)    MATURITY (3)   SWAPS      SWAPS (2)    MATURITY (3)
--------------------------------------------- ---------- -------------- ------------ ---------- -------------- ------------
                                                    (IN MILLIONS)                          (IN MILLIONS)
Aaa/Aa/A
Single name credit default swaps (corporate).      $   3         $  488          3.1        $ 4         $  423          3.9
Credit default swaps referencing indices.....        (1)          2,150          3.0         34          2,247          3.7
                                              ---------- --------------              ---------- --------------
  Subtotal...................................          2          2,638          3.0         38          2,670          3.7
                                              ---------- --------------              ---------- --------------
Baa
Single name credit default swaps (corporate).       (10)            750          3.6          5            730          4.4
Credit default swaps referencing indices.....       (19)          1,959          4.9          6            728          5.0
                                              ---------- --------------              ---------- --------------
  Subtotal...................................       (29)          2,709          4.5         11          1,458          4.7
                                              ---------- --------------              ---------- --------------
Ba
Single name credit default swaps (corporate).         --             25          3.5         --             25          4.4
Credit default swaps referencing indices.....         --             --           --         --             --           --
                                              ---------- --------------              ---------- --------------
  Subtotal...................................         --             25          3.5         --             25          4.4
                                              ---------- --------------              ---------- --------------
B
Single name credit default swaps (corporate).         --             --           --         --             --           --
Credit default swaps referencing indices.....        (2)             25          4.8         --             --           --
                                              ---------- --------------              ---------- --------------
  Subtotal...................................        (2)             25          4.8         --             --           --
                                              ---------- --------------              ---------- --------------
   Total.....................................      $(29)         $5,397          3.8        $49         $4,153          4.1
                                              ========== ==============              ========== ==============

----------
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service, S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

   The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $5.4 billion and $4.2 billion from the table above were $80 million and $120 million at December 31, 2011 and 2010, respectively.

  CREDIT RISK ON FREESTANDING DERIVATIVES

   The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

   The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

   The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivative instruments. At December 31, 2011 and 2010, the Company was obligated to return cash collateral under its control of $4.4 billion and $1.0 billion, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2011 and 2010, the Company had received collateral consisting of various securities with a fair market value of $768 million and $501 million, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2011, none of the collateral had been sold or repledged.

   The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

   The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                   ESTIMATED FAIR VALUE OF FAIR VALUE OF INCREMENTAL COLLATERAL
                                                    COLLATERAL PROVIDED:              PROVIDED UPON:
-                                                  ----------------------- ------------------------------------
                                                                                          DOWNGRADE IN THE
                                                                           ONE NOTCH  COMPANY'S CREDIT RATING
                                                                           DOWNGRADE  TO A LEVEL THAT TRIGGERS
                                    ESTIMATED                               IN THE         FULL OVERNIGHT
                                FAIR VALUE (1) OF                          COMPANY'S    COLLATERALIZATION OR
                                DERIVATIVES IN NET FIXED MATURITY           CREDIT          TERMINATION
                                LIABILITY POSITION SECURITIES (2) CASH (3)  RATING   OF THE DERIVATIVE POSITION
-                               ------------------ -------------- -------- --------- --------------------------
                                                                 (IN MILLIONS)
DECEMBER 31, 2011:
Derivatives subject to credit-
  contingent provisions........               $151           $ 94      $--       $25                       $ 64
Derivatives not subject to
  credit-contingent provisions.                 --             --       --        --                         --
                                ------------------ -------------- -------- --------- --------------------------
 Total.........................               $151           $ 94      $--       $25                       $ 64
                                ================== ============== ======== ========= ==========================
DECEMBER 31, 2010:
Derivatives subject to credit-
  contingent provisions........               $243           $120      $--       $35                       $110
Derivatives not subject to
  credit-contingent provisions.                  1             --        1        --                         --
                                ------------------ -------------- -------- --------- --------------------------
 Total.........................               $244           $120      $ 1       $35                       $110
                                ================== ============== ======== ========= ==========================

----------
(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral.

(3)Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

   Without considering the effect of netting agreements, the estimated fair value of the Company's OTC derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2011 was $216 million. At December 31, 2011, the Company provided collateral of $94 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and (ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2011 would be $122 million. This amount does not consider gross derivative assets of $65 million for which the Company has the contractual right of offset.

   The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2011 and 2010, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2011 and 2010, the Company provided cash collateral for exchange-traded futures of $37 million and $21 million, respectively, which is included in premiums, reinsurance and other receivables.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  EMBEDDED DERIVATIVES

   The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and options embedded in debt or equity securities.

   The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                DECEMBER 31,
                                                                ------------
                                                                 2011   2010
                                                                ------  -----
                                                                (IN MILLIONS)
   Net embedded derivatives within asset host contracts:
    Ceded guaranteed minimum benefits.......................... $1,163  $ 295
    Options embedded in debt or equity securities..............   (15)   (24)
                                                                ------  -----
      Net embedded derivatives within asset host contracts..... $1,148  $ 271
                                                                ======  =====
   Net embedded derivatives within liability host contracts:
    Direct guaranteed minimum benefits......................... $  307  $(77)
    Funds withheld on ceded reinsurance........................  1,646    754
    Other......................................................     17     11
                                                                ------  -----
      Net embedded derivatives within liability host contracts. $1,970  $ 688
                                                                ======  =====

   The following table presents changes in estimated fair value related to embedded derivatives:

                                                 YEARS ENDED DECEMBER 31,
                                                 ----------------------
                                                  2011     2010    2009
                                                 ------   ------ --------
                                                     (IN MILLIONS)
         Net derivative gains (losses) (1), (2). $(462)   $(619) $(1,586)

----------

(1)The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were $88 million, ($43) million and ($380) million for the years ended December 31, 2011, 2010 and 2009, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($219) million, $82 million and $624 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(2)See Note 9 for discussion of affiliated net derivative gains (losses) included in the table above.

5.  FAIR VALUE

   Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

   The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                                   DECEMBER 31, 2011
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................            $    --          $ 56,777      $ 4,919  $ 61,696
  Foreign corporate securities...............................                 --            26,888        2,258    29,146
  U.S. Treasury and agency securities........................             11,450            14,369           25    25,844
  RMBS.......................................................                 --            25,028          691    25,719
  CMBS.......................................................                 --             8,886          219     9,105
  ABS........................................................                 --             5,440        1,146     6,586
  State and political subdivision securities.................                 --             6,182           --     6,182
  Foreign government securities..............................                 --             3,609          291     3,900
                                                              ------------------ ----------------- ------------ ---------
   Total fixed maturity securities...........................             11,450           147,179        9,549   168,178
                                                              ------------------ ----------------- ------------ ---------
Equity securities:
  Common stock...............................................                 79               673          104       856
  Non-redeemable preferred stock.............................                 --               129          293       422
                                                              ------------------ ----------------- ------------ ---------
   Total equity securities...................................                 79               802          397     1,278
                                                              ------------------ ----------------- ------------ ---------
Trading and other securities:
  Actively Traded Securities.................................                 --               473           --       473
  FVO general account securities.............................                 --                93           14       107
  FVO securities held by CSEs................................                 --               117           --       117
                                                              ------------------ ----------------- ------------ ---------
   Total trading and other securities........................                 --               683           14       697
                                                              ------------------ ----------------- ------------ ---------
Short-term investments (1)...................................              1,641             4,364          134     6,139
Derivative assets: (2)
  Interest rate contracts....................................                  6             5,807           81     5,894
  Foreign currency contracts.................................                 --               892           56       948
  Credit contracts...........................................                 --                71           23        94
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative assets...................................                  6             6,770          160     6,936
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within asset host contracts (3).....                 --                --        1,163     1,163
Separate account assets (4)..................................             22,445            83,151        1,082   106,678
                                                              ------------------ ----------------- ------------ ---------
    Total assets.............................................            $35,621          $242,949      $12,499  $291,069
                                                              ================== ================= ============ =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts....................................            $     2          $    966      $    14  $    982
  Foreign currency contracts.................................                 --               649           --       649
  Credit contracts...........................................                 --                59           22        81
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative liabilities..............................                  2             1,674           36     1,712
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within liability host contracts (3).                 --                17        1,953     1,970
Long-term debt of CSEs.......................................                 --                --          116       116
Trading liabilities (5)......................................                124                 3           --       127
                                                              ------------------ ----------------- ------------ ---------
    Total liabilities........................................            $   126          $  1,694      $ 2,105  $  3,925
                                                              ================== ================= ============ =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                                   DECEMBER 31, 2010
                                                              -----------------------------------------------------------
                                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                                              -------------------------------------------------
                                                               QUOTED PRICES IN
                                                              ACTIVE MARKETS FOR                   SIGNIFICANT    TOTAL
                                                               IDENTICAL ASSETS  SIGNIFICANT OTHER UNOBSERVABLE ESTIMATED
                                                               AND LIABILITIES   OBSERVABLE INPUTS    INPUTS      FAIR
                                                                  (LEVEL 1)          (LEVEL 2)      (LEVEL 3)     VALUE
                                                              ------------------ ----------------- ------------ ---------
                                                                                     (IN MILLIONS)
ASSETS:
Fixed maturity securities:
  U.S. corporate securities..................................            $    --          $ 48,064      $ 5,063  $ 53,127
  Foreign corporate securities...............................                 --            27,771        2,796    30,567
  U.S. Treasury and agency securities........................              7,728            13,205           44    20,977
  RMBS.......................................................                274            28,420        1,985    30,679
  CMBS.......................................................                 --             9,540          161     9,701
  ABS........................................................                 --             4,929        1,514     6,443
  State and political subdivision securities.................                 --             4,583            1     4,584
  Foreign government securities..............................                 --             3,286          171     3,457
                                                              ------------------ ----------------- ------------ ---------
   Total fixed maturity securities...........................              8,002           139,798       11,735   159,535
                                                              ------------------ ----------------- ------------ ---------
Equity securities:
  Common stock...............................................                176               717           79       972
  Non-redeemable preferred stock.............................                 --               216          633       849
                                                              ------------------ ----------------- ------------ ---------
   Total equity securities...................................                176               933          712     1,821
                                                              ------------------ ----------------- ------------ ---------
Trading and other securities:
  Actively Traded Securities.................................                 --               453           10       463
  FVO general account securities.............................                 --                21           50        71
  FVO securities held by CSEs................................                 --               201           --       201
                                                              ------------------ ----------------- ------------ ---------
   Total trading and other securities........................                 --               675           60       735
                                                              ------------------ ----------------- ------------ ---------
Short-term investments (1)...................................              1,001               845          379     2,225
Derivative assets: (2)
  Interest rate contracts....................................                  7             2,175           14     2,196
  Foreign currency contracts.................................                 --               995           46     1,041
  Credit contracts...........................................                 --                35           39        74
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative assets...................................                  7             3,205           99     3,311
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within asset host contracts (3).....                 --                --          295       295
Separate account assets (4)..................................             19,550            76,770        1,509    97,829
                                                              ------------------ ----------------- ------------ ---------
    Total assets.............................................            $28,736          $222,226      $14,789  $265,751
                                                              ================== ================= ============ =========
LIABILITIES:
Derivative liabilities: (2)
  Interest rate contracts....................................            $    --          $    896      $    37  $    933
  Foreign currency contracts.................................                 --               917           --       917
  Credit contracts...........................................                 --                76            6        82
  Equity market contracts....................................                 --                --           --        --
                                                              ------------------ ----------------- ------------ ---------
   Total derivative liabilities..............................                 --             1,889           43     1,932
                                                              ------------------ ----------------- ------------ ---------
Net embedded derivatives within liability host contracts (3).                 --                11          677       688
Long-term debt of CSEs.......................................                 --                --          184       184
Trading liabilities (5)......................................                 46                --           --        46
                                                              ------------------ ----------------- ------------ ---------
    Total liabilities........................................            $    46          $  1,900      $   904  $  2,850
                                                              ================== ================= ============ =========

----------
(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within PABs and other liabilities. At December 31, 2011, fixed maturity securities and equity securities also included embedded derivatives of less than $1 million and ($15) million, respectively. At December 31, 2010, fixed maturity securities and equity securities included embedded derivatives of $1 million and ($25) million, respectively.

(4)Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

   See Note 3 for discussion of CSEs included in the tables above and for certain prior year amounts which have been reclassified to conform with the 2011 presentation.

   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   When available, the estimated fair value of the Company's fixed maturity securities, equity securities, trading and other securities and short-term investments are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

   When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

   The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

   When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

market participants would use when pricing such securities and are considered appropriate given the circumstances.

   The estimated fair value of FVO securities held by CSEs is determined on a basis consistent with the methodologies described herein for fixed maturity securities and equity securities. The Company consolidates certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and other securities.

   The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.

   The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

   Most inputs for OTC derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Embedded Derivatives Within Asset and Liability Host Contracts

   Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

   The fair value of these guarantees is estimated using the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates.

   The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs.

   The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for nonperformance risk. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Separate Account Assets

   Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Long-term Debt of CSEs

   The Company has elected the FVO for the long-term debt of CSEs. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Trading Liabilities

   Trading liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. The estimated fair value of trading liabilities is determined on a basis consistent with the methodologies described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments."

   VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

   A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

   The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

   While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect management's own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

   These securities are comprised of U.S. Treasury and agency securities, RMBS principally to-be-announced securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Derivative Assets and Derivative Liabilities

   These assets and liabilities are comprised of exchange-traded derivatives. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Separate Account Assets

   These assets are comprised of (i) securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and (ii) certain exchange-traded derivatives, including financial futures and owned options. Valuation of these assets is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 2 securities described below.

   U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

   Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

   Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common and non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

  Derivative Assets and Derivative Liabilities

   This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

  Interest rate contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and repurchase rates.

   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

  Foreign currency contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

  Credit contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

  Equity market contracts.

   Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels and dividend yield curves.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

  Embedded Derivatives Contained in Certain Funding Agreements

   These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the spot equity and bond index level.

  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities, short-term investments and derivative assets referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

   In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described in Level 2 Measurements. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

   This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

   U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

   Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and RMBS supported by sub-prime mortgage loans included in this level are valued based on inputs including

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

   quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

   Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

   Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Derivative Assets and Derivative Liabilities

   These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Interest rate contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

    Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and interest rate volatility.

  Foreign currency contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and cross currency basis curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Credit contracts.

    Non-option-based -- Significant unobservable inputs may include credit spreads, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Equity market contracts.

    Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


    Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

  Direct Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

  Reinsurance Ceded on Certain Guaranteed Minimum Benefits

   These embedded derivatives are principally valued using an income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those previously described under "Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

  Embedded Derivatives Within Funds Withheld Related to Certain Ceded
  Reinsurance

   These embedded derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

   These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities and derivative assets referred to above. Separate account assets within this level also include mortgage loans and other limited partnership interests. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

  Long-term Debt of CSEs

   The estimated fair value of the long-term debt of the Company's CSEs are priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived from or corroborated by observable market data.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


TRANSFERS BETWEEN LEVELS 1 AND 2:

   During the years ended December 31, 2011 and 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

   Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the years ended December 31, 2011 and 2010 are summarized below.

   Transfers into Level 3 were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade), which have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value.

   During the year ended December 31, 2011, transfers into Level 3 for fixed maturity securities of $299 million and for separate account assets of $18 million, were principally comprised of certain U.S. and foreign corporate securities. During the year ended December 31, 2010, transfers into Level 3 for fixed maturity securities of $1.3 billion and for separate account assets of $46 million, were principally comprised of certain U.S. and foreign corporate securities.

   Transfers out of Level 3 resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

   During the year ended December 31, 2011, transfers out of Level 3 for fixed maturity securities of $3.1 billion and for separate account assets of $252 million, were principally comprised of certain RMBS, U.S. and foreign corporate securities, and ABS. During the year ended December 31, 2010, transfers out of Level 3 for fixed maturity securities of $1.1 billion and for separate account assets of $231 million, were principally comprised of certain U.S. and foreign corporate securities, RMBS, ABS and foreign government securities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective time periods:

                                                  FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                               -----------------------------------------------------------------------------
                                                                        FIXED MATURITY SECURITIES:
                                               -----------------------------------------------------------------------------
                                                                        U.S.                           STATE AND
                                                  U.S.     FOREIGN    TREASURY                         POLITICAL   FOREIGN
                                               CORPORATE  CORPORATE  AND AGENCY                       SUBDIVISION GOVERNMENT
                                               SECURITIES SECURITIES SECURITIES   RMBS   CMBS   ABS   SECURITIES  SECURITIES
                                               ---------- ---------- ---------- -------- ----- ------ ----------- ----------
                                                                               (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,...........................     $5,063   $  2,796      $  44 $  1,985 $ 161 $1,514        $  1      $ 171
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
   Net investment income......................          4          7         --       10    --      2          --          6
   Net investment gains (losses)..............       (15)         16         --     (10)   (1)   (12)          --         --
   Net derivative gains (losses)..............         --         --         --       --    --     --          --         --
 Other comprehensive income (loss)............        258       (24)          2     (52)    28     42          --         17
Purchases (3).................................        789        915         --       78   106    670          --        118
Sales (3).....................................      (653)    (1,129)        (1)    (127)  (86)  (370)          --       (21)
Issuances (3).................................         --         --         --       --    --     --          --         --
Settlements (3)...............................         --         --         --       --    --     --          --         --
Transfers into Level 3 (4)....................        122        155         --       --    11     11          --         --
Transfers out of Level 3 (4)..................      (649)      (478)       (20)  (1,193)    --  (711)         (1)         --
                                               ---------- ---------- ---------- -------- ----- ------ ----------- ----------
Balance, December 31,.........................     $4,919   $  2,258      $  25 $    691 $ 219 $1,146        $ --      $ 291
                                               ========== ========== ========== ======== ===== ====== =========== ==========
Changes in unrealized gains (losses) relating
 to assets and liabilities still held at
 December 31, 2011 included in earnings:
   Net investment income......................     $    4   $      5      $  -- $     11 $  -- $    2        $ --      $   5
   Net investment gains (losses)..............     $ (27)   $   (22)      $  -- $   (10) $  -- $  (9)        $ --      $  --
   Net derivative gains (losses)..............     $   --   $     --      $  -- $     -- $  -- $   --        $ --      $  --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              -------------------------------------------------------------------------
                                              EQUITY SECURITIES:    TRADING AND OTHER SECURITIES:
                                              --------------------- --------------------------
                                                          NON-                         FVO
                                                       REDEEMABLE    ACTIVELY        GENERAL                    SEPARATE
                                              COMMON   PREFERRED      TRADED         ACCOUNT      SHORT-TERM    ACCOUNT
                                              STOCK      STOCK      SECURITIES      SECURITIES    INVESTMENTS  ASSETS (5)
                                              ------   ----------   ----------      ----------    -----------  ----------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..........................  $  79       $  633         $ 10           $  50         $  379      $1,509
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................     --           --           --             (6)              1          --
  Net investment gains (losses)..............     11         (45)           --              --            (1)         101
  Net derivative gains (losses)..............     --           --           --              --             --          --
 Other comprehensive income (loss)...........     11            1           --              --             --          --
Purchases (3)................................     22            2           --              --            134         188
Sales (3)....................................   (20)        (298)          (8)            (30)          (379)       (482)
Issuances (3)................................     --           --           --              --             --          --
Settlements (3)..............................     --           --           --              --             --          --
Transfers into Level 3 (4)...................      1           --           --              --             --          18
Transfers out of Level 3 (4).................     --           --          (2)              --             --       (252)
                                              ------   ----------   ----------      ----------    -----------  ----------
Balance, December 31,........................  $ 104       $  293         $ --           $  14         $  134      $1,082
                                              ======   ==========   ==========      ==========    ===========  ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2011 included in
 earnings:
  Net investment income......................  $  --       $   --         $ --           $ (6)         $    1      $   --
  Net investment gains (losses)..............  $ (6)       $ (16)         $ --           $  --         $  (1)      $   --
  Net derivative gains (losses)..............  $  --       $   --         $ --           $  --         $   --      $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              --------------------------------------------------------------------
                                                       NET DERIVATIVES: (6)
                                              ---------------------------------------
                                              INTEREST      FOREIGN             EQUITY         NET
                                                RATE       CURRENCY   CREDIT    MARKET      EMBEDDED      LONG-TERM
                                              CONTRACTS    CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (7) DEBT OF CSES
                                              ---------    --------- --------- --------- --------------- ------------
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2011:
Balance, January 1,..........................     $(23)          $46     $  33       $--          $(382)       $(184)
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................        --           --        --        --              --           --
  Net investment gains (losses)..............        --           --        --        --              --          (8)
  Net derivative gains (losses)..............       (7)           10      (33)        --           (458)           --
 Other comprehensive income (loss)...........       130           --        14        --              --           --
Purchases (3)................................        --           --        --        --              --           --
Sales (3)....................................        --           --        --        --              --           --
Issuances (3)................................        --           --       (2)        --              --           --
Settlements (3)..............................      (33)           --      (11)        --              50           76
Transfers into Level 3 (4)...................        --           --        --        --              --           --
Transfers out of Level 3 (4).................        --           --        --        --              --           --
                                              ---------    --------- --------- --------- --------------- ------------
Balance, December 31,........................     $  67          $56     $   1       $--          $(790)       $(116)
                                              =========    ========= ========= ========= =============== ============
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2011 included in
 earnings:
  Net investment income......................     $  --          $--     $  --       $--          $   --       $   --
  Net investment gains (losses)..............     $  --          $--     $  --       $--          $   --       $  (8)
  Net derivative gains (losses)..............     $(13)          $10     $(32)       $--          $(454)       $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              ---------------------------------------------------------------------------
                                                                      FIXED MATURITY SECURITIES:
                                              ---------------------------------------------------------------------------
                                                                       U.S.                         STATE AND
                                                 U.S.     FOREIGN    TREASURY                       POLITICAL   FOREIGN
                                              CORPORATE  CORPORATE  AND AGENCY                     SUBDIVISION GOVERNMENT
                                              SECURITIES SECURITIES SECURITIES  RMBS  CMBS   ABS   SECURITIES  SECURITIES
                                              ---------- ---------- ---------- ------ ----- ------ ----------- ----------
                                                                             (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................     $4,674     $3,456        $-- $2,290 $  87 $  958       $  20     $  249
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................         17        (1)         --     63     2      5          --          5
  Net investment gains (losses)..............       (10)       (32)         --   (47)   (2)   (33)          --        (1)
  Net derivative gains (losses)..............         --         --         --     --    --     --          --         --
 Other comprehensive income (loss)...........        184        179         --    234    50    113          --         16
Purchases, sales, issuances and settlements
 (3).........................................      (400)      (709)         22  (420)  (21)    581           2         15
Transfers into Level 3 (4)...................        751        351         22     57    45     29          --         --
Transfers out of Level 3 (4).................      (153)      (448)         --  (192)    --  (139)        (21)      (113)
                                              ---------- ---------- ---------- ------ ----- ------ ----------- ----------
Balance, December 31,........................     $5,063     $2,796        $44 $1,985 $ 161 $1,514       $   1     $  171
                                              ========== ========== ========== ====== ===== ====== =========== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................     $    8     $  (2)        $-- $   62 $   1 $    5       $  --     $    5
  Net investment gains (losses)..............     $ (32)     $ (43)        $-- $ (26) $ (2) $ (23)       $  --     $   --
  Net derivative gains (losses)..............     $   --     $   --        $-- $   -- $  -- $   --       $  --     $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              -------------------------------------------------------------------------
                                              EQUITY SECURITIES:    TRADING AND OTHER SECURITIES:
                                              --------------------- --------------------------
                                                          NON-                         FVO
                                                       REDEEMABLE    ACTIVELY        GENERAL                    SEPARATE
                                              COMMON   PREFERRED      TRADED         ACCOUNT      SHORT-TERM    ACCOUNT
                                              STOCK      STOCK      SECURITIES      SECURITIES    INVESTMENTS  ASSETS (5)
                                              ------   ----------   ----------      ----------    -----------  ----------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................   $ 64       $  793        $  32           $  51           $  8      $1,583
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................     --           --           --              10              1          --
  Net investment gains (losses)..............    (1)           30           --              --             --         142
  Net derivative gains (losses)..............     --           --           --              --             --          --
 Other comprehensive income (loss)...........     --            2           --              --             --          --
Purchases, sales, issuances and settlements
 (3).........................................     16        (192)         (22)            (30)            370        (31)
Transfers into Level 3 (4)...................      1           --           --              37             --          46
Transfers out of Level 3 (4).................    (1)           --           --            (18)             --       (231)
                                              ------   ----------   ----------      ----------    -----------  ----------
Balance, December 31,........................   $ 79       $  633        $  10           $  50           $379      $1,509
                                              ======   ==========   ==========      ==========    ===========  ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................   $ --       $   --        $  --           $  13           $  1      $   --
  Net investment gains (losses)..............   $(2)       $  (3)        $  --           $  --           $ --      $   --
  Net derivative gains (losses)..............   $ --       $   --        $  --           $  --           $ --      $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              ------------------------------------------------------------------------
                                                       NET DERIVATIVES: (6)
                                              ---------------------------------------
                                              INTEREST   FOREIGN             EQUITY         NET
                                                RATE    CURRENCY   CREDIT    MARKET      EMBEDDED        LONG-TERM
                                              CONTRACTS CONTRACTS CONTRACTS CONTRACTS DERIVATIVES (7) DEBT OF CSES (8)
                                              --------- --------- --------- --------- --------------- ----------------
                                                                           (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
Balance, January 1,..........................     $  --     $  53      $ 37      $  2          $  166           $   --
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................        --        --        --        --              --               --
  Net investment gains (losses)..............        --        --        --        --              --               48
  Net derivative gains (losses)..............        23        28         2       (2)           (588)               --
 Other comprehensive income (loss)...........      (36)        --         1        --              --               --
Purchases, sales, issuances and settlements
 (3).........................................      (10)      (35)       (7)        --              40            (232)
Transfers into Level 3 (4)...................        --        --        --        --              --               --
Transfers out of Level 3 (4).................        --        --        --        --              --               --
                                              --------- --------- --------- --------- --------------- ----------------
Balance, December 31,........................     $(23)     $  46      $ 33      $ --          $(382)           $(184)
                                              ========= ========= ========= ========= =============== ================
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2010 included in
 earnings:
  Net investment income......................     $  --     $  --      $ --      $ --          $   --           $   --
  Net investment gains (losses)..............     $  --     $  --      $ --      $ --          $   --           $   48
  Net derivative gains (losses)..............     $  23     $  21      $  3      $(2)          $(584)           $   --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                              --------------------------------------------------------------------------
                                                                      FIXED MATURITY SECURITIES:
                                              --------------------------------------------------------------------------
                                                                       U.S.                        STATE AND
                                                 U.S.     FOREIGN    TREASURY                      POLITICAL   FOREIGN
                                              CORPORATE  CORPORATE  AND AGENCY                    SUBDIVISION GOVERNMENT
                                              SECURITIES SECURITIES SECURITIES  RMBS  CMBS   ABS  SECURITIES  SECURITIES
                                              ---------- ---------- ---------- ------ ----- ----- ----------- ----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..........................   $  5,089     $3,367      $  48 $1,077 $ 138 $ 783       $  76      $ 202
Total realized/unrealized gains (losses)
 included in:
 Earnings: (1), (2)
  Net investment income......................         12        (8)         --     36    --     2          --          3
  Net investment gains (losses)..............      (288)      (202)         --   (22)     6  (44)          --        (1)
  Net derivative gains (losses)..............         --         --         --     --    --    --          --         --
 Other comprehensive income (loss)...........        572      1,156         --    148     4   213           1         18
Purchases, sales, issuances and settlements
 (3).........................................    (1,002)      (614)       (27)  1,104  (38)  (31)        (15)         66
Transfers into and/or out of Level 3 (4).....        291      (243)       (21)   (53)  (23)    35        (42)       (39)
                                              ---------- ---------- ---------- ------ ----- ----- ----------- ----------
Balance, December 31,........................   $  4,674     $3,456      $  -- $2,290 $  87 $ 958       $  20      $ 249
                                              ========== ========== ========== ====== ===== ===== =========== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities still
 held at December 31, 2009 included in
 earnings:
  Net investment income......................   $     11     $  (7)      $  -- $   36 $  -- $   2       $  --      $   3
  Net investment gains (losses)..............   $  (281)     $(106)      $  -- $ (41) $ (5) $(50)       $  --      $  --
  Net derivative gains (losses)..............   $     --     $   --      $  -- $   -- $  -- $  --       $  --      $  --

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                         -----------------------------------------------------------------------------------
                                         EQUITY SECURITIES:
                                         -----------------
                                                    NON-                 TRADING
                                                 REDEEMABLE                AND                           NET        SEPARATE
                                         COMMON  PREFERRED  SHORT-TERM    OTHER          NET          EMBEDDED      ACCOUNT
                                         STOCK     STOCK    INVESTMENTS SECURITIES DERIVATIVES (6) DERIVATIVES (7) ASSETS (5)
                                         ------  ---------- ----------- ---------- --------------- --------------- ----------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,.....................   $ 59      $  918       $  75      $ 116           $(19)        $  1,702     $1,486
Total realized/unrealized gains
 (losses) included in:
 Earnings: (1), (2)
  Net investment income.................     --          --          --         16              --              --         --
  Net investment gains (losses).........    (2)       (251)         (9)         --              --              --      (221)
  Net derivative gains (losses).........     --          --          --         --              35         (1,570)         --
 Other comprehensive income (loss)......    (2)         355          --         --             (1)              --         --
Purchases, sales, issuances, and
 settlements (3)........................      9       (190)        (53)       (49)              79              34        452
Transfers into and/or out of Level 3 (4)     --        (39)         (5)         --             (2)              --      (134)
                                         ------  ---------- ----------- ---------- --------------- --------------- ----------
Balance, December 31,...................   $ 64      $  793       $   8      $  83           $  92        $    166     $1,583
                                         ======  ========== =========== ========== =============== =============== ==========
Changes in unrealized gains (losses)
 relating to assets and liabilities
 still held at December 31, 2009
 included in earnings:
  Net investment income.................   $ --      $   --       $  --      $  15           $  --        $     --     $   --
  Net investment gains (losses).........   $(1)      $(128)       $  --      $  --           $  --        $     --     $   --
  Net derivative gains (losses).........   $ --      $   --       $  --      $  --           $  96        $(1,568)     $   --

----------
(1)Amortization of premium/discount is included within net investment income. Impairments charged to earnings on securities are included within net investment gains (losses). Lapses associated with embedded derivatives are included within net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For the year ended December 31, 2011, fees attributed to net embedded derivatives are included within settlements. For the years ended December 31, 2010 and 2009, fees attributed to net embedded derivatives are included within purchases, sales, issuances and settlements.

(4)Total gains and losses (in earnings and other comprehensive income (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and/or out of Level 3 in the same period are excluded from the rollforward.

(5)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(6)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(7)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

(8)The long-term debt of the CSEs at January 1, 2010 is reported within the purchases, sales, issuances and settlements caption of the rollforward.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Assets and Liabilities Held by CSEs

   The Company has elected the FVO for the following assets and liabilities held by CSEs: securities and long-term debt. Information on the estimated fair value of the securities classified as trading and other securities is presented in Note 3. The following table presents the long-term debt carried under the FVO related to securities classified as trading and other securities at:

                                                                    DECEMBER 31,
                                                                    -------------
                                                                    2011   2010
                                                                    -----  -----
                                                                    (IN MILLIONS)
 Contractual principal balance..................................... $ 138  $ 214
 Excess of contractual principal balance over estimated fair value.  (22)   (30)
                                                                    -----  -----
  Carrying value at estimated fair value........................... $ 116  $ 184
                                                                    =====  =====

   Interest income on securities classified as trading and other securities held by CSEs is recorded in net investment income. Interest expense on long-term debt of CSEs is recorded in other expenses. Gains and losses from initial measurement, subsequent changes in estimated fair value and gains or losses on sales of long-term debt are recognized in net investment gains (losses). See Note 3.

  NON-RECURRING FAIR VALUE MEASUREMENTS

   Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                                        YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------
                                               2011                               2010                               2009
                                ---------------------------------- ---------------------------------- -----------------------
                                 CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED     NET      CARRYING    ESTIMATED
                                   VALUE       FAIR     INVESTMENT    VALUE       FAIR     INVESTMENT    VALUE       FAIR
                                 PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER   GAINS     PRIOR TO   VALUE AFTER
                                MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT  (LOSSES)  MEASUREMENT MEASUREMENT
                                ----------- ----------- ---------- ----------- ----------- ---------- ----------- -----------
                                                                             (IN MILLIONS)
Mortgage loans, net (1)........        $168        $143      $(25)        $176        $160      $(16)        $248        $168
Other limited partnership
 interests (2).................        $ 11        $  8      $ (3)        $  3        $  1      $ (2)        $805        $517
Real estate joint ventures (3).        $ --        $ --      $  --        $  8        $  3      $ (5)        $ 80        $ 43

                                -----------

                                -----------
                                   NET
                                INVESTMENT
                                  GAINS
                                 (LOSSES)
                                ----------

Mortgage loans, net (1)........     $ (80)
Other limited partnership
 interests (2).................     $(288)
Real estate joint ventures (3).     $ (37)

----------
(1)Mortgage loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized and are reported as losses above. Subsequent improvements in estimated fair value on previously impaired loans recorded through a reduction in the previously established valuation allowance are reported as gains above. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value and decreases in previous impairments from subsequent improvements in estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

(2)Other limited partnership interests -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments using certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments were $1 million and $11 million at December 31, 2011 and 2010, respectively.

(3)Real estate joint ventures -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. There were no unfunded commitments for these investments at December 31, 2011. Unfunded commitments for these investments were $3 million at December 31, 2010.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  FAIR VALUE OF FINANCIAL INSTRUMENTS

   Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                          DECEMBER 31,
                                                     -------------------------------------------------------
                                                                2011                        2010
                                                     --------------------------- ---------------------------
                                                                       ESTIMATED                   ESTIMATED
                                                     NOTIONAL CARRYING   FAIR    NOTIONAL CARRYING   FAIR
                                                      AMOUNT   VALUE     VALUE    AMOUNT   VALUE     VALUE
                                                     -------- -------- --------- -------- -------- ---------
                                                                          (IN MILLIONS)
ASSETS:
Mortgage loans, net.................................           $43,880   $46,013           $41,667   $43,278
Policy loans........................................           $ 8,314   $10,279           $ 8,270   $ 9,509
Real estate joint ventures (1)......................           $    59   $    73           $    50   $    58
Other limited partnership interests (1).............           $ 1,207   $ 1,517           $ 1,423   $ 1,491
Short-term investments (2)..........................           $     1   $     1           $   144   $   144
Other invested assets (1)...........................           $ 1,996   $ 2,032           $ 1,494   $ 1,506
Cash and cash equivalents...........................           $ 2,089   $ 2,089           $ 3,485   $ 3,485
Accrued investment income...........................           $ 2,219   $ 2,219           $ 2,183   $ 2,183
Premiums, reinsurance and other receivables (1).....           $18,127   $19,276           $18,268   $18,999
LIABILITIES:
PABs (1)............................................           $65,606   $68,360           $66,249   $68,861
Payables for collateral under securities loaned and
  other transactions................................           $20,280   $20,280           $17,014   $17,014
Short-term debt.....................................           $   101   $   101           $   102   $   102
Long-term debt (1), (3).............................           $ 2,106   $ 2,408           $ 3,399   $ 3,473
Other liabilities (1)...............................           $23,963   $24,637           $24,553   $25,034
Separate account liabilities (1)....................           $45,467   $45,467           $37,791   $37,791
COMMITMENTS: (4)
Mortgage loan commitments...........................   $2,332  $    --   $     3   $2,516  $    --   $  (13)
Commitments to fund bank credit facilities, bridge
  loans and private corporate bond investments......   $  986  $    --   $    38   $1,997  $    --   $    16

----------

(1)Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

(2)Short-term investments as presented in the table above differ from the amounts presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

(3)Long-term debt as presented in the table above does not include long-term debt of CSEs, which is accounted for under the FVO.

(4)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

   The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, trading and other securities, certain short-term investments, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts, separate account assets, long-term debt of CSEs and trading liabilities. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the table above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

   The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

   For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Real Estate Joint Ventures and Other Limited Partnership Interests

   Real estate joint ventures and other limited partnership interests included in the preceding table consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate carried at cost less accumulated depreciation, or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

   The estimated fair values for real estate joint ventures and other limited partnership interests accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Short-term Investments

   Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Other Invested Assets

   Other invested assets within the preceding table are principally comprised of loans to affiliates and funds withheld.

   The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. The estimated fair value for funds withheld was not materially different from the recognized carrying value.

  Cash and Cash Equivalents

   Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

   Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables in the preceding table are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

   Premiums receivable and those amounts recoverable under reinsurance agreements determined to transfer significant risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding table. Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been included in the preceding table. The estimated fair value is determined as the present value of expected future cash flows, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PABs

   PABs in the table above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the table above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as PABs in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Payables for Collateral Under Securities Loaned and Other Transactions

   The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Short-term and Long-term Debt

   The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair value of long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights, contractual interest rates in relation to current market rates, the structuring of the arrangement, and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

   The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

  Other Liabilities

   Other liabilities included in the table above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest and dividends payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements and amounts payable under certain ceded and assumed reinsurance agreements are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For these reinsurance payables, the estimated fair value is

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

   Separate account liabilities included in the preceding table represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

   Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

   The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above table represents the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


6. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

   Information regarding DAC and VOBA was as follows:

                                                  DAC    VOBA   TOTAL
                                                -------- ----- --------
                                                     (IN MILLIONS)
         Balance at January 1, 2009............ $ 10,662 $ 209 $ 10,871
          Capitalizations......................      857    --      857
                                                -------- ----- --------
            Subtotal...........................   11,519   209   11,728
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......      254     1      255
            Other expenses.....................    (648)  (22)    (670)
                                                -------- ----- --------
              Total amortization...............    (394)  (21)    (415)
                                                -------- ----- --------
          Unrealized investment gains (losses).  (1,897)  (52)  (1,949)
                                                -------- ----- --------
         Balance at December 31, 2009..........    9,228   136    9,364
          Capitalizations......................      804    --      804
                                                -------- ----- --------
            Subtotal...........................   10,032   136   10,168
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......    (127)    --    (127)
            Other expenses.....................    (809)  (14)    (823)
                                                -------- ----- --------
              Total amortization...............    (936)  (14)    (950)
                                                -------- ----- --------
          Unrealized investment gains (losses).  (1,020)   (7)  (1,027)
                                                -------- ----- --------
         Balance at December 31, 2010..........    8,076   115    8,191
          Capitalizations......................      893    --      893
                                                -------- ----- --------
            Subtotal...........................    8,969   115    9,084
                                                -------- ----- --------
          Amortization related to:
            Net investment gains (losses)......     (82)    --     (82)
            Other expenses.....................    (895)  (10)    (905)
                                                -------- ----- --------
              Total amortization...............    (977)  (10)    (987)
                                                -------- ----- --------
          Unrealized investment gains (losses).    (310)   (8)    (318)
                                                -------- ----- --------
         Balance at December 31, 2011.......... $  7,682 $  97 $  7,779
                                                ======== ===== ========

   The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $11 million in 2012, $11 million in 2013, $9 million in 2014, $8 million in 2015 and $4 million in 2016.

   Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding DAC and VOBA by segment was as follows:

                                        DAC        VOBA        TOTAL
                                   ------------- --------- -------------
                                               DECEMBER 31,
                                   -------------------------------------
                                    2011   2010  2011 2010  2011   2010
                                   ------ ------ ---- ---- ------ ------
                                               (IN MILLIONS)
        Insurance Products........ $5,993 $6,143  $80 $ 97 $6,073 $6,240
        Retirement Products.......  1,599  1,866   14   17  1,613  1,883
        Corporate Benefit Funding.     89     66    2   --     91     66
        Corporate & Other.........      1      1    1    1      2      2
                                   ------ ------ ---- ---- ------ ------
         Total.................... $7,682 $8,076  $97 $115 $7,779 $8,191
                                   ====== ====== ==== ==== ====== ======

7. GOODWILL

   Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding allocated goodwill by segment and reporting unit was as follows:

                                                  DECEMBER 31,
                                                  ------------
                                                  2011    2010
                                                  ----    ----
                                                  (IN MILLIONS)
                     Insurance Products:
                      Group life................. $  3    $  3
                      Individual life............   27      27
                      Non-medical health.........   65      65
                                                  ----    ----
                        Total Insurance Products.   95      95
                     Retirement Products.........   10      10
                     Corporate Benefit Funding...    2       2
                     Corporate & Other...........    4       4
                                                  ----    ----
                          Total.................. $111    $111
                                                  ====    ====

   The Company performed its annual goodwill impairment tests during the third quarter of 2011 based upon data at June 30, 2011 and concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. Such tests are described in more detail in Note 1.

   Management continues to evaluate current market conditions that may affect the estimated fair value of these reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have a significant impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


8. INSURANCE

  INSURANCE LIABILITIES

   Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, were as follows:

                                FUTURE POLICY   POLICYHOLDER ACCOUNT OTHER POLICY-RELATED
                                  BENEFITS         BALANCES            BALANCES
                              ----------------- -------------------- --------------------
                                               DECEMBER 31,
                              -----------------------------------------------------------
                                2011     2010    2011       2010      2011       2010
                              -------- -------- -------    -------   ------     ------
                                               (IN MILLIONS)
   Insurance Products........ $ 70,734 $ 69,529 $19,452    $19,317   $5,565     $5,322
   Retirement Products.......    7,606    6,681  21,691     21,280       48         44
   Corporate Benefit Funding.   30,632   26,391  47,689     48,296      167        179
   Corporate & Other.........      361      349      24         29       96        104
                              -------- -------- -------    -------   ------     ------
    Total.................... $109,333 $102,950 $88,856    $88,922   $5,876     $5,649
                              ======== ======== =======    =======   ======     ======

   See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

   Information regarding VODA and VOCRA, which are reported in other assets, was as follows:

                                                   AMOUNT
                                                -------------
                                                (IN MILLIONS)
                  Balance at January 1, 2009...         $ 427
                  Acquisitions.................            --
                  Amortization.................          (15)
                                                -------------
                  Balance at December 31, 2009.         $ 412
                  Acquisitions.................             7
                  Amortization.................          (19)
                                                -------------
                  Balance at December 31, 2010.         $ 400
                  Acquisitions.................            --
                  Amortization.................          (22)
                                                -------------
                  Balance at December 31, 2011.         $ 378
                                                =============

   The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $25 million in 2012, $27 million in 2013, $30 million in 2014, $30 million in 2015 and $30 million in 2016.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SALES INDUCEMENTS

   Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                   AMOUNT
                                                -------------
                                                (IN MILLIONS)
                  Balance at January 1, 2009...         $ 144
                  Capitalization...............            51
                  Amortization.................          (22)
                                                -------------
                  Balance at December 31, 2009.           173
                  Capitalization...............            42
                  Amortization.................          (25)
                                                -------------
                  Balance at December 31, 2010.           190
                  Capitalization...............            29
                  Amortization.................          (35)
                                                -------------
                  Balance at December 31, 2011.         $ 184
                                                =============

  SEPARATE ACCOUNTS

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $62.7 billion and $63.8 billion at December 31, 2011 and 2010, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $44.0 billion and $34.0 billion at December 31, 2011 and 2010, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.12% and 3.30% at December 31, 2011 and 2010, respectively.

   For the years ended December 31, 2011, 2010 and 2009, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

   The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2011, 2010 and 2009, the Company issued $27.4 billion, $15.0 billion and $14.1 billion, respectively, and repaid $28.2 billion, $12.3 billion and $16.8 billion, respectively, of such funding agreements. At December 31, 2011 and 2010, funding agreements outstanding, which are included in PABs, were $20.1 billion and $20.6 billion, respectively.

   Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of the Federal Home Loan Bank ("FHLB"). Holdings of FHLB common stock by branch, included in equity securities, were as follows at:

                                                    DECEMBER 31,
                                                    ------------
                                                    2011    2010
                   -                                ----    ----
                                                    (IN MILLIONS)
                   FHLB of New York ("FHLB of NY"). $658    $890
                   FHLB of Des Moines.............. $ 31    $ 10

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company has also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows:

                                   LIABILITY          COLLATERAL
                                --------------- -----------------------
                                             DECEMBER 31,
                                ---------------------------------------
                                 2011    2010      2011        2010
                                ------- ------- ----------- -----------
                                             (IN MILLIONS)
        FHLB of NY (1)......... $11,655 $12,555 $13,002 (2) $14,204 (2)
        Farmer Mac (3)......... $ 2,550 $ 2,550 $ 2,927 (4) $ 2,928 (4)
        FHLB of Des Moines (1). $   475 $    -- $   662 (2) $    -- (2)

----------

(1)Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain assets, including RMBS, to collateralize obligations under the funding agreements. The Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB's recovery on the collateral is limited to the amount of the Company's liability to the FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac").

(4)Secured by a pledge of certain eligible agricultural real estate mortgage loans. The amount of collateral presented is at carrying value.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

   Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            YEARS ENDED DECEMBER 31,
                                           --------------------------
                                             2011     2010     2009
                                           -------- -------- --------
                                                 (IN MILLIONS)
          Balance at January 1,........... $  6,539 $  6,302 $  5,669
           Less: Reinsurance recoverables.      448      354      266
                                           -------- -------- --------
          Net balance at January 1,.......    6,091    5,948    5,403
                                           -------- -------- --------
          Incurred related to:
           Current year...................    3,856    3,733    4,480
           Prior years....................     (79)       13     (14)
                                           -------- -------- --------
             Total incurred...............    3,777    3,746    4,466
                                           -------- -------- --------
          Paid related to:
           Current year...................  (2,282)  (2,244)  (2,664)
           Prior years....................  (1,288)  (1,359)  (1,257)
                                           -------- -------- --------
             Total paid...................  (3,570)  (3,603)  (3,921)
                                           -------- -------- --------
          Net balance at December 31,.....    6,298    6,091    5,948
          Add: Reinsurance recoverables...      324      448      354
                                           -------- -------- --------
          Balance at December 31,......... $  6,622 $  6,539 $  6,302
                                           ======== ======== ========

   During 2011 and 2009, claims and claim adjustment expenses associated with prior years decreased by $79 million and $14 million, respectively, due to improved loss ratios for non-medical health claim liabilities. During 2010, claims and claim adjustment expenses associated with prior years increased by $13 million due to differences between the actual benefits paid and expected benefits owed during those periods.

  GUARANTEES

   The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

   The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows:

                                                               DECEMBER 31,
                                         ---------------------------------------------------------
                                                     2011                         2010
                                         ---------------------------- ----------------------------
                                             IN THE          AT           IN THE          AT
                                         EVENT OF DEATH ANNUITIZATION EVENT OF DEATH ANNUITIZATION
                                         -------------- ------------- -------------- -------------
                                                               (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $    4,311    $      N/A     $    4,610    $      N/A
Net amount at risk (2)..................     $  126 (3)    $      N/A     $   78 (3)    $      N/A
Average attained age of contractholders.       62 years           N/A       61 years           N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $   44,360    $   18,378     $   40,114    $   13,797
Net amount at risk (2)..................     $1,768 (3)    $2,563 (4)     $1,241 (3)    $1,271 (4)
Average attained age of contractholders.       63 years      60 years       63 years      59 years
TWO TIER ANNUITIES
General account value...................            N/A    $      276            N/A    $      280
Net amount at risk (2)..................            N/A    $   49 (5)            N/A    $   49 (5)
Average attained age of contractholders.            N/A      63 years            N/A      62 years

                                                            DECEMBER 31,
                                           ----------------------------------------------
                                                    2011                   2010
                                           ---------------------- -----------------------
                                           SECONDARY    PAID-UP   SECONDARY    PAID-UP
                                           GUARANTEES  GUARANTEES GUARANTEES  GUARANTEES
                                           ----------- ---------- ----------- -----------
                                                           (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account)................................ $     6,535 $    1,206 $     6,194 $     1,250
Net amount at risk (2).................... $88,999 (3) $9,977 (3) $88,425 (3) $10,713 (3)
Average attained age of policyholders.....    51 years   58 years    50 years    57 years

----------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

(3)The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

(4)The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

(5)The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

                                                       UNIVERSAL AND VARIABLE
                                 ANNUITY CONTRACTS        LIFE CONTRACTS
                              ------------------------ ---------------------
                              GUARANTEED  GUARANTEED
                                DEATH    ANNUITIZATION SECONDARY    PAID-UP
                               BENEFITS    BENEFITS    GUARANTEES  GUARANTEES TOTAL
                              ---------- ------------- ----------  ---------- -----
                                                 (IN MILLIONS)
DIRECT
Balance at January 1, 2009...      $  69          $ 89       $ 27         $13 $ 198
Incurred guaranteed benefits.         21            --         40           8    69
Paid guaranteed benefits.....       (33)            --         --          --  (33)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         57            89         67          21   234
Incurred guaranteed benefits.         10            24        179          28   241
Paid guaranteed benefits.....        (6)            --         --          --   (6)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         61           113        246          49   469
Incurred guaranteed benefits.         30            45         15           9    99
Paid guaranteed benefits.....        (7)            --         --          --   (7)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  84          $158       $261         $58 $ 561
                              ========== ============= ==========  ========== =====
CEDED
Balance at January 1, 2009...      $  40          $ 26       $ --         $-- $  66
Incurred guaranteed benefits.         30             2         44           8    84
Paid guaranteed benefits.....       (33)            --         --          --  (33)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         37            28         44           8   117
Incurred guaranteed benefits.         13             8        165          26   212
Paid guaranteed benefits.....        (6)            --         --          --   (6)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         44            36        209          34   323
Incurred guaranteed benefits.         25            16          3           7    51
Paid guaranteed benefits.....        (7)            --         --          --   (7)
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  62          $ 52       $212         $41 $ 367
                              ========== ============= ==========  ========== =====
NET
Balance at January 1, 2009...      $  29          $ 63       $ 27         $13 $ 132
Incurred guaranteed benefits.        (9)           (2)        (4)          --  (15)
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2009.         20            61         23          13   117
Incurred guaranteed benefits.        (3)            16         14           2    29
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2010.         17            77         37          15   146
Incurred guaranteed benefits.          5            29         12           2    48
Paid guaranteed benefits.....         --            --         --          --    --
                              ---------- ------------- ----------  ---------- -----
Balance at December 31, 2011.      $  22          $106       $ 49         $17 $ 194
                              ========== ============= ==========  ========== =====

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          DECEMBER 31,
                                         ---------------
                                          2011    2010
                                         ------- -------
                                          (IN MILLIONS)
                        Fund Groupings:
                        Equity.......... $18,240 $19,167
                        Balanced........  14,368  11,640
                        Bond............   4,221   3,875
                        Specialty.......     787     886
                        Money Market....     211     218
                                         ------- -------
                         Total.......... $37,827 $35,786
                                         ======= =======

9. REINSURANCE

   The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

   For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

   For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

   The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

   The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

   The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

   The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2011 and 2010, were immaterial.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion of unsecured unaffiliated reinsurance recoverable balances at both December 31, 2011 and 2010.

   At December 31, 2011, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.2 billion, or 78%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured. At December 31, 2010, the Company had $5.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.6 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured.

   The Company has reinsured with an unaffiliated third-party reinsurer, 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                               --------------------------
                                                                 2011     2010     2009
                                                               -------- -------- --------
                                                                     (IN MILLIONS)
PREMIUMS:
Direct premiums............................................... $ 18,435 $ 18,793 $ 19,285
Reinsurance assumed...........................................    1,240    1,155    1,197
Reinsurance ceded.............................................  (1,387)  (1,429)  (1,853)
                                                               -------- -------- --------
   Net premiums............................................... $ 18,288 $ 18,519 $ 18,629
                                                               ======== ======== ========
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Direct universal life and investment-type product policy fees. $  2,686 $  2,627 $  2,565
Reinsurance assumed...........................................       38       13        9
Reinsurance ceded.............................................    (522)    (565)    (507)
                                                               -------- -------- --------
   Net universal life and investment-type product policy fees. $  2,202 $  2,075 $  2,067
                                                               ======== ======== ========
OTHER REVENUES:
Direct other revenues......................................... $    836 $    750 $    779
Reinsurance assumed...........................................      (6)      (5)      (5)
Reinsurance ceded.............................................      978      980      965
                                                               -------- -------- --------
   Net other revenues......................................... $  1,808 $  1,725 $  1,739
                                                               ======== ======== ========
POLICYHOLDER BENEFITS AND CLAIMS:
Direct policyholder benefits and claims....................... $ 21,100 $ 21,246 $ 21,570
Reinsurance assumed...........................................    1,069    1,235    1,045
Reinsurance ceded.............................................  (1,488)  (1,774)  (1,953)
                                                               -------- -------- --------
   Net policyholder benefits and claims....................... $ 20,681 $ 20,707 $ 20,662
                                                               ======== ======== ========
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Direct interest credited to policyholder account balances..... $  2,434 $  2,581 $  2,734
Reinsurance assumed...........................................       32       28       13
Reinsurance ceded.............................................     (94)     (86)     (78)
                                                               -------- -------- --------
   Net interest credited to policyholder account balances..... $  2,372 $  2,523 $  2,669
                                                               ======== ======== ========
POLICYHOLDER DIVIDENDS:
Direct policyholder dividends................................. $  1,386 $  1,475 $  1,643
Reinsurance ceded.............................................     (31)     (32)     (31)
                                                               -------- -------- --------
   Net policyholder dividends................................. $  1,355 $  1,443 $  1,612
                                                               ======== ======== ========
OTHER EXPENSES:
Direct other expenses......................................... $  5,223 $  5,140 $  4,945
Reinsurance assumed...........................................      458      462      427
Reinsurance ceded.............................................      733      657      637
                                                               -------- -------- --------
   Net other expenses......................................... $  6,414 $  6,259 $  6,009
                                                               ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                          DECEMBER 31, 2011
                                                                  ---------------------------------
                                                                                            TOTAL
                                                                                           BALANCE
                                                                   DIRECT  ASSUMED  CEDED   SHEET
                                                                  -------- ------- ------- --------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $  1,383  $  485 $26,113 $ 27,981
Deferred policy acquisition costs and value of business acquired.    7,793     386   (400)    7,779
                                                                  -------- ------- ------- --------
 Total assets.................................................... $  9,176  $  871 $25,713 $ 35,760
                                                                  ======== ======= ======= ========
LIABILITIES:
Future policy benefits........................................... $107,713  $1,620 $    -- $109,333
Policyholder account balances....................................   88,557     299      --   88,856
Other policy-related balances....................................    5,631     294    (49)    5,876
Other liabilities................................................    8,068   7,574  20,972   36,614
                                                                  -------- ------- ------- --------
 Total liabilities............................................... $209,969  $9,787 $20,923 $240,679
                                                                  ======== ======= ======= ========

                                                                          DECEMBER 31, 2010
                                                                  ---------------------------------
                                                                                            TOTAL
                                                                                           BALANCE
                                                                   DIRECT  ASSUMED  CEDED   SHEET
                                                                  -------- ------- ------- --------
                                                                            (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables...................... $  1,010  $  476 $25,316 $ 26,802
Deferred policy acquisition costs and value of business acquired.    8,322     342   (473)    8,191
                                                                  -------- ------- ------- --------
 Total assets.................................................... $  9,332  $  818 $24,843 $ 34,993
                                                                  ======== ======= ======= ========
LIABILITIES:
Future policy benefits........................................... $101,227  $1,723 $    -- $102,950
Policyholder account balances....................................   88,602     320      --   88,922
Other policy-related balances....................................    5,448     279    (78)    5,649
Other liabilities................................................    7,515   7,543  20,055   35,113
                                                                  -------- ------- ------- --------
 Total liabilities............................................... $202,792  $9,865 $19,977 $232,634
                                                                  ======== ======= ======= ========

   Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $17.9 billion and $18.2 billion at December 31, 2011 and 2010, respectively. The deposit liabilities on reinsurance were $7.0 billion and $7.1 billion at December 31, 2011 and 2010, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

   The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                                2011     2010    2009
                                                               ------   ------  ------
                                                                  (IN MILLIONS)
PREMIUMS:
Reinsurance assumed........................................... $  169   $   88  $   66
Reinsurance ceded.............................................   (51)     (63)    (43)
                                                               ------   ------  ------
   Net premiums............................................... $  118   $   25  $   23
                                                               ======   ======  ======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Reinsurance assumed........................................... $   38   $   13  $    9
Reinsurance ceded.............................................  (170)    (230)   (177)
                                                               ------   ------  ------
   Net universal life and investment-type product policy fees. $(132)   $(217)  $(168)
                                                               ======   ======  ======
OTHER REVENUES:
Reinsurance assumed........................................... $  (7)   $  (5)  $  (4)
Reinsurance ceded (1).........................................    916      908     901
                                                               ------   ------  ------
   Net other revenues......................................... $  909   $  903  $  897
                                                               ======   ======  ======
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance assumed........................................... $  175   $  112  $   75
Reinsurance ceded.............................................  (121)    (129)    (91)
                                                               ------   ------  ------
   Net policyholder benefits and claims....................... $   54   $ (17)  $ (16)
                                                               ======   ======  ======
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance assumed........................................... $   28   $   26  $   10
Reinsurance ceded.............................................   (94)     (86)    (78)
                                                               ------   ------  ------
   Net interest credited to policyholder account balances..... $ (66)   $ (60)  $ (68)
                                                               ======   ======  ======
POLICYHOLDER DIVIDENDS:
Reinsurance assumed........................................... $   --   $   --  $   --
Reinsurance ceded.............................................   (14)     (16)    (18)
                                                               ------   ------  ------
   Net policyholder dividends................................. $ (14)   $ (16)  $ (18)
                                                               ======   ======  ======
OTHER EXPENSES:
Reinsurance assumed........................................... $  352   $  362  $  331
Reinsurance ceded (1).........................................    914      826     791
                                                               ------   ------  ------
   Net other expenses......................................... $1,266   $1,188  $1,122
                                                               ======   ======  ======

----------

(1)In connection with the cession of a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, the Company recognized interest earned of $916 million and $908 million for the years ended December 31, 2011 and 2010, respectively, on the deposit, which is recorded in premiums, reinsurance and other receivables. The Company also recognized in other expenses $906 million, $898 million and $888 million of interest expense associated with the funds withheld for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                           DECEMBER 31,
                                                                  -------------------------------
                                                                       2011            2010
                                                                  --------------- ---------------
                                                                  ASSUMED  CEDED  ASSUMED  CEDED
                                                                  ------- ------- ------- -------
                                                                           (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......................  $   44 $20,469  $   14 $19,423
Deferred policy acquisition costs and value of business acquired.     359   (292)     310   (323)
                                                                  ------- ------- ------- -------
 Total assets....................................................  $  403 $20,177  $  324 $19,100
                                                                  ======= ======= ======= =======
LIABILITIES:
Future policy benefits...........................................  $  442 $    --  $  401 $    --
Policyholder account balances....................................     266      --     281      --
Other policy-related balances....................................      59    (49)      49    (78)
Other liabilities................................................   7,114  18,707   7,059  17,844
                                                                  ------- ------- ------- -------
 Total liabilities...............................................  $7,881 $18,658  $7,790 $17,766
                                                                  ======= ======= ======= =======

   MLIC cedes two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement is included within other liabilities and increased the funds withheld balance by $20 million at December 31, 2011, and decreased the funds withheld balance by $9 million at December 31, 2010. Net derivative gains (losses) associated with the embedded derivative were ($29) million and $9 million for the years ended December 31, 2011 and 2010, respectively. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to MLIC from the affiliated reinsurer during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by MLIC from the affiliated reinsurer by $12 million and $27 million at December 31, 2011 and 2010, respectively, and is considered unearned revenue, amortized over the life of the contract using the same assumptions as used for the DAC associated with the underlying policies. Amortization and interest of the unearned revenue associated with the experience refund was $5 million for both the years ended December 31, 2011 and 2010, and is included in premiums and universal life and investment-type product policy fees in the consolidated statements of operations. At December 31, 2011 and 2010, unearned revenue related to the experience refund was $30 million and $22 million, respectively, and is included in other policy-related balances in the consolidated balance sheets.

   The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were assets of $1.2 billion and $295 million at December 31, 2011 and 2010, respectively. Net derivative gains (losses) associated with the embedded derivatives were $727 million, ($66) million and ($596) million, for the years ended December 31, 2011, 2010 and 2009, respectively.

   Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $1.5 billion and $697 million at December 31, 2011 and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010, respectively. Net derivative gains (losses) associated with the embedded derivative were ($811) million, ($596) million and ($1.3) billion, for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.5 billion and $1.4 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2011 and 2010, respectively.

   Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $15.7 billion and $15.8 billion at December 31, 2011 and 2010, respectively. The deposit liabilities on affiliated reinsurance were $6.9 billion and $7.0 billion at December 31, 2011 and 2010, respectively.

10.CLOSED BLOCK

   On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

   Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                                        DECEMBER 31,
                                                                                      ----------------
                                                                                        2011    2010
                                                                                      -------- -------
                                                                                       (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits............................................................... $ 43,169 $43,456
Other policy-related balances........................................................      358     316
Policyholder dividends payable.......................................................      514     579
Policyholder dividend obligation.....................................................    2,919     876
Current income tax payable...........................................................       --     178
Other liabilities....................................................................      613     627
                                                                                      -------- -------
   Total closed block liabilities....................................................   47,573  46,032
                                                                                      -------- -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value...............   30,407  28,768
 Equity securities available-for-sale, at estimated fair value.......................       35     102
 Mortgage loans......................................................................    6,206   6,253
 Policy loans........................................................................    4,657   4,629
 Real estate and real estate joint ventures held-for-investment......................      364     328
 Short-term investments..............................................................       --       1
 Other invested assets...............................................................      857     729
                                                                                      -------- -------
   Total investments.................................................................   42,526  40,810
Cash and cash equivalents............................................................      249     236
Accrued investment income............................................................      509     518
Premiums, reinsurance and other receivables..........................................      109      95
Current income tax recoverable.......................................................       53      --
Deferred income tax assets...........................................................      362     474
                                                                                      -------- -------
   Total assets designated to the closed block.......................................   43,808  42,133
                                                                                      -------- -------
Excess of closed block liabilities over assets designated to the closed block........    3,765   3,899
                                                                                      -------- -------
Amounts included in accumulated other comprehensive income (loss):
 Unrealized investment gains (losses), net of income tax.............................    2,394   1,101
 Unrealized gains (losses) on derivative instruments, net of income tax..............       11      10
 Allocated to policyholder dividend obligation, net of income tax....................  (1,897)   (569)
                                                                                      -------- -------
Total amounts included in accumulated other comprehensive income (loss)..............      508     542
                                                                                      -------- -------
   Maximum future earnings to be recognized from closed block assets and liabilities. $  4,273 $ 4,441
                                                                                      ======== =======

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Information regarding the closed block policyholder dividend obligation was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                                2011     2010    2009
                                                               ------    ----    ----
                                                                (IN MILLIONS)
Balance at January 1,......................................... $  876    $ --     $--
Change in unrealized investment and derivative gains (losses).  2,043     876      --
                                                               ------    ----    ----
Balance at December 31,....................................... $2,919    $876     $--
                                                               ======    ====    ====

   Information regarding the closed block revenues and expenses was as follows:

                                                                               YEARS ENDED DECEMBER 31,
                                                                               ------------------------
                                                                                2011     2010    2009
                                                                               ------   ------  ------
                                                                                  (IN MILLIONS)
REVENUES
Premiums...................................................................... $2,306   $2,461  $2,708
Net investment income.........................................................  2,233    2,294   2,197
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities................   (14)     (32)   (107)
 Other-than-temporary impairments on fixed maturity securities transferred to
   other comprehensive income (loss)..........................................      3       --      40
 Other net investment gains (losses)..........................................     43       71     327
                                                                               ------   ------  ------
   Total net investment gains (losses)........................................     32       39     260
 Net derivative gains (losses)................................................      8     (27)   (128)
                                                                               ------   ------  ------
   Total revenues.............................................................  4,579    4,767   5,037
                                                                               ------   ------  ------
EXPENSES
Policyholder benefits and claims..............................................  2,991    3,115   3,329
Policyholder dividends........................................................  1,137    1,235   1,394
Other expenses................................................................    193      199     203
                                                                               ------   ------  ------
   Total expenses.............................................................  4,321    4,549   4,926
                                                                               ------   ------  ------
Revenues, net of expenses before provision for income tax expense (benefit)...    258      218     111
Provision for income tax expense (benefit)....................................     90       72      36
                                                                               ------   ------  ------
Revenues, net of expenses and provision for income tax expense (benefit)...... $  168   $  146  $   75
                                                                               ======   ======  ======

   The change in the maximum future earnings of the closed block was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                                2011     2010    2009
                                               ------   ------  ------
                                                  (IN MILLIONS)
            Balance at December 31,........... $4,273   $4,441  $4,587
            Less: Closed block adjustment (1).     --       --     144
            Balance at January 1,.............  4,441    4,587   4,518
                                               ------   ------  ------
            Change during year................ $(168)   $(146)  $ (75)
                                                 ======  ======  ======

----------

(1)The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.LONG-TERM AND SHORT-TERM DEBT

   Long-term and short-term debt outstanding was as follows:

                                            INTEREST RATES
                                         --------------------
                                                                        DECEMBER 31,
                                                     WEIGHTED           -------------
                                            RANGE    AVERAGE  MATURITY   2011   2010
                                         ----------- -------- --------- ------ ------
                                                                        (IN MILLIONS)
Surplus notes -- affiliated............. 3.00%-7.38%    5.97% 2014-2037 $1,099 $1,874
Surplus notes........................... 7.63%-7.88%    7.85% 2015-2025    700    699
Capital notes -- affiliated.............    7.13%       7.13% 2032-2033     --    500
Mortgage loans -- affiliated............ 2.24%-7.26%    7.18% 2015-2020    307    199
Other notes with varying interest rates. 3.76%-8.56%    4.45% 2016-2017     --    102
Secured demand note -- affiliated.......    0.50%       0.50%   2011        --     25
Capital lease obligations...............                                    26     27
                                                                        ------ ------
Total long-term debt (1)................                                 2,132  3,426
Total short-term debt...................                                   101    102
                                                                        ------ ------
 Total..................................                                $2,233 $3,528
                                                                        ====== ======

----------

(1)Excludes $116 million and $184 million at December 31, 2011 and 2010, respectively, of long-term debt relating to CSEs. See Note 3.

   The aggregate maturities of long-term debt at December 31, 2011 for the next five years and thereafter are $1 million in 2012, $2 million in 2013, $219 million in 2014, $500 million in 2015, $2 million in 2016 and $1.4 billion thereafter.

   Capital lease obligations, mortgage loans and the secured demand note are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile, whereas such payments on capital notes may or may not require this prior approval.

   Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2011.

  SURPLUS NOTES -- AFFILIATED

   On April 25, 2011, Metropolitan Life Insurance Company repaid in cash a $775 million surplus note issued to MetLife, Inc. in December 2009, with an original maturity of December 31, 2011 and an interest rate of six-month LIBOR plus 1.80%. The early redemption was approved by the Superintendent.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   In December 2010, Metropolitan Life Insurance Company repaid a $300 million surplus note to MetLife, Inc. in cash. The note was issued in December 2009, with an original maturity of 2011 and an interest rate of six-month LIBOR plus 1.80%. The issuance was settled by the transfer of securities from MetLife, Inc. to the Company.

   In November 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A. ("MetLife Mexico"), an affiliate, maturing in 2015 with an interest rate of 3.0%.

   In September 2009, Metropolitan Life Insurance Company issued a $217 million surplus note to MetLife Mexico, maturing in 2014 with an interest rate of 6.46%.

  CAPITAL NOTES -- AFFILIATED

   On December 15, 2011, Metropolitan Life Insurance Company repaid in cash the $400 million and $100 million capital notes issued to MetLife, Inc. in December 2002, each with an interest rate of 7.129% and with original maturities of December 15, 2032 and January 15, 2033, respectively. Although prior approval was not required, the Superintendent was notified of these early repayments.

  MORTGAGE LOANS -- AFFILIATED

   On December 28, 2011, a wholly-owned real estate subsidiary of the Company issued a note for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the Company for investment. This note bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

   In December 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MICC and its wholly-owned subsidiary, MetLife Investors USA Insurance Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01%, which is payable quarterly through maturity in 2020. Additionally, $140 million bears interest at a rate of 7.26%, with principal and interest payable quarterly through maturity in 2020.

  SECURED DEMAND NOTE -- AFFILIATED

   Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matured in February 2011.

  SHORT-TERM DEBT

   Short-term debt with original maturities of one year or less consisted entirely of commercial paper. During the years ended December 31, 2011, 2010 and 2009, the weighted average interest rate on short-term debt was 0.16%, 0.21% and 0.35%, respectively. During the years ended December 31, 2011, 2010 and 2009, the average daily balance of short-term debt was $102 million, $311 million and $365 million, respectively, and the average days outstanding was 44 days, 29 days and 23 days, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  INTEREST EXPENSE

   Interest expense related to the Company's indebtedness included in other expenses was $185 million, $202 million and $166 million for the years ended December 31, 2011, 2010 and 2009, respectively. These amounts include
$125 million, $143 million and $105 million of interest expense related to affiliated debt for the years ended December 31, 2011, 2010 and 2009, respectively.

  CREDIT AND COMMITTED FACILITIES

   The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2011. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

   Credit Facilities. The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company associated with these credit facilities were $6 million, $8 million and $6 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on these credit facilities at December 31, 2011 is as follows:

                                                                             LETTER OF
                                                                              CREDIT               UNUSED
BORROWER(S)                                        EXPIRATION       CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS
--------------------------------------------  --------------------- -------- --------- --------- -----------
                                                                      (IN MILLIONS)
MetLife, Inc. and MetLife Funding, Inc....... October 2013 (1), (2)   $1,000    $  104       $--        $896
MetLife, Inc. and MetLife Funding, Inc.......    August 2016 (1)       3,000     2,980        --          20
                                                                    -------- --------- --------- -----------
  Total......................................                         $4,000    $3,084       $--        $916
                                                                    ======== ========= ========= ===========

----------

(1)In August 2011, the 364-day, $1.0 billion senior unsecured credit agreement entered into in October 2010 by MetLife, Inc. and MetLife Funding, Inc., a subsidiary of Metropolitan Life Insurance Company, was amended and restated to provide a five-year, $3.0 billion senior unsecured credit facility. Concurrently, MetLife, Inc. and MetLife Funding, Inc. elected to reduce the outstanding commitments under the three-year, $3.0 billion senior unsecured credit facility entered into in October 2010 to $1.0 billion with no change to the original maturity of October 2013. The Company incurred costs of $5 million related to the five-year credit facility, which have been capitalized and included in other assets. These costs will be amortized over the amended terms of the facilities. Due to the reduction in total capacity of the three-year facility, the Company subsequently expensed $2 million of the remaining deferred financing costs associated with the October 2010 credit agreement, which are included in other expenses.

(2)All borrowings under the credit agreement must be repaid by October 2013, except that letters of credit outstanding upon termination may remain outstanding until October 2014.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Committed Facility. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $3 million, $4 million and $3 million for the years ended December 31, 2011, 2010 and 2009, respectively. Information on the committed facility at December 31, 2011 is as follows:

                                                            LETTER OF
                                                             CREDIT               UNUSED    MATURITY
ACCOUNT PARTY/BORROWER(S)               EXPIRATION CAPACITY ISSUANCES DRAWDOWNS COMMITMENTS (YEARS)
--------------------------------------- ---------- -------- --------- --------- ----------- --------
                                                               (IN MILLIONS)
Exeter Reassurance Company Ltd.,
  MetLife, Inc. & Missouri Reinsurance
  (Barbados), Inc......................  June 2016     $500  $490 (1)       $--         $10        4

----------
(1)Missouri Reinsurance (Barbados), Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $390 million in letters of credit at December 31, 2011.

12.INCOME TAX

   The provision for income tax from continuing operations was as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       ------------------------
                                                        2011    2010    2009
                                                       ------   ----  --------
                                                          (IN MILLIONS)
    Current:
     Federal.......................................... $  552   $305  $    206
     State and local..................................      2      4         3
     Foreign..........................................    116     46       174
                                                       ------   ----  --------
       Subtotal.......................................    670    355       383
                                                       ------   ----  --------
    Deferred:
     Federal..........................................    789    354   (2,226)
     Foreign..........................................     22     69      (53)
                                                       ------   ----  --------
       Subtotal.......................................    811    423   (2,279)
                                                       ------   ----  --------
         Provision for income tax expense (benefit)... $1,481   $778  $(1,896)
                                                       ======   ====  ========

   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                    YEARS ENDED DECEMBER 31,
                                                    ----------------------
                                                     2011     2010    2009
                                                    ------   ------ --------
                                                        (IN MILLIONS)
     Tax provision at U.S. statutory rate.......... $1,685   $  891 $(1,554)
     Tax effect of:
      Tax-exempt investment income.................  (102)    (100)    (149)
      State and local income tax...................      3        1       --
      Prior year tax...............................     10       48     (11)
      Tax credits..................................  (119)     (72)     (85)
      Foreign tax rate differential................    (2)      (6)     (89)
      Change in valuation allowance................     --       13       12
      Other, net...................................      6        3     (20)
                                                    ------   ------ --------
        Provision for income tax expense (benefit). $1,481   $  778 $(1,896)
                                                    ======   ====== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        DECEMBER 31,
                                                       ---------------
                                                         2011    2010
                                                       -------- ------
                                                        (IN MILLIONS)
         Deferred income tax assets:
          Policyholder liabilities and receivables.... $  2,558 $2,787
          Net operating loss carryforwards............       26     24
          Employee benefits...........................      840    632
          Capital loss carryforwards..................       11     12
          Tax credit carryforwards....................      249    287
          Litigation-related and government mandated..      200    220
          Other.......................................       94     17
                                                       -------- ------
                                                          3,978  3,979
          Less: Valuation allowance...................       38     38
                                                       -------- ------
                                                          3,940  3,941
                                                       -------- ------
         Deferred income tax liabilities:
          Investments, including derivatives..........    1,754  1,219
          DAC.........................................    2,250  2,235
          Net unrealized investment gains.............    2,540  1,239
          Intangibles.................................      207    189
          Other.......................................       16      9
                                                       -------- ------
                                                          6,767  4,891
                                                       -------- ------
            Net deferred income tax asset (liability). $(2,827) $(950)
                                                       ======== ======

   The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2011:

                        NET OPERATING LOSS                    CAPITAL LOSS
                          CARRYFORWARDS                       CARRYFORWARDS
              -------------------------------------- -------------------------------
                 AMOUNT            EXPIRATION           AMOUNT        EXPIRATION
              ------------- ------------------------ ------------- -----------------
              (IN MILLIONS)                          (IN MILLIONS)
Domestic.....           $23 Beginning in 2018                  $-- N/A
State........           $ 4 Beginning in 2012                  $-- N/A
Foreign......           $50 Five years to indefinite           $31 Beginning in 2014

   Tax credit carryforwards of $249 million at December 31, 2011 will expire beginning in 2021.

   The Company has recorded a valuation allowance increase related to tax benefits of $2 million related to certain state and foreign net operating loss carryforwards and a decrease of $2 million related to certain foreign capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. The IRS exam of the current audit cycle, years 2003 to 2006, began in April 2010.

   The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits associated with the 2000 to 2002 IRS audit. A reasonable estimate of the decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                                 YEARS ENDED
                                                                                 DECEMBER 31,
                                                                               ----------------
                                                                               2011 2010  2009
                                                                               ---- ----- -----
                                                                                (IN MILLIONS)
Balance at January 1,......................................................... $499 $ 592 $ 593
Additions for tax positions of prior years....................................   26     2    42
Reductions for tax positions of prior years...................................   --  (54)  (30)
Additions for tax positions of current year...................................    1     2    34
Reductions for tax positions of current year..................................  (1)   (1)   (2)
Settlements with tax authorities..............................................   --  (31)  (45)
Lapses of statutes of limitations.............................................   --  (11)    --
                                                                               ---- ----- -----
Balance at December 31,....................................................... $525 $ 499 $ 592
                                                                               ==== ===== =====
Unrecognized tax benefits that, if recognized would impact the effective rate. $459 $ 432 $ 490
                                                                               ==== ===== =====

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

   Interest and penalties were as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                                ------------------------
                                                                                2011     2010    2009
-                                                                               ----     ----    ----
                                                                                (IN MILLIONS)
Interest and penalties recognized in the consolidated statements of operations.  $27      $27     $38

                                                                                         DECEMBER 31,
                                                                                         ------------
                                                                                         2011    2010
                                                                                         ----    ----
                                                                                         (IN MILLIONS)
Interest and penalties included in other liabilities in the consolidated balance sheets. $203    $176

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2011 and 2010, the Company recognized an income tax benefit of $69 million and $38 million, respectively, related to the separate account DRD. The 2011 benefit included a benefit of $4 million related to a true-up of the 2010 tax return. The 2010 benefit included an expense of $23 million related to a true-up of the 2009 tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  Matters as to Which an Estimate Can Be Made

   For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2011, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be approximately $0 to $175 million.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Matters as to Which an Estimate Cannot Be Made

   For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

   Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

   Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
(ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                        DECEMBER 31,
                                                   ------------------------------
                                                    2011       2010      2009
                                                   -------    -------   -------
                                                   (IN MILLIONS, EXCEPT NUMBER OF
                                                           CLAIMS)
      Asbestos personal injury claims at year end.  66,747     68,513    68,804
      Number of new claims during the year........   4,972      5,670     3,910
      Settlement payments during the year (1)..... $  34.2    $  34.9   $  37.6

----------

(1)Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   In 2008, Metropolitan Life Insurance Company received approximately 5,063 new claims, ending the year with a total of approximately 74,027 claims, and paid approximately $99 million for settlements reached in 2008 and prior years. In 2007, Metropolitan Life Insurance Company received approximately 7,161 new claims, ending the year with a total of approximately 79,717 claims, and paid approximately $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

   The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

   The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. To the extent the Company can estimate reasonably possible losses in excess of amounts

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

accrued, it has been included in the aggregate estimate of reasonably possible loss provided above. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

   Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1.2 billion. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2011.

  Regulatory Matters

   The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

   United States of America v. EME Homer City Generation, L.P., et al. (W.D.
Pa., filed January 4, 2011).   On January 4, 2011, the U.S. commenced a civil
action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electricity generating facility, which is solely operated by the lessee, EME Homer City. The complaint sought injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On January 7, 2011, two plaintiffs filed a putative class action titled Scott Jackson and Maria Jackson v. EME Homer City Generation L.P., et al. in the United States District Court for the Western District of Pennsylvania on behalf of a putative class of persons who have allegedly incurred damage to their persons and/or property because of the violations alleged in the action brought by the U.S. Homer City OL6 LLC is a defendant in this action. On October 12, 2011, the court issued an order dismissing the U.S.'s lawsuit with prejudice. The Government entities have appealed from the order granting defendants' motion to dismiss. On October 13, 2011, the court also issued an order dismissing the federal claims in the putative class actions with prejudice and dismissing the state law claims in the putative class actions without prejudice to re-file in state court. EME Homer City has acknowledged its obligation to indemnify Homer City OL6 LLC for any claims relating to the NOVs. Due to the acknowledged indemnification obligation, this matter is not included in the aggregate estimate of range of reasonably possible loss. In a February 13, 2012, letter to EME Homer City, Homer City OL6 LLC and others, the Sierra Club indicated its intent to sue for alleged violations of the Clean Air Act and to seek to enjoin the alleged violations, seek unspecified penalties and attorneys' fees, and other relief. Homer City OL6 LLC has served a claim for indemnification on EME Homer City.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County,
Florida.   In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

   Sales Practices Regulatory Matters.   Regulatory authorities in a small
number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Life Insurance Company ("NELICO"), GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

  Unclaimed Property Inquiries and Related Litigation

   More than 30 U.S. jurisdictions are auditing MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws. Additionally, Metropolitan Life Insurance Company and certain of its affiliates have received subpoenas and other regulatory inquiries from certain regulators and other officials relating to claims-payment practices and compliance with unclaimed property laws. An examination of these practices by the Illinois Department of Insurance has been converted into a multistate targeted market conduct exam. On July 5, 2011, the New York Insurance Department issued a letter requiring life insurers doing business in New York to use data available on the U.S. Social Security Administration's Death Master File or a similar database to identify instances where death benefits under life

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

insurance policies, annuities, and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. It is possible that other jurisdictions may pursue similar investigations or inquiries, may join the multistate market conduct exam, or issue directives similar to the New York Insurance Department's letter. In the third quarter of 2011, Metropolitan Life Insurance Company incurred a $110 million after tax charge to increase reserves in connection with the Company's use of the U.S. Social Security Administration's Death Master File and similar databases to identify potential life insurance claims that have not yet been presented to the Company. It is possible that the audits, market conduct exam, and related activity may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and changes to the Company's procedures for the identification and escheatment of abandoned property. The Company believes that payments for life insurance claims not yet presented and interest thereon will not be materially different from the reserve charge noted above. To the extent the Company can estimate the reasonably possible amount of potential additional payments, it has been included in the aggregate estimate of reasonably possible loss provided above. It is possible that there will be additional payments or other expenses incurred with respect to changes in procedures, and the Company is not currently able to estimate these additional possible amounts but such costs may be substantial.

   Total Asset Recovery Services, LLC on behalf of the State of Illinois v. MetLife, Inc., et. al. (Cir. Ct. Cook County, IL, filed January 24, 2011). Alleging that MetLife, Inc. and another company have violated the Illinois Uniform Disposition of Unclaimed Property Act by failing to escheat to Illinois benefits of 4,766 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Illinois False Claims Whistleblower Reward and Protection Act seeking to recover damages on behalf of Illinois. Based on the allegations in the complaint, it appears that plaintiff may have improperly named MetLife, Inc. as a defendant instead of Metropolitan Life Insurance Company. The action was sealed by court order until January 18, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $1,572,780,000. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $110,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

   Total Asset Recovery Services, LLC on behalf of the State of Minnesota v. MetLife, Inc., et. al. (District Court, County of Hennepin, MN, filed
January 31, 2011). Alleging that MetLife, Inc. and another company have violated the Minnesota Uniform Disposition of Unclaimed Property Act by failing to escheat to Minnesota benefits of 584 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Minnesota False Claims Act seeking to recover damages on behalf of Minnesota. Based on the allegations in the complaint, it appears that plaintiff may have improperly named MetLife, Inc. as a defendant instead of Metropolitan Life Insurance Company. The action was sealed by court order until March 22, 2012. The Relator alleges that the aggregate damages, including statutory damages and treble damages, is $227,750,000. The Relator does not allocate this claimed damage amount between MetLife, Inc. and the other defendant. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $130,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint, and intends to defend this action vigorously.

  Total Control Accounts Litigation

   Metropolitan Life Insurance Company is a defendant in lawsuits related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits. The lawsuits include claims of breach of contract, breach of a common law fiduciary duty or a quasi-fiduciary duty such as a confidential or special relationship, or breach of a fiduciary duty under the Employee Retirement Income Security Act of 1974 ("ERISA").

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Clark, et al. v. Metropolitan Life Insurance Company (D. Nev., filed
March 28, 2008).   This putative class action lawsuit alleges breach of
contract and breach of a common law fiduciary and/or quasi-fiduciary duty arising from use of the TCA to pay life insurance policy death benefits. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In March 2009, the court granted in part and denied in part Metropolitan Life Insurance Company's motion to dismiss, dismissing the fiduciary duty and unjust enrichment claims but allowing a breach of contract claim and a special or confidential relationship claim to go forward. On September 9, 2010, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs appealed this order and on December 7, 2011, the United States Court of Appeals for the Ninth Circuit affirmed the district court's grant of summary judgment to Metropolitan Life Insurance Company, finding no breach of contract because plaintiffs suffered no damages and finding that no special or confidential relationship existed between the parties under Nevada law.

   Faber, et al. v. Metropolitan Life Insurance Company (S.D.N. Y., filed
December 4, 2008).   This putative class action lawsuit alleges that
Metropolitan Life Insurance Company's use of the TCA as the settlement option under group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. On October 23, 2009, the court granted Metropolitan Life Insurance Company's motion to dismiss with prejudice. On August 5, 2011, the United States Court of Appeals for the Second Circuit affirmed the dismissal of the complaint. Plaintiffs' petition for a rehearing or rehearing en banc with the Second Circuit was denied by the Second Circuit on November 1, 2011.

   Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7,
2010). This putative class action lawsuit raises a breach of contract claim arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program ("FEGLI"). As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In September 2010, plaintiffs filed a motion for class certification of the breach of contract claim, which the court has denied. On April 28, 2011, the court denied Metropolitan Life Insurance Company's motion to dismiss.

   Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3,
2011). Similar to Keife v. Metropolitan Life Insurance Company (pending in the same court), in this putative class action the plaintiff alleges that Metropolitan Life Insurance Company improperly paid interest to FEGLI beneficiaries. Specifically, plaintiff alleges that under the terms of the FEGLI policy, Metropolitan Life Insurance Company is required to make "immediate" payment of death benefits in "one sum." Metropolitan Life Insurance Company, plaintiff alleges, breached this duty by instead retaining the death benefits in its general investment account and sending beneficiaries a "book of drafts" known as the "TCA Money Market Option" as the only means by which funds can be accessed. Plaintiff further alleges that Metropolitan Life Insurance Company manipulates interest rates paid to policy beneficiaries. This matter has been consolidated with Keife.

   The Company is unable to estimate the reasonably possible loss or range of loss arising from the TCA matters.

  Other Litigation

   Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super.
Ct., Ontario, October 2006).   In 2006, Sun Life Assurance Company of Canada
("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. The Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

   Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich.,
removed to federal court on July 22, 2011).   This lawsuit was filed by 45
retired General Motors ("GM") employees against Metropolitan Life Insurance Company and includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, and unfair trade practices, based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of their lives. Metropolitan Life Insurance Company has removed the case to federal court based upon complete ERISA preemption of the state law claims. Plaintiffs filed an amended complaint recasting the state law claims and asserting ERISA claims. Metropolitan Life Insurance Company has filed a motion to dismiss.

   Sales Practices Claims.   Over the past several years, the Company has faced
numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

   Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

   It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

   Assets and liabilities held for insolvency assessments were as follows:

                                                                   DECEMBER 31,
                                                                   ------------
                                                                   2011    2010
                                                                   ----    ----
                                                                   (IN MILLIONS)
    Other Assets:
     Premium tax offset for future undiscounted assessments....... $ 63     $42
     Premium tax offsets currently available for paid assessments.   13       7
                                                                   ----    ----
                                                                   $ 76     $49
                                                                   ====    ====
    Other Liabilities:
     Insolvency assessments....................................... $113     $63
                                                                   ====    ====

   On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan will involve the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also contemplates that additional industry support for certain ELNY policyholders will be provided. The Company recorded a net charge of $21 million, after tax, related to ELNY.

COMMITMENTS

  LEASES

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                   GROSS
                                  RENTAL SUBLEASE  RENTAL
                                  INCOME  INCOME  PAYMENTS
                                  ------ -------- --------
                                       (IN MILLIONS)
                      2012.......   $305      $14     $181
                      2013.......   $296      $16     $172
                      2014.......   $270      $12     $132
                      2015.......   $224      $12     $124
                      2016.......   $169      $12     $110
                      Thereafter.   $681      $74     $840

   MetLife, Inc. previously moved certain of its operations in New York from Long Island City, Queens to Manhattan. Market conditions, which precluded MetLife, Inc.'s immediate and complete sublet of all unused space following this movement of operations, resulted in a lease impairment charge of $52 million during 2009, which is included in other expenses within Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions change.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.5 billion and $2.4 billion at December 31, 2011 and 2010, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.3 billion and $2.5 billion at December 31, 2011 and 2010, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

   The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $986 million and $2.0 billion at December 31, 2011 and 2010, respectively.

GUARANTEES

   In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

   During the year ended December 31, 2011, the Company recorded $1 million of additional liabilities for indemnities, guarantees and commitments. The Company's recorded liabilities were $4 million and $3 million at December 31, 2011 and 2010, respectively, for indemnities, guarantees and commitments.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

   The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2011, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. The Company's proportionate share of net pension expense related to its sponsored pension plans was $316 million, $309 million and $355 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was ($22) million, less than $1 million and $70 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                                       OTHER
                                                                       PENSION     POSTRETIREMENT
                                                                    BENEFITS (1)     BENEFITS
                                                                   --------------- -------------
                                                                           DECEMBER 31,
                                                                   -----------------------------
                                                                     2011    2010   2011    2010
                                                                   -------- ------ ------  ------
                                                                           (IN MILLIONS)
Change in benefit obligations:
Benefit obligations at January 1,................................. $  6,690 $6,287 $1,819  $1,829
 Service costs....................................................      165    150     16      17
 Interest costs...................................................      384    375    107     111
 Plan participants' contributions.................................       --     --     28      33
 Net actuarial (gains) losses.....................................      897    277    269      68
 Curtailments.....................................................       --      6     --      --
 Plan amendments, change in benefits, and other (2)...............      128     --     --    (81)
 Net transfer in (out) of controlled group........................     (12)     --     --    (17)
 Prescription drug subsidy........................................       --     --     --      12
 Benefits paid....................................................    (385)  (405)  (133)   (153)
                                                                   -------- ------ ------  ------
Benefit obligations at December 31,...............................    7,867  6,690  2,106   1,819
                                                                   -------- ------ ------  ------
Change in plan assets:
Fair value of plan assets at January 1,...........................    5,976  5,419  1,184   1,118
 Actual return on plan assets.....................................      787    673     81      98
 Plan amendments, change in benefits, and other (2)...............      110     --     --      --
 Plan participants' contributions.................................       --     --     28      33
 Employer contributions...........................................      223    289     80      87
 Net transfer in (out) of controlled group........................     (12)     --     --    (12)
 Benefits paid....................................................    (385)  (405)  (133)   (140)
                                                                   -------- ------ ------  ------
Fair value of plan assets at December 31,.........................    6,699  5,976  1,240   1,184
                                                                   -------- ------ ------  ------
 Over (under) funded status at December 31,....................... $(1,168) $(714) $(866)  $(635)
                                                                   ======== ====== ======  ======
Amounts recognized in the consolidated balance sheets consist of:
 Other assets..................................................... $     -- $  107 $   --  $   --
 Other liabilities................................................  (1,168)  (821)  (866)   (635)
                                                                   -------- ------ ------  ------
   Net amount recognized.......................................... $(1,168) $(714) $(866)  $(635)
                                                                   ======== ====== ======  ======
Accumulated other comprehensive (income) loss:
 Net actuarial losses............................................. $  2,403 $2,058 $  621  $  399
 Prior service costs (credit).....................................       29     16  (179)   (287)
                                                                   -------- ------ ------  ------
   Accumulated other comprehensive (income) loss, before income tax.......................................................... $  2,432 $2,074 $  442  $  112
                                                                   ======== ====== ======  ======

----------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $997 million and $821 million at December 31, 2011 and 2010, respectively.

(2)During 2011, the Company became the sole sponsor of a certain qualified defined pension plan. Accordingly, the Company transitioned its accounting for that plan from a multiemployer to a single employer plan as of December 31, 2011.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The accumulated benefit obligations for all defined benefit pension plans were $7.4 billion and $6.4 billion at December 31, 2011 and 2010, respectively.

   The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                   DECEMBER 31,
                                                   -------------
                                                    2011   2010
                                                   ------  ----
                                                   (IN MILLIONS)
                  Projected benefit obligations... $1,129  $821
                  Accumulated benefit obligations. $1,011  $748
                  Fair value of plan assets....... $  110  $ --

   Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                           OTHER
                                             PENSION   POSTRETIREMENT
                                            BENEFITS     BENEFITS
                                           ----------- -------------
                                                 DECEMBER 31,
                                           -------------------------
                                            2011  2010  2011    2010
                                           ------ ---- ------  ------
                                                 (IN MILLIONS)
            Projected benefit obligations. $7,867 $821 $2,106  $1,819
            Fair value of plan assets..... $6,699 $ -- $1,240  $1,184

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

    i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

    ii)Interest Costs -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

   iii)Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

    iv)Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

    v) Amortization of Net Actuarial (Gains) Losses -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

    vi)Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

   The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                                        OTHER
                                                                  PENSION          POSTRETIREMENT
                                                                  BENEFITS            BENEFITS
                                                            -------------------- -------------------
                                                                    YEARS ENDED DECEMBER 31,
                                                            ----------------------------------------
                                                             2011   2010   2009   2011  2010   2009
                                                            ------ ------ ------ ------ ----- ------
                                                                         (IN MILLIONS)
Net Periodic Benefit Costs:
 Service costs............................................. $  165 $  150 $  147 $   16 $  17 $   22
 Interest costs............................................    384    375    374    107   111    123
 Settlement and curtailment costs..........................     --      8     18     --    --     --
 Expected return on plan assets............................  (423)  (422)  (414)   (76)  (79)   (74)
 Amortization of net actuarial (gains) losses..............    189    192    223     42    38     43
 Amortization of prior service costs (credit)..............      3      6      8  (108)  (83)   (36)
                                                            ------ ------ ------ ------ ----- ------
     Total net periodic benefit costs (credit).............    318    309    356   (19)     4     78
                                                            ------ ------ ------ ------ ----- ------
Other Changes in Plan Assets and Benefit Obligations
 Recognized in Other Comprehensive Income (Loss):
 Net actuarial (gains) losses..............................    532     24    251    264    49    284
 Prior service costs (credit)..............................     18     --   (12)     --  (81)  (167)
 Amortization of net actuarial gains (losses)..............  (189)  (192)  (223)   (42)  (38)   (43)
 Amortization of prior service (costs) credit..............    (3)    (6)    (8)    108    83     36
                                                            ------ ------ ------ ------ ----- ------
   Total recognized in other comprehensive income
     (loss)................................................    358  (174)      8    330    13    110
                                                            ------ ------ ------ ------ ----- ------
     Total recognized in net periodic benefit costs and
       other comprehensive income (loss)................... $  676 $  135 $  364 $  311 $  17 $  188
                                                            ====== ====== ====== ====== ===== ======

   For the year ended December 31, 2011, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of $358 million and other postretirement benefits of $330 million for an aggregate reduction in other comprehensive income (loss) of $688 million before income tax and $439 million, net of income tax.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $172 million and $6 million, respectively.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $54 million and ($104) million, respectively.

   The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company,

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company, no longer applies for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                    DECEMBER 31,
                                                                    ------------
                                                                     2010   2009
                                                                    ------  -----
                                                                    (IN MILLIONS)
Cumulative reduction in other postretirement benefits obligations:
 Balance at January 1,............................................. $  247  $ 317
 Service costs.....................................................      3      2
 Interest costs....................................................     16     16
 Net actuarial (gains) losses......................................  (255)   (76)
 Expected prescription drug subsidy................................   (11)   (12)
                                                                    ------  -----
 Balance at December 31,........................................... $   --  $ 247
                                                                    ======  =====

                                                                   YEARS ENDED DECEMBER 31,
                                                                   ------------------------
                                                                   2010         2009
                                                                   ----         ----
                                                                   (IN MILLIONS)
    Reduction in net periodic other postretirement benefit costs:
     Service costs................................................  $ 3          $ 2
     Interest costs...............................................   16           16
     Amortization of net actuarial (gains) losses.................   10           11
                                                                   ----         ----
       Total reduction in net periodic benefit costs..............  $29          $29
                                                                   ====         ====

   The Company received subsidies of $3 million, $8 million and $12 million for the years ended December 31, 2011, 2010 and 2009, respectively.

  ASSUMPTIONS

   Assumptions used in determining benefit obligations were as follows:

                                                               OTHER
                                              PENSION       POSTRETIREMENT
                                             BENEFITS        BENEFITS
                                        ------------------- --------------
                                                 DECEMBER 31,
                                        ----------------------------------
                                          2011      2010    2011    2010
                                        --------- --------- -----   -----
        Weighted average discount rate.     4.95%     5.80% 4.95%   5.80%
        Rate of compensation increase.. 3.5%-7.5% 3.5%-7.5%   N/A     N/A

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Assumptions used in determining net periodic benefit costs were as follows:

                                                                                 OTHER
                                                        PENSION             POSTRETIREMENT
                                                       BENEFITS                BENEFITS
                                             ----------------------------- -----------------
                                                              DECEMBER 31,
                                             -----------------------------------------------
                                               2011      2010      2009    2011  2010  2009
                                             --------- --------- --------- ----- ----- -----
Weighted average discount rate..............     5.80%     6.25%     6.60% 5.80% 6.25% 6.60%
Weighted average expected rate of return on
  plan assets...............................     7.25%     8.00%     8.25% 7.25% 7.20% 7.36%
Rate of compensation increase............... 3.5%-7.5% 3.5%-7.5% 3.5%-7.5%   N/A   N/A   N/A

   The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

   The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

   The weighted average expected rate of return on plan assets for use in that plan's valuation in 2012 is currently anticipated to be 7.00% for pension benefits and 6.22% for other postretirement benefits.

   The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                   DECEMBER 31,
                     -------------------------------------------------------------------------
                                    2011                                 2010
                     ------------------------------------ ------------------------------------
Pre-and              7.3% in 2012, gradually decreasing   7.8% in 2011, gradually decreasing
  Post-Medicare      each year until 2083                 each year until 2083
  eligible claims... reaching the ultimate rate of 4.3%.  reaching the ultimate rate of 4.4%.

   Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects:

                                                          ONE PERCENT ONE PERCENT
                                                           INCREASE    DECREASE
                                                          ----------- -----------
                                                               (IN MILLIONS)
Effect on total of service and interest costs components.        $  8      $  (9)
Effect of accumulated postretirement benefit obligations.        $196      $(161)

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  PLAN ASSETS

   The pension and other postretirement benefit plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

   Level 1 This category includes investments in fixed maturity securities, equity securities, derivative securities, and short-term investments which have unadjusted quoted market prices in active markets for identical assets and liabilities.

   Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

          Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

          Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

   Level 3 This category includes separate accounts that are invested in fixed maturity securities, equity securities, pass-through securities, derivative securities and other invested assets that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

   The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

   The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The pension and postretirement plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                           DECEMBER 31, 2011
                                     -----------------------------------------------------------------------------------
                                                                                                        OTHER
                                                        PENSION                                     POSTRETIREMENT
                                                        BENEFITS                                       BENEFITS
                                     ---------------------------------------------- ------------------------------------
                                          FAIR VALUE MEASUREMENTS AT                     FAIR VALUE MEASUREMENTS AT
                                             REPORTING DATE USING                           REPORTING DATE USING
                                     ------------------------------------           ------------------------------------
                                       QUOTED                                         QUOTED
                                       PRICES                                         PRICES
                                      IN ACTIVE                                      IN ACTIVE
                                       MARKETS                                        MARKETS
                                         FOR     SIGNIFICANT                            FOR     SIGNIFICANT
                                      IDENTICAL     OTHER    SIGNIFICANT    TOTAL    IDENTICAL     OTHER    SIGNIFICANT
                                     ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED ASSETS AND  OBSERVABLE  UNOBSERVABLE
                                     LIABILITIES   INPUTS       INPUTS      FAIR    LIABILITIES   INPUTS       INPUTS
                                      (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE    (LEVEL 1)   (LEVEL 2)   (LEVEL 3)
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
                                                                             (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate..........................      $   --      $1,820         $ 30    $1,850        $ --        $139          $ 4
 Federal agencies...................           1         270           --       271          --          29           --
 Foreign bonds......................          --         200            5       205          --          13           --
 Municipals.........................          --         174           --       174          --          59            1
 Preferred stocks...................          --           1           --         1          --          --           --
 U.S. government bonds..............         949         176           --     1,125         160           1           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total fixed maturity securities..         950       2,641           35     3,626         160         241            5
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
Equity securities:
 Common stock -- domestic...........       1,082          36          194     1,312         240           2           --
 Common stock -- foreign............         271          --           --       271          55          --           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total equity securities..........       1,353          36          194     1,583         295           2           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
Money market securities.............           2          --           --         2          --           1           --
Pass-through securities.............          --         444            2       446          --          84            5
Derivative securities...............          28           9            4        41          --          --            1
Short-term investments..............           4         378           --       382           6         435           --
Other invested assets...............          --          65          501       566          --          --           --
Other receivables...................          --          45           --        45          --           4           --
Securities receivable...............          --           8           --         8          --           1           --
                                     ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total assets....................      $2,337      $3,626         $736    $6,699        $461        $768          $11
                                     =========== =========== ============ ========= =========== =========== ============

                                     ----------



                                     ----------








                                       TOTAL
                                     ESTIMATED
                                       FAIR
                                       VALUE
                                     ---------

ASSETS:
Fixed maturity securities:
 Corporate..........................    $  143
 Federal agencies...................        29
 Foreign bonds......................        13
 Municipals.........................        60
 Preferred stocks...................        --
 U.S. government bonds..............       161
                                     ---------
   Total fixed maturity securities..       406
                                     ---------
Equity securities:
 Common stock -- domestic...........       242
 Common stock -- foreign............        55
                                     ---------
   Total equity securities..........       297
                                     ---------
Money market securities.............         1
Pass-through securities.............        89
Derivative securities...............         1
Short-term investments..............       441
Other invested assets...............        --
Other receivables...................         4
Securities receivable...............         1
                                     ---------
    Total assets....................    $1,240
                                     =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                            DECEMBER 31, 2010
                                      -----------------------------------------------------------------------------------
                                                                                                         OTHER
                                                         PENSION                                     POSTRETIREMENT
                                                         BENEFITS                                       BENEFITS
                                      ---------------------------------------------- ------------------------------------
                                           FAIR VALUE MEASUREMENTS AT                     FAIR VALUE MEASUREMENTS AT
                                              REPORTING DATE USING                           REPORTING DATE USING
                                      ------------------------------------           ------------------------------------
                                        QUOTED                                         QUOTED
                                        PRICES                                         PRICES
                                       IN ACTIVE                                      IN ACTIVE
                                        MARKETS                                        MARKETS
                                          FOR     SIGNIFICANT                            FOR     SIGNIFICANT
                                       IDENTICAL     OTHER    SIGNIFICANT    TOTAL    IDENTICAL     OTHER    SIGNIFICANT
                                      ASSETS AND  OBSERVABLE  UNOBSERVABLE ESTIMATED ASSETS AND  OBSERVABLE  UNOBSERVABLE
                                      LIABILITIES   INPUTS       INPUTS      FAIR    LIABILITIES   INPUTS       INPUTS
                                       (LEVEL 1)   (LEVEL 2)   (LEVEL 3)     VALUE    (LEVEL 1)   (LEVEL 2)   (LEVEL 3)
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
                                                                              (IN MILLIONS)
ASSETS:
Fixed maturity securities:
 Corporate...........................      $   --      $1,444         $ 45    $1,489        $ --        $ 67          $ 4
 Federal agencies....................          --         165           --       165          --          15           --
 Foreign bonds.......................          --         138            4       142          --           3           --
 Municipals..........................          --         129           --       129          --          37            1
 Preferred stocks....................          --           4           --         4          --          --           --
 U.S. government bonds...............         614         129           --       743          82          --           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total fixed maturity securities...         614       2,009           49     2,672          82         122            5
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
Equity securities:
 Common stock -- domestic............       1,329          88          228     1,645         359           3           --
 Common stock -- foreign.............         436          --           --       436          77          --           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
   Total equity securities...........       1,765          88          228     2,081         436           3           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
Money market securities..............         189          95           --       284           1           1           --
Pass-through securities..............          --         303            2       305          --          73            6
Derivative securities................           2         (4)          (1)       (3)          --          --           --
Short-term investments...............        (10)          96           --        86           8         443           --
Other invested assets................          --          59          446       505          --          --           --
Other receivables....................          --          37           --        37          --           3           --
Securities receivable................          --          66           --        66          --           2           --
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total assets.....................      $2,560      $2,749         $724    $6,033        $527        $647          $11
                                      =========== =========== ============ ========= =========== =========== ============
LIABILITIES:
Securities payable...................      $   --      $   57         $ --    $   57        $ --        $  1          $--
                                      ----------- ----------- ------------ --------- ----------- ----------- ------------
    Total liabilities................      $   --      $   57         $ --    $   57        $ --        $  1          $--
                                      =========== =========== ============ ========= =========== =========== ============
     Total assets and liabilities....      $2,560      $2,692         $724    $5,976        $527        $646          $11
                                      =========== =========== ============ ========= =========== =========== ============

                                      ----------



                                      ----------








                                        TOTAL
                                      ESTIMATED
                                        FAIR
                                        VALUE
                                      ---------

ASSETS:
Fixed maturity securities:
 Corporate...........................    $   71
 Federal agencies....................        15
 Foreign bonds.......................         3
 Municipals..........................        38
 Preferred stocks....................        --
 U.S. government bonds...............        82
                                      ---------
   Total fixed maturity securities...       209
                                      ---------
Equity securities:
 Common stock -- domestic............       362
 Common stock -- foreign.............        77
                                      ---------
   Total equity securities...........       439
                                      ---------
Money market securities..............         2
Pass-through securities..............        79
Derivative securities................        --
Short-term investments...............       451
Other invested assets................        --
Other receivables....................         3
Securities receivable................         2
                                      ---------
    Total assets.....................    $1,185
                                      =========
LIABILITIES:
Securities payable...................    $    1
                                      ---------
    Total liabilities................    $    1
                                      =========
     Total assets and liabilities....    $1,184
                                      =========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 --------------------------------------------------------------------------------------------
                                                       PENSION BENEFITS                        OTHER POSTRETIREMENT BENEFITS
                                 ------------------------------------------------------------ -------------------------------
                                  FIXED MATURITY     EQUITY                                      FIXED MATURITY
                                    SECURITIES:    SECURITIES:                                    SECURITIES:
                                 ----------------- -----------                                --------------------
                                                     COMMON      PASS-                OTHER                          PASS-
                                           FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED                       THROUGH
                                 CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS  CORPORATE MUNICIPALS SECURITIES
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
                                                                              (IN MILLIONS)
YEAR ENDED DECEMBER 31,
 2011:
Balance, January 1,.............     $  45    $  4       $ 228       $  2       $(1)   $  446       $ 4        $ 1       $  6
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........        --      --          --         --         --       --        --         --         --
   Net investment gains
    (losses)....................        --      --        (57)        (1)          1       80        --         --        (1)
   Net derivative gains
    (losses)....................        --      --          --         --         --       --        --         --         --
  Other comprehensive income
   (loss).......................       (3)     (2)         110          1          6       42        --         --          1
  Purchases.....................        --       3           7          1         --       91        --         --         --
  Sales.........................      (13)      --        (94)        (2)        (2)    (158)        --         --        (1)
  Issuances.....................        --      --          --         --         --       --        --         --         --
  Settlements...................        --      --          --         --         --       --        --         --         --
Transfers into Level 3..........         1      --          --          1         --       --        --         --          1
Transfers out of Level 3........        --      --          --         --         --       --        --         --        (1)
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
Balance, December 31,...........     $  30    $  5       $ 194       $  2       $  4   $  501       $ 4        $ 1       $  5
                                 ========= ======= =========== ========== ========== ======== ========= ========== ==========








                                 DERIVATIVE
                                 SECURITIES
                                 ----------

YEAR ENDED DECEMBER 31,
 2011:
Balance, January 1,.............        $--
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........         --
   Net investment gains
    (losses)....................         --
   Net derivative gains
    (losses)....................         --
  Other comprehensive income
   (loss).......................          1
  Purchases.....................         --
  Sales.........................         --
  Issuances.....................         --
  Settlements...................         --
Transfers into Level 3..........         --
Transfers out of Level 3........         --
                                 ----------
Balance, December 31,...........        $ 1
                                 ==========

                                           FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                 --------------------------------------------------------------------------------------------
                                                       PENSION BENEFITS                        OTHER POSTRETIREMENT BENEFITS
                                 ------------------------------------------------------------ -------------------------------
                                  FIXED MATURITY     EQUITY                                      FIXED MATURITY
                                    SECURITIES:    SECURITIES:                                    SECURITIES:
                                 ----------------- -----------                                --------------------
                                                     COMMON      PASS-                OTHER                          PASS-
                                           FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED                       THROUGH
                                 CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS  CORPORATE MUNICIPALS SECURITIES
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
                                                                        (IN MILLIONS)
YEAR ENDED DECEMBER 31,
 2010:
Balance, January 1,.............     $  64    $  5        $229      $  66       $ --     $354       $--        $--       $  9
Total realized/unrealized gains
 (losses) included in:
  Earnings:
   Net investment income........        --      --          --       (11)          2       74        --         --        (4)
   Net investment gains
    (losses)....................        --      --          --         --         --       --        --         --         --
   Net derivative gains
    (losses)....................        --      --          --         --         --       --        --         --         --
  Other comprehensive
   income (loss)................         7       1         (2)         13        (2)      (4)         1         --          1
Purchases, sales, issuances and
 settlements....................      (17)     (2)           1       (67)        (1)       22        --         --        (1)
Transfers into Level 3..........         4      --          --          2         --       --         3          1          1
Transfers out of Level 3........      (13)      --          --        (1)         --       --        --         --         --
                                 --------- ------- ----------- ---------- ---------- -------- --------- ---------- ----------
Balance, December 31,...........     $  45    $  4        $228      $   2       $(1)     $446       $ 4        $ 1       $  6
                                 ========= ======= =========== ========== ========== ======== ========= ========== ==========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                      ------------------------------------------------------------------------------------------
                                                            PENSION BENEFITS                       OTHER POSTRETIREMENT BENEFITS
                                      ------------------------------------------------------------ -----------------------------
                                       FIXED MATURITY     EQUITY
                                         SECURITIES:    SECURITIES:
                                      ----------------- -----------
                                                          COMMON      PASS-                OTHER               PASS-
                                                FOREIGN   STOCK-     THROUGH   DERIVATIVE INVESTED            THROUGH
                                      CORPORATE  BONDS   DOMESTIC   SECURITIES SECURITIES  ASSETS           SECURITIES
                                      --------- ------- ----------- ---------- ---------- -------- -----------------------------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
Balance, January 1,..................      $ 54    $  4      $  437      $  76      $  38    $ 372                         $  13
Total realized/unrealized gains
 (losses) included in:
  Earnings:..........................
   Net investment income.............       (5)     (1)          --        (2)         34        4                          (17)
   Net investment gains (losses).....        --      --          --         --         --       --                            --
   Net derivative gains (losses).....        --      --          --         --         --       --                            --
  Other comprehensive income
   (loss)............................        20       5       (220)          8       (37)     (56)                            17
Purchases, sales, issuances and
 settlements.........................       (3)     (3)          12       (23)       (35)       34                           (4)
Transfers into and/or out of Level 3.       (2)      --          --          7         --       --                            --
                                      --------- ------- ----------- ---------- ---------- -------- -----------------------------
Balance, December 31,................      $ 64    $  5      $  229      $  66      $  --    $ 354                         $   9
                                      ========= ======= =========== ========== ========== ======== =============================

   See Note 5 for further information about the valuation techniques and inputs by level of major assets of invested assets that affect the amounts reported above.

   The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

   The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target range allocation by major asset class as of December 31, 2011 for the Invested Plans:

                                  DEFINED BENEFIT PLAN        POSTRETIREMENT MEDICAL       POSTRETIREMENT LIFE
                                  ------------------------    -------------------------    ---------------------
                                            ACTUAL ALLOCATION            ACTUAL ALLOCATION        ACTUAL ALLOCATION
                                   TARGET   --------------      TARGET   --------------    TARGET --------------
                                   RANGE    2011     2010       RANGE    2011     2010     RANGE  2011     2010
                                  --------- ----     ----     ---------- ----     ----     ------ ----     ----
ASSET CLASS:
Fixed maturity securities:
  Corporate......................             28%      24%                 17%      10%             --%      --%
  Federal agency.................              4        3                   4        2              --       --
  Foreign bonds..................              3        3                   2       --              --       --
  Municipals.....................              3        2                   8        5              --       --
  U.S. government bonds..........             17       12                  20       11              --       --
                                            ----     ----                ----     ----            ----     ----
   Total fixed maturity
    securities................... 50% - 80%   55%      44%    50% - 100%   51%      28%        0%   --%      --%
                                            ----     ----                ----     ----            ----     ----
Equity securities:
  Common stock -- domestic.......             20%      27%                 30%      49%             --%      --%
  Common stock -- foreign........              4        8                   7       10              --       --
                                            ----     ----                ----     ----            ----     ----
   Total equity securities.......  0% - 40%   24%      35%      0% - 50%   37%      59%        0%   --%      --%
                                            ----     ----                ----     ----            ----     ----
Alternative securities:
  Money market securities........             --%       5%                  1%      --%             --%      --%
  Pass-through securities........              6        5                  11       11              --       --
  Derivatives....................              1       --                  --       --              --       --
  Short-term investments.........              5        1                  --        1             100      100
  Other invested assets..........              8        8                  --       --              --       --
  Other receivables..............              1        1                  --        1              --       --
  Securities receivable..........             --        1                  --       --              --       --
                                            ----     ----                ----     ----            ----     ----
   Total alternative securities.. 10% - 20%   21%      21%      0% - 10%   12%      13%      100%  100%     100%
                                            ----     ----                ----     ----            ----     ----
    Total assets.................            100%     100%                100%     100%            100%     100%
                                            ====     ====                ====     ====            ====     ====

  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for 2012. The Company expects to make discretionary contributions to the qualified pension plan of $176 million in 2012. For information on employer contributions, see "-- Obligations, Funded Status and Net Periodic Benefit Costs."

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $88 million to fund the benefit payments in 2012.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $75 million towards benefit obligations in 2012 to pay postretirement medical claims.

   As noted previously, the Company no longer expects to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                               OTHER
                                  PENSION  POSTRETIREMENT
                                  BENEFITS    BENEFITS
                                  -------- --------------
                                       (IN MILLIONS)
                       2012......   $  435           $110
                       2013......   $  410           $112
                       2014......   $  440           $115
                       2015......   $  439           $117
                       2016......   $  454           $119
                       2017-2021.   $2,543           $609

  ADDITIONAL INFORMATION

   As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $47 million, $46 million and $42 million for the years ended December 31, 2011, 2010 and 2009, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $885 million, $767 million and $689 million for the years ended December 31, 2011, 2010 and 2009, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

   The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $73 million, $72 million and $79 million for the years ended December 31, 2011, 2010 and 2009, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


15.  EQUITY

  CAPITAL CONTRIBUTIONS

   During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

   During each of the years ended December 31, 2011, 2010 and 2009, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

  STOCK-BASED COMPENSATION PLANS

  Overview

   The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock, or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

  Description of Plans for Employees and Agents -- General Terms

   The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc. common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

   Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to MetLife, Inc. common stock).

   The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2011, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 31,803,801. Stock Option exercises and other awards

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. or by the issuance of new shares.

   Of the stock-based compensation for the years ended December 31, 2011, 2010 and 2009, 70%, 79% and 88%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

   Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

  Compensation Expense Related to Stock-Based Compensation

   The components of compensation expense related to stock-based compensation was as follows:

                                               YEARS ENDED DECEMBER 31,
                                               ------------------------
                                               2011     2010    2009
                                               ----     ----    ----
                                               (IN MILLIONS)
                  Stock Options............... $ 48      $39     $48
                  Performance Shares (1)......   37       19      10
                  Restricted Stock Units......   15        9       3
                                               ----     ----    ----
                  Total compensation expenses. $100      $67     $61
                                               ====     ====    ====
                  Income tax benefits......... $ 35      $23     $21
                                               ====     ====    ====

----------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

   At December 31, 2011, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 85%, 54% and 84%, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents the total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           DECEMBER 31, 2011
                                     ------------------------------
                                                   WEIGHTED AVERAGE
                                        EXPENSE         PERIOD
                                     ------------- ----------------
                                     (IN MILLIONS)     (YEARS)
             Stock Options..........           $52             1.82
             Performance Shares.....           $44             1.76
             Restricted Stock Units.           $23             1.82

  Stock Options

   Stock Options are the contingent right of award holders to purchase shares of MetLife, Inc. common stock at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of MetLife, Inc. common stock reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

   A summary of the activity related to Stock Options for the year ended December 31, 2011 was as follows:

                                                                                      WEIGHTED
                                                                                       AVERAGE
                                                                                      REMAINING    AGGREGATE
                                                       SHARES UNDER WEIGHTED AVERAGE CONTRACTUAL   INTRINSIC
                                                          OPTION     EXERCISE PRICE     TERM       VALUE (1)
                                                       ------------ ---------------- ----------- -------------
                                                                                       (YEARS)   (IN MILLIONS)
Outstanding at January 1, 2011........................   32,702,331           $38.47        5.30          $195
Granted (2)...........................................    5,471,447           $45.16
Exercised.............................................  (2,944,529)           $29.83
Expired...............................................    (317,342)           $42.32
Forfeited.............................................    (198,381)           $38.34
                                                        -----------
Outstanding at December 31, 2011......................   34,713,526           $40.22        5.35          $ --
                                                       ============ ================ =========== =============
Aggregate number of stock options expected to vest at
  a future date as of December 31, 2011...............   33,596,536           $40.31        5.25          $ --
                                                       ============ ================ =========== =============
Exercisable at December 31, 2011......................   24,345,356           $41.06        4.02          $ --
                                                       ============ ================ =========== =============

----------

(1)The aggregate intrinsic value was computed using the closing share price on December 30, 2011 of $31.18 and December 31, 2010 of $44.44, as applicable.

(2)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $78 million.

   The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc. common stock; risk-free rate of return; expected dividend yield on MetLife, Inc. common stock; exercise multiple; and the post-vesting termination rate.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Expected volatility is based upon an analysis of historical prices of MetLife, Inc. common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of MetLife, Inc.'s common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

   The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

   Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

   The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

   The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               YEARS ENDED DECEMBER 31,
                                                          -----------------------------------
                                                             2011        2010        2009
                                                          ----------- ----------- -----------
Dividend yield...........................................    1.65%       2.11%       3.15%
Risk-free rate of return................................. 0.29%-5.51% 0.35%-5.88% 0.73%-6.67%
Expected volatility......................................   32.64%      34.41%      44.39%
Exercise multiple........................................    1.69        1.75        1.76
Post-vesting termination rate............................    3.36%       3.64%       3.70%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           6
Weighted average exercise price of stock options granted.   $ 45.16     $35.06      $23.61
Weighted average fair value of stock options granted.....   $ 14.27     $11.29       $8.37

   MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   The following table presents a summary of Stock Option exercise activity:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                          2011     2010    2009
                                                          ----     ----    ----
                                                          (IN MILLIONS)
       Total intrinsic value of stock options exercised..  $41      $22     $ 1
       Cash received from exercise of stock options......  $88      $52     $ 8
       Tax benefit realized from stock options exercised.  $13      $ 8     $--

  Performance Shares

   Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in shares of MetLife, Inc. common stock. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

   Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.'s performance in change in annual net operating earnings and total shareholder return over the applicable three-year performance period compared to the performance of its competitors. The performance factor was 0.90 for the January 1, 2008 -- December 31, 2010 performance period.

   The following table presents a summary of Performance Share activity for the year ended December 31, 2011:

                                                                                          WEIGHTED AVERAGE
                                                                              PERFORMANCE    GRANT DATE
                                                                                SHARES       FAIR VALUE
                                                                              ----------- ----------------
Outstanding at January 1, 2011...............................................   4,155,574           $31.91
Granted (1)..................................................................   1,783,070           $42.84
Forfeited....................................................................    (89,725)           $32.79
Payable (2)..................................................................   (824,825)           $57.95
                                                                                ---------
Outstanding at December 31, 2011.............................................   5,024,094           $31.50
                                                                              =========== ================
Performance Shares expected to vest at a future date as of December 31, 2011.   4,729,890           $32.35
                                                                              =========== ================

----------

(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $76 million.

(2)Includes both shares paid and shares deferred for later payment.

   Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2011, the three year performance period for the 2009 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,791,609 outstanding Performance Shares to which the 2009-2011 performance factor will be applied.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Restricted Stock Units

   Restricted Stock Units are units that, if they vest, are payable in shares of MetLife, Inc. common stock. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

   The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

   The following table presents a summary of Restricted Stock Unit activity for the year ended December 31, 2011:

                                                                                              WEIGHTED AVERAGE
                                                                             RESTRICTED STOCK    GRANT DATE
                                                                                  UNITS          FAIR VALUE
                                                                             ---------------- ----------------
Outstanding at January 1, 2011..............................................          937,172           $29.63
Granted (1).................................................................          734,159           $41.94
Forfeited...................................................................         (61,160)           $35.36
Payable (2).................................................................         (47,322)           $44.35
                                                                             ---------------- ----------------
Outstanding at December 31, 2011............................................        1,562,849           $34.74
                                                                             ================ ================
Restricted Stock Units expected to vest at a future date as of December 31,
  2011......................................................................        1,562,849           $34.74
                                                                             ================ ================

----------

(1)The total fair value of the shares MetLife, Inc. granted on the date of the grant was $31 million.

(2)Includes both shares paid and shares deferred for later payment.

  STATUTORY EQUITY AND INCOME

   Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

   The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

   In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

   Statutory net income (unaudited) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2.0 billion, $2.1 billion and $1.2 billion for the years ended December 31, 2011, 2010 and 2009, respectively. Statutory capital and surplus (unaudited), as filed with the New York State Department of Insurance, was $13.5 billion and $13.2 billion at December 31, 2011 and 2010, respectively.

  DIVIDEND RESTRICTIONS

   Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend. The maximum amount of dividends which Metropolitan Life Insurance Company may pay in 2012 without prior regulatory approval is $1.3 billion.

   Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. Under Massachusetts State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2011, 2010 and 2009, NELICO paid a dividend of $107 million,
$84 million and $19 million, respectively. The maximum amount of dividends which NELICO may pay to Metropolitan Life Insurance Company in 2012 without prior regulatory approval is $46 million.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a cash dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as unassigned funds) as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to its parent, Metropolitan Life Insurance Company of $183 million. During the years ended December 31, 2010 and 2009, GALIC paid a dividend to GenAmerica, which was subsequently paid by GenAmerica to Metropolitan Life Insurance Company, of $149 million and $107 million, respectively. The maximum amount of dividends which GALIC may pay to Metropolitan Life Insurance Company in 2012 without prior regulatory approval is $70 million.

   For the years ended December 31, 2011, 2010 and 2009, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $518 million, $248 million and $41 million, respectively.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  OTHER COMPREHENSIVE INCOME (LOSS)

   The following table sets forth the balance and changes in accumulated other comprehensive income (loss) including reclassification adjustments required for the years ended December 31, 2011, 2010 and 2009 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                 --------------------------
                                                                                   2011     2010     2009
                                                                                 -------- -------- --------
                                                                                       (IN MILLIONS)
Holding gains (losses) on investments arising during the year................... $  9,190 $  7,350 $ 12,267
Income tax effect of holding gains (losses).....................................  (3,219)  (2,568)  (4,233)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income...........................................................     (45)    (545)      562
Income tax effect of reclassification adjustments...............................       16      190    (194)
Allocation of holding (gains) losses on investments relating to other policyholder amounts..........................................................  (5,430)  (2,329)  (1,948)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts.......................................................................    1,902      814      672
                                                                                 -------- -------- --------
Net unrealized investment gains (losses), net of income tax.....................    2,414    2,912    7,126
Foreign currency translation adjustments, net of income tax.....................        4     (16)     (92)
Defined benefit plans adjustment, net of income tax.............................    (422)       98     (90)
                                                                                 -------- -------- --------
Other comprehensive income (loss)...............................................    1,996    2,994    6,944
Other comprehensive income (loss) attributable to noncontrolling interests......       --      (6)        5
                                                                                 -------- -------- --------
Other comprehensive income (loss) attributable to Metropolitan Life Insurance
  Company, excluding cumulative effect of change in accounting principle........    1,996    2,988    6,949
Cumulative effect of change in accounting principle, net of income tax expense
  (benefit) of $0, $6 million and ($19) million (see Note 1)....................       --       10     (36)
                                                                                 -------- -------- --------
 Other comprehensive income (loss) attributable to Metropolitan Life
   Insurance Company............................................................ $  1,996 $  2,998 $  6,913
                                                                                 ======== ======== ========

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


16.  OTHER EXPENSES

   Information on other expenses was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2011     2010    2009
                                                            ------   ------  ------
                                                               (IN MILLIONS)
Compensation............................................... $2,260   $2,230  $2,433
Pension, postretirement & post employment benefit costs....    330      331     411
Commissions................................................    724      651     758
Volume-related costs.......................................    196      173      36
Affiliated interest costs on ceded and assumed reinsurance.  1,393    1,386   1,236
Capitalization of DAC......................................  (893)    (804)   (857)
Amortization of DAC and VOBA...............................    987      950     415
Interest expense on debt and debt issuance costs...........    194      217     166
Premium taxes, licenses & fees.............................    302      288     317
Professional services......................................    832      743     701
Rent, net of sublease income...............................    129      147     262
Other......................................................   (40)     (53)     131
                                                            ------   ------  ------
 Total other expenses...................................... $6,414   $6,259  $6,009
                                                            ======   ======  ======

  CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

   See Note 6 for DAC and VOBA by segment and a rollforward of each including impacts of capitalization and amortization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  INTEREST EXPENSE ON DEBT AND DEBT ISSUANCE COSTS

   See Note 11 for attribution of interest expense by debt issuance. Interest expense on debt and debt issuance costs includes interest expense related to CSEs. See Note 3.

  AFFILIATED EXPENSES

   Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

   See Notes 9, 11 and 19 for a discussion of affiliated expenses included in the table above.

  LEASE IMPAIRMENTS

   See Note 13 for description of lease impairments included within other expenses.

  RESTRUCTURING CHARGES

   In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which was fully implemented by December 31, 2011. This initiative was focused on reducing complexity, leveraging scale, increasing productivity and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported within Corporate & Other. Restructuring charges associated with this enterprise-wide initiative were as follows:

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
                                                                    2011    2010     2009
                                                                    ----    -----   ------
                                                                      (IN MILLIONS)
Balance at January 1,.............................................. $  3    $  19   $   61
Severance charges..................................................    2       14       70
Change in severance charge estimates...............................    1      (2)      (8)
Cash payments......................................................  (6)     (28)    (104)
                                                                    ----    -----   ------
Balance at December 31,............................................ $ --    $   3   $   19
                                                                    ====    =====   ======
Restructuring charges incurred in current period................... $  3    $  12   $   62
                                                                    ====    =====   ======
Total restructuring charges incurred since inception of initiative. $138    $ 135   $  123
                                                                    ====    =====   ======

   Changes in severance charge estimates were due to changes in estimates for variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

   In addition to the above charges, the Company has recognized lease charges of $28 million associated with the consolidation of office space since the inception of the initiative.

17.  BUSINESS SEGMENT INFORMATION

   The Company is organized into three segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other. On November 21, 2011, MetLife, Inc. announced that it will be reorganizing its business into three broad geographic regions and creating a global employee benefits business. While MetLife, Inc. has initiated certain changes in response to this announcement, the Company continued to evaluate the performance of its operating segments under the existing segment structure as of December 31, 2011.

   Insurance Products offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life products. Individual Life insurance products and services include variable life, universal life, term life and whole life products. Non-Medical Health products and services include dental insurance, group short- and long-term disability, individual disability income, LTC, critical illness and accidental death & dismemberment coverages. Retirement Products offers a variety of variable and fixed annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value and investment products and other benefit funding products.

   Corporate & Other contains the excess capital not allocated to the segments, various start-up and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


   Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for GAAP income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

   Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

   Operating revenues excludes net investment gains (losses) and net derivative gains (losses). The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment,
       (ii) includes income from discontinued real estate operations, and
       (iii) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

   The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets,
       (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    .  Other expenses excludes costs related to noncontrolling interests.

   In 2011, management modified its definition of operating earnings to exclude impacts related to certain variable annuity guarantees and Market Value Adjustments to better conform to the way it manages and assesses its business. Accordingly, such results are no longer reported in operating earnings. Consequently, prior years' results for Retirement Products and total consolidated operating earnings have been decreased by $15 million, net of $8 million of income tax, and $18 million, net of $10 million of income tax, for the years ended December 31, 2010 and 2009, respectively.

   Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other for the years ended December 31, 2011, 2010 and 2009 and at December 31, 2011 and

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010. The accounting policies of the segments are the same as those of the Company, except for operating earnings adjustments as defined above, the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation.

   Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s business.

   Effective January 1, 2011, MetLife, Inc. updated its economic capital model to align segment allocated equity with emerging standards and consistent risk principles. Such changes to MetLife, Inc.'s economic capital model are applied prospectively. Segment net investment income is also credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income (loss) from continuing operations, net of income tax.

                                                      OPERATING EARNINGS
                                       ------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                        TOTAL
YEAR ENDED DECEMBER 31, 2011           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL  ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- ------- ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................   $16,346     $  594    $1,347    $    1 $18,288      $   --      $18,288
Universal life and investment-type
 product policy fees..................     1,406        559       196        --   2,161          41        2,202
Net investment income.................     5,216      2,154     3,987       391  11,748       (121)       11,627
Other revenues........................       491        109       242       966   1,808          --        1,808
Net investment gains (losses).........        --         --        --        --      --         132          132
Net derivative gains (losses).........        --         --        --        --      --       1,578        1,578
                                       --------- ---------- --------- --------- ------- ----------- ------------
  Total revenues......................    23,459      3,416     5,772     1,358  34,005       1,630       35,635
                                       --------- ---------- --------- --------- ------- ----------- ------------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............    17,994      1,005     2,989         4  21,992          44       22,036
Interest credited to policyholder
 account balances.....................       502        678     1,138        --   2,318          54        2,372
Capitalization of DAC.................     (398)      (475)      (20)        --   (893)          --        (893)
Amortization of DAC and VOBA..........       529        366        14         1     910          77          987
Interest expense on debt..............         3          3         7       172     185           9          194
Other expenses........................     3,031      1,396       446     1,247   6,120           6        6,126
                                       --------- ---------- --------- --------- ------- ----------- ------------
  Total expenses......................    21,661      2,973     4,574     1,424  30,632         190       30,822
                                       --------- ---------- --------- --------- ------- ----------- ------------
Provision for income tax expense
 (benefit)............................       631        156       421     (229)     979         502        1,481
                                       --------- ---------- --------- --------- -------             ------------
OPERATING EARNINGS....................   $ 1,167     $  287    $  777    $  163   2,394
                                       ========= ========== ========= ========= =======
Adjustments to:
  Total revenues......................                                            1,630
  Total expenses......................                                            (190)
  Provision for income tax (expense)
   benefit............................                                            (502)
                                                                                -------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $ 3,332                  $ 3,332
                                                                                =======             ============

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                                              CORPORATE
                                                         INSURANCE RETIREMENT  BENEFIT   CORPORATE
AT DECEMBER 31, 2011                                     PRODUCTS   PRODUCTS   FUNDING    & OTHER      TOTAL
-----------------------------------                      --------- ---------- --------- ----------- ------------
                                                                              (IN MILLIONS)
TOTAL ASSETS.......................                       $127,169    $80,219  $157,553     $37,255     $402,196
SEPARATE ACCOUNT ASSETS............                       $  7,173    $36,557  $ 62,948     $    --     $106,678
SEPARATE ACCOUNT LIABILITIES.......                       $  7,173    $36,557  $ 62,948     $    --     $106,678

                                                    OPERATING EARNINGS
                                    ---------------------------------------------------
                                                         CORPORATE
                                    INSURANCE RETIREMENT  BENEFIT  CORPORATE                           TOTAL
YEAR ENDED DECEMBER 31, 2010        PRODUCTS   PRODUCTS   FUNDING   & OTHER     TOTAL   ADJUSTMENTS CONSOLIDATED
----------------------------------- --------- ---------- --------- ---------- --------- ----------- ------------
                                                                   (IN MILLIONS)
REVENUES
Premiums...........................   $16,615     $  608  $  1,295    $     1  $ 18,519     $    --     $ 18,519
Universal life and investment-type
 product policy fees...............     1,363        481       196         --     2,040          35        2,075
Net investment income..............     5,344      2,274     3,830        146    11,594         (1)       11,593
Other revenues.....................       444         78       239        964     1,725          --        1,725
Net investment gains (losses)......        --         --        --         --        --       (170)        (170)
Net derivative gains (losses)......        --         --        --         --        --       (266)        (266)
                                    --------- ---------- --------- ---------- --------- ----------- ------------
  Total revenues...................    23,766      3,441     5,560      1,111    33,878       (402)       33,476
                                    --------- ---------- --------- ---------- --------- ----------- ------------
EXPENSES
Policyholder benefits and claims
 and policyholder dividends........    18,299        963     2,875       (18)    22,119          31       22,150
Interest credited to policyholder
 account balances..................       507        712     1,251         --     2,470          53        2,523
Capitalization of DAC..............     (398)      (392)      (14)         --     (804)          --        (804)
Amortization of DAC and VOBA.......       546        266        15          1       828         122          950
Interest expense on debt...........         4          4         5        189       202          15          217
Other expenses.....................     2,968      1,320       425      1,181     5,894           2        5,896
                                    --------- ---------- --------- ---------- --------- ----------- ------------
  Total expenses...................    21,926      2,873     4,557      1,353    30,709         223       30,932
                                    --------- ---------- --------- ---------- --------- ----------- ------------
Provision for income tax expense
 (benefit).........................       645        200       350      (208)       987       (209)          778
                                    --------- ---------- --------- ---------- ---------             ------------
OPERATING EARNINGS.................   $ 1,195     $  368  $    653    $  (34)     2,182
                                    ========= ========== ========= ========== =========
Adjustments to:
  Total revenues...................                                               (402)
  Total expenses...................                                               (223)
  Provision for income tax
   (expense) benefit...............                                                 209
                                                                              ---------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME
 TAX...............................                                            $  1,766                 $  1,766
                                                                              =========             ============

                                                                              CORPORATE
                                                         INSURANCE RETIREMENT  BENEFIT   CORPORATE
AT DECEMBER 31, 2010                                     PRODUCTS   PRODUCTS   FUNDING    & OTHER      TOTAL
-----------------------------------                      --------- ---------- --------- ----------- ------------
                                                                              (IN MILLIONS)
TOTAL ASSETS.......................                       $123,915    $77,622  $143,541     $30,329     $375,407
SEPARATE ACCOUNT ASSETS............                       $  8,343    $34,540  $ 54,946     $    --     $ 97,829
SEPARATE ACCOUNT LIABILITIES.......                       $  8,343    $34,540  $ 54,946     $    --     $ 97,829

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


                                                      OPERATING EARNINGS
-                                      -------------------------------------------------
                                                            CORPORATE
                                       INSURANCE RETIREMENT  BENEFIT  CORPORATE                         TOTAL
YEAR ENDED DECEMBER 31, 2009           PRODUCTS   PRODUCTS   FUNDING   & OTHER   TOTAL   ADJUSTMENTS CONSOLIDATED
-------------------------------------  --------- ---------- --------- --------- -------- ----------- ------------
                                                                     (IN MILLIONS)
REVENUES
Premiums..............................   $16,651     $  553    $1,414    $   11 $ 18,629    $     --     $ 18,629
Universal life and investment-type
 product policy fees..................     1,486        416       145        --    2,047          20        2,067
Net investment income.................     4,968      2,006     3,466     (328)   10,112          63       10,175
Other revenues........................       511         73       230       925    1,739          --        1,739
Net investment gains (losses).........        --         --        --        --       --     (1,667)      (1,667)
Net derivative gains (losses).........        --         --        --        --       --     (4,428)      (4,428)
                                       --------- ---------- --------- --------- -------- ----------- ------------
  Total revenues......................    23,616      3,048     5,255       608   32,527     (6,012)       26,515
                                       --------- ---------- --------- --------- -------- ----------- ------------
EXPENSES
Policyholder benefits and claims and
 policyholder dividends...............    18,447        923     2,879         7   22,256          18       22,274
Interest credited to policyholder
 account balances.....................       513        754     1,366        --    2,633          36        2,669
Capitalization of DAC.................     (396)      (449)      (12)        --    (857)          --        (857)
Amortization of DAC and VOBA..........       410        248        12         2      672       (257)          415
Interest expense on debt..............         2         --         1       163      166          --          166
Other expenses........................     3,145      1,391       422     1,320    6,278           7        6,285
                                       --------- ---------- --------- --------- -------- ----------- ------------
  Total expenses......................    22,121      2,867     4,668     1,492   31,148       (196)       30,952
                                       --------- ---------- --------- --------- -------- ----------- ------------
Provision for income tax expense
 (benefit)............................       498         51       187     (489)      247     (2,143)      (1,896)
                                       --------- ---------- --------- --------- --------             ------------
OPERATING EARNINGS....................   $   997     $  130    $  400    $(395)    1,132
                                       ========= ========== ========= ========= ========
Adjustments to:
  Total revenues......................                                           (6,012)
  Total expenses......................                                               196
  Provision for income tax (expense)
   benefit............................                                             2,143
                                                                                --------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS, NET OF INCOME TAX........                                          $(2,541)                 $(2,541)
                                                                                ========             ============

   Net investment income is based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Operating revenues derived from any customer did not exceed 10% of consolidated operating revenues for the years ended December 31, 2011, 2010 and 2009. Substantially all of the Company's revenues originated in the U.S.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

   The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair

                      METROPOLITAN LIFE INSURANCE COMPANY
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

value less expected disposition costs. Income from discontinued real estate operations, net of income tax, was $65 million, $20 million and $19 million for the years ended December 31, 2011, 2010 and 2009, respectively.

   The carrying value of real estate related to discontinued operations was $1 million and $180 million at December 31, 2011 and 2010, respectively.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.8 billion, $2.7 billion and $3.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.6 billion, $1.2 billion and $1.1 billion for the years ended December 31, 2011, 2010 and 2009, respectively, and were reimbursed to the Company by these affiliates. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                          YEARS ENDED DECEMBER 31,
                                                          ------------------------
                                                           2011     2010    2009
  -                                                       ------   ------  ------
                                                             (IN MILLIONS)
  Compensation........................................... $1,823   $1,770  $2,255
  Pension, postretirement & postemployment benefit costs.   (10)       --      --
  Commissions............................................    905      801     638
  Volume-related costs...................................  (328)    (269)   (284)
  Professional services..................................  (122)     (18)      --
  Rent...................................................   (36)     (28)      --
  Other..................................................  (993)    (745)   (718)
                                                          ------   ------  ------
   Total other expenses.................................. $1,239   $1,511  $1,891
                                                          ======   ======  ======

   Revenues received from affiliates related to these agreements were recorded as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2011     2010    2009
     -                                                       ----     ----    ----
                                                             (IN MILLIONS)
     Universal life and investment-type product policy fees.  $94      $84     $55
     Other revenues.........................................  $46      $34     $22

   The Company had net payables to affiliates of $238 million and $243 million at December 31, 2011 and 2010, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
9. See Notes 3, 8 and 11 for additional related party transactions.

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


(a)  Financial Statements
     --------------------------------------------------------------------------

The following financial statements comprising each of the Divisions of the Separate Account are included in Part B hereof:


Report of Independent Registered Accounting Firm.


Statements of Assets and Liabilities as of December 31, 2011.

Statements of Operations for the year ended December 31, 2011.

Statements of Changes in Net Assets for the years ended December 31, 2011 and 2010.


Notes to the Financial Statements.


The following consolidated financial statements of the Company and subsidiary are included in Part B hereof:

Independent Auditors' Report.

Consolidated Balance Sheets as of December 31, 2011 and 2010.

Consolidated Statements of Operations for the years ended December 31, 2011,
2010 and 2009.

Consolidated Statements of Stockholder's Equity for the years ended
December 31, 2011, 2010 and 2009.


Consolidated Statements of Cash Flows for the years ended December 31, 2011,
2010 and 2009.

Notes to the Consolidated Financial Statements.

The following consolidated financial statements of Metropolitan Life Insurance
Company and subsidiaries are included in Part B hereof:


Independent Auditors' Report.

Consolidated Balance Sheets as of December 31, 2011 and 2010.

Consolidated Statements of Operations for the years ended December 31, 2011,
2010 and 2009.

Consolidated Statements of Equity for the years ended
December 31, 2011, 2010 and 2009.

Consolidated Statements of Cash Flows for the years ended December 31, 2011,
2010 and 2009.


Notes to the Consolidated Financial Statements.




(b)  Exhibits
     ---------------------------------------------------------------------

(1)  Resolutions of the Board of Directors of General American Life
     Insurance Company ("General American") authorizing establishment of the Separate Account (F16)

(2)  Not Applicable

(3). (a)  Form of Distribution Agreement (F3)

     (b)  Form of Selling Agreement (F2)

     (c)  Additional Form of Selling Agreement (MetLife Investors Distribution
          Company Retail Sales Agreement). (F17)

(4)  (a)  Form of tax sheltered group variable annuity contract (No. V82-300)
          (F10)

     (b)  Form of tax sheltered individual variable annuity certificate (No.
          V82-301) (F10)

     (c)  Form of variable annuity (tax qualified)(No. V82-400) (F10)

     (d)  Form of individual variable annuity (non-tax qualified)(No. 10013)
          (F10)

     (e)  Form of individual variable annuity (tax qualified)(No. 10014) (F10)

     (f)  Form of tax sheltered group variable annuity contract (No. 10015)
          (F10)

     (g)  Form of tax sheltered group variable annuity certificate (No. 10016)
          (F10)

     (h)  Endorsement related to the reorganization of Separate Account (F16)

     (i)  Form of endorsement relating to requirements of Section 408(b)
          (IRA's) Internal Revenue Code IRC (No. 1096900) (F9)

     (j)  Form of endorsement allowing other Fund sponsors (No. 1098900) (F9)

     (k)  Form of endorsement relating tax sheltered annuities, Section 403(b)
          IRC (No. 1098600) (F9)

     (l) Form of endorsement relating to tax sheltered annuities with employer contribution (No. 1098800) (F9)

     (m)  Form of endorsement relating to the Unemployment Compensation
          Amendments (No. 1 E6) (F9)


     (n)  Form of Tax-Sheltered Annuity Endorsement 6A-398-3 (12/08) (F23)

     (o)  Form of 401(a)/403(a) Plan Endorsement GA-401-3 (5/11)
          (filed herewith)


(5)       Form of application (F5)

(6)  (a)  Amended and Restated Charter and Articles of Incorporation of General
          American Life Insurance Company (F11)

    (b) By-laws of General American Life Insurance Company (F12)

    (c) Certificate of Amendment and Amended and Restated Charter and Articles of Incorporation of General American Life Insurance Company February 21, 1997 as Amended September 10, 1997 Amended October 24, 2002 (F11)

    (d) General American Life Insurance Company Amended and Restated By-Laws
        Adopted: October 24, 2002. (F12)

    (e) Certificate of Amended and Restated Articles of Incorporation of General American Life Insurance Company as Amended September 10, 1997 Amended October 24, 2002 Amended June 16, 2004. (F18)

(7)     Not applicable


(8) (i)(a) Amended and Restated Participation Agreement Among Variable Insurance
           Product Fund, Fidelity Distributors Corporation and General American Life Insurance Company (F13)

    (i)(b) Amended and Restated Participation Agreement Among Variable Insurance Product Fund II, Fidelity Distributors Corporation and General American Life Insurance Company (F13)

    (i)(c) Amendment and Assignment of Variable Insurance Products I's Participation Agreement, dated October 28, 1994, as amended, and Variable Insurance Products Fund II's Participation Agreement dated October 28, 1994, as amended, consented to by General American Life Insurance Company on June 20, 2007. (F20)

    (i)(d) Summary Prospectus Agreement Among Fidelity Distributors Corporation and General American Life Insurance Company et al. (effective April 30, 2010). (F23)

   (ii)(a) Participation Agreement Among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and General American Life Insurance Company (F14)

   (ii)(b) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and General American Life Insurance Company. (F17)

   (ii)(c) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Securities, Inc. and General American Life Insurance Company. (F18)

   (ii)(d) Participation Agreement Among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and General American Life Insurance Company.(effective 8-31-2007)(F20)

   (ii)(e) Amendment to Participation Agreement in effect between Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and General American Life Insurance Company et al. (effective 4-30-2010) (filed herewith)

  (iii)(a) Participation Agreement Among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company and General American Life Insurance Company.(effective 4-30-2001)(F19)

  (iii)(b) First Amendment to the Participation Agreement Among Met Investors Series Trust, MetLife Advisers, LLC, Metlife Investors Distribution Company, and General American Life Insurance Company (F21)

  (iii)(c) Amendment to Participation Agreement in effective between Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and General American Life Insurance Company et al. (effective 4-30-2010) (filed herewith)

    (iv) Amended and Restated Net Worth Maintenance Agreement by and between Metropolitan Life Insurance Company and General American Life Insurance Company. (F17)


(9)     Opinion of Counsel (F15)


(10) Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP). (filed herewith)

(11)    Not applicable

(12)    Not applicable

(13) (i)  Powers of Attorney for Michael K. Farrell, Peter M. Carlson, Todd
          B. Katz, Maria R. Morris, Stanley J. Talbi. (F22)

     (ii) Power of Attorney for Anne M. Belden. (F23)


    (F2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to registration statement of General American Separate Account Eleven, File No. 033-10146.

    (F3) Incorporated herein by reference to Post-Effective Amendments No. 29 and 34 to this Registration Statement.

    (F5) Incorporated herein by reference to Post-Effective Amendment No. 33 to this Registration Statement.

    (F9) Incorporated herein by reference to Post-Effective Amendment No. 41 to this Registration Statement.

    (F10) Incorporated herein by reference to Post-Effective Amendment No. 43 to this Registration Statement.

    (F11) Incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-83625/811-04901 (Destiny), filed as Item 27. Exhibit (f)(iii) on June 9, 2003.

    (F12) Incorporated herein by reference to Post-Effective Amendment No. 2 on Form N-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-83625/811-04901 (Destiny), filed as Item 27. Exhibit (f)(iv) on June 9, 2003.

    (F13) Incorporated herein by reference to Post-Effective Amendment No. 3 on Form S-6 to the registration statement of General American Separate Account Eleven, File No. 333-53477 (VUL 98), filed on April 28, 2000.

    (F14) Incorporated herein by reference to Post-Effective Amendment No. 2 on Form S-6 to the registration statement of General American Separate Account Eleven, File No. 333-83625 (Destiny), filed on May 1, 2001.

    (F15) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 49 on Form N-4 to the registration statement, File Nos. 002-39272/811-02162, filed on April 29, 2003.

    (F16) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 50 on Form N-4 to the registration statement, File Nos. 002-39272/811-2162, filed on April 29, 2004.


    (F17) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 53 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 27, 2006.


    (F18) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 54 to the registration statement on Form N-4, File Nos. 002-39272/811-02162, filed on April 23, 2007.

    (F19) Incorporated herein by reference to Post-Effective Amendment No. 5 on Form S-6 to the registration statement of General American Separate Account Eleven, File Nos. 333-53477/811-04901 (VUL 98), filed as Exhibit 14(x) on April 30, 2002.

    (F20) Incorporated herein by reference to Post-Effective Amendment No. 55 to the registration statement on Form N-4, File Nos.
          002-39272/811-02162, filed on April 23, 2008.

    (F21) Incorporated herein by reference to Post-Effective Amendment No. 56 to the registration statement on Form N-4, File Nos.
          002-39272/811-02162, filed on April 23, 2009.

    (F22) Incorporated herein by reference to Post-Effective Amendment No. 57 to the registration statement on Form N-4, File Nos.
          002-39272/811-02162, filed on April 27, 2010.


    (F23) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 58 on Form N-4 to the registration statement, File Nos. 002-39272/811-02162, filed on April 25, 2011.



Item 25. Directors and Officers of the Depositor

Name and Principal Business Address    Positions and Offices with Depositor

Michael K. Farrell *(3)                Chairman of the Board, President and
                                       Chief Executive Officer

Todd B. Katz *(5)                      Director

Paul A. LaPiana *(15)                  Director


Maria R. Morris *(8)                   Director

Paul G. Cellupica *(8)                 Director

Stanley J. Talbi *(8)                  Director


Eric T. Steigerwalt *(5)               Director


Peter M. Carlson *(8)                  Executive Vice President and Chief
                                       Accounting Officer

Robin Lenna (14)                       Executive Vice President

Isaac Torres *(8)                      Secretary

William D. Cammarata *(7)              Senior Vice President

Marlene B. Debel *(7)                  Senior Vice President and Treasurer


Jonathan L. Rosenthal *(3)             Senior Vice President and Chief
                                       Hedging Officer

Name and Principal Business Address  Positions and Offices with Depositor


Stewart M. Ashkenazy *(8)            Vice President and Actuary


Anne M. Belden *(2)                  Vice President, Finance


Bennett D. Kleinberg *(10)           Vice President and Senior Actuary

Roberto Baron *(8)                   Vice President


Richard J. Barquist *(2)             Vice President




Deirdre E. Curran *(9)               Vice President


Mark J. Davis *(5)                   Vice President


Ignazio J. Greco *(8)                Vice President

John J. Iwanicki *(7)                Vice President

Sebastian J. Janssen *(5)            Vice President


Karen A. Johnson *(4)                Vice President

James W. Koeger *(1)                 Vice President

Christopher A. Kremer *(4)           Vice President


Timothy J. McLinden *(8)             Vice President


James J. Reilly *(4)                 Vice President


Mark S. Reilly *(10)                 Vice President and Illustration
                                     Actuary

Kathleen J. Schoos *(11)             Vice President

Nan D. Tecotzky (13)                 Vice President

Dorothy P. Thomas *(13)              Vice President

Michael F. Tietz *(13)               Vice President


*The principal business address:

*(1) General American, 13045 Tesson Ferry Road, St. Louis, MO 63128.

*(2) MetLife, 1 MetLife Plaza, 27-01 Queens Plaza, North, Long Island City, NY 11101

*(3) MetLife, 10 Park Avenue, Morristown, NJ 07962

*(4) MetLife, 501 Boylston Street, Boston, MA 02116

*(5) MetLife, 501 Route 22, Bridgewater, NJ 08807

*(6) MetLife, 177 South Commons Drive, Aurora, IL 60504



*(7) MetLife, 18210 Crane Nest Dr., Tampa, FL 33647

*(8) MetLife, 1095 Avenue of the Americas, New York, NY 10036

*(9) MetLife, 300 Davidson Ave, Somerset, NJ 08873

*(10) MetLife, 1300 Hall Boulevard, Bloomfield, CT 06002

*(11) MetLife, 700 Quaker Lane, Warwick, RI 02886

*(12) MetLife, 2400 Lakeview Parkway, Suite 100, Alpharetta, GA 30004

*(13) MetLife, 200 Park Avenue, New York, NY 10166

*(14) MetLife, 5 Park Plaza, Suite 1900, Irvine, CA 92614


Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

   The Registrant is a separate account of General American Life Insurance Company, the Depositor, which is organized under the laws of Missouri. The Depositor is a wholly-owned, indirect subsidiary of Metropolitan Life Insurance Company which is organized under the laws of state of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2011

The  following  is  a list  of  subsidiaries  of MetLife,   Inc.  updated  as of
December 31, 2011.   Those  entities   which are  listed at  the left  margin
(labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and .01% general partnership is held by 1320 GP LLC

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile)- 91.15% is owned by MetLife, Inc., 8.84% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 68.6071% is held by MetLife Chile Inversiones Limitada, 31.3898% is held by Inversiones Interamericana S.A. and .0031% by International Technical & Advisory Services.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.999998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and .000002% by Natiloportem Holdings, Inc.

      9.    MetLife Insurance Limited (United Kingdom)

      10.   MetLife Limited (United Kingdom)

      11. MetLife Insurance S.A./NV (Belgium) - 99.99999% of MetLife Insurance S.A./NV is owned by MetLife International Holdings, Inc. and 0.00001% by Natiloportem Holdings, Inc.

      12.   MetLife Services Limited (United Kingdom)

      13.   MetLife Europe R Limited (Ireland)

      14. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      15. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      16. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


            a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      17.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)


      18.   MetLife NC Limited (Ireland)

      19.   MetLife Europe Services Limited (Ireland)

      20.   MetLife International Limited, LLC (DE)

      21. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      22.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1) MetLife Services (Singapore) PTE Limited (Singapore)

                              2)    The Direct Call Centre PTY Limited
                                    (Australia)

                              3)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      23. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      24.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        a) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings, LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine, LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (Ireland)

               i) MetLife Pension Trustees Limited (United Kingdom)

            b) MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Advisors Company, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)


           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   American Life Insurance Company (ALICO) (US)

      1.    ALICO Nagasaki Operation Yugen Kaisha (Japan)

      2.    Communication One Kabushiki Kaisha (Japan)

      3.    Financial Learning Kabushiki Kaisha (Japan)

      4. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      5.    A.I.G. Limited (Nigeria)

      6.    ALICO Limited (Nigeria)

      7.    American Life Limited (Nigeria)

      8. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 66.47% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      9.    American Life Hayat Sigorta A.S. (Turkey)

            a) Deniz Emeklilik ve Hayat A.S. (Turkey) - 99.86% of Deniz Emeklilik ve Hayat A.S. is owned by American Life Hayat Sigorta A.S., .0000000004% by ALICO and the remaining interests are owned by third parties

      10.   ALICO (Bulgaria) Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      11.   Amcico pojist'ovna a.s. (Czech Republic)

      12.   MetLife S.A. (France)

            a) Hestis S.A.S. (France) - 66.06% of Hestis S.A.S. is owned by ALICO and the remaining interests are owned by third parties.

            b)    MetLife Solutions S.A.S. (France)

      13. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      14. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

      15.   ALICO Life International Limited (Ireland)

      16.   ALICO Italia S.p.A. (Italy)

            a) Agenvita S.r.L. (Italy) - 95% of Agenvita S.r.L. is owned by ALICO Italia S.p.A., the remaining 5% is owned by ALICO.

      17. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland) - 95.74% of AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. is owned by ALICO and 4.26% by MetLife Worldwide Holdings, Inc.

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      18. ALICO Asigurari Romania S.A. (Romania) - 99.99999726375% of ALICO Asigurari Romania S.A. is owned by American Life Insurance Company and the remaining .000001273625% is owned by International Technical and Advisory Services Limited.

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and .0252% is owned by AMPLICO Services Sp z.o.o.

            b)    ALICO Training and Consulting S.R.L. (Romania)

      19.   International Investment Holding Company Limited (Russia)

      20.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      21.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by American Life Insurance Company and the remaining .04% is owned by International Technical and Advisory Services Limited.

      22.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav.spol., a.s. (Slovakia)

      23.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      24.   ALICO Management Services Limited (United Kingdom)

      25.   ZEUS Administration Services Limited (United Kingdom)

      26.   ALICO Trustees (UK) Ltd. (United Kingdom) - 50% of ALICO Trustees
            (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      27. PJSC ALICO Ukraine (Ukraine) - 99.9990% of PJSC ALICO Ukraine is owned by American Life Insurance Company, .0005% is owned by International Technical and Advisory Services Limited and the remaining .0005% is owned by Borderland Investment Limited.

      28.   Borderland Investments Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      29.   International Technical and Advisory Services Limited (USA-Delaware)

      30.   International Services Incorporated (USA-Delaware)

      31.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      32. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      33. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      34. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989811% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100030% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      35. Inversiones Interamericana S.A. (Chile) 99.9850% of Inversiones Interamericana S.A. is owned by ALICO and .0150% by International Technical & Advisory Services.

            a) ALICO Costa Rica S.A. (Costa Rica) - 99% of ALICO Costa Rica S.A. is owned by Inversiones Interamericana S.A. and 1% by La Interamericana Compania de Seguros de Vida S.A.

            b) Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by Inversiones Interamericana S.A. and the remaining interests by a third party.

                  i) Legagroup S.A. (Chile) - 99% is owned by Legal Chile and 1% is owned by a third party.

      36. ALICO Mexico Compania de Seguros, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by American Life Insurance Company and .000002% is owned by International Technical and Advisory Services Limited.

      37.   ALICO Services, Inc. (Panama)

      38. American Life and General Insurance Company (Trinidad & Tobago) Ltd. (Trinidad and Tobago) - 80.92373% of American Life and General Insurance Company (Trinidad & Tobago) Ltd. is owned by ALICO and the remaining interests are owned by a third party.

            a) ALGICO Properties, Ltd. (Trinidad & Tobago) - 99.99994% of ALGICO Properties, Ltd. is owned by American Life and General Insurance Company (Trinidad & Tobago), .00003% is owned by American Life Insurance Company and the remaining .00003% is owned by third parties.

            b)    Eleven Dee, LTD. (Trinidad & Tobago)

      39.   MetLife Seguros de Vida, S.A. (Uruguay)

      40. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

      41.   Global Properties, Inc. (USA-Delaware)

      42.   Alpha Properties, Inc. (USA-Delaware)

      43.   Beta Properties, Inc. (USA-Delaware)

      44.   Delta Properties Japan, Inc. (USA-Delaware)

      45.   Epsilon Properties Japan, Inc. (USA)

      46.   Iris Properties, Inc. (USA-Delaware)

      47.   Kappa Properties Japan, Inc. (USA-Delaware)

      48.   MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

            a)    MetLife Global Holding Company II GmbH (Swiss II)
                  (Switzerland)

                  i)    MetLife EU Holding Company Limited (Ireland)

      49.   MetLife ALICO Preparatory Company KK (Japan)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU affiliated members.

Item 27. Number of Contract Owners


   As of January 31, 2012 there were 3,614 contract owners of qualified contracts and 576 contract owners of non-qualified contracts.


Item 28. Indemnification

   The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors and Officers Liability and Corporate Reimbursement Insurance Policy insurance coverage with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

   Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, Fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

   In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987 and the policy holders of General American at the annual meeting held on 26 January 1988 adopted the following resolutions:
"BE IT RESOLVED THAT

   1. The company shall indemnify any person who is or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative or investigative action, proceeding or claim (Including an action by or in the right of the company) by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

   2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

  (a) MetLife Investors Distribution Company, which was known as General American Distributors, Inc. prior to December 1, 2004, is the principal underwriter for the following investment companies (other than Registrant):

   Met Investors Series Trust
   MetLife Investors USA Separate Account A
   MetLife Investors Variable Annuity Account One
   MetLife Investors Variable Life Account One
   First MetLife Investors Variable Annuity Account One
   General American Separate Account Twenty-Eight
   General American Separate Account Twenty-Nine
   General American Separate Account Eleven
   Security Equity Separate Account Twenty-Six
   Security Equity Separate Account Twenty-Seven
   MetLife of CT Fund UL for Variable Life Insurance
   MetLife of CT Fund UL III for Variable Life Insurance
   Metropolitan Life Variable Annuity Separate Account II
   MetLife of CT Separate Account Eleven for Variable Annuities
   Metropolitan Life Separate Account E
   Metropolitan Life Separate Account UL
   Paragon Separate Account A
   Paragon Separate Account B
   Paragon Separate Account C
   Paragon Separate Account D

   Metropolitan Series Fund

   Metropolitan Tower Life Separate Account One
   Metropolitan Tower Life Separate Account Two

  (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

NAME AND PRINCIPAL BUSINESS ADDRESS   POSITIONS AND OFFICES WITH UNDERWRITER
-----------------------------------   ---------------------------------------
Michael K. Farrell                    Director
10 Park Avenue
Morristown, NJ 07962

Craig W. Markham                      Director and Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

William J. Toppeta                    Director
1095 Avenue of the Americas
New York, NY 10036

Paul A. Sylvester                     President, National Sales
10 Park Avenue                        Manager-Annuities & LTC
Morristown, NJ 07962

Elizabeth M. Forget                   Executive Vice President
1095 Avenue of the Americas
New York, NY 10036

Paul A. LaPiana                       Executive Vice President, National
5 Park Plaza                          Sales Manager-Life
Suite 1900
Irvine, CA 92614

Curtis Wohlers                        Senior Vice President, National Sales
1300 Hall Boulevard                   Manager, Independent Planners and
Bloomfield, CT 06002                  Insurance Advisors

Jeffrey A. Barker                     Senior Vice President, Channel
1 MetLife Plaza                       Head-Independent Accounts
27-01 Queens Plaza North
Long Island City, NY 11101

NAME AND PRINCIPAL BUSINESS ADDRESS   POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------   ---------------------------------------
                                      Senior Vice President, Channel
Andrew Aiello                         Head-National Accounts
5 Park Plaza
Suite 1900
Irvine, CA 92614

Jay S. Kaduson                        Senior Vice President
10 Park Avenue
Morristown, NJ 07962

Isaac Torres                          Secretary
1095 Avenue of the Americas
New York, NY 10036


Marlene B. Debel                      Treasurer
1095 Avenue of the Americas
New York, NY 10036

John G. Martinez                      Vice President, Chief Financial Officer
18210 Crane Nest Drive
Tampa, FL 33647


Debora L. Buffington                  Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

David DeCarlo                         Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Rashid Ismail                         Vice President
5 Park Plaza, Suite 1900
Irvine, CA 92614

Paul M. Kos                           Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Cathy A. Sturdivant                   Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614


Paulina Vakouros                      Vice President
200 Park Avenue
40th Floor
New York, NY 10166


  (c) Compensation From the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                 (1)                          (2)              (3)          (4)         (5)
                                        Net Underwriting
                                         Discounts And    Compensation   Brokerage
Name of Principal Underwriter             Commissions     On Redemption Commissions Compensation
--------------------------------------- ----------------  ------------- ----------- ------------
MetLife Investors Distribution Company    $3,968,141           $0           $0           $0

       Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

Item 30. Location of Accounts and Records

       All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by

       (a) Registrant

       (b) Metropolitan Life Insurance Company, 200 Park Avenue, New York, New York 10166-0188

       (c) MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614

       (d) General American Life Insurance Company, 13045 Tesson Ferry Road, St. Louis, MO 63128

       (e) IBM Global Services, 2000 Wade Hampton Boulevard, Greenville, SC
29615

       (f) MetLife, 1095 Avenue of the Americas, New York, NY 10036

       (g) MetLife, 18210 Crane Nest Drive, Tampa, FL 33647

       (h) MetLife, 501 Boylston Street, Boston, MA 02116

Item 31. Management Services

       All management contracts are discussed in Part A or Part B.

Item 32. Undertakings and Representations

       (a) Registrant undertakes that it will file post-effective amendments to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

       (b) Registrant undertakes to include, as part of the application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

       (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to General American at the address or phone number listed in the prospectus.

       (d) Registrant represents that it is relying upon a Securities and Exchange Commission "no-action" letter (No. P-6-88) issued to the American Council of Life Insurance concerning the conflict between the redeemability requirements of sections 22(e),

27(c)(1), and 27(d) of the Investment Company Act of 1940 and the limits on the redeemability of variable annuities imposed by section 403(b)(11) of the Internal Revenue Code. Registrant has included disclosure concerning the 403(b)(11) restrictions in its prospectus and sales literature, and established a procedure whereby each plan participant will sign a statement acknowledging these restrictions before the contract is issued. Sales representatives have been instructed to bring the restrictions to the attention of potential plan participants.

       (e) General American, of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contracts are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by General American.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Boston, and The Commonwealth of Massachusetts, on this 26th day of April, 2012.

GENERAL AMERICAN SEPARATE ACCOUNT TWO
(Registrant)

By:  GENERAL AMERICAN LIFE INSURANCE COMPANY

By:  /s/ Karen A. Johnson
     ---------------------------------------
     Karen A. Johnson
     Vice President

By:  GENERAL AMERICAN LIFE INSURANCE COMPANY
     (Depositor)

By:  /s/ Karen A. Johnson
     ---------------------------------------
     Karen A. Johnson
     Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 26, 2012.

Signature                             Title
---------                             -----

/s/ Michael K. Farrell*               Chairman of the Board, Chief Executive
----------------------------------    Officer and President
Michael K. Farrell

/s/ Peter M. Carlson*                 Director, Executive Vice President
----------------------------------    and Chief Accounting Officer
Peter M. Carlson

/s/ Anne M. Belden*                   Vice President, Finance
----------------------------------
Anne M. Belden

/s/ Todd B. Katz*                     Director
----------------------------------
Todd B. Katz

/s/ Maria R. Morris*                  Director
----------------------------------
Maria R. Morris

                                      Director
----------------------------------
Paul A. LaPiana

                                      Director
----------------------------------
Paul G. Cellupica

                                      Director
----------------------------------
Eric T. Steigerwalt

/s/ Stanley J. Talbi*                 Director
----------------------------------
Stanley J. Talbi

*By:  /s/ Michele H. Abate
      -------------------------
      Michele H. Abate,
      Attorney-In-Fact
      April 26, 2012

--------
* General American Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed in Registrant's Post-Effective Amendment No. 57 to Form N-4 filed as
    Exhibit 13 on April 27, 2010 (File Nos. 002-39272/811-02162) and pursuant to the power of attorney filed Registrant's Post-Effective Amendment No. 58 to Form N-4 filed as Exhibit 13(ii) for Anne M. Belden on April 25, 2011 (File Nos. 002-39272/811-02162).

                               INDEX TO EXHIBITS

4(o)       Form of 401(a)/403(a) Plan Endorsement

8(ii)(e)   Amendment to Participation Agreement with Metropolitan
           Series Fund

8(iii)(c)  Amendment to Participation Agreement with Met Investors
           Series Trust

           Consent of Independent Registered Public Accounting Firm
10         (Deloitte & Touche LLP)